UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04096

MFS MUNICIPAL SERIES TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue, Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

March 31, 2016

MFS® MUNICIPAL INCOME FUND

LMB-ANN

MFS® MUNICIPAL INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Markets remained volatile in the first quarter of 2016, but after a tough start to the year stocks largely recouped their losses, with most major indices closing out the quarter roughly where they were at the beginning of the year. After falling to multiyear lows in February, oil prices stabilized as oil-producing nations began taking steps to cap crude production. U.S. economic growth remained positive but unspectacular amid continued improvement in labor markets and upbeat service-sector activity. Headwinds from abroad forced the U.S. Federal Reserve to table its plans to tighten monetary policy, while the Bank of Japan and the European Central Bank continued to ease policy aggressively, perpetuating a lower-for-longer global interest rate environment.

China’s economy — while suffering growing pains linked to its shift from an export-led to a consumer-driven economic model — appeared to stabilize as the first quarter drew to a close. Europe awaits a crucial referendum scheduled for June 23 in which British voters will decide whether the United Kingdom should remain in the European Union.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

May 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue – Hospitals	12.7%
General Obligations – General Purpose	8.6%
Universities – Colleges	8.2%
Water & Sewer Utility Revenue	7.5%
Healthcare Revenue – Long Term Care	5.3%
State & Local Agencies	4.2%
Airport Revenue	4.2%
General Obligations – Schools	3.9%
Tobacco	3.8%
Utilities – Municipal Owned	3.7%

Composition including fixed income credit quality (a)(i)
AAA	6.6%
AA	22.6%
A	34.6%
BBB	18.9%
BB	4.3%
B	3.8%
CCC	0.1%
CC	1.0%
D	0.6%
Not Rated	6.4%
Cash & Cash Equivalents	2.5%
Other	(1.4)%

Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	14.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time Other may be negative due to offsets to derivative positions and/or offsets to the leverage created through the issuance of self-deposited inverse floaters.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2016, Class A shares of the MFS Municipal Income Fund (“fund”) provided a total return of 4.10%, at net asset value. This compares with a return of 3.98% for the fund’s benchmark, the Barclays Municipal Bond Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle late in the period, Fed officials said they would be cautious regarding further tightening due to concerns over global economic and financial conditions. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. The sharp rise in the US dollar also weighed on earnings during the period, though dollar strength ebbed moderately late in the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

According to data from the Fed, the 10-year US Treasury yield finished the period at 1.78%, a modest decrease of 16 basis points. However, this masked quite a bit of volatility during the period, as yields spiked as high as 2.49% during the second quarter of 2015. As oil prices rose, payroll growth remained steady and the market started to anticipate the first increase in the US Federal Funds rate since 2006. While the Fed raised short-term interest rates in December of 2015, concerns about weaker global growth, especially out of China and other emerging markets, and further declines in oil prices, caused 10-Year US Treasury yields to subsequently decline. Additionally, given this fragile global backdrop, the Fed continues to tread carefully with respect to the pace and timing of additional interest rate hikes.

4

Management Review – continued

Municipal bonds produced positive returns for the 12-months ended March 31, 2016, as measured by the Barclays Municipal Bond Index, and generally outperformed other fixed income asset classes. This was helped by limited net new issuance and continued strong demand for municipal bonds from investors viewing the asset class as a safe haven and somewhat insulated from global macro events such as slower growth in China and the steep decline in commodity prices.

While Puerto Rico made headlines during the summer by indicating that it could not service its outstanding debt, the municipal market generally shrugged off the news. However, markets continue to remain concerned about underfunded public employee pension systems and other benefits promised to public employees, and the political difficulties in enacting reform. Nowhere did these challenges appear more acute than in both the state of Illinois and the city of Chicago, where burgeoning budget deficits attracted increased market and rating agency attention. This demonstrates that the market is differentiating between those issuers who have taken steps toward fiscal sustainability and those with ongoing budget and pension challenges.

Generally, fundamentals remained sound for the majority of municipal issuers. Tax-equivalent yields seemed attractive relative to overall credit quality, but should be weighed against the longer duration nature of municipal bonds in an environment of interest rate uncertainty.

Factors affecting performance

A key factor that contributed to performance relative to the Barclays Municipal Bond Index was the fund’s strong bond selection in the credit enhanced and tobacco sectors, as well as positive selection within “B” rated (r) securities. Additionally, the fund’s longer duration (d) stance further supported relative performance.

Security selection within both the housing and utilities sectors weighed on relative performance.

Respectfully,

Jason Kosty	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective July 29, 2015, Jason Kosty became a Portfolio Manager of the Fund.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

5

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 3/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 3/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	4.10%	6.33%	4.89%	N/A
B	12/29/86	3.32%	5.53%	4.10%	N/A
C	1/03/94	3.31%	5.51%	4.09%	N/A
I	8/01/11	4.36%	N/A	N/A	5.77%
A1	6/25/07	4.48%	6.59%	N/A	5.37%
B1	6/25/07	3.55%	5.78%	N/A	4.56%
Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.32)%	5.41%	4.43%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.68)%	5.20%	4.10%	N/A
C With CDSC (1% for 12 months) (v)		2.31%	5.51%	4.09%	N/A
A1 With Initial Sales Charge (4.25%)		0.03%	5.67%	N/A	4.85%
B1 With CDSC (Declining over six years from 4% to 0%) (v)		(0.45)%	5.46%	N/A	4.56%

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund s share classes may have different inception dates, the life returns may represent different time

8

Performance Summary – continued

periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, October 1, 2015 through March 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2015 through March 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.74%	$1,000.00	$1,034.59	$3.76
	Hypothetical (h)	0.74%	$1,000.00	$1,021.30	$3.74
B	Actual	1.49%	$1,000.00	$1,030.69	$7.56
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
C	Actual	1.49%	$1,000.00	$1,030.60	$7.56
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
I	Actual	0.49%	$1,000.00	$1,035.90	$2.49
	Hypothetical (h)	0.49%	$1,000.00	$1,022.55	$2.48
A1	Actual	0.49%	$1,000.00	$1,037.03	$2.50
	Hypothetical (h)	0.49%	$1,000.00	$1,022.55	$2.48
B1	Actual	1.27%	$1,000.00	$1,031.85	$6.45
	Hypothetical (h)	1.27%	$1,000.00	$1,018.65	$6.41

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from self-deposited inverse floaters (as described in Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

11

PORTFOLIO OF INVESTMENTS

3/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 97.6%
Issuer	Shares/Par	Value ($)
Alabama - 0.7%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.25%, 6/01/2025	$930,000	$946,861
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2/01/2029	3,550,000	3,841,405
DCH Health Care Authority, AL, Health Care Facilities Rev., 5%, 6/01/2033	785,000	898,472
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2025	95,000	67,310
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	1,175,000	787,133
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	1,655,000	901,743
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	2,370,000	917,546
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	4,495,000	1,601,793
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2016	185,000	188,648
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2017	250,000	263,218
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2018	265,000	286,282
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	295,000	329,223
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	435,000	489,345
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.8%, 5/01/2034	3,565,000	4,048,592

		$15,567,571
Arizona - 0.4%
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 4/01/2040	$1,710,000	$1,991,107
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	470,000	495,963
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	140,000	147,843
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045	570,000	590,024

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046	$340,000	$351,866
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	700,000	782,327
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	560,000	614,718
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	895,000	978,056
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035	840,000	870,148
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045	925,000	940,697
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), “A-2”, 1.6%, 3/01/2028 (Put Date 3/01/2018)	1,595,000	1,598,126

		$9,360,875
Arkansas - 0.4%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	$435,000	$494,817
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/2046	4,995,000	1,446,102
Arkansas Federal Highway Grant Anticipation & Tax Rev., 5%, 4/01/2020	3,970,000	4,592,853
Pulaski County, AR, Public Facilities Board Healthcare Rev. (Baptist Health), 5%, 12/01/2042	1,520,000	1,724,258

		$8,258,030
California - 12.1%
Alameda Corridor Transportation Authority, California Rev., “A”, AGM, 5%, 10/01/2028	$985,000	$1,187,004
California Department of Water Resources, Center Valley Project Rev., “AF”, 5%, 12/01/2028 (Prerefunded 12/01/2018) (u)	14,200,000	15,759,870
California Department of Water Resources, Center Valley Project Rev., “AF”, 5%, 12/01/2028 (u)	9,625,000	10,650,063
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2031	1,550,000	1,766,659
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2036	925,000	1,126,835
California Educational Facilities Authority Rev. (University of Southern California), “A”, 5.25%, 10/01/2038	4,610,000	5,090,731
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 7/01/2039	2,580,000	2,948,579

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Health Facilities Financing Authority Rev. (Sutter Health), “D”, 5.25%, 8/15/2031	$5,000,000	$5,967,050
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/2023	6,180,000	6,313,179
California Housing Finance Agency Rev. (Home Mortgage), “G”, 5.5%, 8/01/2042	270,000	276,799
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.8%, 8/01/2036	515,000	515,551
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 8/01/2033	6,600,000	6,969,864
California Housing Finance Agency Rev. (Home Mortgage), “L”, FNMA, 5.5%, 8/01/2038	240,000	243,732
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	595,000	880,880
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	1,185,000	1,680,389
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/2028	1,785,000	1,940,384
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040	850,000	969,051
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 6/01/2023 (Put Date 12/01/2017)	950,000	1,012,254
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 10/01/2030	2,950,000	3,428,549
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/2038	9,180,000	10,735,459
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (Various Correctional Facilities), “A”, 5%, 9/01/2033	9,250,000	11,072,805
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2024	560,000	605,315
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2025	585,000	625,581
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	505,000	562,277
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045	1,340,000	1,443,743
California Statewide Communities Development Authority Environmental Facilities Rev. (Microgy Holdings Project), 9%, 12/01/2038 (a)(d)	126,224	947
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/2039	1,050,000	1,201,652
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 11/01/2027	245,000	255,214

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 6/01/2033	$1,460,000	$1,500,938
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 6/01/2042	905,000	1,005,383
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/2023	140,000	150,163
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	190,000	199,610
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	645,000	721,052
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	2,475,000	2,695,795
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “B”, CALHF, 3%, 8/01/2021	2,020,000	2,040,846
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “C”, CALHF, 2.5%, 8/01/2020	1,355,000	1,366,138
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “D”, 4.75%, 8/01/2020	575,000	578,467
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 5/15/2040 (Prerefunded 5/15/2018)	1,655,000	1,838,242
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.125%, 7/01/2046 (Prerefunded 1/01/2019)	5,025,000	5,718,802
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/2034	1,840,000	2,113,608
District of Southern CA, Water Replenishment Financing Authority Assessment Rev., 5%, 8/01/2036	1,175,000	1,414,888
District of Southern CA, Water Replenishment Financing Authority Assessment Rev., 5%, 8/01/2037	1,250,000	1,499,450
District of Southern CA, Water Replenishment Financing Authority Assessment Rev., 5%, 8/01/2041	2,705,000	3,220,086
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	4,495,000	2,811,802
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2031	4,015,000	2,410,967
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2033	2,785,000	1,552,638
Glendale, CA, Redevelopment Agency, Tax Allocation Rev. (Central Glendale Redevelopment Project), 5.5%, 12/01/2024 (Prerefunded 12/01/2016)	2,250,000	2,325,353

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 6/01/2022	$3,415,000	$3,648,654
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5%, 6/01/2034	3,000,000	3,548,880
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 6/01/2023	995,000	1,063,366
Hartnell , CA, Community College District (Monterey and San Benito Counties), Election of 2002 General Obligation, Capital Appreciation, “D”, 0%, 8/01/2039 (Prerefunded 8/01/2019)	9,645,000	2,154,789
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, 5%, 9/01/2044	2,620,000	2,972,914
La Verne, CA, COP (Brethren Hillcrest Homes), 5%, 5/15/2036	640,000	692,122
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	480,000	543,811
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/2034	480,000	554,707
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/2044	820,000	936,850
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “B-2”, CALHF, 3%, 11/15/2020	430,000	430,950
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “B-3”, CALHF, 2.5%, 11/15/2020	675,000	676,208
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2029	2,990,000	3,452,164
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	2,580,000	2,967,077
Los Angeles, CA, Unified School District, “D”, 5%, 1/01/2034	825,000	924,916
Madera, CA, Irrigation Financing Authority Water Rev., 6.5%, 1/01/2040 (Prerefunded 1/01/2020)	3,595,000	4,332,694
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	580,000	362,303
Mt. San Antonio, CA, Community College District, Convertible Capital Appreciation, 0%, 8/01/2028	1,860,000	1,713,451
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2024	2,900,000	2,359,759
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2027	1,930,000	1,399,038
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2029	3,915,000	2,601,165
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2030	4,335,000	2,777,521
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2030	1,640,000	1,926,000

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/2039	$2,210,000	$2,471,951
Port of Oakland, CA, Rev., “P”, 5%, 5/01/2033	11,790,000	13,308,670
Riverside County, CA, Transportation Commission Sales Tax Rev. ( Limited Tax), “A”, 5.25%, 6/01/2039	4,655,000	5,625,754
Sacramento, CA, Municipal Utility District, “X”, 5%, 8/15/2028	3,270,000	3,887,213
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/2040	9,315,000	10,478,350
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2024	500,000	604,320
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2025	1,500,000	1,803,960
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2028	6,000,000	7,014,960
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Public Improvements), “A”, 5%, 8/01/2043	340,000	379,437
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/2034	7,570,000	8,701,261
San Jose, CA, Airport Rev., “C”, 5%, 3/01/2030	1,115,000	1,335,302
San Mateo County, CA, Community College District (Election of 2005), Capital Appreciation, “A”, NATL, 0%, 9/01/2026	5,100,000	4,094,178
State of California, 5%, 4/01/2024	4,365,000	5,299,939
State of California, 5.25%, 10/01/2028	2,965,000	3,570,750
State of California, 6.5%, 4/01/2033	4,000,000	4,664,120
State of California, 6%, 11/01/2039	3,000,000	3,523,170
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 1/01/2032	2,075,000	2,421,774
Upland, CA, COP (San Antonio Community Hospital), 6.5%, 1/01/2041	915,000	1,063,660
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 8/01/2029	3,440,000	2,306,692
Whittier, CA, Union High School District, Capital Appreciation, 0%, 8/01/2034	2,005,000	725,269

		$255,714,713
Colorado - 3.6%
Colorado Educational & Cultural Facilities Authority Rev. (Academy of Charter Schools Project), 5.625%, 5/01/2040	$1,815,000	$1,962,904
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2029	195,000	222,023
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2039	740,000	813,475
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2044	605,000	660,763

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	$545,000	$604,389
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	490,000	558,468
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	495,000	559,583
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School Building Corp.), 5%, 6/01/2029	700,000	793,324
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), 5%, 12/01/2031	1,725,000	1,990,771
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), “A”, 5%, 12/01/2038	1,020,000	1,139,136
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy Project), 5%, 11/15/2031	1,855,000	2,139,538
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy), 7%, 11/15/2038 (Prerefunded 11/15/2018)	4,330,000	5,008,338
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/2035	1,985,000	2,183,957
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043	1,195,000	1,392,534
Colorado Health Facilities Authority Rev. (SCL Health System), “A”, 5%, 1/01/2044	4,620,000	5,247,673
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 7/01/2018	4,840,000	5,345,925
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	6,150,000	7,270,715
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	5,000,000	5,786,700
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 3/01/2025	3,000,000	3,763,770
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 10/01/2032	3,975,000	4,150,099
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 10/01/2032	615,000	646,722
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 11/15/2028	1,930,000	2,203,616
Denver, CO, City & County School District No. 1, 5%, 12/01/2024	10,000,000	11,986,600
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	1,210,000	1,348,666
Denver, CO, Single Family Mortgage Rev., GNMA, 7.3%, 11/01/2031	5,000	5,016
Northwest Parkway, CO, Public Highway Authority Rev., “C”, ETM, AGM, 5.35%, 6/15/2016	1,000,000	1,009,910

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	$1,215,000	$1,560,692
University of Colorado, Enterprise Rev., 5%, 6/01/2029	4,220,000	4,923,980

		$75,279,287
Connecticut - 1.3%
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “B-2”, 4%, 11/15/2032	$2,490,000	$2,637,308
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “C-1”, 3.5%, 11/15/2045	3,625,000	3,867,549
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/2044	3,105,000	3,286,239
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	2,320,000	2,320,557
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2028	4,595,000	5,425,500
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2029	4,595,000	5,425,500
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2030	4,615,000	5,370,568

		$28,333,221
District of Columbia - 1.2%
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2036	$1,365,000	$1,540,075
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2041	880,000	976,158
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2046	630,000	695,470
District of Columbia Rev. (Kipp, D.C. Charter School),“A”, 6%, 7/01/2033	560,000	654,394
District of Columbia Rev. (Kipp, D.C. Charter School),“A”, 6%, 7/01/2043	1,450,000	1,683,276
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), 4.5%, 1/01/2025	255,000	260,350
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.125%, 1/01/2035	230,000	233,351
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.25%, 1/01/2039	150,000	152,450
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	3,235,000	3,294,265
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	4,080,000	4,120,555

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
District of Columbia - continued
District of Columbia University Rev. (Georgetown University), Convertible Capital Appreciation, 0% to 4/01/2018, 5% to 4/01/2040	$11,570,000	$11,224,983
District of Columbia, Tobacco Settlement, 6.25%, 5/15/2024	175,000	175,709

		$25,011,036
Florida - 4.9%
Arborwood Community Development District, FL, Capital Improvement Rev., Convertible Capital Appreciation, “A-1”, 0% to 5/01/2016, 6.9% to 5/01/2036	$20,000	$22,773
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.375%, 5/01/2030	1,045,000	1,121,682
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.5%, 5/01/2033	485,000	518,523
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.6%, 5/01/2034	1,405,000	1,511,935
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 5/01/2039	845,000	857,548
Capital Trust Agency Rev. (Aero Miami FX LLC), “A”, 5.35%, 7/01/2029	3,535,000	3,848,236
Citizens Property Insurance Corp., “A-1”, 5.25%, 6/01/2017	750,000	788,505
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/2043	4,300,000	4,784,911
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.25%, 5/15/2035	100,000	102,370
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.5%, 5/15/2049	180,000	184,219
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “B”, 5.25%, 5/15/2022	520,000	521,045
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “B-1”, 6.875%, 5/15/2021	820,000	821,238
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2026	1,510,000	1,784,488
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2029	1,350,000	1,561,424
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2030	1,420,000	1,639,915
Florida Board of Education, Capital Outlay, “E”, 5%, 6/01/2023	250,000	284,040
Florida Board of Education, Lottery Rev., “A”, 5%, 7/01/2020	7,855,000	9,095,069
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2019	505,000	565,757

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2030	$2,425,000	$2,555,320
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2040	5,130,000	5,357,464
Florida Housing Finance Corp, Homeowner Mortgage Rev. (Special Program), “A”, FHLMC, 3.5%, 7/01/2046	1,895,000	2,011,694
Florida Housing Finance Corp, Homeowner Mortgage Rev. (Special Program), “B”, FHLMC, 3%, 7/01/2045	3,565,000	3,699,044
Florida Municipal Power Agency Rev., “A”, 5%, 10/01/2031 (Prerefunded 10/01/2018)	1,000,000	1,083,000
Florida Municipal Power Agency Rev., All Requirements, “A”, 6.25%, 10/01/2031 (Prerefunded 10/01/2019)	400,000	471,520
Florida State University Board of Governors, System Improvement Rev., 6.25%, 7/01/2030	2,685,000	3,011,201
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 5/01/2038	740,000	764,738
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 8/15/2029 (Prerefunded 8/15/2018)	300,000	333,702
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), ETM, NATL, 6.5%, 8/15/2019	825,000	908,787
Hillsborough County, FL, Industrial Development Authority, Pollution Control Rev. (Tampa Electric Co.), “A”, 5.65%, 5/15/2018	500,000	546,730
Homestead 50, FL, Community Development District, Special Assessment, “A”, 6%, 5/01/2037	1,415,000	1,404,260
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/2033	2,225,000	2,512,092
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/2034	1,935,000	2,181,577
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	390,000	404,274
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	135,000	139,550
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	205,000	210,365
Main Street Community Development District, FL, “A”, 6.8%, 5/01/2038	490,000	495,743
Marshall Creek Community Development District, FL, Capital Improvement and Special Assessment, “A”, 3.5%, 5/01/2020	1,990,000	2,010,517
Miami-Dade County, FL, Aviation Rev., “B”, AGM, 5%, 10/01/2035	5,885,000	6,621,567
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Children’s Hospital), “A”, 6.125%, 8/01/2042	2,240,000	2,602,432

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Miami-Dade County, FL, School Board, COP, “B”, ASSD GTY, 5%, 5/01/2033	$500,000	$543,370
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “A”, NATL, 0%, 10/01/2032	2,000,000	857,700
Miami-Dade County, FL, Water & Sewer Rev., AGM, 5%, 10/01/2039	1,000,000	1,131,590
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2040 (Prerefunded 10/01/2021)	6,920,000	9,068,591
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 5/01/2022	50,000	44,208
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	280,000	299,967
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2037	135,000	143,336
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	230,000	244,203
Orange County, FL, Health Facilities Authority Hospital Rev. (Orlando Regional Healthcare), “C”, 5.25%, 10/01/2035	1,000,000	1,086,270
Palm Beach County, FL, Health Facilities Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/2049	430,000	526,187
Palm Beach County, FL, Solid Waste Authority Rev. Improvement, BHAC, 5%, 10/01/2027	295,000	333,229
Parkway Center Community Development District, FL, Special Assessment, “B”, 7%, 5/01/2023	380,000	386,699
Pinellas County, FL, Sewer Rev., AGM, 5%, 10/01/2032	330,000	331,185
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 10/01/2022 (n)	2,850,000	2,980,815
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.5%, 10/01/2024 (n)	4,275,000	4,475,583
South Broward, FL, Hospital District Rev., 5%, 5/01/2036	500,000	527,820
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 4/01/2029	1,025,000	1,156,918
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/2027	150,000	142,487
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/2045	6,795,000	7,617,263
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/2010 (d)	55,000	38,492
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	245,000	285,839
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	225,000	257,911

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	$485,000	$548,254
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	1,455,000	1,641,182
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 5/01/2016	170,000	170,223
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 11/01/2017	10,000	10,012

		$104,188,589
Georgia - 3.4%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/2033	$965,000	$1,069,355
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/2043	965,000	1,064,578
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2025	1,415,000	1,665,483
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2026	800,000	939,704
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 11/01/2022 (Prerefunded 11/01/2019)	2,770,000	3,261,620
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/2029	1,295,000	1,598,095
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	650,000	732,173
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	1,140,000	1,266,905
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	4,850,000	5,319,480
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2028	5,285,000	6,340,679
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2029	1,415,000	1,693,713
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2030	4,345,000	5,107,939
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2031	235,000	276,264
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2041	3,910,000	4,589,871
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2026	3,680,000	4,240,906
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2027	2,285,000	2,633,280

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 3%, 6/01/2043	$545,000	$551,327
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 3.5%, 6/01/2045	2,515,000	2,675,558
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/2044	2,275,000	2,420,191
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	4,545,000	5,276,427
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2026	845,000	1,050,546
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	1,740,000	2,183,108
Georgia Municipal Electric Authority Power Rev., NATL, 6.5%, 1/01/2020	870,000	958,079
Georgia Municipal Electric Authority Power Rev., “GG”, 5%, 1/01/2026	3,065,000	3,674,904
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Unrefunded Balance, 5.625%, 8/01/2034	130,000	141,246
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5.5%, 8/15/2054	4,215,000	5,044,891
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/2030	540,000	564,300
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/2039	645,000	670,136
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., 6.25%, 7/01/2018	1,995,000	2,124,376
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/2034	2,055,000	2,098,915

		$71,234,049
Guam - 0.1%
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	$910,000	$1,106,560
Guam International Airport Authority Rev., “C”, 5%, 10/01/2016	360,000	367,027
Guam International Airport Authority Rev., “C”, 5%, 10/01/2017	600,000	633,192
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	130,000	148,841
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	370,000	432,449

		$2,688,069
Hawaii - 1.6%
Hawaii Housing & Community Development Corp., HI, Rental Housing System Rev., “A”, 4.65%, 1/01/2029	$7,795,000	$7,842,783

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Hawaii - continued
Hawaii Housing & Community Development Corp., HI, Rental Housing System Rev., “A”, 4.75%, 1/01/2033	$9,390,000	$9,449,814
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 11/15/2029	365,000	449,421
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 11/15/2044	1,100,000	1,354,595
Hawaii Department of Budget & Finance, Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 7/01/2039	3,655,000	4,142,723
State of Hawaii, “DZ”, 5%, 12/01/2031	2,230,000	2,604,216
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2030	3,695,000	4,349,089
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2031	1,380,000	1,617,691
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2032	920,000	1,074,624

		$32,884,956
Illinois - 9.0%
Chicago, IL (Modern Schools Program), “A”, AMBAC, 5%, 12/01/2024	$2,685,000	$2,736,552
Chicago, IL (Modern Schools Program), “G”, AMBAC, 5%, 12/01/2023	650,000	662,747
Chicago, IL (Modern Schools Program), “H”, AMBAC, 5%, 12/01/2020	1,635,000	1,667,275
Chicago, IL (Modern Schools Program), “H”, AMBAC, 5%, 12/01/2021	1,030,000	1,049,992
Chicago, IL, “A”, AGM, 5%, 1/01/2017	50,000	50,187
Chicago, IL, “A”, AMBAC, 5%, 1/01/2022	2,880,000	2,938,694
Chicago, IL, “A”, AGM, 5%, 1/01/2022	30,000	30,112
Chicago, IL, “A”, AGM, 5%, 1/01/2022	550,000	554,939
Chicago, IL, “A”, AGM, 5%, 1/01/2023	15,000	15,141
Chicago, IL, “A”, AGM, 5%, 1/01/2023	350,000	353,143
Chicago, IL, “A”, AGM, 5%, 1/01/2024	15,000	15,056
Chicago, IL, “A”, AGM, 5%, 1/01/2025	50,000	50,449
Chicago, IL, “A”, AGM, 5%, 1/01/2026	30,000	30,187
Chicago, IL, “A”, AGM, 5%, 1/01/2027	205,000	208,116
Chicago, IL, “A”, AGM, 5%, 1/01/2028	7,700,000	8,191,337
Chicago, IL, “A”, AGM, 4.75%, 1/01/2030	570,000	570,673
Chicago, IL, “A”, AGM, 5%, 1/01/2034	2,000,000	2,002,520
Chicago, IL, “A”, AGM, 5%, 1/01/2037	3,430,000	3,469,102
Chicago, IL, “C”, NATL, 5%, 1/01/2023	390,000	407,195
Chicago, IL, “C”, NATL, 5%, 1/01/2028	185,000	191,349
Chicago, IL, “C”, NATL, 5%, 1/01/2029	3,445,000	3,557,273
Chicago, IL, “D”, AMBAC, 5%, 12/01/2022	2,710,000	2,762,953
Chicago, IL, Board of Education, “B”, AMBAC, 5%, 12/01/2020	3,150,000	3,237,035
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2027	2,470,000	2,509,174

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2035	$3,955,000	$3,995,381
Chicago, IL, Board of Education, “C”, ASSD GTY, 5.25%, 12/01/2025	5,855,000	6,222,460
Chicago, IL, Board of Education, “C”, AGM, 5%, 12/01/2032	8,315,000	8,513,396
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/2021	4,110,000	4,205,434
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/2023	975,000	991,624
Chicago, IL, Greater Chicago Metropolitan Water Reclamation District, “C”, 5%, 12/01/2029	9,145,000	10,593,019
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	945,000	1,111,235
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	470,000	551,399
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	1,890,000	2,169,229
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	2,735,000	3,250,356
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	7,125,000	8,251,035
Chicago, IL, Single Family Mortgage Rev., “C”, GNMA, 5.5%, 6/01/2038 (Prerefunded 12/01/2016)	130,000	139,269
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2029	1,755,000	1,956,228
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2031	655,000	725,131
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2040	4,685,000	5,092,829
Chicago, IL, Wastewater Transmission Rev., “C”, 5%, 1/01/2035	405,000	444,026
Chicago, IL, Wastewater Transmission Rev., “C”, 5%, 1/01/2039	610,000	664,973
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2036	640,000	695,034
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2040	585,000	628,553
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 5/15/2033	2,180,000	2,242,239
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 5/15/2037	3,285,000	3,367,881
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 5/15/2043	1,500,000	1,545,450
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 10/01/2028 (Prerefunded 10/01/2018)	2,990,000	3,349,278

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7%, 11/15/2029 (Prerefunded 5/15/2019)	$2,975,000	$3,528,915
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7.125%, 11/15/2037 (Prerefunded 5/15/2019)	2,445,000	2,909,623
Illinois Finance Authority Rev. (Presence Health Obligated Group), 6.125%, 5/15/2025 (Prerefunded 5/15/2019)	205,000	237,388
Illinois Finance Authority Rev. (Presence Health Obligated Group), Unrefunded, 6.125%, 5/15/2025	6,695,000	7,480,123
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 8/15/2034	3,685,000	4,397,826
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	6,315,000	7,545,415
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 8/15/2038 (Prerefunded 8/15/2019)	1,500,000	1,792,185
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	2,455,000	2,943,349
Illinois Finance Authority Rev. (Smith Village), “A”, 6.125%, 11/15/2025	1,105,000	1,112,326
Illinois Finance Authority Rev. (Smith Village), “A”, 6.25%, 11/15/2035	1,945,000	1,953,188
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 4/01/2031	2,730,000	3,120,308
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/2031	4,210,000	4,840,321
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 6/01/2023	4,455,000	5,238,234
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 6/01/2024	2,610,000	2,635,082
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	8,750,000	10,481,013
Illinois Sales Tax Rev., “P”, ETM, 6.5%, 6/15/2022	4,120,000	4,752,544
Illinois Toll Highway Authority Rev., “A”, 5%, 12/01/2022	5,000,000	6,057,300
Illinois Toll Highway Authority Rev., “B”, 5.5%, 1/01/2033 (Prerefunded 1/01/2018)	5,645,000	6,107,156
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	1,690,000	1,878,756
State of Illinois, NATL, 5%, 1/01/2019	1,100,000	1,106,314
State of Illinois, “B”, 5.25%, 6/15/2034	1,275,000	1,411,310

		$189,495,336
Indiana - 1.7%
Indiana Finance Authority Hospital Rev. (Deaconess Hospital, Inc.), “A”, 6.75%, 3/01/2039 (Prerefunded 3/01/2019)	$3,000,000	$3,500,610
Indiana Finance Authority Rev. (BHI Senior Living), “A”, 6%, 11/15/2041	2,840,000	3,294,798
Indiana Finance Authority Rev. (I-69 Section 5 Project), 5.25%, 9/01/2034	1,710,000	1,953,265

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Indiana Finance Authority Rev. (I-69 Section 5 Project), 5.25%, 9/01/2040	$2,445,000	$2,745,050
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2030	530,000	589,137
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2039	1,340,000	1,445,887
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2035	2,190,000	2,413,358
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	1,595,000	1,725,710
Indiana Finance Authority Rev. (State Revolving Fund Program), “A”, 5%, 2/01/2029	4,000,000	4,733,440
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2042	1,170,000	1,243,406
Noblesville, IN, Redevelopment Authority Lease Rental, 5.25%, 8/01/2025 (Prerefunded 8/01/2016)	2,000,000	2,032,000
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 1/01/2039 (Prerefunded 1/01/2019)	4,715,000	5,425,598
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame), 6.5%, 3/01/2026	1,000,000	1,411,240
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 10/01/2028	1,875,000	2,156,288
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	330,000	403,481
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	755,000	928,922

		$36,002,190
Iowa - 1.0%
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2030	$1,200,000	$1,406,472
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2031	2,230,000	2,598,351
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2032	1,085,000	1,259,208
Iowa Finance Authority Rev. (Iowa Health System Obligated Group), “A”, 5.25%, 2/15/2044	3,000,000	3,404,310
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 7/01/2025	1,205,000	1,212,688
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.625%, 12/01/2019	1,850,000	1,933,361
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/2020	345,000	360,508

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Iowa - continued
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.5%, 12/01/2025	$1,510,000	$1,626,512
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.6%, 12/01/2026	1,505,000	1,621,562
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.7%, 12/01/2027	130,000	139,309
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.75%, 12/01/2028	2,550,000	2,731,637
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 6/01/2034	3,070,000	3,074,881

		$21,368,799
Kansas - 0.3%
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2038	$3,800,000	$4,089,028
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2042	1,500,000	1,600,530
Sedgwick & Shawnee Counties, KS, Single Family Mortgage Rev., “A”, GNMA, 5.45%, 6/01/2038 (Prerefunded 6/01/2016)	560,000	582,579
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 6/01/2021	470,000	354,300

		$6,626,437
Kentucky - 1.1%
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.375%, 8/15/2024	$2,305,000	$2,513,603
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 8/15/2027	770,000	840,316
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 6/01/2030	640,000	731,904
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	5,500,000	6,319,335
Kentucky Turnpike Authority, Economic Development Road Rev. (Revitalization Projects), “A”, 5%, 7/01/2032	2,000,000	2,357,180
Louisville & Jefferson County, KY, Metro Government College Rev. (Bellarmine University, Inc. Project), 6.125%, 5/01/2039	3,000,000	3,287,310
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/2036	4,655,000	4,725,663
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 9/01/2039	1,670,000	1,854,902

		$22,630,213

29

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - 2.7%
Jefferson Parish, LA, Hospital Service District No. 1 Hospital Rev. (West Jefferson Medical Center), 5.25%, 1/01/2028 (Prerefunded 1/01/2020)	$1,980,000	$2,314,204
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	3,355,000	3,813,058
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2021	1,835,000	2,160,107
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2022	1,470,000	1,762,207
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/2045	2,500,000	2,548,650
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/2035	580,000	590,556
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/2045	2,240,000	2,285,226
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 11/01/2032	1,800,000	1,938,690
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 8/01/2029	1,400,000	1,622,768
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 11/01/2035	6,000,000	7,019,160
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 12/01/2034	2,745,000	2,982,607
Louisiana Public Facilities Authority Rev. (Entergy Gulf States Louisiana LLC), “A”, 5%, 9/01/2028	10,000,000	10,021,800
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2020	665,000	765,807
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2021	830,000	977,035
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2022	500,000	600,395
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2023	1,325,000	1,611,982
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2024	1,270,000	1,520,241
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2025	1,000,000	1,188,890
New Orleans LA, Aviation Board General Airport Rev. (North Terminal Project), “B”, 5%, 1/01/2040	3,105,000	3,458,225
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 1/01/2030	1,810,000	2,013,227
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/2040	600,000	681,618
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2040	800,000	910,320

30

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2045	$1,000,000	$1,129,960
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	2,000,000	2,177,320

		$56,094,053
Maine - 0.3%
Maine Housing Authority Mortgage, “C-1”, 3.5%, 11/15/2044	$5,185,000	$5,506,055

Maryland - 1.3%
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 7%, 9/01/2038	$1,285,000	$1,368,911
Maryland Community Development Administration, Department of Housing & Community Development, “C”, 4%, 9/01/2044	4,930,000	5,355,558
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	3,385,000	3,428,497
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 6/01/2025	795,000	876,925
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	695,000	818,661
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), “A”, 6.75%, 7/01/2039 (Prerefunded 7/01/2019)	1,510,000	1,791,207
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 1/01/2041	2,225,000	2,528,023
State of Maryland, “B”, 4%, 8/01/2027	2,570,000	2,929,672
State of Maryland, “C”, 5%, 11/01/2019	6,890,000	7,886,363

		$26,983,817
Massachusetts - 6.6%
Commonwealth of Massachusetts Transportation Fund Rev. (Accelerated Bridge Program), “A”, 5%, 6/01/2023	$2,645,000	$3,298,262
Commonwealth of Massachusetts, “A”, AMBAC, 5.5%, 8/01/2030	5,000,000	6,725,550
Massachusetts Bay Transportation Authority Rev., “A”, 7%, 3/01/2021	3,245,000	3,837,277
Massachusetts Bay Transportation Authority Rev., “A”, 5.25%, 7/01/2034 (Prerefunded 7/01/2018)	580,000	637,843
Massachusetts Bay Transportation Authority Rev., “A”, 5.25%, 7/01/2034	1,420,000	1,550,257
Massachusetts Bay Transportation Authority Rev., “A”, ETM, 7%, 3/01/2021	1,980,000	2,087,375

31

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2024	$9,445,000	$11,871,893
Massachusetts Bay Transportation Authority, Sales Tax Rev., Capital Appreciation, “A-2”, 0%, 7/01/2028	6,930,000	4,052,941
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/2031	2,395,000	2,851,607
Massachusetts Development Finance Agency (Visual & Performing Arts), 6%, 8/01/2021	1,000,000	1,151,590
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2021	730,000	834,441
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2022	730,000	849,238
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2023	550,000	650,634
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2024	1,340,000	1,603,846
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2029	1,550,000	1,815,577
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2030	3,225,000	3,753,062
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2031	895,000	1,035,551
Massachusetts Development Finance Agency Rev. (Lahey Health System Obligated Group), “F”, 5%, 8/15/2030	1,000,000	1,189,300
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), “F”, 5.75%, 7/15/2043	460,000	513,204
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/2033	275,000	297,996
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/2043	435,000	472,375
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 7/01/2031	2,780,000	3,243,398
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 7/01/2036	1,670,000	1,928,366
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/2020	90,000	96,805
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	185,000	215,854
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2033	420,000	511,858
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2036	1,440,000	1,651,349
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “A”, 4.875%, 11/01/2027	2,380,000	2,389,568

32

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/2042	$1,150,000	$1,154,635
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/2042 (Prerefunded 5/01/2019)	670,000	769,106
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2030	2,180,000	2,325,929
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2031	1,475,000	1,562,025
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/2030	1,505,000	1,579,874
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	225,000	254,178
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 5%, 7/01/2021	1,255,000	1,406,453
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/2026	1,880,000	1,966,217
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/2028	1,945,000	2,040,344
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 5.25%, 7/01/2029	3,930,000	4,321,664
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 11/15/2036 (u)	25,000,000	28,030,000
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 7/01/2030	4,055,000	4,644,151
Massachusetts Housing Finance Agency, Single Family Housing Rev., “169”, 4%, 12/01/2029	1,115,000	1,204,568
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2037	470,000	532,346
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041	465,000	513,360
Massachusetts Port Authority Special Facilities Rev. (Delta Air Lines Project, Inc.), “A”, AMBAC, 5%, 1/01/2027	1,925,000	1,932,373
Massachusetts School Building Authority, Sales Tax Rev., “A”, 5%, 8/15/2026	12,500,000	15,220,500
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 8/01/2029	4,215,000	5,680,893
Massachusetts Water Resources Authority, ETM, 6.5%, 7/15/2019	3,445,000	3,717,121

		$139,972,754
Michigan - 3.2%
Detroit, MI, Distributable State Aid, 5.25%, 11/01/2035	$5,000,000	$5,424,750
Detroit, MI, Sewage Disposal System Rev., Senior Lien, “A”, 5.25%, 7/01/2039	5,920,000	6,556,282

33

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/2016	$1,560,000	$1,576,942
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/2019	1,730,000	1,930,680
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/2020	1,725,000	1,969,588
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, AGM, 5%, 7/01/2023	930,000	937,235
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, AGM, 5%, 7/01/2025	130,000	130,893
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5%, 7/01/2036	295,000	321,054
Detroit, MI, Water Supply System Rev., Senior Lien, “C”, 5%, 7/01/2041	410,000	444,973
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	685,000	736,855
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	860,000	933,513
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2033	800,000	921,392
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2034	1,790,000	2,052,307
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2034	800,000	917,232
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2035	1,155,000	1,318,282
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-1”, 5%, 7/01/2044	450,000	489,155
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/2032	580,000	664,651
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2035	240,000	272,959
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2037	570,000	643,849
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/2036	485,000	547,090

34

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Rev. (Trinity Health Corp.), 5%, 12/01/2035	$3,195,000	$3,704,155
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/2039	7,165,000	8,147,608
Michigan Housing Development Authority, GNMA, 5.2%, 8/20/2038	1,200,000	1,211,220
Michigan Housing Development Authority, “A”, 4%, 6/01/2046	2,000,000	2,169,120
Michigan Strategic Fund (Waste Management, Inc.), 1.5%, 8/01/2027 (Put Date 8/01/2017)	5,495,000	5,501,594
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	985,000	1,148,126
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/2029 (Put Date 8/01/2016)	1,970,000	1,999,392
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	2,325,000	2,736,455
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	610,000	694,985
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	1,000,000	1,120,780
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	470,000	513,104
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	1,020,000	1,105,690
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, AGM, 5%, 12/01/2040	7,105,000	8,199,170

		$67,041,081
Minnesota - 0.5%
Minnesota Housing Finance Agency, Residential Housing, “A”, 4%, 1/01/2041	$1,950,000	$2,095,919
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 7/01/2039 (Prerefunded 7/01/2019)	6,445,000	7,432,632
University of Minnesota, “A”, 5%, 12/01/2025	710,000	847,655

		$10,376,206
Mississippi - 1.0%
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.125%, 9/01/2034 (Prerefunded 9/01/2019)	$2,500,000	$2,851,850
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.25%, 9/01/2039 (Prerefunded 9/01/2019)	1,625,000	1,860,511
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/2022	110,000	136,861

35

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	$495,000	$662,934
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/2034	2,455,000	3,271,214
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,445,000	1,678,035
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2023	3,765,000	4,417,964
Mississippi State University, Educational Building Corp. Rev., 5.25%, 8/01/2038	1,250,000	1,469,825
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Improvements Project), 5.25%, 9/01/2032 (Prerefunded 9/01/2019)	1,665,000	1,905,709
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Improvements Project), 5.375%, 9/01/2036 (Prerefunded 9/01/2019)	610,000	700,744
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project) “A”, 5%, 3/01/2028	1,080,000	1,319,706

		$20,275,353
Missouri - 0.6%
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.125%, 9/01/2025	$625,000	$671,400
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 9/01/2034	1,410,000	1,526,537
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/2039	730,000	831,609
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/2044	1,035,000	1,121,329
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), “A”, 5%, 6/01/2031	2,615,000	3,063,525
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Services Project), “A”, 5%, 2/01/2036	430,000	480,972
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Services Project), “A”, 5%, 2/01/2046	990,000	1,090,940
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “A”, GNMA, 3.75%, 5/01/2038	1,530,000	1,644,322
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/2040	1,645,000	1,768,227

36

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2030	$140,000	$146,826
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2035	95,000	97,716
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/2045	260,000	266,105
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “B-2”, 3.85%, 8/15/2020	55,000	55,111
St. Louis County, MO, Industrial Development Authority Senior Living Facilities Rev. (St. Andrews Resources for Seniors Obligated Group), “B”, 3.125%, 12/01/2019	630,000	631,518

		$13,396,137
Montana - 0.1%
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), “A-2”, 3%, 12/01/2043	$2,195,000	$2,270,135

Nebraska - 0.6%
Douglas County, NE, Educational Facilities Rev. (Creighton University), “A”, 5.875%, 7/01/2040	$6,355,000	$7,360,425
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 3%, 3/01/2044	1,425,000	1,453,885
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 4%, 9/01/2044	3,010,000	3,227,713
Nebraska Investment Finance Authority, Single Family Housing Rev., “E”, 3%, 3/01/2043	1,020,000	1,031,169

		$13,073,192
Nevada - 0.1%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2035	$630,000	$643,073
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/2045	760,000	768,634

		$1,411,707
New Hampshire - 0.3%
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027	$4,610,000	$5,164,353
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039	475,000	506,412

37

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Hampshire - continued
New Hampshire Business Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), 4%, 4/01/2029 (Put Date 10/01/2019)	$185,000	$190,236

		$5,861,001
New Jersey - 3.8%
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2027	$170,000	$198,686
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2028	505,000	587,063
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2029	590,000	678,594
New Jersey Building Authority Rev., “A”, 4%, 6/15/2030	335,000	336,534
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2029	555,000	619,585
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2030	850,000	945,353
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2031	555,000	612,781
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2032	555,000	610,200
New Jersey Economic Development Authority Rev. (Provident Group -Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2030	1,095,000	1,224,823
New Jersey Economic Development Authority Rev. (Provident Group -Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2035	1,570,000	1,724,990
New Jersey Economic Development Authority Rev. (Provident Group -Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2048	455,000	490,376
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5.5%, 1/01/2027	470,000	543,654
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/2028	470,000	525,244
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	1,415,000	1,588,946
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/2039	870,000	964,569
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	435,000	478,874
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/2019	1,125,000	1,194,874
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	3,405,000	3,758,167
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/2030	400,000	456,652

38

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “B”, 5.625%, 11/15/2030	$370,000	$422,403
New Jersey Economic Development Authority, Water Facilities Rev. (New Jersey American Water Co.), “A”, 5.7%, 10/01/2039	5,000,000	5,649,600
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 12/01/2032 (Prerefunded 6/01/2019)	4,195,000	5,030,141
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	5,485,000	6,190,152
New Jersey Higher Education Assistance Authority Senior Student Loan Rev., “1A”, 3.5%, 12/01/2029	3,655,000	3,660,336
New Jersey Higher Education Assistance Authority Student Loan Rev., “A”, ASSD GTY, 6.125%, 6/01/2030	1,675,000	1,803,389
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	26,460,000	26,925,961
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	7,960,000	7,279,022
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	5,000,000	4,499,750
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/2041	365,000	92,695

		$79,093,414
New Mexico - 1.2%
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 6/01/2040	$9,975,000	$11,327,810
New Mexico Mortgage Finance Authority Rev., “I”, GNMA, 5.75%, 7/01/2038	305,000	311,158
New Mexico Municipal Energy Acquisition Authority, Gas Supply Rev., “A”, 5%, 11/01/2039 (Put Date 8/01/2019)	11,435,000	12,768,893

		$24,407,861
New York - 4.2%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 7/15/2030	$2,015,000	$2,304,455
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045	4,385,000	4,875,988
Build NYC Resource Corp. Solid Waste Disposal Rev. (Pratt Paper, Inc. Project), 5%, 1/01/2035	1,455,000	1,572,491
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2025	1,450,000	1,678,665
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2026	1,080,000	1,248,556

39

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2028	$275,000	$317,026
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047	3,950,000	4,583,027
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	6,010,000	7,516,707
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 8/15/2030	1,475,000	1,675,895
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/2035	1,395,000	1,567,980
New York Dormitory Authority Rev., State Personal Income Tax, “A”, 5%, 12/15/2025	5,000,000	6,074,600
New York Energy Research & Development Authority Pollution Control Rev. (New York Electric & Gas Corp. Project), “C”, 2%, 6/01/2029 (Put Date 5/01/2020)	3,485,000	3,543,583
New York Environmental Facilities Corp., Municipal Water Finance Authority Project, 5%, 6/15/2025	2,300,000	2,739,967
New York Environmental Facilities, “C”, 5%, 5/15/2041	2,745,000	3,174,373
New York Environmental Facilities, ETM, 5%, 6/15/2016	570,000	572,542
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	3,190,000	3,490,020
New York Liberty Development Corp., Liberty Rev. (4 World Trade Center Project), 5%, 11/15/2031	2,300,000	2,699,901
New York Thruway Authority General Rev., Junior Indebtedness Obligation, “A”, 5%, 5/01/2019	3,325,000	3,727,092
New York, NY, “J-4”, FRN, 0.95%, 8/01/2025	1,715,000	1,714,949
New York, NY, “J-9”, FRN, 0.8%, 8/01/2027	5,645,000	5,638,847
New York, NY, City Housing Development Corp., Multifamily Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	574,420	612,366
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.625%, 8/01/2025	3,375,000	3,484,991
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.75%, 8/01/2031	1,190,000	1,229,282
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), “B”, 2%, 8/01/2028 (Put Date 8/01/2016)	600,000	601,344
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	1,570,000	1,700,546
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/2042	1,170,000	1,187,059
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/2025 (Prerefunded 7/01/2019)	110,000	123,996

40

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5.125%, 7/01/2031 (Prerefunded 7/01/2019)	$110,000	$124,434
Port Authority of NY & NJ, (170th Series), 5%, 12/01/2017	1,795,000	1,917,778
Port Authority of NY & NJ, (170th Series), 5%, 12/01/2019	1,765,000	2,005,746
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2036	2,315,000	2,732,348
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 12/01/2023 (n)	3,995,000	4,116,608
Tobacco Settlement Asset Securitization Corporation, NY, “1”, 5%, 6/01/2026	7,845,000	7,877,400

		$88,430,562
North Carolina - 0.5%
North Carolina Eastern Municipal Power Agency, “A”, ETM, NATL, 6.5%, 1/01/2018	$9,250,000	$10,167,693
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	200,000	220,498
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	250,000	266,013
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	275,000	290,994
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	100,000	102,083

		$11,047,281
North Dakota - 0.1%
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “A”, 4%, 7/01/2034	$1,355,000	$1,453,468

Ohio - 2.2%
American Municipal Power, Inc. Rev. (AMP Fremont Energy Center Project), “B”, 5%, 2/15/2024	$1,500,000	$1,777,125
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 6/01/2047	5,000,000	4,979,550
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Euclid Avenue Development Corp. Project), 5%, 8/01/2044	1,225,000	1,333,192
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Flats East Development Project), 7%, 5/15/2040	1,080,000	1,232,204
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 4/01/2030	1,915,000	2,126,397
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 4/01/2040	2,770,000	3,080,129

41

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/2035	$7,740,000	$8,787,764
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2/15/2031	1,095,000	1,178,483
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2/15/2038	4,195,000	4,500,228
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2029	130,000	142,956
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2035	720,000	753,451
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2043	925,000	960,520
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2043	1,130,000	1,236,582
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	410,000	461,111
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 5/15/2025	150,000	150,117
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2038 (u)	3,355,000	3,846,877
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2043 (u)	8,150,000	9,282,361

		$45,829,047
Oklahoma - 0.8%
Oklahoma County, OK, Home Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 5.4%, 10/01/2038	$340,000	$350,598
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,495,000	1,561,303
Oklahoma Industries Authority Rev. (Oklahoma Medical Research Foundation Project), 5.5%, 7/01/2029	4,400,000	4,805,812
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/2045	755,000	824,709
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 10/01/2027	4,670,000	5,341,826
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), 5%, 6/01/2035 (Put Date 6/01/2025)	255,000	290,988
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 6/01/2035	1,910,000	2,110,665
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 12/01/2035	1,440,000	1,591,286

		$16,877,187

42

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - 0.1%
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 3/01/2037	$2,445,000	$2,492,653

Pennsylvania - 4.3%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 10/15/2028	$1,195,000	$1,287,601
Clarion County, PA, Industrial Development Authority, Student Housing Rev. (Clarion University Foundation, Inc.), 5%, 7/01/2034	490,000	522,340
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/2028	1,870,000	2,016,945
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2030	715,000	766,859
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2040	1,910,000	2,036,862
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2021	730,000	819,936
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	1,275,000	1,452,008
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	915,000	1,052,561
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/2029 (Prerefunded 1/01/2019)	745,000	848,302
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/2029	85,000	95,648
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039 (Prerefunded 1/01/2019)	4,540,000	5,200,207
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039	505,000	572,534
Dallas, PA, Area Municipal Authority Rev. (Misericordia University Project), 5%, 5/01/2029	1,440,000	1,594,094
Delaware County, PA, Authority College Rev. (Neumann University), 6%, 10/01/2025 (Prerefunded 10/01/2018)	490,000	551,833
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 7/01/2019	1,030,000	1,033,811
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/01/2017	3,255,000	3,450,333
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/2018	9,640,000	10,544,714
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.176%, 6/01/2037	7,315,000	6,042,483

43

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
East Hempfield, PA, Industrial Development Authority Rev. (Millersville University Student Services), 5%, 7/01/2039	$485,000	$515,962
East Hempfield, PA, Industrial Development Authority Rev. (Millersville University Student Services), 5%, 7/01/2046	265,000	280,585
East Hempfield, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030	365,000	403,369
East Hempfield, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035	470,000	509,795
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2027	670,000	804,027
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2035	250,000	285,858
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 12/01/2043	9,610,000	10,903,218
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2036	12,095,000	5,681,142
Luzerne County, PA, “A”, AGM, 5%, 11/15/2029	5,835,000	6,722,270
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery), 6.875%, 4/01/2036	710,000	725,450
Montgomery County, PA, Industrial Development Authority Pollution Control Rev. (Peco Energy Company Project), “A”, 2.55%, 6/01/2029 (Put Date 6/01/2020)	1,095,000	1,106,235
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	1,015,000	1,032,448
Pennsylvania Convention Center Authority Rev., ETM, FGIC, 6.7%, 9/01/2016	4,045,000	4,147,298
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 6/30/2026	445,000	531,263
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2030	1,075,000	1,244,947
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 1/01/2023	970,000	973,793
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	3,110,000	3,434,964
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/2030	510,000	548,821
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 8/01/2035	415,000	460,052

44

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/2033	$2,425,000	$2,584,832
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	1,175,000	1,256,146
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/2033	150,000	171,902
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	355,000	409,542
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/2034	1,020,000	1,152,549
Philadelphia, PA, Redevelopment Authority Rev., BAM, 5%, 4/15/2024	1,900,000	2,199,763
Reading, PA, School District, “A”, 5%, 4/01/2020	1,000,000	1,108,270
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 7/01/2035	260,000	263,354
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2030	445,000	498,827
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2035	775,000	851,996

		$90,697,749
Puerto Rico - 4.1%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$1,235,000	$1,259,268
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.5%, 7/01/2029	70,000	74,829
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 7/01/2033	1,630,000	1,693,081
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2034	1,730,000	1,790,481
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AMBAC, 5.25%, 7/01/2018	790,000	799,788
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	625,000	650,763
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	4,940,000	4,952,597
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	365,000	362,179
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	2,150,000	2,162,793
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	8,835,000	8,488,138

45

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “M”, ASSD GTY, 5%, 7/01/2032	$660,000	$665,590
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2030	315,000	309,091
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	1,390,000	1,357,113
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	1,200,000	1,214,196
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	4,375,000	4,521,956
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2017	1,410,000	1,453,217
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2025	500,000	512,670
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	2,890,000	3,008,172
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2021	570,000	593,319
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2016	295,000	297,215
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	3,315,000	3,352,161
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	785,000	815,929
Commonwealth of Puerto Rico, Public Improvement, “C”, AGM, 5.25%, 7/01/2027	285,000	286,439
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	2,470,000	2,519,869
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2020	510,000	510,179
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	3,685,000	3,513,684
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	445,000	421,593
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	1,915,000	1,787,174
Puerto Rico Electric Power Authority Rev., “KK”, NATL, 5.5%, 7/01/2016	150,000	151,080
Puerto Rico Electric Power Authority Rev., “LL”, NATL, 5.5%, 7/01/2017	120,000	123,960
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	50,000	51,584
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	1,505,000	1,559,496
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 4.75%, 7/01/2033	225,000	215,820

46

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	$160,000	$159,989
Puerto Rico Electric Power Authority Rev., “RR”, ASSD GTY, 5%, 7/01/2028	110,000	109,892
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2019	4,730,000	4,794,375
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	230,000	217,230
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2026	35,000	35,090
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/2018	135,000	138,426
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 5%, 7/01/2019	730,000	756,032
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	360,000	364,421
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	1,385,000	1,316,858
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2025	280,000	287,512
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	345,000	351,220
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	285,000	290,355
Puerto Rico Electric Power Authority, Power Rev., “V”, AGM, 5.25%, 7/01/2027	90,000	92,527
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5%, 3/01/2021	65,000	63,097
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5.375%, 12/01/2021	405,000	398,860
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	1,875,000	1,779,056
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2017	465,000	461,038
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2018	305,000	299,669

47

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	$150,000	$139,269
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	520,000	495,882
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	600,000	566,100
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	1,180,000	1,069,163
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	690,000	639,354
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	735,000	649,409
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	710,000	606,766
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	545,000	478,417
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2018	435,000	449,068
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2023	2,505,000	2,572,209
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	3,905,000	4,008,522
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	2,780,000	2,838,936
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2028	755,000	766,982
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	190,000	190,091

48

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2027	$1,035,000	$1,055,897
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2028	345,000	350,793
Puerto Rico Public Buildings Authority Government Facilities Rev., “N”, ASSD GTY, 5%, 7/01/2032	400,000	403,840
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	4,615,000	4,756,450
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, ASSD GTY, 5%, 7/01/2036	425,000	425,353
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	45,000	51,662
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	350,000	347,918

		$86,253,152
Rhode Island - 1.1%
Providence, RI, “A”, 5%, 1/15/2025	$1,345,000	$1,559,770
Rhode Island Health & Educational Building Corp. Rev., Hospital Financing (Lifespan Obligated Group), “A”, ASSD GTY, 7%, 5/15/2039	7,645,000	8,843,965
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3%, 12/01/2021	4,890,000	4,940,758
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.25%, 12/01/2022	1,500,000	1,517,865
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.375%, 12/01/2023	2,500,000	2,531,950
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.625%, 12/01/2025	4,115,000	4,169,894

		$23,564,202
South Carolina - 1.4%
Chesterfield County, SC, School District, 5%, 3/01/2025	$2,250,000	$2,692,868
Greenwood, SC, Fifty School Facilities, Inc., Installment Purchase Rev. (Greenwood School District No. 50), BAM, 5%, 12/01/2028	2,000,000	2,441,160
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 12/01/2037	35,000	35,040
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 1/01/2021	4,150,000	5,071,176
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	5,750,000	6,222,190
South Carolina Public Service Authority Rev., “A”, 5.125%, 12/01/2043	2,745,000	3,148,433
South Carolina Public Service Authority Rev., “B”, 5.125%, 12/01/2043	6,550,000	7,507,872

49

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
South Carolina Public Service Authority Rev., “C”, 5%, 12/01/2036	$2,920,000	$3,338,202

		$30,456,941
South Dakota - 0.2%
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/2024	$1,000,000	$1,169,510
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/2025	1,000,000	1,161,120
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/2026	1,400,000	1,614,900

		$3,945,530
Tennessee - 2.3%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045	$10,310,000	$11,596,791
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	3,000,000	3,248,610
Hardeman County, TN, Correctional Facilities Corp. (Corrections Corp. of America), 7.375%, 8/01/2017	185,000	185,468
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 5/15/2029	4,765,000	5,573,954
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 5/15/2030	2,500,000	2,915,250
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Meharry Medical College), AMBAC, 6%, 12/01/2016	980,000	995,690
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 5%, 7/01/2035	2,685,000	3,137,261
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 5%, 7/01/2040	1,450,000	1,670,951
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2017	1,575,000	1,664,933
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	1,500,000	1,687,185
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	1,665,000	1,971,693
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2023	2,385,000	2,851,411
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2024	2,215,000	2,669,119

50

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	$2,805,000	$3,442,044
Tennessee Housing Development Agency, Residential Financing Program Rev., “2-C”, 4%, 1/01/2045	2,400,000	2,581,968
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/2033 (Prerefunded 5/01/2018)	270,000	294,019
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/2033 (Prerefunded 5/01/2018)	1,230,000	1,339,691

		$47,826,038
Texas - 5.5%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/2017	$995,000	$1,021,865
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/2019	1,375,000	1,407,120
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/2020	1,120,000	1,142,803
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/2024	2,230,000	2,279,461
Austin, TX, Water & Wastewater System Rev., 5%, 11/15/2027	3,000,000	3,626,430
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 12/15/2036 (a)(d)	1,595,000	16
Brazos River, TX, Brazoria County Environmental Rev. (Dow Chemical, Co.), “A-3”, 5.125%, 5/15/2033	2,100,000	2,204,916
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 5/15/2033	7,310,000	7,988,514
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 12/01/2040	2,355,000	2,689,669
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 12/01/2045	1,425,000	1,631,226
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	1,875,000	2,092,969
Dallas, TX, Waterworks & Sewer System Rev., 5%, 10/01/2039	10,000,000	11,469,300
Decatur Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/2044	415,000	444,092
El Paso, TX, Water & Sewer Rev., 5%, 3/01/2028	455,000	541,900
Fort Worth, TX, Independent School District, Unlimited Tax School Building, PSF, 5%, 2/15/2039	3,685,000	4,310,824
Gregg County, TX, Health Facilities Development Corp. Hospital Rev., (Good Shepherd Obligated Group), “A”, FRN, 4.207%, 10/01/2029 (Put Date 3/01/2017)	2,475,000	2,494,157
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 5/01/2028	300,000	303,810

51

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings Project), 7%, 12/01/2036 (a)(d)	$116,013	$870
Harris County, TX, Cultural Education Facilities Finance Corp. Medical Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 11/15/2032	8,235,000	8,973,268
Harris County, TX, Cultural Education Facilities Financial Corp., Thermal Utilities Rev. (Teco Project), “A”, 5.25%, 11/15/2035	1,560,000	1,750,367
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7%, 12/01/2027 (Prerefunded 12/01/2018)	1,795,000	2,084,300
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 12/01/2035 (Prerefunded 12/01/2018)	2,050,000	2,393,867
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2032	225,000	258,773
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2033	545,000	624,575
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2041	900,000	298,233
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2046	2,250,000	576,023
Houston, TX, Airport System Rev., “B”, 5%, 7/01/2026	1,855,000	2,176,434
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	855,000	922,075
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	2,465,000	2,772,336
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	2,135,000	2,335,114
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/2030	725,000	793,701
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/2020	3,215,000	3,545,341
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 7/01/2031	2,310,000	2,593,807
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	160,000	160,162
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 8/15/2039 (Prerefunded 8/15/2019)	1,470,000	1,723,796
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	4,230,000	5,127,268
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 11/01/2029	2,520,000	2,866,626

52

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2030	$770,000	$856,841
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2035	965,000	1,053,732
New Hope, TX, Cultural Education Facilities Finance Corp. Student Housing Rev. (Texas A&M University Project), “A”, AGM, 5%, 4/01/2046	1,585,000	1,746,163
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2030	355,000	392,630
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2035	355,000	385,523
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2047	895,000	955,950
Permian Basin Housing Finance Corp., TX, Single Family Mortgage Backed Securities (Mortgage Backed Project) “A”, GNMA, 5.65%, 1/01/2038	795,000	798,419
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 8/15/2040	2,795,000	3,240,523
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.125%, 11/15/2029	395,000	435,910
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.375%, 11/15/2044	3,100,000	3,422,803
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	710,000	748,794
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	810,000	840,027
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Buckingham Senior Living Community, Inc. Project), 3.875%, 11/15/2020	730,000	737,139
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8.25%, 11/15/2044	4,500,000	4,604,715
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/2044	785,000	845,202
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/2049	375,000	402,638
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	1,495,000	1,876,375

53

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	$1,195,000	$1,473,961
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030	735,000	848,756
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040	2,575,000	2,952,444

		$116,244,553
U.S. Virgin Islands - 0.1%
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/2037	$2,200,000	$2,470,314

Utah - 0.1%
Intermountain Power Agency, UT, Power Supply Rev., “A”, 5%, 7/01/2022	$1,250,000	$1,363,600
Utah Charter School Finance Authority Rev. (Spectrum Academy), 5%, 4/15/2030	150,000	151,745
Utah Charter School Finance Authority Rev. (Spectrum Academy), 6%, 4/15/2045	345,000	360,801

		$1,876,146
Vermont - 0.3%
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	$315,000	$354,951
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/2024	135,000	159,365
Burlington, VT, Airport Rev., “A”, 4%, 7/01/2028	2,020,000	2,110,355
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/2030	230,000	266,117
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.75%, 4/01/2036 (Put Date 4/02/2018)	1,805,000	1,820,559
Vermont Housing Finance Agency, Multi-Purpose Rev., “C”, 4%, 11/01/2043	1,140,000	1,219,618

		$5,930,965
Virginia - 0.8%
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 5/15/2020	$4,870,000	$5,644,622
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	2,135,000	2,319,315
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), RIBS, FRN, AGM, 10.805%, 8/23/2027 (p)	4,300,000	5,655,102
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 7/15/2035 (Prerefunded 7/15/2020)	845,000	1,011,879

54

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2030	$800,000	$871,464
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	715,000	764,092
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	625,000	752,700
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2019 (a)(d)	529,028	5

		$17,019,179
Washington - 3.4%
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/2034	$2,255,000	$2,528,081
Seattle, WA, Port Rev., “B”, 5%, 8/01/2024	3,000,000	3,531,660
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.625%, 12/01/2025	1,000,000	1,066,720
Snohomish County, WA, Public Hospital District No.3, 5%, 12/01/2031	5,655,000	5,937,185
State of Washington, “A”, 5%, 7/01/2033 (Prerefunded 7/01/2018)	5,000,000	5,464,950
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	1,450,000	1,718,497
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	3,690,000	4,402,724
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 8/01/2036 (Prerefunded 8/01/2018)	5,285,000	5,941,767
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 8/15/2042	3,955,000	4,198,509
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 10/01/2034	2,165,000	2,415,729
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “A”, 7%, 7/01/2045	300,000	313,872
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “A”, 7%, 7/01/2050	290,000	301,351
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-1”, 5.5%, 1/01/2024	765,000	771,143
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-2”, 4.875%, 1/01/2022	405,000	407,361
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-3”, 4.375%, 1/01/2021	1,035,000	1,050,049
Washington Housing Finance Community Nonprofit Housing Rev. (Rockwood Retirement Communities), 5.125%, 1/01/2020	3,175,000	3,177,223

55

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/2037	$12,000,000	$14,028,840
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/2039	7,985,000	9,291,985
Washington Public Power Supply System Rev. (Nuclear Project #3), 7.125%, 7/01/2016	5,145,000	5,230,922

		$71,778,568
West Virginia - 0.2%
Monongalia County, WV, Board of Education, 5%, 5/01/2029	$1,445,000	$1,721,616
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	395,000	463,963
West Virginia Hospital Finance Authority Hospital Rev. (Thomas Health System), 6.5%, 10/01/2038	2,110,000	2,226,599

		$4,412,178
Wisconsin - 0.8%
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/2026	$2,215,000	$2,553,075
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/2028	665,000	759,882
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	430,000	513,076
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	1,390,000	1,693,910
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “B”, 5%, 9/15/2037	260,000	280,176
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “B”, 5%, 9/15/2045	400,000	429,376
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/2018 (Prerefunded 8/15/2016)	1,500,000	1,526,295
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030	120,000	121,723
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035	120,000	121,529
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.5%, 3/01/2045	320,000	323,126
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A” , 4%, 9/01/2020	145,000	151,096
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A” , 5%, 9/01/2025	100,000	108,024
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A” , 5%, 9/01/2030	165,000	170,721

56

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2038	$220,000	$223,465
Wisconsin Public Finance Authority Rev. (Celanese Corp.), “B”, 5%, 12/01/2025	620,000	703,855
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2029	490,000	511,928
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/2034	455,000	484,184
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/2044	375,000	403,039
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/2049	740,000	805,335
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	1,330,000	1,457,467
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 7/01/2028	1,260,000	1,387,210
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2042	1,600,000	1,684,000

		$16,412,492
Total Municipal Bonds (Identified Cost, $1,892,304,678)		$2,055,424,342

Floating Rate Demand Notes - 0.1%
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “B”, 0.32%, due 4/01/2016	$580,000	$580,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.32%, due 4/01/2016	910,000	910,000
Total Floating Rate Demand Notes, at Cost and Value		$1,490,000

Money Market Funds - 1.9%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	40,581,488	$40,581,488
Total Investments (Identified Cost, $1,934,376,166)		$2,097,495,830

Other Assets, Less Liabilities - 0.4%		8,192,376
Net Assets - 100.0%		$2,105,688,206

(a)	Non-income producing security.
(d)	In default.

57

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $13,893,563 representing 0.7% of net assets.
(p)	Primary inverse floater.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
LOC	Letter of Credit

Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	RIBS	Residual Interest Bonds
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Facility Construction Loan Insurance Program
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

58

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 3/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,893,794,678)	$2,056,914,342
Underlying affiliated funds, at cost and value	40,581,488
Total investments, at value (identified cost, $1,934,376,166)	$2,097,495,830
Cash	44,410
Receivables for
Investments sold	11,050,517
Fund shares sold	9,135,504
Interest	27,682,526
Other assets	8,216
Total assets	$2,145,417,003
Liabilities
Payables for
Distributions	$704,136
Investments purchased	4,771,539
Interest expense and fees	65,409
Fund shares reacquired	3,106,077
Payable to the holders of the floating rate certificates from trust assets	30,286,084
Payable to affiliates
Investment adviser	49,128
Shareholder servicing costs	544,720
Distribution and service fees	19,588
Payable for independent Trustees’ compensation	17,034
Accrued expenses and other liabilities	165,082
Total liabilities	$39,728,797
Net assets	$2,105,688,206
Net assets consist of
Paid-in capital	$1,952,915,304
Unrealized appreciation (depreciation) on investments	163,119,664
Accumulated net realized gain (loss) on investments	(11,540,656)
Undistributed net investment income	1,193,894
Net assets	$2,105,688,206
Shares of beneficial interest outstanding	236,786,972

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$870,655,940	97,926,045	$8.89
Class B	27,925,532	3,136,371	8.90
Class C	180,721,663	20,256,138	8.92
Class I	474,158,651	53,391,638	8.88
Class A1	551,969,631	62,047,941	8.90
Class B1	256,789	28,839	8.90

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A and Class A1, for which the maximum offering price per share was $9.28 [100 / 95.75 x $8.89] and $9.30 [100 / 95.75 x $8.90], respectively. On sales of $100,000 or more, the maximum offering price of Class A and Class A1 shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class A1, and Class B1 shares.

See Notes to Financial Statements

59

Financial Statements

STATEMENT OF OPERATIONS

Year ended 3/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$98,547,779
Dividends from underlying affiliated funds	67,295
Total investment income	$98,615,074
Expenses
Management fee	$8,553,151
Distribution and service fees	3,956,902
Shareholder servicing costs	1,829,693
Administrative services fee	343,406
Independent Trustees’ compensation	48,055
Custodian fee	198,834
Shareholder communications	90,182
Audit and tax fees	58,236
Legal fees	30,656
Interest expense and fees	233,022
Miscellaneous	239,913
Total expenses	$15,582,050
Fees paid indirectly	(43)
Reduction of expenses by investment adviser and distributor	(1,152,144)
Net expenses	$14,429,863
Net investment income	$84,185,211
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$9,823,873
Futures contracts	279,624
Net realized gain (loss) on investments	$10,103,497
Change in unrealized appreciation (depreciation) on investments	$(9,466,803)
Net realized and unrealized gain (loss) on investments	$636,694
Change in net assets from operations	$84,821,905

See Notes to Financial Statements

60

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 3/31
	2016	2015
Change in net assets
From operations
Net investment income	$84,185,211	$81,180,462
Net realized gain (loss) on investments	10,103,497	3,811,726
Net unrealized gain (loss) on investments	(9,466,803)	80,069,145
Change in net assets from operations	$84,821,905	$165,061,333
Distributions declared to shareholders
From net investment income	$(77,755,158)	$(75,843,616)
Change in net assets from fund share transactions	$(138,658,350)	$89,538,603
Total change in net assets	$(131,591,603)	$178,756,320
Net assets
At beginning of period	2,237,279,809	2,058,523,489
At end of period (including undistributed net investment income of $1,193,894 and $2,789,828, respectively)	$2,105,688,206	$2,237,279,809

See Notes to Financial Statements

61

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 3/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.85	$8.48	$8.94	$8.68	$7.91
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.32	$0.33	$0.35	$0.39
Net realized and unrealized gain (loss) on investments	0.01	0.35	(0.47)	0.24	0.76
Total from investment operations	$0.35	$0.67	$(0.14)	$0.59	$1.15
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.32)	$(0.33)	$(0.38)
Net asset value, end of period (x)	$8.89	$8.85	$8.48	$8.94	$8.68
Total return (%) (r)(s)(t)(x)	4.10	8.02	(1.52)	6.88	14.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	0.80	0.79	0.81
Expenses after expense reductions (f)	0.74	0.74	0.75	0.76	0.77
Net investment income	3.88	3.71	3.92	3.90	4.69
Portfolio turnover	22	17	32	23	25
Net assets at end of period (000 omitted)	$870,656	$781,630	$736,374	$1,027,992	$829,860
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.73	0.73	0.73	0.74	0.74

See Notes to Financial Statements

62

Financial Highlights – continued

Class B	Years ended 3/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.86	$8.49	$8.95	$8.70	$7.92
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.26	$0.27	$0.28	$0.33
Net realized and unrealized gain (loss) on investments	0.02	0.35	(0.48)	0.23	0.77
Total from investment operations	$0.29	$0.61	$(0.21)	$0.51	$1.10
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.24)	$(0.25)	$(0.26)	$(0.32)
Net asset value, end of period (x)	$8.90	$8.86	$8.49	$8.95	$8.70
Total return (%) (r)(s)(t)(x)	3.32	7.21	(2.26)	5.95	14.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.55	1.55	1.54	1.56
Expenses after expense reductions (f)	1.49	1.49	1.51	1.51	1.52
Net investment income	3.12	2.95	3.16	3.15	3.91
Portfolio turnover	22	17	32	23	25
Net assets at end of period (000 omitted)	$27,926	$28,032	$28,220	$37,759	$31,883
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.48	1.49	1.48	1.49

See Notes to Financial Statements

63

Financial Highlights – continued

Class C	Years ended 3/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.88	$8.51	$8.97	$8.71	$7.94
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.26	$0.27	$0.28	$0.33
Net realized and unrealized gain (loss) on investments	0.02	0.35	(0.48)	0.24	0.76
Total from investment operations	$0.29	$0.61	$(0.21)	$0.52	$1.09
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.24)	$(0.25)	$(0.26)	$(0.32)
Net asset value, end of period (x)	$8.92	$8.88	$8.51	$8.97	$8.71
Total return (%) (r)(s)(t)(x)	3.31	7.19	(2.26)	6.06	13.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.55	1.55	1.54	1.56
Expenses after expense reductions (f)	1.49	1.49	1.51	1.51	1.52
Net investment income	3.11	2.94	3.15	3.14	3.92
Portfolio turnover	22	17	32	23	25
Net assets at end of period (000 omitted)	$180,722	$166,885	$162,443	$234,735	$187,078
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.48	1.49	1.48	1.49

See Notes to Financial Statements

64

Financial Highlights – continued

Class I	Years ended 3/31
	2016	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$8.84	$8.47	$8.93	$8.67	$8.22
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.35	$0.35	$0.37	$0.27
Net realized and unrealized gain (loss) on investments	0.02	0.34	(0.47)	0.24	0.44	(g)
Total from investment operations	$0.38	$0.69	$(0.12)	$0.61	$0.71
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.32)	$(0.34)	$(0.35)	$(0.26)
Net asset value, end of period (x)	$8.88	$8.84	$8.47	$8.93	$8.67
Total return (%) (r)(s)(x)	4.36	8.30	(1.29)	7.15	8.75	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.55	0.55	0.55	0.55	(a)
Expenses after expense reductions (f)	0.49	0.49	0.50	0.51	0.52	(a)
Net investment income	4.12	3.95	4.13	4.13	4.70	(a)
Portfolio turnover	22	17	32	23	25
Net assets at end of period (000 omitted)	$474,159	$682,371	$546,220	$334,033	$186,734
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.48	0.48	0.49	0.49	(a)

See Notes to Financial Statements

65

Financial Highlights – continued

Class A1	Years ended 3/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.85	$8.49	$8.95	$8.69	$7.92
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.35	$0.35	$0.37	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	0.03	0.33	(0.47)	0.24	0.76
Total from investment operations	$0.39	$0.68	$(0.12)	$0.61	$1.17
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.32)	$(0.34)	$(0.35)	$(0.40)
Net asset value, end of period (x)	$8.90	$8.85	$8.49	$8.95	$8.69
Total return (%) (r)(s)(t)(x)	4.48	8.16	(1.27)	7.14	15.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.55	0.55	0.55	0.56
Expenses after expense reductions (f)	0.49	0.50	0.51	0.51	0.52
Net investment income	4.13	3.96	4.17	4.18	4.96
Portfolio turnover	22	17	32	23	25
Net assets at end of period (000 omitted)	$551,970	$577,992	$584,287	$703,916	$714,380
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.48	0.49	0.49	0.49

See Notes to Financial Statements

66

Financial Highlights – continued

Class B1	Years ended 3/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.86	$8.49	$8.95	$8.69	$7.92
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.28	$0.29	$0.31	$0.35
Net realized and unrealized gain (loss) on investments	0.02	0.35	(0.48)	0.24	0.76
Total from investment operations	$0.31	$0.63	$(0.19)	$0.55	$1.11
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.26)	$(0.27)	$(0.29)	$(0.34)
Net asset value, end of period (x)	$8.90	$8.86	$8.49	$8.95	$8.69
Total return (%) (r)(s)(t)(x)	3.55	7.46	(2.02)	6.34	14.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.55	1.55	1.54	1.56
Expenses after expense reductions (f)	1.27	1.26	1.27	1.27	1.28
Net investment income	3.34	3.19	3.39	3.47	4.23
Portfolio turnover	22	17	32	23	25
Net assets at end of period (000 omitted)	$257	$370	$980	$2,374	$4,304
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.25	1.25	1.25	1.25	1.26

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, August 1, 2011, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

67

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in states and federal courts located within the Commonwealth of Massachusetts.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

68

Notes to Financial Statements – continued

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information

69

Notes to Financial Statements – continued

from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$2,055,424,342	$—	$2,055,424,342
Short-Term Securities	—	1,490,000	—	1,490,000
Mutual Funds	40,581,488	—	—	40,581,488
Total Investments	$40,581,488	$2,056,914,342	$—	$2,097,495,830

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

70

Notes to Financial Statements – continued

The derivative instruments used by the fund were futures contracts. At March 31, 2016, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended March 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$279,624

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the

71

Notes to Financial Statements – continued

value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holders of the inverse floaters transfer the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the fund’s payable to the holders of the floating rate certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2016, the fund’s payable to the holders of the floating rate certificates from trust assets was $30,286,084 and the weighted average interest rate on the floating rate certificates issued by the trust was 0.46%. For the year ended March 31, 2016, the average payable to the holders of the floating rate certificates from trust assets was $33,274,811 at a weighted average interest rate of 0.08%.

72

Notes to Financial Statements – continued

Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2016, interest expense and fees related to self-deposited inverse floaters amounted to $233,022 and are included in “Interest expense and fees” in the Statement of Operations. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended March 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code,

73

Notes to Financial Statements – continued

and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and secured borrowings.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	3/31/16	3/31/15
Ordinary income (including any short-term capital gains)	$—	$236,020
Tax-exempt income	77,755,158	75,607,596
Total distributions	$77,755,158	$75,843,616

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/16
Cost of investments	$1,887,120,889
Gross appreciation	182,283,854
Gross depreciation	(2,194,997)
Net unrealized appreciation (depreciation)	$180,088,857
Undistributed tax-exempt income	8,001,332
Capital loss carryforwards	(28,509,849)
Other temporary differences	(6,807,438)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

74

Notes to Financial Statements – continued

As of March 31, 2016, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
3/31/18	$(937,881)
3/31/19	(7,352,883)
Total	$(8,290,764)

Post-enactment losses which are characterized as follows:
Short-Term	$(20,219,085)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class B1 shares will convert to Class A and Class A1 shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 3/31/16	Year ended 3/31/15
Class A	$28,397,844	$26,009,877
Class B	771,158	765,627
Class C	4,748,814	4,407,687
Class I	22,474,832	22,937,868
Class A1	21,354,049	21,704,094
Class B1	8,461	18,463
Total	$77,755,158	$75,843,616

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.37% of the fund’s average daily net assets in excess of $1.3 billion up to $2.0 billion and 0.35% of average daily net assets in excess of $2.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2016. For the year ended March 31, 2016, this management fee reduction amounted to $279,054, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets

75

Notes to Financial Statements – continued

exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended March 31, 2016, this management fee reduction amounted to $155,497, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended March 31, 2016 was equivalent to an annual effective rate of 0.38% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that fund operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2016. For the year ended March 31, 2016, this reduction amounted to $695,308, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $115,491 and $5,001 for the year ended March 31, 2016, as its portion of the initial sales charge on sales of Class A and Class A1 shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,989,138
Class B	0.75%	0.25%	1.00%	1.00%	273,688
Class C	0.75%	0.25%	1.00%	1.00%	1,691,298
Class B1	0.75%	0.25%	1.00%	0.77%	2,778
Total Distribution and Service Fees					$3,956,902

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2016 based on each class’s average daily net assets. The service fee rate attributable to Class B1 shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B1 shares has been reduced by MFD to 0.00% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2016. For the year ended March 31, 2016, this reduction amounted to $628 and is included in the reduction of total expenses in the

76

Notes to Financial Statements – continued

Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2016, this rebate amounted to $21,625 and $32 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A and Class A1 shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class B1 shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2016, were as follows:

Amount
Class A	$48,112
Class B	39,571
Class C	15,846
Class A1	—
Class B1	505

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended March 31, 2016, the fee was $191,511, which equated to 0.0090% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,638,182.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2016 was equivalent to an annual effective rate of 0.0161% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent

77

Notes to Financial Statements – continued

Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $4,062 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended March 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $17,019 at March 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended March 31, 2016, the fee paid by the fund under this agreement was $6,225 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended March 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $463,196,524 and $588,068,568, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 3/31/16		Year ended 3/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	21,604,378	$190,048,078	15,837,710	$138,752,687
Class B	430,002	3,786,660	237,241	2,082,056
Class C	3,307,741	29,185,321	2,551,278	22,423,106
Class I	16,858,153	147,764,552	20,712,389	180,707,432
Class A1	583,153	5,119,258	553,055	4,842,592
Class B1	1,991	17,518	2,023	17,714
	42,785,418	$375,921,387	39,893,696	$348,825,587

78

Notes to Financial Statements – continued

	Year ended 3/31/16		Year ended 3/31/15
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,009,827	$26,436,306	2,720,057	$23,851,304
Class B	78,348	689,082	76,521	671,674
Class C	468,297	4,127,379	424,331	3,733,240
Class I	2,290,167	20,067,855	2,312,424	20,265,429
Class A1	1,975,468	17,359,738	1,963,569	17,220,966
Class B1	816	7,175	1,467	12,841
	7,822,923	$68,687,535	7,498,369	$65,755,454

Shares reacquired
Class A	(15,025,620)	$(131,762,391)	(17,045,156)	$(148,706,171)
Class B	(535,541)	(4,709,868)	(472,755)	(4,138,153)
Class C	(2,315,591)	(20,375,396)	(3,266,864)	(28,578,647)
Class I	(42,964,339)	(375,411,688)	(10,293,227)	(89,765,156)
Class A1	(5,797,590)	(50,869,334)	(6,083,099)	(53,181,630)
Class B1	(15,778)	(138,595)	(77,013)	(672,681)
	(66,654,459)	$(583,267,272)	(37,238,114)	$(325,042,438)

Net change
Class A	9,588,585	$84,721,993	1,512,611	$13,897,820
Class B	(27,191)	(234,126)	(158,993)	(1,384,423)
Class C	1,460,447	12,937,304	(291,255)	(2,422,301)
Class I	(23,816,019)	(207,579,281)	12,731,586	111,207,705
Class A1	(3,238,969)	(28,390,338)	(3,566,475)	(31,118,072)
Class B1	(12,971)	(113,902)	(73,523)	(642,126)
	(16,046,118)	$(138,658,350)	10,153,951	$89,538,603

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2016, the fund’s commitment fee and interest expense were $6,595 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

79

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	87,268,558	599,574,712	(646,261,782)	40,581,488

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$67,295	$40,581,488

80

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (one of the series of MFS Municipal Series Trust) (the “Fund”) as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Income Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2016

81

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012,

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Trustees and Officers – continued

Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of May 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Jason Kosty Geoffrey Schechter

86

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 100% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

87

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

88

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

89

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

March 31, 2016

MFS® MUNICIPAL SERIES TRUST

For the states of:

Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

MSTA-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Markets remained volatile in the first quarter of 2016, but after a tough start to the year stocks largely recouped their losses, with most major indices closing out the quarter roughly where they were at the beginning of the year. After falling to multiyear lows in February, oil prices stabilized as oil-producing nations began taking steps to cap crude production. U.S. economic growth remained positive but unspectacular amid continued improvement in labor markets and upbeat service-sector activity. Headwinds from abroad forced the U.S. Federal Reserve to table its plans to tighten monetary policy, while the Bank of Japan and the European Central Bank continued to ease policy aggressively, perpetuating a lower-for-longer global interest rate environment.

China’s economy — while suffering growing pains linked to its shift from an export-led to a consumer-driven economic model — appeared to stabilize as the first quarter drew to a close. Europe awaits a crucial referendum scheduled for June 23 in which British voters will decide whether the United Kingdom should remain in the European Union.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

May 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS Alabama Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.9%
General Obligations – General Purpose	14.2%
State & Local Agencies	12.6%
Water & Sewer Utility Revenue	11.6%
Universities – Colleges	10.3%

Composition including fixed income credit quality (a)(i)
AAA	4.5%
AA	35.6%
A	39.3%
BBB	9.4%
BB	1.7%
CC	1.7%
D	0.5%
Not Rated	7.1%
Cash & Cash Equivalents	0.2%

Portfolio facts (i)
Average Duration (d)	5.2
Average Effective Maturity (m)	14.5 yrs.

Jurisdiction (i)
Alabama	79.5%
Puerto Rico	3.2%
Guam	2.6%
U.S. Virgin Islands	2.4%
California	2.1%
New York	1.9%
Massachusetts	1.3%
Illinois	1.0%
Florida	0.9%
New Hampshire	0.8%
Colorado	0.7%
Texas	0.7%
Tennessee	0.6%
Virginia	0.6%
Kentucky	0.5%
Indiana	0.3%
Michigan	0.3%
New Jersey	0.2%
South Dakota	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

2

Portfolio Composition – continued

MFS Arkansas Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	21.3%
Water & Sewer Utility Revenue	16.7%
Sales & Excise Tax Revenue	11.3%
Healthcare Revenue – Hospitals	11.0%
Utilities – Municipal Owned	9.4%

Composition including fixed income credit quality (a)(i)
AAA	3.9%
AA	47.2%
A	33.0%
BBB	9.6%
BB	0.3%
B	0.4%
CC	2.0%
D	0.4%
Not Rated	2.7%
Cash & Cash Equivalents	0.5%

Portfolio facts (i)
Average Duration (d)	5.3
Average Effective Maturity (m)	12.5 yrs.

Jurisdiction (i)
Arkansas	75.9%
Guam	5.2%
Puerto Rico	3.6%
New York	2.7%
U.S. Virgin Islands	2.1%
California	1.7%
Massachusetts	1.5%
Kentucky	1.3%
Indiana	0.8%
Pennsylvania	0.7%
Texas	0.6%
New Hampshire	0.6%
Illinois	0.5%
Colorado	0.5%
New Jersey	0.4%
Michigan	0.4%
Wisconsin	0.4%
Tennessee	0.3%
Florida	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

3

Portfolio Composition – continued

MFS California Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	12.5%
Universities – Colleges	12.5%
General Obligations – Schools	11.6%
Tax Assessment	11.1%
General Obligations – General Purpose	6.8%

Composition including fixed income credit quality (a)(i)
AAA	2.6%
AA	33.3%
A	37.2%
BBB	13.3%
BB	3.6%
B	1.8%
CC	0.9%
D	0.7%
Not Rated	4.7%
Cash & Cash Equivalents	1.9%

Portfolio facts (i)
Average Duration (d)	6.5
Average Effective Maturity (m)	15.6 yrs.

Jurisdiction (i)
California	90.8%
Puerto Rico	3.6%
Illinois	1.0%
Guam	0.9%
Ohio	0.7%
Pennsylvania	0.6%
New Jersey	0.5%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

4

Portfolio Composition – continued

MFS Georgia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	18.4%
Healthcare Revenue – Hospitals	17.3%
Water & Sewer Utility Revenue	13.0%
General Obligations – General Purpose	10.0%
General Obligations – Schools	6.3%

Composition including fixed income credit quality (a)(i)
AAA	8.0%
AA	36.3%
A	35.5%
BBB	11.2%
BB	1.4%
B	0.6%
CC	1.4%
D	0.3%
Not Rated	4.0%
Cash & Cash Equivalents	1.3%

Portfolio facts (i)
Average Duration (d)	5.4
Average Effective Maturity (m)	14.6 yrs.

Jurisdiction (i)
Georgia	77.3%
Puerto Rico	3.3%
California	2.8%
Guam	2.6%
Florida	1.4%
U.S. Virgin Islands	1.4%
New Jersey	1.3%
Illinois	1.0%
Tennessee	0.9%
New York	0.7%
Texas	0.7%
Wisconsin	0.7%
North Carolina	0.6%
Kentucky	0.6%
Michigan	0.6%
Pennsylvania	0.6%
Virginia	0.6%
New Hampshire	0.6%
Colorado	0.5%
Indiana	0.3%
Louisiana	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

5

Portfolio Composition – continued

MFS Maryland Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	23.4%
General Obligations – General Purpose	15.0%
Water & Sewer Utility Revenue	9.4%
Universities – Colleges	6.9%
Tax Assessment	5.0%

Composition including fixed income credit quality (a)(i)
AAA	17.6%
AA	25.7%
A	27.7%
BBB	18.3%
BB	1.2%
B	1.2%
CC	1.0%
D	0.7%
Not Rated	6.6%
Cash & Cash Equivalents (o)	0.0%

Portfolio facts (i)
Average Duration (d)	5.3
Average Effective Maturity (m)	13.4 yrs.

Jurisdiction (i)
Maryland	76.3%
Puerto Rico	3.7%
Guam	2.6%
Kentucky	2.1%
New Jersey	1.8%
U.S. Virgin Islands	1.7%
District of Columbia	1.7%
Tennessee	1.5%
California	1.3%
Indiana	1.1%
New York	0.8%
Illinois	0.8%
Florida	0.8%
New Hampshire	0.7%
Texas	0.7%
Pennsylvania	0.6%
Colorado	0.6%
Washington	0.5%
Michigan	0.5%
Virginia	0.1%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

6

Portfolio Composition – continued

MFS Massachusetts Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	22.1%
Healthcare Revenue – Hospitals	15.6%
General Obligations – General Purpose	10.0%
Miscellaneous Revenue – Other	8.1%
State & Local Agencies	6.0%

Composition including fixed income credit quality (a)(i)
AAA	7.0%
AA	41.4%
A	26.6%
BBB	14.5%
BB	2.4%
B	0.6%
CC	1.8%
D	0.3%
Not Rated	5.0%
Cash & Cash Equivalents	0.4%

Portfolio facts (i)
Average Duration (d)	5.6
Average Effective Maturity (m)	14.1 yrs.

Jurisdiction (i)
Massachusetts	83.9%
Puerto Rico	3.3%
California	2.1%
Illinois	1.7%
Guam	1.4%
Kentucky	1.2%
Florida	1.0%
Tennessee	1.0%
New Jersey	0.7%
New York	0.6%
Pennsylvania	0.5%
Colorado	0.5%
Texas	0.4%
New Hampshire	0.3%
U.S. Virgin Islands	0.3%
Washington	0.3%
Louisiana	0.3%
Wisconsin	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

7

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2016, Class A shares, at net asset value, for each of the municipal bond funds of Alabama, Arkansas, Georgia, Maryland, and Massachusetts underperformed the Barclays Municipal Bond Index while the municipal bond fund of California outperformed the Barclays Municipal Bond Index over the same period. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle late in the period, Fed officials said they would be cautious regarding further tightening due to concerns over global economic and financial conditions. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. The sharp rise in the US dollar also weighed on earnings during the period, though dollar strength ebbed moderately late in the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

According to data from the Fed, the 10-year US Treasury yield finished the period at 1.78%, a modest decrease of 16 basis points. However, this masked quite a bit of volatility during the period, as yields spiked as high as 2.49% during the second quarter of 2015. As oil prices rose, payroll growth remained steady and the market started to anticipate the first increase in the US Federal Funds rate since 2006. While the Fed raised short-term interest rates in December of 2015, concerns about weaker global growth, especially out of China and other emerging markets, and further declines in oil prices, caused 10-Year US Treasury yields to subsequently decline. Additionally, given this fragile global backdrop, the Fed continues to tread carefully with respect to the pace and timing of additional interest rate hikes.

Municipal bonds produced positive returns for the 12-months ended March 31, 2016, as measured by the Barclays Municipal Bond Index, and generally outperformed other fixed income asset classes. This was helped by limited net new issuance and continued strong demand for municipal bonds from investors viewing the asset class as a safe haven and somewhat insulated from global macro events such as slower growth in China and the steep decline in commodity prices.

While Puerto Rico made headlines during the summer by indicating that it could not service its outstanding debt, the municipal market generally shrugged off the news. However, markets continue to remain concerned about underfunded public employee pension systems and other benefits promised to public employees, and the political difficulties in enacting reform. Nowhere did these challenges appear more acute than in both the state of Illinois and the city of Chicago, where burgeoning budget deficits attracted increased market and rating agency attention. This demonstrates that the market is differentiating between those issuers who have taken steps toward fiscal sustainability and those with ongoing budget and pension challenges.

Generally, fundamentals remained sound for the majority of municipal issuers. Tax-equivalent yields seemed attractive relative to overall credit quality, but should be weighed against the longer duration nature of municipal bonds in an environment of interest rate uncertainty.

Factors Affecting Performance

The short duration (d) stance relative to the Barclays Municipal Bond Index for all funds, with the exception of the California Municipal Bond fund, where the fund had a longer relative duration, negatively impacted relative performance.

Security selection within “AA” rated (r) securities in all funds, with the exception of Alabama and Arkansas Municipal Bond funds, and strong selection within “A” rated securities in all funds, with the exception of Maryland and Massachusetts Municipal Bond funds, benefited relative performance.

8

Management Review – continued

Across sectors, the credit enhanced, health, general obligation and tobacco sectors were notable contributors to relative performance for all funds with the exception of the general obligation sector in the Maryland Municipal Bond fund and the tobacco sector in the Alabama Municipal Bond fund where the impact was insignificant.

Respectfully,

Michael Dawson

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

9

PERFORMANCE SUMMARY THROUGH 3/31/16

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Alabama Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	2/01/90	3.75%	5.34%	4.32%
B	9/07/93	2.97%	4.56%	3.55%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.66)%	4.43%	3.87%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.03)%	4.22%	3.55%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

10

Performance Summary – continued

MFS Arkansas Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	2/03/92	3.36%	4.64%	4.11%
B	9/07/93	2.58%	3.84%	3.31%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.03)%	3.74%	3.66%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.42)%	3.49%	3.31%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

11

Performance Summary – continued

MFS California Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/18/85	5.23%	7.34%	4.88%
B	9/07/93	4.43%	6.52%	4.08%
C	1/03/94	4.27%	6.36%	3.93%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.76%	6.41%	4.42%
B With CDSC (Declining over six years from 4% to 0%) (v)		0.43%	6.21%	4.08%
C With CDSC (1% for 12 months) (v)		3.27%	6.36%	3.93%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

12

Performance Summary – continued

MFS Georgia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/06/88	3.28%	5.30%	4.31%
B	9/07/93	2.50%	4.49%	3.52%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.11)%	4.39%	3.85%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.50)%	4.16%	3.52%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

13

Performance Summary – continued

MFS Maryland Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	3.09%	4.93%	3.96%
B	9/07/93	2.32%	4.13%	3.21%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.29)%	4.02%	3.51%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.66)%	3.79%	3.21%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

14

Performance Summary – continued

MFS Massachusetts Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	4/09/85	3.78%	5.58%	4.43%
B	9/07/93	2.98%	4.77%	3.67%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.63)%	4.67%	3.98%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.02)%	4.44%	3.67%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

15

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2015 through March 31, 2016

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2015 through March 31, 2016.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS ALABAMA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.93%	$1,000.00	$1,029.57	$4.72
	Hypothetical (h)	0.93%	$1,000.00	$1,020.35	$4.70
B	Actual	1.68%	$1,000.00	$1,025.74	$8.51
	Hypothetical (h)	1.68%	$1,000.00	$1,016.60	$8.47

MFS ARKANSAS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.74%	$1,000.00	$1,027.39	$3.75
	Hypothetical (h)	0.74%	$1,000.00	$1,021.30	$3.74
B	Actual	1.50%	$1,000.00	$1,023.47	$7.59
	Hypothetical (h)	1.50%	$1,000.00	$1,017.50	$7.57

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

16

Expense Tables – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.72%	$1,000.00	$1,043.32	$3.68
	Hypothetical (h)	0.72%	$1,000.00	$1,021.40	$3.64
B	Actual	1.49%	$1,000.00	$1,039.37	$7.60
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
C	Actual	1.62%	$1,000.00	$1,038.51	$8.26
	Hypothetical (h)	1.62%	$1,000.00	$1,016.90	$8.17

MFS GEORGIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.95%	$1,000.00	$1,027.77	$4.82
	Hypothetical (h)	0.95%	$1,000.00	$1,020.25	$4.80
B	Actual	1.70%	$1,000.00	$1,023.84	$8.60
	Hypothetical (h)	1.70%	$1,000.00	$1,016.50	$8.57

MFS MARYLAND MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.83%	$1,000.00	$1,028.06	$4.21
	Hypothetical (h)	0.83%	$1,000.00	$1,020.85	$4.19
B	Actual	1.58%	$1,000.00	$1,023.30	$7.99
	Hypothetical (h)	1.58%	$1,000.00	$1,017.10	$7.97

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.85%	$1,000.00	$1,030.90	$4.32
	Hypothetical (h)	0.85%	$1,000.00	$1,020.75	$4.29
B	Actual	1.62%	$1,000.00	$1,026.88	$8.21
	Hypothetical (h)	1.62%	$1,000.00	$1,016.90	$8.17

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Massachusetts Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

17

PORTFOLIO OF INVESTMENTS

3/31/16

MFS ALABAMA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.7%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.6%
Birmingham, AL, Airport Authority Rev., AGM, 5.25%, 7/01/2030	$1,000,000	$1,139,430
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	100,000	118,843
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	70,000	79,288
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	45,000	50,231
		$1,387,792
General Obligations - General Purpose - 14.1%
Auburn, AL, “H”, 5.625%, 12/01/2033 (Prerefunded 12/01/2018)	$1,000,000	$1,125,290
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	145,000	150,929
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	90,000	91,009
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	20,000	20,788
Cullman, AL, Warrants, 5%, 7/01/2029	1,045,000	1,268,181
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	260,000	313,851
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	60,000	72,960
Huntsville, AL, School Warrants, “C”, 5%, 11/01/2030	1,000,000	1,226,670
Jasper, AL, Warrants, 5%, 3/01/2032	500,000	576,460
Madison, AL, Refunding Warrants, 5.15%, 2/01/2039	1,000,000	1,100,410
Montgomery County, AL, Unrefunded Balance, Warrants, N, 5%, 3/01/2028	95,000	98,536
Montgomery County, AL, Warrants, Y, 5%, 3/01/2028 (Prerefunded 3/01/2017)	405,000	421,265
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	165,000	170,057
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	140,000	144,528
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	115,000	118,524
State of California, 6%, 11/01/2039	550,000	645,915
		$7,545,373
General Obligations - Schools - 7.7%
Huntsville, AL, School Warrants, “C”, 5%, 11/01/2029	$200,000	$246,076
Lee County, AL, School Warrants, ASSD GTY, 4.75%, 2/01/2029	880,000	931,894
Madison County, AL, Board of Education Capital Outlay Tax Anticipation Warrants, 5.125%, 9/01/2034 (Prerefunded 9/01/2018)	1,000,000	1,102,370

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “B”, AGM, 0%, 8/01/2036	$570,000	$263,545
Shelby County, AL, Board of Education Capital Outlay School Warrants (Ten Mill County Tax), 5%, 2/01/2031	500,000	565,680
Sumter County, AL, School Warrants, 5.2%, 2/01/2039	1,000,000	1,033,680
		$4,143,245
Healthcare Revenue - Hospitals - 20.6%
Alabama Special Care Facilities Financing Authority (Daughters of Charity), ETM, AMBAC, 5%, 11/01/2025	$1,500,000	$1,505,970
Alabama Special Care Facilities Financing Authority Rev. (Ascension Health), BHAC, 5%, 11/15/2039	750,000	768,210
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 12/01/2036	250,000	252,038
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), 5%, 6/01/2031	750,000	872,670
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), 6%, 6/01/2039 (Prerefunded 6/01/2019)	750,000	864,893
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2/01/2036	300,000	325,620
DCH Health Care Authority, AL, Health Care Facilities Rev., 5%, 6/01/2033	500,000	572,275
East Alabama Health Care Authority, Health Care Facilities Rev., 5.25%, 9/01/2036 (Put Date 9/01/2018)	1,000,000	1,091,410
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	435,000	495,352
Health Care Authority for Baptist Health, AL, “D”, 5%, 11/15/2021	875,000	877,975
Huntsville, AL, Health Care Authority Rev., “A”, 5%, 6/01/2030 (Prerefunded 6/01/2020)	1,000,000	1,160,380
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	255,000	305,725
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/2036	265,000	269,023
Mobile, AL, Special Care Facilities Financing Authority Rev. (Infirmary Health System, Inc.), “A”, 5.25%, 2/01/2030 (Prerefunded 2/03/2020)	500,000	579,715

18

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027	$370,000	$414,493
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	50,000	56,428
South Dakota Health & Educational Facilities Authority Rev. (Sanford Obligated Group), “B”, 5%, 11/01/2034	85,000	97,778
University of Alabama at Birmingham, AL, Hospital Rev., “A”, 5.25%, 9/01/2025	500,000	547,460
		$11,057,415
Healthcare Revenue - Long Term Care - 2.0%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	$250,000	$253,920
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/2039	750,000	820,238
		$1,074,158
Industrial Revenue - Paper - 1.2%
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 11/01/2033	$250,000	$286,840
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/2035	300,000	333,723
		$620,563
Miscellaneous Revenue - Other - 1.9%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$65,000	$70,758
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	95,000	102,785
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	260,000	278,793
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	495,000	577,076
		$1,029,412
Port Revenue - 1.1%
Alabama Port Authority Docks Facility, 6%, 10/01/2040	$500,000	$585,365

Sales & Excise Tax Revenue - 2.0%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$325,000	$376,135
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2031	515,000	675,098
		$1,051,233

Issuer	Shares/Par	Value ($)
Secondary Schools - 0.4%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$190,000	$230,303

Single Family Housing - State - 0.6%
Alabama Housing Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.375%, 10/01/2033	$330,000	$343,408

State & Local Agencies - 12.5%
Alabama Incentives Financing Authority Special Obligation, “A”, 5%, 9/01/2029	$1,000,000	$1,118,970
Alabama Public Health Care Authority Lease Rev. (Department Of Public Health Facilities), 5%, 9/01/2030	280,000	332,514
Alabama Public School & College Authority Rev., “A”, 5%, 5/01/2029 (Prerefunded 5/01/2019)	1,000,000	1,122,340
Alabama Public School & College Authority Rev., “B”, 5%, 6/01/2025	800,000	978,920
Alabama Public School & College Authority Rev., “B”, 5%, 1/01/2027	500,000	616,110
Anniston, AL, Public Building Authority Rev. (Judicial Center Project), AGM, 5%, 3/01/2032	500,000	558,465
Bessemer, AL, Public Educational Building Authority Rev. (DHR Building Project), “A”, ASSD GTY, 5%, 7/01/2030	385,000	431,739
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 6/01/2030	35,000	41,276
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	145,000	166,754
Montgomery County, AL, Public Building Authority Rev., Warrants (Facilities Project), 5%, 3/01/2027	1,050,000	1,261,974
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2027	5,000	5,844
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2028	15,000	17,437
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2029	15,000	17,252
New Jersey Building Authority Rev., “A”, 4%, 6/15/2030	10,000	10,046
		$6,679,641
Tax - Other - 3.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	$95,000	$105,528
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	30,000	33,346
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	65,000	66,723
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	200,000	204,672

19

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/2024	$370,000	$423,957
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/2029	65,000	70,368
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/2025	65,000	72,024
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/2029	400,000	436,256
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/2039	235,000	258,340
		$1,671,214
Toll Roads - 0.6%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$110,000	$128,264
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	180,000	200,362
		$328,626
Transportation - Special Tax - 1.1%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	$125,000	$125,319
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	140,000	134,504
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	325,000	328,234
		$588,057
Universities - Colleges - 10.2%
Alabama State University Board of Education Rev. (Chattahoochee Valley Community College), ASSD GTY, 5%, 6/01/2034	$1,300,000	$1,429,792
Alabama State University Rev., General Tuition & Fee, ASSD GTY, 5.75%, 9/01/2039	1,000,000	1,097,170
Jacksonville State University, Tuition & Fee Rev., ASSD GTY, 5.125%, 12/01/2038	1,000,000	1,090,950
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5.375%, 12/01/2021	10,000	9,848
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	45,000	42,697
Troy University, Facilities Rev., “A”, BAM, 5%, 11/01/2028	500,000	598,450
University of South Alabama, University Rev., AMBAC, 5%, 12/01/2029	1,000,000	1,026,000
University of South Alabama, University Rev., BHAC, 5%, 8/01/2038	150,000	162,153
		$5,457,060

Issuer	Shares/Par	Value ($)
Utilities - Investor Owned - 0.1%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.592%, 8/01/2029 (Put Date 8/01/2016)	$70,000	$71,044

Utilities - Municipal Owned - 3.6%
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), “A”, ASSD GTY, 5%, 8/01/2037	$1,000,000	$1,121,800
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2024	265,000	319,412
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040	230,000	254,548
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	130,000	149,886
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	10,000	9,474
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	50,000	46,663
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	5,000	4,722
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	30,000	28,524
		$1,935,029
Utilities - Other - 1.8%
Lower, AL, Gas District Project Rev., “A”, 5%, 9/01/2046	$500,000	$619,115
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	295,000	331,813
		$950,928
Water & Sewer Utility Revenue - 11.5%
Auburn, AL, Waterworks Board Water Rev., 5%, 9/01/2036	$1,000,000	$1,166,560
Bessemer, AL, Governmental Utilities Services Corp. Water Supply Rev., ASSD GTY, 5%, 6/01/2039	1,000,000	1,041,880
Birmingham, AL, Waterworks Board Water Rev., “A”, 5.125%, 1/01/2034 (Prerefunded 1/01/2019)	280,000	311,976
Birmingham, AL, Waterworks Board Water Rev., “A”, ASSD GTY, 5.125%, 1/01/2034	470,000	515,853
Birmingham, AL, Waterworks Board Water Rev., “A”, 5%, 1/01/2030	500,000	597,240
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2030	75,000	83,712
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	10,000	10,197
Cullman, AL, Utilities Board Water Rev., “A”, AGM, 5%, 9/01/2035	1,000,000	1,155,810
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	25,000	28,834
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	120,000	136,160

20

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	$45,000	$51,835
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	45,000	50,865
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	300,000	334,803
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/2032	15,000	17,189
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2035	10,000	11,373
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2037	20,000	22,591

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/2036	$20,000	$22,560
Scottsboro, AL, Waterworks Sewer & Gas Board Rev., 5%, 8/01/2032	500,000	583,485
		$6,142,923
Total Municipal Bonds (Identified Cost, $48,800,829)		$52,892,789

Money Market Funds - 0.2%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	122,564	$122,564
Total Investments (Identified Cost, $48,923,393)		$53,015,353

Other Assets, Less Liabilities - 1.1%		604,752
Net Assets - 100.0%		$53,620,105

See Portfolio Footnotes and Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS

3/31/16

MFS ARKANSAS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.2%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.5%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$235,000	$266,182
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	160,000	178,600
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	105,000	119,629
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	95,000	106,474
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	87,337
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	125,000	135,501
		$893,723
General Obligations - General Purpose - 5.2%
Arkansas College Savings, Capital Appreciation, “A”, ETM, 0%, 6/01/2017	$1,840,000	$1,823,458
Arkansas Four-Lane Highway Construction & Improvement, 4%, 6/15/2020	2,000,000	2,245,900
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	475,000	494,423
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	265,000	267,971
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	60,000	62,364
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	515,000	621,667
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	255,000	273,380
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	65,000	79,040
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	750,000	772,988
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	595,000	614,242
State of California, 6%, 11/01/2039	1,160,000	1,362,292
		$8,617,725
General Obligations - Schools - 6.3%
Arkansas Higher Education, 4%, 6/01/2029	$2,000,000	$2,281,100
Bentonville, AR, School District No. 6, “A”, 5%, 6/01/2024	3,185,000	3,337,784
Crittenden County, AR, Community College District, 4.6%, 2/01/2035	285,000	285,408
Crittenden County, AR, Community College District, 4.7%, 2/01/2040	625,000	625,931
Pulaski County, AR, North Little Rock School District, “B”, 5%, 2/01/2022	1,635,000	1,890,812

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Springdale, AR, School District No. 050, “A”, 4.625%, 6/01/2037	$2,000,000	$2,072,740
		$10,493,775
Healthcare Revenue - Hospitals - 10.8%
Arkansas Development Finance Authority Health Care Rev. (Baptist Health), “A”, 5%, 12/01/2029	$1,000,000	$1,196,380
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2033	1,645,000	1,879,363
Conway, AR, Hospital Rev. (Conway Regional Medical Center), 4.45%, 8/01/2032	540,000	571,034
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	420,000	478,271
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	510,000	611,449
Independence County, AR, Public Health Education & Housing Facilities Board Rev. (White River Health Systems), 5.75%, 6/01/2028	1,000,000	1,113,370
Indiana Finance Authority Rev. (Sisters of St. Francis Health Services), 5.375%, 11/01/2032	1,085,000	1,188,227
Jefferson County, AR, Hospital Rev., Refunding (Regional Medical Center), AGM, 5%, 6/01/2026	2,150,000	2,403,786
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 6/01/2025	510,000	585,878
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	545,000	626,189
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	395,000	455,107
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/2036	470,000	477,135
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027	355,000	397,689
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039	490,000	543,096
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital Foundation), AGM, 4%, 3/01/2020	1,000,000	1,087,580
Pulaski County, AR, Public Facilities Board Health Facilities Rev. (Carti Project), 5.5%, 7/01/2043	750,000	837,638

22

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Pulaski, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 3/01/2034	$750,000	$833,490
Pulaski, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 3/01/2039	1,925,000	2,135,210
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/2031 (Prerefunded 8/15/2016)	675,000	686,833
		$18,107,725
Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$100,000	$123,036

Miscellaneous Revenue - Entertainment & Tourism - 1.8%
Fayetteville, AR, Hotel, Motel and Restaurant Rev., BAM, 5%, 11/01/2034	$2,525,000	$3,001,291

Miscellaneous Revenue - Other - 1.1%
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	$1,615,000	$1,882,783

Sales & Excise Tax Revenue - 11.1%
Bentonville, AR, Sales & Use Tax, AMBAC, 4.375%, 11/01/2025	$425,000	$447,495
Bentonville, AR, Sales & Use Tax, 4%, 11/01/2026	1,310,000	1,396,277
Cabot , AR, Sales & Use Tax , 5%, 6/01/2026	700,000	835,345
Cabot ,AR, Sales & Use Tax, 5%, 6/01/2027	1,300,000	1,541,358
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	760,000	879,578
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/2035	1,150,000	1,277,144
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/2030	850,000	958,341
Crawford County, AR, Sales & Use Tax, AGM, 4%, 9/01/2021	560,000	635,578
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/2023	380,000	464,022
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/2024	2,040,000	2,434,862
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	1,180,000	1,372,729
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	1,000,000	1,332,550
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	450,000	277,799
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	4,635,000	370,615
Rogers, AR, Sales & Use Tax Rev., 5%, 11/01/2023	1,000,000	1,172,620
Springdale, AR, Sales & Use Tax Rev., 5%, 11/01/2028	1,000,000	1,161,390
Stuttgart, AR, Sales & Use Tax Rev., AGM, 5%, 6/01/2032	1,840,000	2,052,354
		$18,610,057

Issuer	Shares/Par	Value ($)
Single Family Housing - State - 0.3%
Arkansas Development Finance Authority, Mortgage Rev., “B”, GNMA, 4.85%, 7/01/2031	$515,000	$515,597

State & Local Agencies - 2.8%
Arkansas Development Finance Authority Rev. (Donaghey Plaza Project), 5%, 6/01/2034	$2,605,000	$2,973,347
Arkansas Development Finance Authority Rev., Correctional Facilities, “A”, 5.125%, 5/15/2034	500,000	550,465
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.176%, 6/01/2037	1,315,000	1,086,243
		$4,610,055
Tax - Other - 6.5%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	$490,000	$544,302
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	65,000	72,249
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 5%, 7/01/2034	3,000,000	3,487,860
Little Rock, AR, Library Construction & Improvement Rev., 4%, 3/01/2023	810,000	844,854
Little Rock, AR, Library Construction & Improvement Rev., 4%, 3/01/2024	1,685,000	1,752,737
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	135,000	128,724
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	700,000	716,352
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/2024	1,155,000	1,323,434
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/2029	135,000	146,150
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/2039	150,000	159,231
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/2025	135,000	149,589
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/2029	940,000	1,025,202
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/2039	505,000	555,157
		$10,905,841
Tobacco - 1.7%
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/2027	$2,470,000	$1,806,558
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/2028	500,000	352,245
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	445,000	452,836

23

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tobacco - continued
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	$305,000	$274,485
		$2,886,124
Toll Roads - 0.3%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$230,000	$288,673
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	180,000	222,019
		$510,692
Transportation - Special Tax - 1.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 7/01/2033	$80,000	$83,096
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2034	55,000	56,923
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	45,000	46,855
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	20,000	19,845
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	150,000	150,893
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	550,000	528,407
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	60,000	58,580
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	95,000	96,124
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	345,000	356,589
Metropolitan Transportation Authority Rev., NY, “A”, 5%, 11/15/2037	490,000	519,993
		$1,917,305
Universities - Colleges - 21.1%
Arkansas State University, Housing System Rev. (Jonesboro Campus), 4.5%, 3/01/2031	$2,500,000	$2,775,475
Arkansas State University, Housing System Rev. (Jonesboro Campus), “C”, AMBAC, 5%, 3/01/2032	2,595,000	2,728,565
Arkansas State University, Student Fee (Jonesboro Campus), “C”, AGM, 4.5%, 3/01/2027	545,000	618,444
Massachusetts Development Finance Agency Higher Education Rev. (Emerson College), “A”, 5%, 1/01/2023 (Prerefunded 1/01/2017)	1,070,000	1,105,246

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
New York Dormitory Authority Rev., Non-State Supported Debt (New York University), 5.25%, 7/01/2048 (Prerefunded 7/01/2018)	$1,605,000	$1,763,927
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	85,000	75,102
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	140,000	122,896
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/2031	60,000	43,117
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/2042	30,000	21,554
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 4%, 4/01/2024	1,000,000	1,095,760
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), BAM, 5%, 9/01/2030	1,000,000	1,176,750
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), 5%, 4/01/2041	1,000,000	1,156,920
University Arkansas Auxiliary Enterprises Rev., 5%, 12/01/2029	605,000	702,254
University Arkansas Auxiliary Enterprises Rev., “A”, 5%, 5/01/2029	200,000	232,836
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/2025	2,000,000	2,460,760
University of Arkansas Facilities Rev. (UAMS Campus) , 5%, 11/01/2022	505,000	614,858
University of Arkansas Facilities Rev. (UAMS Campus) , 5%, 11/01/2023	520,000	642,424
University of Arkansas Facilities Rev. (UAMS Campus) , 5%, 10/01/2025	780,000	958,066
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2033 (Prerefunded 11/01/2018)	1,000,000	1,105,440
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2021	1,310,000	1,564,337
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2026	1,000,000	1,178,450
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2038 (Prerefunded 11/01/2018)	1,000,000	1,105,440
University of Arkansas Rev. (Fort Smith Campus), 5%, 12/01/2028	860,000	955,632
University of Arkansas Rev. (Student Fee - Phillps), 5.1%, 12/01/2034 (Prerefunded 12/01/2016)	750,000	772,455
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/2023	250,000	280,920
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/2024	250,000	278,773

24

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/2025	$500,000	$553,545
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/2026	305,000	337,632
University of Arkansas Rev. (Student Fee-UALR Campus), 5%, 10/01/2029	600,000	743,982
University of Arkansas, University Rev. (Fayetteville Campus), “A”, 5%, 11/01/2032	1,000,000	1,183,530
University of Arkansas, University Rev. (Monticello Campus), 4%, 12/01/2035	600,000	623,208
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 7/01/2017	725,000	758,850
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 7/01/2019	320,000	355,504
University of Arkansas, University Rev., Var Fac-Fayetteville Campus, AMBAC, 5%, 11/01/2036 (Prerefunded 11/01/2016)	2,500,000	2,564,325
University of Central Arkansas Rev., “C”, ASSD GTY, 4.25%, 9/01/2040	1,950,000	2,061,677
University of Puerto Rico Rev., “Q”, 5%, 6/01/2036	1,145,000	446,561
		$35,165,215
Universities - Dormitories - 0.3%
Arkansas Technical University, Housing Systems Rev., AMBAC, 5.2%, 12/01/2026	$500,000	$502,420

Utilities - Investor Owned - 1.1%
Independence County, AR, Pollution Control Rev. (Entergy Arkansas, Inc. Project), 2.375%, 1/01/2021	$750,000	$783,750
Independence County, AR, Pollution Control Rev. (Entergy Mississippi, Inc. Project), AMBAC, 4.9%, 7/01/2022	1,000,000	1,003,110
		$1,786,860
Utilities - Municipal Owned - 9.3%
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2030	$1,000,000	$1,213,570
Benton, AR, Public Utility Rev., AMBAC, 5%, 9/01/2031 (Prerefunded 3/01/2017)	1,500,000	1,559,910
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2032	1,130,000	1,290,743
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2035	1,000,000	1,176,450
Benton, AR, Public Utility Rev., AMBAC, 5%, 9/01/2036 (Prerefunded 3/01/2017)	1,500,000	1,559,910
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2036	1,165,000	1,314,551
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2030	2,805,000	3,322,579
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	450,000	506,201
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040	790,000	874,317
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	245,000	282,478

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/2021	$1,040,000	$1,149,959
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/2022	1,090,000	1,205,246
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	20,000	20,376
		$15,476,290
Utilities - Other - 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$300,000	$353,013
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	155,000	183,551
		$536,564
Water & Sewer Utility Revenue - 16.4%
Arkansas Community Public Water Systems Authority Rev., 5%, 10/01/2032	$1,020,000	$1,166,849
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2022	1,500,000	1,789,905
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2023	795,000	944,722
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2025	1,500,000	1,782,495
Central Arkansas Water Rev., 5%, 10/01/2022	1,215,000	1,485,009
Central Arkansas Water Rev., 5%, 10/01/2023	1,275,000	1,583,027
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2030	250,000	279,040
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	35,000	35,688
Conway, AR, Water Rev., 4%, 12/01/2021	565,000	633,551
Conway, AR, Water Rev., 4%, 12/01/2022	400,000	449,208
Conway, AR, Water Rev., 4%, 12/01/2023	500,000	557,705
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 10/01/2021	1,545,000	1,787,040
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 10/01/2022	455,000	523,109
Fort Smith, AR, Water & Sewer Rev., AGM, 5%, 10/01/2032	2,000,000	2,180,680
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	85,000	98,036
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	395,000	448,195
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	140,000	161,263
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	140,000	158,248
Hot Springs, AR, Wastewater Rev., 5%, 12/01/2020	500,000	579,310
Hot Springs, AR, Wastewater Rev., 5%, 12/01/2021	650,000	766,480
Hot Springs, AR, Wastewater Rev., ASSD GTY, 4.625%, 12/01/2037	1,260,000	1,342,725

25

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Little Rock, AR, Sewer Rev., 5.5%, 10/01/2030	$750,000	$826,065
Little Rock, AR, Sewer Rev., 5.75%, 10/01/2038	1,000,000	1,108,720
Little Rock, AR, Sewer Rev., “A”, AGM, 4.375%, 6/01/2033 (Prerefunded 6/01/2017)	750,000	782,295
Little Rock, AR, Sewer Rev., “C”, AGM, 5%, 10/01/2037 (Prerefunded 10/01/2017)	3,000,000	3,191,220
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/2032	50,000	57,298
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2035	30,000	34,120
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2037	75,000	84,717
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/2036	65,000	73,321

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Rogers, AR, Sewer Rev., AMBAC, 5%, 2/01/2037	$1,000,000	$1,030,490
Wasco, CA, Semitropic Improvement District (Semitropic Water Storage District), “A”, 5%, 12/01/2038	1,325,000	1,486,531
		$27,427,062
Total Municipal Bonds (Identified Cost, $154,524,753)		$163,970,140

Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	810,312	$810,312
Total Investments (Identified Cost, $155,335,065)		$164,780,452

Other Assets, Less Liabilities - 1.3%		2,193,719
Net Assets - 100.0%		$166,974,171

See Portfolio Footnotes and Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS

3/31/16

MFS CALIFORNIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.9%

Issuer	Shares/Par	Value ($)
Airport Revenue - 5.1%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	$780,000	$903,261
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2029	3,000,000	3,463,710
Orange County, CA, Airport Rev., “A”, 5%, 7/01/2031	1,310,000	1,460,192
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/2021	1,500,000	1,749,030
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2031	850,000	968,703
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/2025	2,000,000	2,377,680
San Jose, CA, Airport Rev., “A”, BHAC, 5.5%, 3/01/2023	2,345,000	2,448,907
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/2034	2,560,000	2,942,566
		$16,314,049
General Obligations - General Purpose - 6.7%
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	$820,000	$853,530
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	85,000	102,605
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	815,000	873,745
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	95,000	115,520
Marin County, CA, Healthcare District (Election of 2013), “A”, 5%, 8/01/2029	500,000	619,910
Marin County, CA, Healthcare District (Election of 2013), “A”, 5%, 8/01/2030	500,000	616,105
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2016	275,000	276,865
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	470,000	484,406
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	440,000	454,230
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	400,000	412,260
State of California, 5%, 8/01/2034	2,200,000	2,404,556
State of California, 5.25%, 4/01/2035	2,545,000	3,018,370
State of California, 6%, 11/01/2039	3,000,000	3,523,170
State of California, 5.5%, 3/01/2040	3,670,000	4,252,135
State of California, 5.25%, 11/01/2040	2,775,000	3,243,614
		$21,251,021

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 11.6%
Beaumont, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, AGM, 0%, 8/01/2044	$4,600,000	$1,482,994
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2029	4,335,000	3,096,230
Chabot-Las Positas, CA, Community College (Election of 2004), “B”, AMBAC, 5%, 8/01/2030	1,090,000	1,105,162
Folsom Cordova, CA, Unified School District (Election of 2012), “A”, 5%, 10/01/2038	2,465,000	2,921,074
Garvey, CA, School District (Election of 2004), Capital Appreciation, AGM, 0%, 8/01/2031	2,120,000	1,230,406
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 8/01/2045	870,000	558,027
Mendocino Lake, CA, Community College District Rev. (Election of 2006), Capital Appreciation, “B”, AGM, 0%, 8/01/2032	1,570,000	885,088
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2033	500,000	266,650
Moreland, CA, School District (Election of 2002), Capital Appreciation, “B”, FGIC, 0%, 8/01/2028	1,440,000	989,251
Mount Diablo, CA, Unified School District (Election of 2010), Convertible Capital Appreciation, “A”, AGM, 0%, 8/01/2030	3,000,000	2,714,640
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, 0% to 8/01/2028, 6.25% to 8/01/2043	4,145,000	3,188,127
Napa Valley, CA, Unified School District (Election of 2006), Capital Appreciation, “A”, 0%, 8/01/2029	3,385,000	2,266,833
Oakland, CA, Unified School District Rev., AGM, 5%, 8/01/2028	830,000	1,003,545
Oakland, CA, Unified School District Rev., AGM, 5%, 8/01/2030	830,000	993,228
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/2023	600,000	739,956
San Diego, CA, Community College District (Election of 2002), Capital Appreciation, 0%, 8/01/2033	2,000,000	2,238,480
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “G”, 0%, 7/01/2034	1,235,000	562,061
San Joaquin, CA, Delta Community College District (Election of 2004), Capital Appreciation, “B”, AGM, 0%, 8/01/2018	2,350,000	2,280,699
San Jose, CA, Evergreen Community College District (Election of 2010), “A”, 5%, 8/01/2041	1,235,000	1,452,335

27

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
San Mateo County, CA, Community College District (Election of 2001), Capital Appreciation, “A”, NATL, 0%, 9/01/2021	$4,300,000	$3,990,572
West Contra Costa, CA, Unified School District, “A”, 5%, 8/01/2035	2,500,000	2,978,325
		$36,943,683
Healthcare Revenue - Hospitals - 12.3%
California Health Facilities Financing Authority Rev. (Balance Providence), 6.5%, 10/01/2038 (Prerefunded 10/01/2018)	$1,720,000	$1,963,569
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “A”, 6%, 7/01/2029	1,500,000	1,731,150
California Health Facilities Financing Authority Rev. (Children’s Hospital of Orange County), 6.25%, 11/01/2029	2,000,000	2,358,580
California Health Facilities Financing Authority Rev. (Marshall Medical Center), 5%, 11/01/2033	750,000	868,898
California Health Facilities Financing Authority Rev. (Providence Health & Services), “B”, 5.5%, 10/01/2039	1,000,000	1,138,090
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 10/01/2033 (Prerefunded 10/01/2018)	1,500,000	1,714,020
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 10/01/2038 (Prerefunded 10/01/2018)	30,000	34,248
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2028	205,000	233,019
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2029	165,000	187,001
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2044	415,000	459,177
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2030	85,000	96,061
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2035	315,000	351,990
California Statewide Communities Development Authority Rev. (Community Hospital of the Monterey Peninsula), 6%, 6/01/2033	1,250,000	1,513,250
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5%, 8/15/2030	2,000,000	2,475,180
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 6.25%, 8/15/2033 (Prerefunded 8/15/2018)	2,000,000	2,260,420
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, CALHF, 5.5%, 8/15/2023	1,000,000	1,109,670
California Statewide Communities Development Authority Rev. (John Muir Health), 5.125%, 7/01/2039	1,000,000	1,106,480

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/2054	$1,650,000	$1,801,899
California Statewide Communities Development Authority Rev. (Santa Ynez Valley Cottage Hospital), 5.25%, 11/01/2030	1,740,000	1,991,378
California Statewide Communities Development Authority Rev. (Sutter Health), “A”, 5%, 8/15/2032	390,000	459,666
California Statewide Communities Development Authority Rev. (Trinity Health Corp.), 5%, 12/01/2041	2,550,000	2,863,293
Madera County, CA, COP (Children’s Hospital Central California), 5.375%, 3/15/2036	3,000,000	3,356,490
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/2039	1,805,000	2,018,947
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/2041	1,000,000	1,226,410
Santa Clara County, CA, Financing Authority Insured Rev. (El Camino Hospital), “B”, AMBAC, 5.125%, 2/01/2041 (Prerefunded 8/01/2017)	2,550,000	2,700,450
Washington Township, CA, Health Care District Rev., “A”, 6.25%, 7/01/2039	1,000,000	1,131,030
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 7/01/2029	2,000,000	2,034,400
		$39,184,766
Healthcare Revenue - Long Term Care - 3.6%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/2041	$850,000	$971,873
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Eskaton Properties, Inc.), 5%, 11/15/2035	1,270,000	1,366,495
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/2034	700,000	819,728
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/2039	1,000,000	1,156,090
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044	1,405,000	1,452,489
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/2039	1,500,000	1,716,645
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 5/15/2047	1,785,000	1,937,475
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 6%, 10/01/2042	750,000	812,798
Eden Township, CA, Healthcare District, COP, 6.125%, 6/01/2034	1,090,000	1,238,905
		$11,472,498

28

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Entertainment & Tourism - 0.1%
Agua Caliente Band of Cahuilla Indians, CA, Rev., 6%, 7/01/2018 (n)	$470,000	$468,144

Miscellaneous Revenue - Other - 2.0%
California Infrastructure & Economic Development Bank Rev. (Academy of Motion Picture Arts and Sciences Obligated Group), “A”, 5%, 11/01/2030	$1,130,000	$1,356,113
California Infrastructure & Economic Development Bank Rev. (Academy of Motion Picture Arts and Sciences Obligated Group), “A”, 5%, 11/01/2034	830,000	978,163
California Infrastructure & Economic Development Bank Rev. (Academy of Motion Picture Arts and Sciences Obligated Group), “A”, 5%, 11/01/2035	830,000	974,395
California Infrastructure & Economic Development Bank Rev. (Walt Disney Family Museum), 5.25%, 2/01/2033	1,340,000	1,436,440
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2031	1,335,000	1,545,503
		$6,290,614
Secondary Schools - 2.4%
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/2032	$825,000	$882,140
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2041	500,000	558,410
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2040	415,000	464,812
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2045	415,000	461,667
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	1,245,000	1,386,208
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2034	530,000	583,323
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/2044	470,000	511,294
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.125%, 7/01/2046 (Prerefunded 1/01/2019)	1,300,000	1,479,491
California Statewide Communities Development Authority, School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.375%, 7/01/2047	1,270,000	1,413,764
		$7,741,109
Single Family Housing - State - 2.8%
California Housing Finance Agency Rev. (Home Mortgage), “E”, 4.75%, 2/01/2030	$1,760,000	$1,784,200

Issuer	Shares/Par	Value ($)
Single Family Housing - State - continued
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/2023	$2,000,000	$2,043,100
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 8/01/2026	1,500,000	1,502,445
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 8/01/2033	3,240,000	3,421,570
California Housing Finance Agency Rev. (Home Mortgage), “L”, FNMA, 5.5%, 8/01/2038	90,000	91,400
		$8,842,715
State & Agency - Other - 0.2%
Pasadena, CA, COP, (Old Pasadena Parking Facilities Project), 6.25%, 1/01/2018	$670,000	$708,706

State & Local Agencies - 6.2%
Banning, CA, COP, Water Systems Improvement Project, ETM, AMBAC, 8%, 1/01/2019	$300,000	$327,261
California Public Works Board Lease Rev. (Judicial Council Projects), “A”, 5%, 3/01/2028	2,120,000	2,543,576
California Public Works Board Lease Rev., Department of Education (Riverside Campus), 6%, 4/01/2026	2,000,000	2,310,440
California Public Works Board Lease Rev., Department of General Services, 6.25%, 4/01/2034	1,500,000	1,742,610
California Public Works Board Lease Rev., Department of Justice, “D”, 5.25%, 11/01/2020	1,565,000	1,571,104
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.176%, 6/01/2037	2,360,000	1,949,454
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 6/01/2022	3,000,000	3,205,260
Los Angeles County, CA, Public Works Financing Authority Lease Rev., “D”, 5%, 12/01/2032	2,000,000	2,415,480
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2031	1,000,000	1,200,160
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2032	550,000	656,458
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2030	500,000	604,385
San Diego, CA, Public Facilities Financing Authority Lease Rev. (Master Refunding Project), “A”, 5.25%, 3/01/2040	1,000,000	1,137,150
		$19,663,338
Tax - Other - 1.0%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	$445,000	$494,315
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	145,000	161,170

29

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	$355,000	$338,496
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	400,000	410,604
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	1,840,000	1,882,982
		$3,287,567
Tax Assessment - 11.0%
Elk Grove, CA, Finance Authority Special Tax Rev., 5%, 9/01/2027	$2,000,000	$2,410,320
Fontana, CA, Redevelopment Agency Tax Allocation (Jurupa Hills Redevelopment Project), “A”, 5.5%, 10/01/2027	3,350,000	3,428,792
Glendale, CA, Redevelopment Agency, Tax Allocation Rev. (Central Glendale Redevelopment Project), 5.5%, 12/01/2024 (Prerefunded 12/01/2016)	1,750,000	1,808,608
Huntington Beach, CA, Community Facilities District Special Tax (Grand Coast Resort), 5.125%, 9/01/2031	1,000,000	1,140,810
Irvine, CA, Limited Obligation Improvement (Reassessment District #12-1), 5%, 9/02/2023	340,000	402,346
Jurupa, CA, Community Facilities Services District, Special Tax (Eastvale Area District #31), “A”, 5%, 9/01/2037	1,000,000	1,105,680
Lake Elsinore, CA, Public Financing Authority Rev., 5%, 9/01/2035	1,000,000	1,113,190
Lee Lake, CA, Public Financing Authority Senior Lien Rev., “A”, 5.125%, 9/01/2035	1,000,000	1,123,010
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/2022	340,000	406,025
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/2023	340,000	409,629
North Natomas, CA, Community Facilities District Special Tax, “4-E”, 5.25%, 9/01/2033	840,000	963,018
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2028	650,000	778,291
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2029	1,350,000	1,606,527
Rancho Cucamonga, CA, Community Facilities District Special Tax, 5.25%, 9/01/2033	1,000,000	1,150,020
Rancho Cucamonga, CA, Redevelopment Agency Tax Allocation (Successor Agency to The), AGM, 5%, 9/01/2032	2,625,000	3,096,266
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2030	2,215,000	2,634,277

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2031	$1,095,000	$1,294,728
Riverside County, CA, Redevelopment Agency, Tax Allocation, “A”, AGM, 5%, 10/01/2034	1,385,000	1,617,486
San Diego, CA, Redevelopment Agency, Tax Allocation (Centre City), “A”, AMBAC, 5.25%, 9/01/2025	2,360,000	2,405,052
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation (Mission Bay North Redevelopment), “C”, 6.375%, 8/01/2032	1,000,000	1,135,350
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation (Mission Bay North Redevelopment), “C”, 6.5%, 8/01/2039	1,000,000	1,139,690
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Public Improvements), “A”, 5%, 8/01/2043	750,000	836,993
Santa Cruz County, CA, Redevelopment Agency Tax Allocation Rev., 5%, 9/01/2022	1,360,000	1,645,818
Santa Cruz County, CA, Redevelopment Agency Tax Allocation Rev., 5%, 9/01/2023	1,000,000	1,225,890
		$34,877,816
Tobacco - 2.4%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6%, 6/01/2042	$1,080,000	$1,023,278
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 6/01/2047	1,195,000	1,190,112
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/2047	1,915,000	1,901,097
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	1,800,000	2,156,094
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	1,505,000	1,354,425
		$7,625,006
Toll Roads - 0.6%
Riverside County, CA, Transportation Commission, Toll Rev., “A”, 5.75%, 6/01/2044	$1,680,000	$1,948,834

Transportation - Special Tax - 1.5%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 7/01/2033	$150,000	$155,805
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2034	2,255,000	2,333,835
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	95,000	98,916
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	405,000	406,033

30

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	$55,000	$54,575
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	985,000	946,329
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	200,000	201,190
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	650,000	671,834
		$4,868,517
Universities - Colleges - 12.3%
California Educational Facilities Authority Rev., 5%, 2/01/2017	$545,000	$560,680
California Educational Facilities Authority Rev., 5%, 2/01/2026 (Prerefunded 2/01/2017)	325,000	337,119
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2028	830,000	1,005,802
California Educational Facilities Authority Rev. (Claremont Graduate University), “A”, 6%, 3/01/2033	1,500,000	1,651,995
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 12/01/2025	800,000	821,360
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 12/01/2036	1,150,000	1,179,751
California Educational Facilities Authority Rev. (Pepperdine University), 5%, 10/01/2041	2,000,000	2,391,580
California Educational Facilities Authority Rev. (Pitzer College), 6%, 4/01/2040	3,000,000	3,522,540
California Educational Facilities Authority Rev. (Santa Clara University), 5%, 4/01/2031	1,060,000	1,299,200
California Educational Facilities Authority Rev. (Santa Clara University), 5%, 4/01/2032	1,000,000	1,218,370
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2036	1,000,000	1,171,690
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2037	1,000,000	1,167,920
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2038	500,000	582,555
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2030	1,760,000	2,153,290
California Educational Facilities Authority Rev. (University of The Pacific), 5.25%, 11/01/2029	1,265,000	1,434,927
California Educational Facilities Authority Rev., ETM, 5%, 2/01/2017	140,000	145,174
California Municipal Finance Authority Rev. (Azusa Pacific University Project), “B”, 5%, 4/01/2035	1,655,000	1,825,084
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/2028	2,000,000	2,174,100

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.125%, 6/01/2030	$1,500,000	$1,721,790
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040	1,500,000	1,710,090
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 4/01/2034 (Prerefunded 4/01/2019)	1,500,000	1,686,855
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 12/01/2028 (Prerefunded 12/01/2021)	2,125,000	2,575,989
California State University Rev., “A”, 5%, 11/01/2024	2,130,000	2,544,818
California State University Rev., “A”, 5%, 11/01/2030	2,320,000	2,839,750
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,270,000	1,332,421
		$39,054,850
Universities - Dormitories - 1.8%
California Municipal Finance Authority, Student Housing Rev. (Bowles Hall Foundation) “A”, 5%, 6/01/2035	$225,000	$254,275
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 6/01/2033	2,000,000	2,056,080
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 5/15/2040 (Prerefunded 5/15/2018)	2,000,000	2,221,440
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5%, 5/15/2034	1,000,000	1,176,320
		$5,708,115
Utilities - Cogeneration - 0.1%
California Pollution Control Financing Authority, Water Furnishing Rev. (San Diego County Water Desalination Project Pipeline), 5%, 11/21/2045	$350,000	$357,819

Utilities - Investor Owned - 0.7%
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 8/01/2040	$2,000,000	$2,243,700

Utilities - Municipal Owned - 3.7%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	$230,000	$265,595
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	260,000	297,710

31

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 11/01/2025	$1,015,000	$1,168,194
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 11/01/2026	1,245,000	1,432,908
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	1,315,000	1,332,897
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	35,000	35,658
Sacramento, CA, Municipal Utility District Rev., “X”, 5%, 8/15/2025	2,130,000	2,542,155
Tuolumne Wind Project Authority Rev. (Tuolomne Co.), “A”, 5.625%, 1/01/2029	2,000,000	2,248,220
Vernon, CA, Electric System Rev., “A”, 5.5%, 8/01/2041	2,130,000	2,434,973
		$11,758,310
Utilities - Other - 2.3%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	$1,750,000	$2,590,823
Long Beach, CA, Bond Finance Authority Natural Gas Purchase Rev., “A”, 5.25%, 11/15/2022	2,210,000	2,615,734
Southern California Public Power Authority (Natural Gas Project No. 1), “A”, 5%, 11/01/2033	1,655,000	2,010,660
		$7,217,217
Water & Sewer Utility Revenue - 6.5%
California Department of Water Resources Rev. (Central Valley Project Water System), “AM”, 5%, 12/01/2024	$3,500,000	$4,332,020
California Semitropic Water Storage Improvement Rev., “A”, ASSD GTYN, 5%, 12/01/2027	460,000	572,686
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	525,000	584,456

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Hollister, CA, Joint Powers Financing Authority Wastewater Rev., AGM, 5%, 6/01/2035	$3,630,000	$4,352,697
Madera, CA, Irrigation Financing Authority Water Rev., 6.5%, 1/01/2040 (Prerefunded 1/01/2020)	2,560,000	3,085,312
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2030	1,660,000	1,949,487
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2031	415,000	483,861
San Diego, CA, Public Facilities Financing Authority Sewer Rev., “A”, 5%, 5/15/2028 (Prerefunded 5/15/2019)	350,000	395,297
Soquel Creek, CA, Water District, COP, 5%, 3/01/2043	1,715,000	1,963,469
Tulare, CA, Sewer Rev., AGM, 5%, 11/15/2031	1,700,000	2,051,747
Tulare, CA, Sewer Rev., AGM, 5%, 11/15/2035	830,000	983,832
		$20,754,864
Total Municipal Bonds (Identified Cost, $279,091,451)		$308,583,258

Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	8,266,627	$8,266,627
Total Investments (Identified Cost, $287,358,078)		$316,849,885

Other Assets, Less Liabilities - 0.5%		1,748,948
Net Assets - 100.0%		$318,598,833

See Portfolio Footnotes and Notes to Financial Statements

32

PORTFOLIO OF INVESTMENTS

3/31/16

MFS GEORGIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.5%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.3%
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2033	$1,000,000	$1,162,860
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	75,000	84,952
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	55,000	61,394
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	35,000	39,876
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	30,000	33,623
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	25,000	27,293
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	40,000	43,360
		$1,453,358
General Obligations - General Purpose - 9.9%
Atlanta & Fulton County, GA, Recreation Authority Park Improvement, “A”, 5%, 12/01/2032	$500,000	$598,560
Atlanta, GA, Public Improvement Rev., 4.875%, 12/01/2026	1,000,000	1,232,760
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	165,000	171,747
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	100,000	101,121
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	185,000	223,317
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	100,000	107,208
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	25,000	30,400
Gwinnett County, GA, Development Authority Rev. (Civic & Cultural Center), 4%, 9/01/2021	510,000	570,772
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “B”, 5%, 2/15/2033	500,000	552,120
Lagrange-Troup County, GA, Hospital Authority Rev., 5.5%, 7/01/2038	500,000	541,410
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	185,000	190,670
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	155,000	160,013
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	130,000	133,985
State of California, 6%, 11/01/2039	420,000	493,244
State of Georgia, “E”, 5%, 7/01/2016	500,000	505,771

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Villa Rica, GA, Public Facilities Authority Rev. (Water and Sewerage Project), 5%, 3/01/2039	$500,000	$579,120
		$6,192,218
General Obligations - Schools - 6.3%
Cherokee County, GA, School System, “A”, 5%, 8/01/2021	$500,000	$595,725
Gwinnett County, GA, School District, 5%, 2/01/2021	1,000,000	1,184,610
Gwinnett County, GA, School District, 5%, 2/01/2029	1,000,000	1,243,300
Jefferson, GA, School District, “A”, 5.25%, 2/01/2029	500,000	584,695
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “B”, AGM, 0%, 8/01/2036	660,000	305,158
		$3,913,488
Healthcare Revenue - Hospitals - 17.0%
Clarke County, GA, Hospital Authority Rev. (Athens Regional Medical Center Project), 5%, 1/01/2032	$1,000,000	$1,139,410
Cobb County, GA, Kennestone Hospital Authority Rev. (Wellstar Health System, Inc.), “B”, AMBAC, 6.25%, 4/01/2034	500,000	583,185
Dalton, GA, Development Authority Rev. (Hamilton Health Care System), 5%, 8/15/2028	500,000	569,525
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	500,000	548,400
DeKalb County, GA, Private Hospital Authority Rev. Anticipation Certificates (Children’s Healthcare), 5.25%, 11/15/2039	750,000	841,448
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	350,000	398,559
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare), “A”, 5.25%, 6/15/2037	700,000	765,709
Georgia Medical Center Hospital Authority Rev. (Columbus Regional Healthcare System, Inc.), ASSD GTY, 6.5%, 8/01/2038	300,000	332,505
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., 5.625%, 8/01/2034 (Prerefunded 8/01/2018)	675,000	748,994
Glynn-Brunswick, GA, Memorial Hospital Authority Rev. (Southeast Georgia Health System Project), 5%, 8/01/2028	500,000	600,430
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Unrefunded Balance, 5.625%, 8/01/2034	75,000	81,488
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	200,000	239,784

33

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	$45,000	$51,144
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	65,000	74,185
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	200,000	229,794
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	135,000	155,543
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	45,000	52,292
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027	130,000	145,633
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039	180,000	199,505
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	55,000	62,071
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/2029	355,000	402,314
Richmond County, GA, Hospital Authority Rev. Anticipation Certificates (University Health Services, Inc. Project), 5.5%, 1/01/2036	750,000	823,680
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital), 5.125%, 11/01/2030	500,000	569,035
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital), 5.375%, 11/01/2040	500,000	569,780
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/2039 (Prerefunded 2/15/2019)	385,000	447,293
		$10,631,706
Healthcare Revenue - Long Term Care - 1.8%
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 7/01/2037	$200,000	$203,814
Hall County and Gainesville, GA, Development Authority Retirement Community Rev. (ACTS Retirement), 6.625%, 11/15/2039	200,000	226,428
Richmond County, GA, Development Authority Rev., Capital Appreciation, ETM, 0%, 12/01/2021	225,000	206,710
Savannah, GA, Economic Development Authority Rev., Capital Appreciation, “C”, ETM, 0%, 12/01/2021	500,000	459,355
		$1,096,307

Issuer	Shares/Par	Value ($)
Industrial Revenue - Environmental Services - 0.8%
Savannah, GA, Economic Development Authority, Solid Waste Disposal Rev. (Georgia Waste Management Project), “A”, 5.5%, 7/01/2016	$500,000	$506,100

Industrial Revenue - Paper - 1.1%
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/2034	$150,000	$153,206
Savannah, GA, Economic Development Pollution (Union Camp Corp.), 6.15%, 3/01/2017	500,000	518,465
		$671,671
Miscellaneous Revenue - Other - 2.3%
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2020	$285,000	$327,522
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), “A”, 5%, 3/15/2036	500,000	582,700
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	75,000	81,644
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	110,000	119,015
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	310,000	335,777
		$1,446,658
Multi-Family Housing Revenue - 0.9%
Atlanta, GA, Urban Residential Financing Authority, Multifamily Housing Rev. (Ginnie Mae Collateralized - Amal Heights), GNMA, 4.9%, 5/20/2040	$500,000	$537,420

Sales & Excise Tax Revenue - 1.4%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$265,000	$313,291
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	170,000	189,769
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., “B”, AGM, 5%, 7/01/2037 (Prerefunded 7/01/2017)	250,000	263,418
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	165,000	101,859
		$868,337
Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042	$75,000	$79,483

Single Family Housing - State - 1.7%
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 8/01/2026	$300,000	$300,489

34

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Single Family Housing - State - continued
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 3.5%, 6/01/2045	$745,000	$792,561
		$1,093,050
State & Agency - Other - 3.7%
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center) , 5%, 7/01/2028	$500,000	$624,190
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 7/01/2040	500,000	556,490
Floyd County, GA, Hospital Authority Rev. Anticipation Certificates (Floyd Medical Center Project), “B”, 5%, 7/01/2032	1,000,000	1,138,200
		$2,318,880
State & Local Agencies - 3.5%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.176%, 6/01/2037	$460,000	$379,978
Georgia Municipal Association, Inc. (Riverdale Public Purpose Project), ASSD GTY, 5.5%, 5/01/2038	1,000,000	1,115,280
Los Angeles County, CA, Public Works Financing Authority Lease Rev., “D”, 5%, 12/01/2032	395,000	477,057
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	115,000	132,253
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2027	5,000	5,844
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2028	15,000	17,438
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2029	20,000	23,003
New Jersey Building Authority Rev., “A”, 4%, 6/15/2030	10,000	10,046
		$2,160,899
Tax - Other - 1.9%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	$75,000	$83,312
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	25,000	27,788
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	65,000	61,978
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	75,000	76,988
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	130,000	133,037
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/2029	50,000	54,130
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/2025	50,000	55,404
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/2025	140,000	157,207
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	135,000	154,158

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/2029	$190,000	$207,222
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/2039	180,000	197,878
		$1,209,102
Tax Assessment - 0.4%
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 1/01/2030	$150,000	$150,552
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 1/01/2031	70,000	70,073
		$220,625
Tobacco - 1.1%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	$235,000	$281,490
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	90,000	82,301
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	335,000	301,483
		$665,274
Toll Roads - 0.8%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$80,000	$100,408
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	60,000	74,006
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	120,000	139,925
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	190,000	211,493
		$525,832
Transportation - Special Tax - 1.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 7/01/2033	$30,000	$31,161
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2034	20,000	20,699
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	15,000	15,618
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2028	185,000	197,404
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	70,000	70,179

35

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	$10,000	$9,923
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	25,000	25,149
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	245,000	235,381
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	130,000	134,367
		$739,881
Universities - Colleges - 18.1%
Athens, GA, Housing Authority Rev. (University of Georgia East Campus Funding), 5.25%, 6/15/2035	$500,000	$557,765
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Convertible Capital Appreciation, 5%, 6/15/2024	250,000	268,420
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Convertible Capital Appreciation, 5%, 6/15/2031	250,000	268,478
Atkinson-Coffee County, GA, Joint Development Authority Rev. (SGC Real Estate Foundation LLC), ASSD GTY, 5.25%, 6/01/2034	500,000	540,325
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC), 5%, 7/01/2032	500,000	522,635
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC), 5%, 7/01/2039	500,000	521,675
Bleckley-Dodge County, GA, Student Housing Facilities Rev. (Middle Georgia College), 5.25%, 7/01/2038	500,000	539,470
Cobb County, GA, Development Authority, Dining Hall Lease Rev. (KSU Dining Hall), ASSD GTY, 5.75%, 7/15/2039	1,000,000	1,096,620
Cobb County, GA, Development Authority, Sports & Recreation Facilities Lease Rev. (Kennesaw State University Foundation), AGM, 5%, 7/15/2035	750,000	840,683
Dahlonega, GA, Downtown Development Authority Rev. (North Georgia PHD LLC), ASSD GTY, 5.25%, 7/01/2034	500,000	554,880
Dekalb Newton & Gwinnett Counties, GA, Joint Development Authority Rev. (GGC Foundation LLC), 6%, 7/01/2034	500,000	568,375
Fulton County, GA, Development Authority Rev. (Georgia Tech Foundation Funding), SYNCORA, 5%, 6/01/2032	500,000	521,535
Fulton County, GA, Development Authority Rev. (Spelman College), 5%, 6/01/2028	500,000	601,780

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Georgia Higher Education Facilities Authority Rev., 6%, 6/15/2034 (Prerefunded 6/15/2018)	$50,000	$55,655
Georgia Higher Education Facilities Authority Rev., 6%, 6/15/2034 (Prerefunded 6/15/2018)	250,000	278,275
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/2030	100,000	104,500
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/2039	100,000	103,897
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/2017	275,000	291,646
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	65,000	74,606
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), 5%, 6/01/2024 (Prerefunded 6/01/2019)	190,000	214,094
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), 5%, 6/01/2024	310,000	348,685
Private Colleges & Universities, GA, Authority Rev. (Mercer University Project), 5%, 10/01/2040	350,000	388,535
Private Colleges & Universities, GA, Authority Rev. (Mercer University), “C”, 5.25%, 10/01/2027	350,000	408,041
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	50,000	47,442
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	25,000	22,089
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	45,000	39,502
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	55,000	51,394
Richmond County, GA, Development Authority Rev. (Georgia Regents University Academic Research Center Project), AGM, 5%, 12/15/2032	325,000	383,741
Savannah, GA, Economic Development Authority Rev. (AASU Student Union LLC), ASSD GTY, 5.125%, 6/15/2039	500,000	539,085
Savannah, GA, Economic Development Authority Rev. (SSU Community Development I LLC Project), ASSD GTY, 5.5%, 6/15/2035	500,000	567,245
		$11,321,073

36

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Dormitories - 0.7%
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	$400,000	$450,568

Utilities - Investor Owned - 0.3%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/2029 (Put Date 8/01/2016)	$160,000	$162,387

Utilities - Municipal Owned - 4.3%
Georgia Municipal Electric Authority Power Rev., “A”, NATL, 6.5%, 1/01/2020	$710,000	$781,880
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 10/01/2025	500,000	596,800
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 10/01/2026	500,000	593,350
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	160,000	179,982
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	50,000	57,738
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040	260,000	287,750
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	60,000	68,702
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	100,000	115,297
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	5,000	5,094
		$2,686,593
Utilities - Other - 3.1%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	$910,000	$1,056,446
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, 5%, 3/15/2019	250,000	272,193
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	225,000	253,078
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2020	250,000	288,413
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	40,000	44,851
		$1,914,981
Water & Sewer Utility Revenue - 12.8%
Athens-Clarke County, GA, Unified Government Water & Sewer Rev, 5.625%, 1/01/2033 (Prerefunded 1/01/2019)	$500,000	$564,315
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/2021	385,000	458,708
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/2028	800,000	923,704

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2030	$85,000	$94,874
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2031	1,000,000	1,175,590
DeKalb County, GA, Water & Sewer Rev., “B”, 5.25%, 10/01/2025	1,000,000	1,293,200
Forsyth County, GA, Water & Sewer Authority Rev., 5%, 1/01/2026	500,000	603,020
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2023	500,000	584,940
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	30,000	34,601
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	60,000	66,795
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	125,000	141,834
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	45,000	51,835
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	45,000	50,865
Henry County, GA, Water & Sewer Authority Rev., BHAC, 5.25%, 2/01/2027	1,000,000	1,290,760
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/2032	15,000	17,189
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2035	10,000	11,373
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2037	20,000	22,591
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/2036	20,000	22,560
Walton County, GA, Water & Sewer Authority Rev. (Walton-Hard Labor Creek Project), 5%, 2/01/2038	500,000	596,810
		$8,005,564
Total Municipal Bonds (Identified Cost, $56,123,020)		$60,871,455

Money Market Funds - 1.1%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	647,716	$647,716
Total Investments (Identified Cost, $56,770,736)		$61,519,171

Other Assets, Less Liabilities - 1.4%		891,946
Net Assets - 100.0%		$62,411,117

See Portfolio Footnotes and Notes to Financial Statements

37

PORTFOLIO OF INVESTMENTS

3/31/16

MFS MARYLAND MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.7%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.0%
Metropolitan Washington, DC, Airport Authority Rev., “A”, 5%, 10/01/2039	$750,000	$850,080

General Obligations - General Purpose - 14.9%
Baltimore County, MD, Metropolitan District, “C”, 4%, 9/01/2017	$1,000,000	$1,047,590
Baltimore County, MD, Public Improvement, 5%, 2/01/2028	2,000,000	2,394,160
Baltimore, MD, Consolidated Public Improvement, “B”, 5%, 10/15/2022	500,000	611,640
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	70,000	84,498
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	80,000	97,280
Montgomery County, MD, Consolidated Public Improvement, “A”, 5%, 11/01/2026	1,000,000	1,261,120
Prince George’s County, MD, Consolidated Public Improvement, “A”, 5%, 9/15/2030	1,500,000	1,752,390
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AMBAC, 5.45%, 7/01/2030	115,000	115,056
State of California, 6%, 11/01/2039	720,000	845,561
State of Maryland, 5%, 8/01/2020 (Prerefunded 8/01/2017)	3,500,000	3,700,060
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 5%, 6/01/2021	500,000	597,395
		$12,506,750
Healthcare Revenue - Hospitals - 23.2%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	$590,000	$671,857
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	345,000	413,627
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	370,000	425,119
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	575,000	662,498
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/2036	640,000	649,715
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), 5%, 7/01/2040	1,000,000	1,073,650
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), “A”, 6.75%, 7/01/2039 (Prerefunded 7/01/2019)	1,000,000	1,186,230
Maryland Health & Higher Educational Facilities Authority Rev. (Carroll Hospital), “A”, 5%, 7/01/2037	1,000,000	1,092,890

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2029	$750,000	$762,270
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Health System), “A”, 5%, 5/15/2026	250,000	288,270
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health Issue), 5%, 7/01/2028	750,000	889,320
Maryland Health & Higher Educational Facilities Authority Rev. (Medlantic/Helix Parent, Inc.), “A”, AGM, 5.25%, 8/15/2038	1,000,000	1,244,290
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health), “A”, 5%, 8/15/2041	505,000	566,726
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5%, 7/01/2032	600,000	708,090
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 7/01/2042 (Prerefunded 7/01/2017)	750,000	794,040
Maryland Health & Higher Educational Facilities Authority Rev. (Meritus Medical Center), 5%, 7/01/2027	500,000	585,300
Maryland Health & Higher Educational Facilities Authority Rev. (Peninsula Regional Medical Center), 5%, 7/01/2036 (Prerefunded 7/01/2016)	1,000,000	1,011,170
Maryland Health & Higher Educational Facilities Authority Rev. (Suburban Hospital), “A”, 5.5%, 7/01/2016	410,000	411,812
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), AMBAC, 5%, 7/01/2031	645,000	691,337
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), “A”, 5%, 7/01/2041 (Prerefunded 7/01/2016)	500,000	505,585
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 5.75%, 1/01/2038 (Prerefunded 1/01/2018)	500,000	543,010
Maryland Health & Higher Educational Facilities Authority Rev. (Western Maryland Health System), 5.25%, 7/01/2034	1,000,000	1,153,830
Maryland Industrial Development Authority, Economic Development Rev., RIBS, FRN, AGM, 10.789%, 8/26/2022 (p)	850,000	1,017,246
Montgomery County, MD, Rev. (Trinity Health Corp.), 5%, 12/01/2040	1,000,000	1,123,980
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027	480,000	537,720

38

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 1/01/2029 (Prerefunded 1/01/2019)	$415,000	$476,142
		$19,485,724
Healthcare Revenue - Long Term Care - 2.6%
Gaithersburg, MD, Economic Development Rev. (Asbury Maryland Obligated Group), “A”, 5.125%, 1/01/2036	$400,000	$405,104
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 1/01/2041	750,000	852,143
Maryland Health & Higher Educational Facilities Authority Rev. (King Farm Presbyterian Community), “A”, 5.3%, 1/01/2037	300,000	303,813
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030	55,000	63,512
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040	85,000	97,459
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/2040	400,000	423,188
		$2,145,219
Healthcare Revenue - Other - 0.8%
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/2019	$90,000	$93,466
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/2029	565,000	579,108
		$672,574
Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$100,000	$123,036

Miscellaneous Revenue - Other - 2.0%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$105,000	$114,301
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	160,000	173,112
Montgomery County, MD, Transportation Fund Lease Authority Rev., “A”, 5%, 11/01/2036	750,000	880,935
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	450,000	487,418
		$1,655,766
Multi-Family Housing Revenue - 2.0%
Howard County, MD, Housing Commission Rev. (Columbia Commons Apartments), “A”, 5%, 6/01/2044	$500,000	$547,645

Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - continued
Maryland Community Development Administration, Department of Housing & Community Development, “A”, 5.875%, 7/01/2016	$20,000	$20,067
Montgomery County, MD, Housing Opportunities Commission, Multifamily Rev., 5.125%, 7/01/2037	1,000,000	1,073,820
		$1,641,532
Parking - 1.7%
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), AMBAC, 5%, 7/01/2034	$1,385,000	$1,387,216

Port Revenue - 0.7%
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.75%, 6/01/2035	$550,000	$600,683

Sales & Excise Tax Revenue - 1.2%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$435,000	$503,443
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	260,000	290,235
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/2016	80,000	82,045
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	5,000	5,740
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	230,000	141,986
		$1,023,449
Secondary Schools - 0.4%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$265,000	$321,212

Single Family Housing - State - 3.0%
Maryland Community Development Administration, Department of Housing & Community Development, 5%, 9/01/2034	$1,500,000	$1,552,365
Montgomery County, MD, Housing Opportunities Commission (Single Family Mortgage Rev.), “B”, 4.55%, 7/01/2026	1,000,000	1,001,330
		$2,553,695
State & Agency - Other - 3.4%
Howard County, MD, COP, “A”, 8%, 8/15/2019	$805,000	$985,151
Howard County, MD, COP, “B”, 8%, 8/15/2019	385,000	471,159
Howard County, MD, COP, “B”, 8.15%, 2/15/2021	450,000	597,384
Howard County, MD, COP, “C”, 8%, 8/15/2019	680,000	832,177
		$2,885,871

39

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - 3.4%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.176%, 6/01/2037	$665,000	$549,317
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/2034	370,000	414,807
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	180,000	207,005
Maryland Department of Transportation, Port Administration Facilities Project, AMBAC, 5.25%, 6/15/2020	1,690,000	1,706,714
		$2,877,843
Tax - Other - 2.8%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	$325,000	$361,017
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	45,000	50,018
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	550,000	561,660
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/2025	210,000	235,811
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	210,000	239,801
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/2029	520,000	567,133
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/2039	285,000	313,306
		$2,328,746
Tax Assessment - 4.5%
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 7/01/2040	$350,000	$370,328
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 7/01/2040	300,000	317,442
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 7%, 9/01/2038	400,000	426,120
Brunswick, MD, Special Obligation (Brunswick Crossing Special Taxing), 5.5%, 7/01/2036	236,000	236,597
Frederick County, MD, Special Obligation (Urbana Community Development Authority), “A”, 5%, 7/01/2040	1,500,000	1,670,445
Howard County, MD, Special Obligation (Annapolis Junction Town Center Project), 6.1%, 2/15/2044	230,000	248,924
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 7/01/2034	500,000	500,455
		$3,770,311
Tobacco - 1.5%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	$215,000	$257,533

Issuer	Shares/Par	Value ($)
Tobacco - continued
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	$165,000	$150,884
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	930,000	836,954
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/2021	55,000	55,020
		$1,300,391
Transportation - Special Tax - 4.9%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 7/01/2033	$1,365,000	$1,417,826
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	265,000	254,596
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	345,000	348,433
Maryland Department of Transportation, Consolidated Transportation Refunding Rev., 5%, 5/01/2017	1,500,000	1,571,610
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 7/01/2032	485,000	540,072
		$4,132,537
Universities - Colleges - 6.8%
Annapolis, MD, Economic Development Rev. (St. John’s College), 5.5%, 10/01/2018	$70,000	$70,307
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), “A”, 5%, 7/01/2034	500,000	566,940
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins University), “A”, 5%, 7/01/2037	1,500,000	1,765,545
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art), 5%, 6/01/2030	750,000	755,033
Maryland Health & Higher Educational Facilities Authority Rev. (Notre Dame College), 5%, 10/01/2035	1,000,000	1,076,190
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/2030	150,000	172,364
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/2032	440,000	501,626
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/2017	480,000	509,054
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	30,000	26,507
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	135,000	118,507

40

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	$85,000	$79,427
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	110,000	117,553
		$5,759,053
Universities - Dormitories - 4.9%
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, Baltimore Project), 5%, 7/01/2031	$500,000	$548,855
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	750,000	883,448
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2027	500,000	544,145
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2030	300,000	322,512
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola University Maryland), 5%, 10/01/2032	500,000	594,765
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/2022	1,000,000	1,227,810
		$4,121,535
Utilities - Investor Owned - 1.2%
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	$750,000	$759,638
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/2029 (Put Date 8/01/2016)	275,000	279,103
		$1,038,741
Utilities - Municipal Owned - 0.9%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2024	$460,000	$554,452
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	185,000	213,299
		$767,751
Utilities - Other - 1.5%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	$400,000	$449,916
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	195,000	229,458
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	100,000	118,420
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2023	140,000	167,378

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	$235,000	$269,538
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	55,000	61,670
		$1,296,380
Water & Sewer Utility Revenue - 9.3%
Baltimore, MD, Refunding Rev. (Mayor and City Council of Baltimore Water Projects), “B”, 5%, 7/01/2042	$1,320,000	$1,518,026
Baltimore, MD, Rev., LEVRRS, FRN, NATL, 10.462%, 7/01/2020 (p)	2,500,000	2,947,750
Baltimore, MD, Wastewater Rev. Project, “A”, NATL, 5.65%, 7/01/2020	1,150,000	1,252,983
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	20,000	23,067
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	105,000	119,140
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	205,000	236,135
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	205,000	231,720
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/2032	25,000	28,649
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2035	15,000	17,060
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2037	35,000	39,535
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/2036	30,000	33,841
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	50,000	66,963
Montgomery County, MD, Water Quality Protection Charge Rev., “A”, 5%, 4/01/2032	1,125,000	1,274,624
		$7,789,493
Total Municipal Bonds (Identified Cost, $77,303,093)		$83,035,588

Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	120,151	$120,151
Total Investments (Identified Cost, $77,423,244)		$83,155,739

Other Assets, Less Liabilities - 1.2%		997,688
Net Assets - 100.0%		$84,153,427

See Portfolio Footnotes and Notes to Financial Statements

41

PORTFOLIO OF INVESTMENTS

3/31/16

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.4%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.4%
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2027	$300,000	$372,789
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2028	400,000	495,908
		$868,697
General Obligations - General Purpose - 9.9%
Boston, MA, “B”, 4%, 4/01/2021	$1,870,000	$2,131,183
Commonwealth of Massachusetts, “B”, 5.25%, 8/01/2023	1,000,000	1,259,480
Commonwealth of Massachusetts, “B”, 5.25%, 8/01/2028	2,225,000	2,964,412
Commonwealth of Massachusetts, “C”, AMBAC, 5%, 8/01/2032 (Prerefunded 8/01/2017)	4,815,000	5,088,348
Commonwealth of Massachusetts, “C”, NATL, 5.5%, 12/01/2019	4,000,000	4,652,400
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	640,000	666,170
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	365,000	369,092
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	685,000	826,877
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	395,000	423,472
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	75,000	91,200
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	1,005,000	1,035,803
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	805,000	831,034
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	510,000	525,632
State of California, 6%, 11/01/2039	1,555,000	1,826,176
		$22,691,279
General Obligations - Schools - 0.5%
San Marcos,CA, Unified School District (Election of 2010), Capital Appreciation, “C”, 0%, 8/01/2038	$3,375,000	$1,185,401

Healthcare Revenue - Hospitals - 15.4%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	$1,315,000	$1,497,443
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	235,000	267,085
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	345,000	393,752

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	$745,000	$855,983
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	520,000	599,128
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/2036	1,180,000	1,197,912
Massachusetts Development Finance Agency Rev. (Baystate Medical Center), “N”, 5%, 7/01/2044	2,000,000	2,256,040
Massachusetts Development Finance Agency Rev. (Children’s Hospital), “P”, 5%, 10/01/2032	1,000,000	1,203,960
Massachusetts Development Finance Agency Rev. (Lahey Health System Obligated Group), “F”, 5%, 8/15/2030	2,000,000	2,378,600
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), “F”, 5.75%, 7/15/2043	1,000,000	1,115,660
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), 5%, 7/01/2032	950,000	996,408
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), 5%, 7/01/2032 (Prerefunded 7/01/2017)	1,050,000	1,106,900
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), “Q”, 5%, 7/01/2041	1,500,000	1,760,070
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), “I”, 7.25%, 1/01/2032	1,000,000	1,208,450
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2046	2,000,000	2,269,340
Massachusetts Health & Educational Facilities Authority Rev. (Bay State Medical Center), “I”, 5.75%, 7/01/2036	500,000	563,580
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), 5.125%, 7/01/2038	2,000,000	2,118,600
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.25%, 12/01/2039	1,500,000	1,687,050
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.5%, 12/01/2039	1,000,000	1,130,870

42

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Massachusetts Health & Educational Facilities Authority Rev. (Dana Faber Cancer Institute), “K”, 5%, 12/01/2037	$2,000,000	$2,178,420
Massachusetts Health & Educational Facilities Authority Rev. (Lahey Clinic), “D”, 5.25%, 8/15/2037 (Prerefunded 8/15/2017)	1,550,000	1,647,015
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “J-1”, 5%, 7/01/2039	2,000,000	2,220,540
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “J1”, 5%, 7/01/2034	1,375,000	1,534,046
Massachusetts Health & Educational Facilities Authority Rev. (South Shore), 5.625%, 7/01/2019	280,000	281,151
Massachusetts Health & Educational Facilities Authority Rev. (Southcoast Health Obligation), “D”, 5%, 7/01/2029	1,000,000	1,089,630
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	430,000	499,682
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039	655,000	725,976
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039	30,000	31,984
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	165,000	195,553
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	395,000	471,294
		$35,482,122
Healthcare Revenue - Long Term Care - 1.9%
Massachusetts Development Finance Agency First Mortgage Rev. (Berkshire Retirement Community), 5%, 7/01/2031	$1,000,000	$1,150,000
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/2037	500,000	517,250
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 5.625%, 12/01/2030	525,000	591,764
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/2039	352,582	354,479
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 11/15/2046	18,820	17,153
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/2056	93,608	542
Massachusetts Development Finance Agency Rev. (Loomis Communities), “A”, 6%, 1/01/2033	500,000	568,425
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/2043	1,000,000	1,085,920

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029	$20,000	$23,864
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039	130,000	158,423
		$4,467,820
Human Services - 0.5%
Massachusetts Development Finance Agency Rev. (Evergreen Center, Inc.), 5.5%, 1/01/2035	$1,200,000	$1,201,236

Industrial Revenue - Environmental Services - 0.7%
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/2042	$1,535,000	$1,541,186

Miscellaneous Revenue - Other - 8.0%
Martha’s Vineyard, MA, Land Bank Rev., BAM, 5%, 5/01/2031	$400,000	$473,420
Massachusetts Development Finance Agency Rev., 5.5%, 9/01/2020 (Prerefunded 9/01/2018)	1,205,000	1,340,068
Massachusetts Development Finance Agency Rev. (The Broad Institute, Inc.), “A”, 5.25%, 4/01/2037	2,000,000	2,319,720
Massachusetts Health & Educational Facilities Authority Rev., 5.5%, 6/01/2034	1,500,000	1,639,035
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 7/01/2030	3,500,000	4,007,955
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 7/01/2040	1,700,000	1,926,440
Massachusetts Port Authority Facilities Rev. (Boston Fuel Project), FGIC, 5%, 7/01/2024	2,000,000	2,085,300
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041	3,000,000	3,312,000
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,095,000	1,276,562
		$18,380,500
Multi-Family Housing Revenue - 4.4%
Massachusetts Development Finance Agency Rev. (Credit Housing-Chelsea Homes), “I-A”, LOC, 5%, 12/15/2024	$1,150,000	$1,152,128
Massachusetts Development Finance Agency Rev. (Morville House Apartments), “A”, LOC, 4.95%, 12/15/2023	2,425,000	2,429,608
Massachusetts Housing Finance Agency Rev., “A”, FHA, 5.25%, 12/01/2035	1,000,000	1,088,900
Massachusetts Housing Finance Agency Rev., “C”, 5.35%, 12/01/2049	1,680,000	1,759,565

43

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - continued
Massachusetts Housing Finance Agency, “B”, 5.25%, 12/01/2030	$685,000	$726,997
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, FHA, 4.75%, 12/01/2030	1,425,000	1,552,082
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, FHA, 4.875%, 12/01/2032	1,190,000	1,288,901
		$9,998,181
Parking - 1.5%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 7/01/2036	$3,000,000	$3,504,750

Sales & Excise Tax Revenue - 5.9%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$985,000	$1,139,980
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2024	1,590,000	1,998,551
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	1,850,000	2,465,218
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2031	2,000,000	2,684,680
Massachusetts Bay Transportation Authority, Sales Tax Rev., Capital Appreciation, 0%, 7/01/2034	4,000,000	1,747,880
Massachusetts School Building Authority, Dedicated Sales Tax Rev., AMBAC, 4.75%, 8/15/2032 (Prerefunded 8/15/2017)	2,000,000	2,110,980
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “A”, AMBAC, 4.5%, 8/15/2035	950,000	987,943
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	10,000	11,480
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	615,000	379,658
		$13,526,370
Secondary Schools - 5.4%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$665,000	$806,060
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.375%, 9/01/2031 (Prerefunded 9/01/2017)	1,080,000	1,135,426
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.5%, 9/01/2036 (Prerefunded 9/01/2017)	1,000,000	1,053,070
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2031	1,015,000	1,164,895
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2030	500,000	576,980
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 4.75%, 5/01/2032	135,000	137,903

Issuer	Shares/Par	Value ($)
Secondary Schools - continued
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 4.75%, 5/01/2032 (Prerefunded 5/01/2017)	$995,000	$1,037,198
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2037	240,000	248,436
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2037 (Prerefunded 5/01/2017)	1,760,000	1,839,376
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “A”, 6.375%, 7/01/2030	905,000	1,012,930
Massachusetts Development Finance Agency Rev. (Milton Academy), “A”, 5%, 9/01/2028	1,000,000	1,157,210
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2033	2,000,000	2,225,800
		$12,395,284
Single Family Housing - State - 0.0%
Massachusetts Housing Finance Agency, Single Family Housing Rev., “157”, 4.35%, 12/01/2027	$45,000	$47,937

State & Local Agencies - 6.0%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.176%, 6/01/2037	$1,400,000	$1,156,456
Los Angeles County, CA, Public Works Financing Authority Lease Rev., “D”, 5%, 12/01/2032	1,435,000	1,733,107
Massachusetts College Building Authority Project Rev., Capital Appreciation, “A”, SYNCORA, 0%, 5/01/2022	8,310,000	7,421,910
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/2031	275,000	327,429
Massachusetts College Building Authority Rev., “A”, 5.5%, 5/01/2049 (Prerefunded 5/01/2019)	1,680,000	1,914,108
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 5/01/2032	760,000	901,048
New Jersey Building Authority Rev., “A”, 4%, 6/15/2030	40,000	40,183
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2028	60,000	69,750
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2029	70,000	80,511
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2027	20,000	23,375
		$13,667,877
Student Loan Revenue - 5.2%
Massachusetts Educational Financing Authority, “J”, 5.625%, 7/01/2029	$1,445,000	$1,620,452
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2031	2,000,000	2,118,000
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/2030	1,045,000	1,096,989

44

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Student Loan Revenue - continued
Massachusetts Educational Financing Authority, Education Loan Rev., “I”, 6%, 1/01/2028	$725,000	$769,015
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	3,000,000	3,389,040
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.15%, 1/01/2026	1,010,000	1,039,825
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.2%, 1/01/2027	475,000	489,587
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 4.5%, 7/01/2024	1,270,000	1,340,676
		$11,863,584
Tax - Other - 1.6%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	$260,000	$288,813
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	85,000	94,479
Massachusetts Special Obligation Dedicated Tax Rev., NATL, 5.5%, 1/01/2023	1,585,000	1,972,089
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	700,000	716,352
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/2029	600,000	669,432
		$3,741,165
Tobacco - 1.3%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	$1,335,000	$1,599,103
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	330,000	301,769
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	1,230,000	1,106,939
		$3,007,811
Toll Roads - 1.3%
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 1/01/2032	$2,600,000	$2,920,450

Transportation - Special Tax - 0.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$250,000	$254,745
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	275,000	275,701
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	745,000	715,751
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	495,000	499,925

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	$130,000	$131,538
		$1,877,660
Universities - Colleges - 21.8%
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	$2,005,000	$2,206,663
Massachusetts Development Finance Agency Higher Education Rev. (Emerson College), “A”, 5%, 1/01/2023 (Prerefunded 1/01/2017)	1,750,000	1,807,645
Massachusetts Development Finance Agency Rev. (Bentley University), 5%, 7/01/2040	1,500,000	1,754,310
Massachusetts Development Finance Agency Rev. (Boston College), “R-1”, 5%, 7/01/2024	3,950,000	4,578,959
Massachusetts Development Finance Agency Rev. (Boston University), “V-1”, 5%, 10/01/2029	2,165,000	2,464,744
Massachusetts Development Finance Agency Rev. (Holy Cross), “A”, 5%, 9/01/2041	2,040,000	2,430,374
Massachusetts Development Finance Agency Rev. (New England Conservatory of Music), 5.25%, 7/01/2038 (Prerefunded 7/01/2018)	2,000,000	2,197,560
Massachusetts Development Finance Agency Rev. (Simmons College), SYNCORA, 5.25%, 10/01/2026	2,250,000	2,684,633
Massachusetts Development Finance Agency Rev. (Suffolk University), 5.125%, 7/01/2040	1,000,000	1,078,350
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2031	1,110,000	1,288,943
Massachusetts Development Finance Agency Rev. (Wheelock College), “C”, 5.25%, 10/01/2037	1,500,000	1,578,600
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College of Music), “A”, 5%, 10/01/2027	905,000	954,929
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College of Music), “A”, 5%, 10/01/2037	2,000,000	2,113,960
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 6/01/2027	1,735,000	2,267,177
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 11/15/2036	1,500,000	1,681,215
Massachusetts Health & Educational Facilities Authority Rev. (Lesley University), “A”, ASSD GTY, 5.25%, 7/01/2039	1,000,000	1,111,440
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “A”, 5%, 7/01/2038 (Prerefunded 7/01/2017)	750,000	790,643
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/2028	1,000,000	1,337,300

45

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “A”, 5%, 10/01/2035	$1,500,000	$1,691,175
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 7/01/2028	640,000	713,158
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 7/01/2029	300,000	333,888
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), MSQLF, 4.875%, 7/01/2027	250,000	278,095
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 7/01/2030	2,000,000	2,290,580
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 5/01/2029	2,000,000	2,384,140
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	295,000	338,598
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	210,000	199,246
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	110,000	97,191
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	370,000	324,797
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/2031	75,000	53,897
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/2042	35,000	25,147
University of Massachusetts Building Authority Project Rev., “1”, 5%, 11/01/2039	3,000,000	3,526,290
University of Massachusetts Building Authority Project Rev., “1”, 5%, 11/01/2019	3,000,000	3,419,790
		$50,003,437
Utilities - Investor Owned - 0.5%
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/2042 (Prerefunded 5/01/2019)	$1,000,000	$1,147,920

Utilities - Municipal Owned - 0.5%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	$590,000	$663,685

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	$200,000	$230,952
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	235,000	269,084
		$1,163,721
Utilities - Other - 1.0%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	$805,000	$905,456
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	405,000	476,568
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	210,000	248,682
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	480,000	550,546
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	160,000	179,403
		$2,360,655
Water & Sewer Utility Revenue - 3.9%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$90,000	$91,769
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	210,000	212,337
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	305,000	339,541
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2027	1,280,000	1,695,245
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2033	2,000,000	2,705,500
Massachusetts Water Pollution Abatement Trust (MWRA Program), “A”, 5%, 8/01/2032	75,000	75,276
Massachusetts Water Resouces Authority, General Rev., “B”, 5.25%, 8/01/2030	620,000	832,313
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 8/01/2029	595,000	801,929
Massachusetts Water Resources Authority, General Rev., “B”, AGM, 5.25%, 8/01/2031	1,625,000	2,191,215
		$8,945,125
Total Municipal Bonds (Identified Cost, $202,600,796)		$225,990,168

Money Market Funds - 0.9%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	2,095,564	$2,095,564
Total Investments (Identified Cost, $204,696,360)		$228,085,732

Other Assets, Less Liabilities - 0.7%		1,722,610
Net Assets - 100.0%		$229,808,342

See Portfolio Footnotes and Notes to Financial Statements

46

Portfolio of Investments – continued

Portfolio Footnotes:

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities for the MFS California Municipal Bond Fund was $468,144, representing 0.1% of net assets.
(p)	Primary inverse floater.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
LOC	Letter of Credit
Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	LEVRRS	Leveraged Reverse Rate Security
AMBAC	AMBAC Indemnity Corp.	RIBS	Residual Interest Bonds
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Facility Construction Loan Insurance Program
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
MSQLF	Michigan Student Qualified Loan Fund
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

47

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/16

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Alabama Fund	Arkansas Fund	California Fund
Assets
Investments
Non-affiliated issuers, at identified cost	$48,800,829	$154,524,753	$279,091,451
Underlying affiliated funds, at cost and net asset value	122,564	810,312	8,266,627
Total investments, at identified cost	$48,923,393	$155,335,065	$287,358,078
Unrealized appreciation (depreciation)	4,091,960	9,445,387	29,491,807
Total investments, at value	$53,015,353	$164,780,452	$316,849,885
Receivables for
Investments sold	15,000	175,182	5,139,735
Fund shares sold	130,908	172,111	795,623
Interest	633,199	2,216,272	3,803,825
Receivable from investment adviser	2,278	—	—
Other assets	450	974	1,561
Total assets	$53,797,188	$167,344,991	$326,590,629

Liabilities
Payables for
Distributions	$23,353	$38,549	$158,515
Investments purchased	—	9,568	7,162,495
Fund shares reacquired	74,042	199,525	467,648
Payable to affiliates
Investment adviser	—	4,219	7,996
Shareholder servicing costs	16,463	44,812	107,033
Distribution and service fees	606	2,965	4,012
Payable for independent Trustees’ compensation	2,626	2,497	8,270
Accrued expenses and other liabilities	59,993	68,685	75,827
Total liabilities	$177,083	$370,820	$7,991,796
Net assets	$53,620,105	$166,974,171	$318,598,833

Net assets consist of
Paid-in capital	$50,791,912	$162,226,766	$298,368,760
Unrealized appreciation (depreciation) on investments	4,091,960	9,445,387	29,491,807
Accumulated net realized gain (loss) on investments	(1,380,043)	(4,746,420)	(9,311,808)
Undistributed net investment income	116,276	48,438	50,074
Net assets	$53,620,105	$166,974,171	$318,598,833

48

Statements of Assets and Liabilities – continued

	Alabama Fund	Arkansas Fund	California Fund
Net assets
Class A	$52,956,308	$160,133,400	$281,669,850
Class B	613,797	6,790,771	3,130,539
Class C	—	—	33,748,444
Class I (b)	50,000	50,000	50,000
Total net assets	$53,620,105	$166,974,171	$318,598,833

Shares of beneficial interest outstanding
Class A	5,048,533	15,894,469	45,879,316
Class B	58,502	673,408	509,778
Class C	—	—	5,478,174
Class I (b)	5,000	5,000	5,000
Total shares of beneficial interest outstanding	5,112,035	16,572,877	51,872,268

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$10.49	$10.07	$6.14
Offering price per share (100 / 95.75 x net asset value per share)	$10.96	$10.52	$6.41

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$10.49	$10.08	$6.14

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$—	$6.16

Class I shares (b)
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$10.00	$10.00	$10.00

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(b)	Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016.

See Notes to Financial Statements

49

Statements of Assets and Liabilities – continued

At 3/31/16	Georgia Fund	Maryland Fund	Massachusetts Fund
Assets
Investments
Non-affiliated issuers, at identified cost	$56,123,020	$77,303,093	$202,600,796
Underlying affiliated funds, at cost and net asset value	647,716	120,151	2,095,564
Total investments, at identified cost	$56,770,736	$77,423,244	$204,696,360
Unrealized appreciation (depreciation)	4,748,435	5,732,495	23,389,372
Total investments, at value	$61,519,171	$83,155,739	$228,085,732
Receivables for
Investments sold	201,585	25,000	5,087
Fund shares sold	120,852	123,520	1,855,789
Interest	742,061	1,078,568	2,856,370
Receivable from investment adviser	442	8,588	—
Receivable from distributor	—	—	8,461
Other assets	476	603	1,188
Total assets	$62,584,587	$84,392,018	$232,812,627

Liabilities
Payables for
Distributions	$20,706	$48,641	$106,751
Investments purchased	—	—	2,408,200
Fund shares reacquired	71,615	97,667	337,825
Payable to affiliates
Investment adviser	—	—	5,746
Shareholder servicing costs	15,512	22,286	68,736
Distribution and service fees	876	709	—
Payable for independent Trustees’ compensation	2,965	5,306	5,274
Accrued expenses and other liabilities	61,796	63,982	71,753
Total liabilities	$173,470	$238,591	$3,004,285
Net assets	$62,411,117	$84,153,427	$229,808,342

Net assets consist of
Paid-in capital	$59,399,825	$81,161,793	$212,181,781
Unrealized appreciation (depreciation) on investments	4,748,435	5,732,495	23,389,372
Accumulated net realized gain (loss) on investments	(1,715,060)	(2,919,393)	(5,793,567)
Accumulated undistributed (distributions in excess of) net investment income	(22,083)	178,532	30,756
Net assets	$62,411,117	$84,153,427	$229,808,342

50

Statements of Assets and Liabilities – continued

	Georgia Fund	Maryland Fund	Massachusetts Fund
Net assets
Class A	$61,064,990	$82,145,457	$226,552,199
Class B	1,296,127	1,957,970	3,206,143
Class I (b)	50,000	50,000	50,000
Total net assets	$62,411,117	$84,153,427	$229,808,342

Shares of beneficial interest outstanding
Class A	5,539,205	7,409,428	19,829,436
Class B	117,139	176,682	280,117
Class I (b)	5,000	5,000	5,000
Total shares of beneficial interest outstanding	5,661,344	7,591,110	20,114,553

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$11.02	$11.09	$11.43
Offering price per share (100 / 95.75 x net asset value per share)	$11.51	$11.58	$11.94

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$11.06	$11.08	$11.45

Class I shares (b)
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$10.00	$10.00	$10.00

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

(b)	Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016.

See Notes to Financial Statements

51

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/16

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Alabama Fund	Arkansas Fund	California Fund
Net investment income
Interest	$2,475,571	$6,965,426	$13,252,002
Dividends from underlying affiliated funds	1,175	3,145	11,381
Total investment income	$2,476,746	$6,968,571	$13,263,383
Expenses
Management fee	$237,942	$755,296	$1,326,830
Distribution and service fees	137,358	471,034	993,376
Shareholder servicing costs	45,693	144,300	260,037
Administrative services fee	17,942	35,886	55,731
Independent Trustees’ compensation	2,990	5,065	10,437
Custodian fee	15,346	32,742	48,908
Shareholder communications	5,589	10,362	14,278
Audit and tax fees	51,023	51,072	51,126
Legal fees	6,532	6,343	11,689
Registration fees	28,798	32,816	43,745
Miscellaneous	14,166	17,972	20,778
Total expenses	$563,379	$1,562,888	$2,836,935
Fees paid indirectly	—	—	(1)
Reduction of expenses by investment adviser and distributor	(67,654)	(263,836)	(419,515)
Net expenses	$495,725	$1,299,052	$2,417,419
Net investment income	$1,981,021	$5,669,519	$10,845,964

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$224,441	$132,887	$1,502,462
Futures contracts	—	—	65,798
Net realized gain (loss) on investments	$224,441	$132,887	$1,568,260
Change in unrealized appreciation (depreciation) on investments	$(273,374)	$(352,618)	$2,722,688
Net realized and unrealized gain (loss) on investments	$(48,933)	$(219,731)	$4,290,948
Change in net assets from operations	$1,932,088	$5,449,788	$15,136,912

See Notes to Financial Statements

52

Statements of Operations – continued

Year ended 3/31/16	Georgia Fund	Maryland Fund	Massachusetts Fund
Net investment income
Interest	$2,556,596	$3,786,579	$10,170,039
Dividends from underlying affiliated funds	2,254	1,696	5,131
Total investment income	$2,558,850	$3,788,275	$10,175,170
Expenses
Management fee	$270,009	$384,384	$1,016,930
Distribution and service fees	160,640	229,704	590,899
Shareholder servicing costs	48,911	71,117	186,925
Administrative services fee	19,055	23,021	44,966
Independent Trustees’ compensation	3,005	3,560	10,155
Custodian fee	18,879	20,775	37,072
Shareholder communications	6,388	9,610	14,400
Audit and tax fees	51,026	51,038	51,101
Legal fees	3,774	12,103	5,301
Registration fees	28,869	30,059	30,658
Miscellaneous	15,561	15,649	18,484
Total expenses	$626,117	$851,020	$2,006,891
Fees paid indirectly	(2)	(1)	(1)
Reduction of expenses by investment adviser and distributor	(46,236)	(94,609)	(62,988)
Net expenses	$579,879	$756,410	$1,943,902
Net investment income	$1,978,971	$3,031,865	$8,231,268

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$11,112	$(80,963)	$1,162,447
Futures contracts	—	19,599	53,199
Net realized gain (loss) on investments	$11,112	$(61,364)	$1,215,646
Change in unrealized appreciation (depreciation) on investments	$(60,425)	$(436,553)	$(1,174,230)
Net realized and unrealized gain (loss) on investments	$(49,313)	$(497,917)	$41,416
Change in net assets from operations	$1,929,658	$2,533,948	$8,272,684

See Notes to Financial Statements

53

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/16	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income	$1,981,021	$5,669,519	$10,845,964
Net realized gain (loss) on investments	224,441	132,887	1,568,260
Net unrealized gain (loss) on investments	(273,374)	(352,618)	2,722,688
Change in net assets from operations	$1,932,088	$5,449,788	$15,136,912

Distributions declared to shareholders
From net investment income	$(1,892,286)	$(5,006,460)	$(10,375,975)
Change in net assets from fund share transactions	$(185,105)	$(9,811,632)	$23,914,502
Total change in net assets	$(145,303)	$(9,368,304)	$28,675,439

Net assets
At beginning of period	53,765,408	176,342,475	289,923,394
At end of period	$53,620,105	$166,974,171	$318,598,833
Undistributed net investment income included in net assets at end of period	$116,276	$48,438	$50,074

Year ended 3/31/16	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income	$1,978,971	$3,031,865	$8,231,268
Net realized gain (loss) on investments	11,112	(61,364)	1,215,646
Net unrealized gain (loss) on investments	(60,425)	(436,553)	(1,174,230)
Change in net assets from operations	$1,929,658	$2,533,948	$8,272,684

Distributions declared to shareholders
From net investment income	$(1,927,934)	$(2,895,526)	$(7,786,435)
Change in net assets from fund share transactions	$1,558,897	$(4,247,372)	$(3,548,497)
Total change in net assets	$1,560,621	$(4,608,950)	$(3,062,248)

Net assets
At beginning of period	60,850,496	88,762,377	232,870,590
At end of period	$62,411,117	$84,153,427	$229,808,342
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(22,083)	$178,532	$30,756

See Notes to Financial Statements

54

Statements of Changes in Net Assets – continued

Year ended 3/31/15	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income	$1,965,969	$5,814,403	$10,274,914
Net realized gain (loss) on investments	14,707	(632,981)	265,277
Net unrealized gain (loss) on investments	1,815,171	7,366,730	13,411,356
Change in net assets from operations	$3,795,847	$12,548,152	$23,951,547

Distributions declared to shareholders
From net investment income	$(1,878,994)	$(5,567,787)	$(9,990,733)
Change in net assets from fund share transactions	$(2,060,613)	$(10,461,451)	$10,864,383
Total change in net assets	$(143,760)	$(3,481,086)	$24,825,197

Net assets
At beginning of period	53,909,168	179,823,561	265,098,197
At end of period	$53,765,408	$176,342,475	$289,923,394
Undistributed net investment income included in net assets at end of period	$122,921	$47,777	$60,299

Year ended 3/31/15	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income	$2,031,769	$3,156,124	$8,497,714
Net realized gain (loss) on investments	(65,881)	36,378	352,543
Net unrealized gain (loss) on investments	2,414,998	3,006,373	9,461,124
Change in net assets from operations	$4,380,886	$6,198,875	$18,311,381

Distributions declared to shareholders
From net investment income	$(1,926,156)	$(3,089,520)	$(8,132,556)
Change in net assets from fund share transactions	$(2,375,037)	$(6,961,836)	$(13,380,714)
Total change in net assets	$79,693	$(3,852,481)	$(3,201,889)

Net assets
At beginning of period	60,770,803	92,614,858	236,072,479
At end of period	$60,850,496	$88,762,377	$232,870,590
Undistributed net investment income included in net assets at end of period	$48,576	$191,575	$37,834

See Notes to Financial Statements

55

Financial Statements

FINANCIAL HIGHLIGHTS

MFS ALABAMA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.48	$10.11	$10.70	$10.50	$9.72

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.38	$0.40	$0.40	$0.41
Net realized and unrealized gain (loss) on investments	(0.01)	0.36	(0.60)	0.19	0.77
Total from investment operations	$0.38	$0.74	$(0.20)	$0.59	$1.18

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.37)	$(0.39)	$(0.39)	$(0.40)
Net asset value, end of period (x)	$10.49	$10.48	$10.11	$10.70	$10.50
Total return (%) (r)(s)(t)(x)	3.75	7.37	(1.83)	5.63	12.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.09	1.05	0.96	0.99
Expenses after expense reductions (f)	0.93	0.93	0.93	0.93	0.93
Net investment income	3.76	3.69	3.94	3.74	4.01
Portfolio turnover	16	22	15	10	21
Net assets at end of period (000 omitted)	$52,956	$53,140	$53,245	$70,432	$69,887

	Years ended 3/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.48	$10.11	$10.70	$10.50	$9.72

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.30	$0.32	$0.32	$0.33
Net realized and unrealized gain (loss) on investments	(0.01)	0.36	(0.60)	0.19	0.77
Total from investment operations	$0.30	$0.66	$(0.28)	$0.51	$1.10

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.29)	$(0.31)	$(0.31)	$(0.32)
Net asset value, end of period (x)	$10.49	$10.48	$10.11	$10.70	$10.50
Total return (%) (r)(s)(t)(x)	2.97	6.57	(2.56)	4.85	11.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	1.84	1.80	1.71	1.74
Expenses after expense reductions (f)	1.68	1.68	1.68	1.68	1.68
Net investment income	2.99	2.92	3.18	2.99	3.28
Portfolio turnover	16	22	15	10	21
Net assets at end of period (000 omitted)	$614	$626	$664	$1,133	$1,826
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

56

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.04	$9.66	$10.23	$10.17	$9.49

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.32	$0.34	$0.37	$0.38
Net realized and unrealized gain (loss) on investments	(0.01)	0.37	(0.58)	0.05	0.68
Total from investment operations	$0.33	$0.69	$(0.24)	$0.42	$1.06

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.31)	$(0.33)	$(0.36)	$(0.38)
Net asset value, end of period (x)	$10.07	$10.04	$9.66	$10.23	$10.17
Total return (%) (r)(s)(t)(x)	3.36	7.21	(2.32)	4.10	11.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.90	0.89	0.86	0.87
Expenses after expense reductions (f)	0.74	0.74	0.74	0.71	0.72
Net investment income	3.41	3.25	3.48	3.59	3.86
Portfolio turnover	11	20	19	16	12
Net assets at end of period (000 omitted)	$160,133	$169,354	$172,590	$232,510	$213,736

	Years ended 3/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.05	$9.67	$10.24	$10.18	$9.50

Income (loss) from investment operations
Net investment income (d)	$0.26	$0.25	$0.26	$0.29	$0.31
Net realized and unrealized gain (loss) on investments	(0.01)	0.36	(0.58)	0.04	0.67
Total from investment operations	$0.25	$0.61	$(0.32)	$0.33	$0.98

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.25)	$(0.27)	$(0.30)
Net asset value, end of period (x)	$10.08	$10.05	$9.67	$10.24	$10.18
Total return (%) (r)(s)(t)(x)	2.58	6.40	(3.06)	3.29	10.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.65	1.64	1.61	1.62
Expenses after expense reductions (f)	1.51	1.50	1.51	1.50	1.49
Net investment income	2.65	2.49	2.71	2.80	3.08
Portfolio turnover	11	20	19	16	12
Net assets at end of period (000 omitted)	$6,791	$6,989	$7,234	$9,435	$8,749
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

57

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.05	$5.74	$6.05	$5.84	$5.23

Income (loss) from investment operations
Net investment income (d)	$0.23	$0.23	$0.24	$0.23	$0.24
Net realized and unrealized gain (loss) on investments	0.08	0.30	(0.32)	0.21	0.61
Total from investment operations	$0.31	$0.53	$(0.08)	$0.44	$0.85

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.22)	$(0.23)	$(0.23)	$(0.24)
Net asset value, end of period (x)	$6.14	$6.05	$5.74	$6.05	$5.84
Total return (%) (r)(s)(t)(x)	5.23	9.38	(1.20)	7.59	16.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.87	0.87	0.85	0.86
Expenses after expense reductions (f)	0.72	0.72	0.72	0.70	0.71
Net investment income	3.78	3.82	4.17	3.90	4.26
Portfolio turnover	18	24	26	20	35
Net assets at end of period (000 omitted)	$281,670	$255,482	$232,451	$288,367	$277,271

	Years ended 3/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.05	$5.74	$6.05	$5.84	$5.23

Income (loss) from investment operations
Net investment income (d)	$0.18	$0.18	$0.19	$0.19	$0.20
Net realized and unrealized gain (loss) on investments	0.08	0.31	(0.31)	0.20	0.60
Total from investment operations	$0.26	$0.49	$(0.12)	$0.39	$0.80

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)	$(0.19)	$(0.18)	$(0.19)
Net asset value, end of period (x)	$6.14	$6.05	$5.74	$6.05	$5.84
Total return (%) (r)(s)(t)(x)	4.43	8.55	(1.96)	6.75	15.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.62	1.62	1.60	1.61
Expenses after expense reductions (f)	1.49	1.48	1.49	1.48	1.47
Net investment income	3.03	3.07	3.40	3.12	3.51
Portfolio turnover	18	24	26	20	35
Net assets at end of period (000 omitted)	$3,131	$3,535	$3,976	$5,176	$5,640

See Notes to Financial Statements

58

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.07	$5.76	$6.07	$5.86	$5.25

Income (loss) from investment operations
Net investment income (d)	$0.17	$0.17	$0.19	$0.18	$0.19
Net realized and unrealized gain (loss) on investments	0.08	0.31	(0.32)	0.20	0.61
Total from investment operations	$0.25	$0.48	$(0.13)	$0.38	$0.80

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.18)	$(0.17)	$(0.19)
Net asset value, end of period (x)	$6.16	$6.07	$5.76	$6.07	$5.86
Total return (%) (r)(s)(t)(x)	4.27	8.37	(2.08)	6.60	15.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.62	1.62	1.60	1.61
Expenses after expense reductions (f)	1.62	1.62	1.62	1.60	1.61
Net investment income	2.87	2.91	3.26	2.99	3.34
Portfolio turnover	18	24	26	20	35
Net assets at end of period (000 omitted)	$33,748	$30,907	$28,672	$35,120	$33,626
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

59

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.02	$10.58	$11.18	$10.96	$10.08

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.37	$0.38	$0.38	$0.41
Net realized and unrealized gain (loss) on investments	(0.01)	0.42	(0.62)	0.21	0.88
Total from investment operations	$0.35	$0.79	$(0.24)	$0.59	$1.29

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.35)	$(0.36)	$(0.37)	$(0.41)
Net asset value, end of period (x)	$11.02	$11.02	$10.58	$11.18	$10.96
Total return (%) (r)(s)(t)(x)	3.28	7.53	(2.09)	5.38	12.98

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.04	1.01	0.96	1.02
Expenses after expense reductions (f)	0.95	0.95	0.95	0.95	0.95
Net investment income	3.32	3.37	3.54	3.41	3.89
Portfolio turnover	11	16	15	14	19
Net assets at end of period (000 omitted)	$61,065	$59,289	$59,068	$80,336	$69,093

	Years ended 3/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.06	$10.62	$11.22	$11.00	$10.12

Income (loss) from investment operations
Net investment income (d)	$0.28	$0.29	$0.29	$0.30	$0.33
Net realized and unrealized gain (loss) on investments	(0.01)	0.42	(0.61)	0.20	0.88
Total from investment operations	$0.27	$0.71	$(0.32)	$0.50	$1.21

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.27)	$(0.28)	$(0.28)	$(0.33)
Net asset value, end of period (x)	$11.06	$11.06	$10.62	$11.22	$11.00
Total return (%) (r)(s)(t)(x)	2.50	6.70	(2.81)	4.57	12.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.78	1.76	1.70	1.78
Expenses after expense reductions (f)	1.70	1.70	1.70	1.70	1.70
Net investment income	2.56	2.61	2.76	2.64	3.14
Portfolio turnover	11	16	15	14	19
Net assets at end of period (000 omitted)	$1,296	$1,561	$1,702	$2,382	$1,952
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

60

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.13	$10.76	$11.47	$11.34	$10.45

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.38	$0.42	$0.46	$0.46
Net realized and unrealized gain (loss) on investments	(0.05)	0.36	(0.73)	0.09	0.88
Total from investment operations	$0.34	$0.74	$(0.31)	$0.55	$1.34

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.37)	$(0.40)	$(0.42)	$(0.45)
Net asset value, end of period (x)	$11.09	$11.13	$10.76	$11.47	$11.34
Total return (%) (r)(s)(t)(x)	3.09	6.99	(2.66)	4.86	13.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.97	0.96	0.92	0.94
Expenses after expense reductions (f)	0.87	0.95	0.95	0.92	0.94
Net investment income	3.57	3.46	3.85	4.00	4.16
Portfolio turnover	10	18	21	23	13
Net assets at end of period (000 omitted)	$82,145	$86,455	$90,417	$110,729	$107,738

	Years ended 3/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.12	$10.75	$11.47	$11.33	$10.45

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.30	$0.34	$0.37	$0.38
Net realized and unrealized gain (loss) on investments	(0.06)	0.36	(0.74)	0.10	0.86
Total from investment operations	$0.25	$0.66	$(0.40)	$0.47	$1.24

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.29)	$(0.32)	$(0.33)	$(0.36)
Net asset value, end of period (x)	$11.08	$11.12	$10.75	$11.47	$11.33
Total return (%) (r)(s)(t)(x)	2.32	6.19	(3.47)	4.17	12.07

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.72	1.71	1.67	1.70
Expenses after expense reductions (f)	1.62	1.70	1.70	1.67	1.69
Net investment income	2.82	2.70	3.10	3.25	3.42
Portfolio turnover	10	18	21	23	13
Net assets at end of period (000 omitted)	$1,958	$2,308	$2,198	$3,507	$3,406
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

61

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.40	$10.92	$11.66	$11.44	$10.42

Income (loss) from investment operations
Net investment income (d)	$0.41	$0.40	$0.42	$0.43	$0.45
Net realized and unrealized gain (loss) on investments	0.01	0.47	(0.76)	0.19	1.01
Total from investment operations	$0.42	$0.87	$(0.34)	$0.62	$1.46

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.39)	$(0.40)	$(0.40)	$(0.44)
Net asset value, end of period (x)	$11.43	$11.40	$10.92	$11.66	$11.44
Total return (%) (r)(s)(t)(x)	3.78	8.02	(2.85)	5.48	14.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.86	0.87	0.85	0.85
Expenses after expense reductions (f)	0.85	0.84	0.85	0.85	0.85
Net investment income	3.66	3.58	3.80	3.64	4.04
Portfolio turnover	15	13	23	15	26
Net assets at end of period (000 omitted)	$226,552	$229,134	$232,263	$296,895	$289,090

	Years ended 3/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.42	$10.94	$11.68	$11.46	$10.44

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.32	$0.33	$0.34	$0.36
Net realized and unrealized gain (loss) on investments	0.00 (w)	0.46	(0.75)	0.20	1.02
Total from investment operations	$0.33	$0.78	$(0.42)	$0.54	$1.38

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.30)	$(0.32)	$(0.32)	$(0.36)
Net asset value, end of period (x)	$11.45	$11.42	$10.94	$11.68	$11.46
Total return (%) (r)(s)(t)(x)	2.98	7.18	(3.59)	4.69	13.33

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.61	1.62	1.60	1.60
Expenses after expense reductions (f)	1.62	1.60	1.62	1.60	1.60
Net investment income	2.88	2.81	3.02	2.88	3.29
Portfolio turnover	15	13	23	15	26
Net assets at end of period (000 omitted)	$3,206	$3,737	$3,810	$5,095	$5,443
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

62

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The funds are each investment companies and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in states and federal courts located within the Commonwealth of Massachusetts.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to each fund, management expects that the impact of each fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – Each fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid

63

Notes to Financial Statements – continued

quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2016 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Alabama Fund
Investments at Value
Municipal Bonds	$—	$52,892,789	$—	$52,892,789
Mutual Funds	122,564	—	—	122,564
Total Investments	$122,564	$52,892,789	$—	$53,015,353

Arkansas Fund
Investments at Value
Municipal Bonds	$—	$163,970,140	$—	$163,970,140
Mutual Funds	810,312	—	—	810,312
Total Investments	$810,312	$163,970,140	$—	$164,780,452

California Fund
Investments at Value
Municipal Bonds	$—	$308,583,258	$—	$308,583,258
Mutual Funds	8,266,627	—	—	8,266,627
Total Investments	$8,266,627	$308,583,258	$—	$316,849,885

Georgia Fund
Investments at Value
Municipal Bonds	$—	$60,871,455	$—	$60,871,455
Mutual Funds	647,716	—	—	647,716
Total Investments	$647,716	$60,871,455	$—	$61,519,171

64

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
Maryland Fund
Investments at Value
Municipal Bonds	$—	$83,035,588	$—	$83,035,588
Mutual Funds	120,151	—	—	120,151
Total Investments	$120,151	$83,035,588	$—	$83,155,739

Massachusetts Fund
Investments at Value
Municipal Bonds	$—	$225,990,168	$—	$225,990,168
Mutual Funds	2,095,564	—	—	2,095,564
Total Investments	$2,095,564	$225,990,168	$—	$228,085,732

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The California Fund, the Maryland Fund, and the Massachusetts Fund use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the California Fund, the Maryland Fund, and the Massachusetts Fund were futures contracts.

At March 31, 2016, the funds did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the California Fund, the Maryland Fund, and the Massachusetts Fund for the year ended March 31, 2016 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
California Fund	Interest Rate	$65,798
Maryland Fund	Interest Rate	19,599
Massachusetts Fund	Interest Rate	53,199

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover each fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The California Fund, the Maryland Fund, and the Massachusetts Fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, these funds are required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by these funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by each fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

65

Notes to Financial Statements – continued

Each fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, each fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to each fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. Each fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by each fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2016, is shown as a reduction of total expenses in the Statements of Operations. For the year ended March 31, 2016, custody fees were not reduced for the Alabama Fund and the Arkansas Fund.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, as applicable to each fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/16	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$82,966	$—	$403	$—	$—	$—
Tax-exempt income	1,809,320	5,006,460	10,375,572	1,927,934	2,895,526	7,786,435
Total distributions	$1,892,286	$5,006,460	$10,375,975	$1,927,934	$2,895,526	$7,786,435

Year ended 3/31/15	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$—	$27,225	$2,462	$265	$—	$3,840
Tax-exempt income	1,878,994	5,540,562	9,988,271	1,925,891	3,089,520	8,128,716
Total distributions	$1,878,994	$5,567,787	$9,990,733	$1,926,156	$3,089,520	$8,132,556

66

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/16	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Cost of investments	$48,635,080	$153,672,640	$285,973,978	$56,423,065	$76,837,549	$203,073,655
Gross appreciation	4,382,136	11,866,959	30,909,098	5,113,838	6,332,307	25,059,755
Gross depreciation	(1,863)	(759,147)	(33,191)	(17,732)	(14,117)	(47,678)
Net unrealized appreciation (depreciation)	$4,380,273	$11,107,812	$30,875,907	$5,096,106	$6,318,190	$25,012,077
Undistributed ordinary income	74,666	—	97,392	596	—	6,322
Undistributed tax-exempt income	198,610	471,664	848,301	141,148	424,767	692,808
Capital loss carryforwards	(1,668,356)	(6,408,845)	(10,695,908)	(2,062,731)	(3,505,088)	(7,416,272)
Other temporary differences	(157,000)	(423,226)	(895,619)	(163,827)	(246,235)	(668,374)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2016, each fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
3/31/17	$—	$—	$(1,063,041)	$—	$—	$—
3/31/18	—	—	—	(153,718)	—	—
3/31/19	(674,377)	(197,659)	(2,804,636)	(266,409)	(579,646)	(488,562)
Total	$(674,377)	$(197,659)	$(3,867,677)	$(420,127)	$(579,646)	$(488,562)

Post-enactment losses which are characterized as follows:
Short-Term	$(399,948)	$(1,912,113)	$(3,489,582)	$(1,008,777)	$(1,489,137)	$(4,049,454)
Long-Term	(594,031)	(4,299,073)	(3,338,649)	(633,827)	(1,436,305)	(2,878,256)
Total	$(993,979)	$(6,211,186)	$(6,828,231)	$(1,642,604)	$(2,925,442)	$(6,927,710)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	Alabama Fund		Arkansas Fund		California Fund
	Year ended 3/31/16	Year ended 3/31/15	Year ended 3/31/16	Year ended 3/31/15	Year ended 3/31/16	Year ended 3/31/15
Class A	$1,873,436	$1,861,548	$4,853,954	$5,401,176	$9,449,143	$9,042,099
Class B	18,850	17,446	152,506	166,611	87,437	110,890
Class C	—	—	—	—	839,395	837,744
Total	$1,892,286	$1,878,994	$5,006,460	$5,567,787	$10,375,975	$9,990,733

	Georgia Fund		Maryland Fund		Massachusetts Fund
	Year ended 3/31/16	Year ended 3/31/15	Year ended 3/31/16	Year ended 3/31/15	Year ended 3/31/16	Year ended 3/31/15
Class A	$1,893,528	$1,886,597	$2,839,247	$3,030,117	$7,696,545	$8,031,591
Class B	34,406	39,559	56,279	59,403	89,890	100,965
Total	$1,927,934	$1,926,156	$2,895,526	$3,089,520	$7,786,435	$8,132,556

67

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2016, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$3,853	$12,219	$21,509	$4,373	$6,220	$16,462

The management fee incurred for the year ended March 31, 2016 was equivalent to an annual effective rate of 0.44% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	Alabama Fund	Georgia Fund	Maryland Fund
Class A	0.93%	0.95%	0.83%
Class B	1.68%	1.70%	1.58%

For the Alabama Fund, this written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2017. For the Georgia Fund, this written agreement will continue until at least July 31, 2017, after which MFS, under certain conditions, may increase such expense limitation to 1.00% of the fund’s average daily net assets annually for Class A shares and 1.75% of the fund’s average daily net assets annually for Class B shares without a vote of the fund’s Board of Trustees. Any increase above 1.00% and 1.75% of the fund’s average daily net assets annually for Class A and Class B shares, respectively, would require a vote of the fund’s Board of Trustees. For the year ended March 31, 2016, these reductions amounted to $62,988 for the Alabama Fund and $41,506 for the Georgia Fund and are included in the reduction of total expenses in the Statements of Operations.

For the Maryland Fund, for the period April 1, 2015 through July 31, 2015, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed 0.95% of the fund’s average daily net assets annually for Class A shares and 1.70% of the fund’s average daily net assets annually for Class B shares. This written agreement terminated on July 31, 2015. For the period April 1, 2015 through July 31, 2015, this reduction amounted to $5,083 and is included in the reduction of total expenses in the Statements of Operations. Effective August 1, 2015, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed 0.83% of the fund’s average daily net assets annually for Class A shares and 1.58% of the fund’s average daily net assets annually for Class B shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2017. For the period August 1, 2015 through March 31, 2016, this reduction amounted to $80,401 and is included in the reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following for the year ended March 31, 2016, as its portion of the initial sales charge on sales of Class A shares of each fund:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$4,012	$10,026	$18,579	$6,845	$3,481	$7,494

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

68

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	—	0.25%	0.25%	0.25%	$130,707
Arkansas Fund	—	0.25%	0.25%	0.10%	403,213
California Fund	—	0.25%	0.25%	0.10%	652,910
Georgia Fund	—	0.25%	0.25%	0.25%	146,730
Maryland Fund	—	0.25%	0.25%	0.25%	208,548
Massachusetts Fund	—	0.25%	0.25%	0.23%	557,347

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	0.75%	0.25%	1.00%	1.00%	$6,651
Arkansas Fund	0.75%	0.25%	1.00%	0.86%	67,821
California Fund	0.75%	0.25%	1.00%	0.87%	30,533
Georgia Fund	0.75%	0.25%	1.00%	1.00%	13,910
Maryland Fund	0.75%	0.25%	1.00%	1.00%	21,156
Massachusetts Fund	0.75%	0.25%	1.00%	1.00%	33,552

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
California Fund	0.75%	0.25%	1.00%	1.00%	$309,933

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Total Distribution and Service Fees	$137,358	$471,034	$993,376	$160,640	$229,704	$590,899

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2016, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$813	$255	$2,152	$357	$2,905	$46,521
Class B	—	—	2	—	—	5
Class C	N/A	N/A	1	N/A	N/A	N/A

Arkansas Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2017. This reduction amounted to $241,929 and is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2017. This reduction amounted to $9,433 and is included in the reduction of total expenses in the Statements of Operations.

California Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2017. This reduction amounted to $391,748 and is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2017. This reduction amounted to $4,103 and is included in the reduction of total expenses in the Statements of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2016, were as follows:

CDSC imposed	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$—	$1,109	$1,823	$2,873	$983	$35
Class B	527	9,456	13,717	2,706	5,678	9,141
Class C	N/A	N/A	1,897	N/A	N/A	N/A

69

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2016, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Expenses paid	$3,461	$7,305	$20,105	$4,093	$12,844	$21,416
Percentage of average daily net assets	0.0065%	0.0044%	0.0068%	0.0068%	0.0150%	0.0095%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$42,232	$136,995	$239,932	$44,818	$58,273	$165,509

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2016 was equivalent to an annual effective rate of each fund’s average daily net assets as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Percentage of average daily net assets	0.0340%	0.0214%	0.0189%	0.0318%	0.0270%	0.0199%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of each fund. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2016 and were as follows:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$151	$190	$767	$152	$643	$658

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2016, and are included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$2,613	$2,491	$8,254	$2,952	$5,293	$5,259

Other – These funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended March 31, 2016, the fee paid by each fund under this agreement amounted to the following and are included in “Miscellaneous” expense in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$155	$499	$858	$174	$248	$662

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statements of Operations. This money market fund does not pay a management fee to MFS.

70

Notes to Financial Statements – continued

On March 31, 2016, MFS purchased the following fund shares as an initial investment in the class:

Fund	Class	Shares	Amount
Alabama Fund	Class I	5,000	$50,000
Arkansas Fund	Class I	5,000	50,000
California Fund	Class I	5,000	50,000
Georgia Fund	Class I	5,000	50,000
Maryland Fund	Class I	5,000	50,000
Massachusetts Fund	Class I	5,000	50,000

At March 31, 2016, MFS held 100% of the outstanding shares of Class I for each fund.

(4)	Portfolio Securities

For the year ended March 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Purchases	$8,091,332	$18,197,105	$75,531,665	$8,241,101	$8,327,845	$34,883,528
Sales	$8,317,573	$25,677,304	$52,562,286	$6,576,845	$10,403,808	$33,479,660

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Alabama Fund				Arkansas Fund
	Year ended 3/31/16		Year ended 3/31/15		Year ended 3/31/16		Year ended 3/31/15
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	387,857	$4,035,183	357,063	$3,712,095	1,084,012	$10,817,755	1,469,010	$14,590,422
Class B	6,791	70,382	16,311	168,856	23,027	230,431	31,040	310,284
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	399,648	$4,155,565	373,374	$3,880,951	1,112,039	$11,098,186	1,500,050	$14,900,706

Shares issued to shareholders in reinvestment of distributions
Class A	152,201	$1,581,715	144,558	$1,502,996	440,288	$4,390,852	484,333	$4,817,006
Class B	1,725	17,938	1,466	15,241	14,911	148,861	15,960	158,875
	153,926	$1,599,653	146,024	$1,518,237	455,199	$4,539,713	500,293	$4,975,881

Shares reacquired
Class A	(562,518)	$(5,839,110)	(698,299)	$(7,213,892)	(2,498,419)	$(24,850,879)	(2,953,013)	$(29,347,475)
Class B	(9,713)	(101,213)	(23,751)	(245,909)	(59,981)	(598,652)	(99,747)	(990,563)
	(572,231)	$(5,940,323)	(722,050)	$(7,459,801)	(2,558,400)	$(25,449,531)	(3,052,760)	$(30,338,038)

Net change
Class A	(22,460)	$(222,212)	(196,678)	$(1,998,801)	(974,119)	$(9,642,272)	(999,670)	$(9,940,047)
Class B	(1,197)	(12,893)	(5,974)	(61,812)	(22,043)	(219,360)	(52,747)	(521,404)
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	(18,657)	$(185,105)	(202,652)	$(2,060,613)	(991,162)	$(9,811,632)	(1,052,417)	$(10,461,451)

71

Notes to Financial Statements – continued

	California Fund				Georgia Fund
	Year ended 3/31/16		Year ended 3/31/15		Year ended 3/31/16		Year ended 3/31/15
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	7,634,664	$46,051,331	5,105,791	$30,497,083	681,328	$7,449,002	634,085	$6,944,934
Class B	79,112	477,772	63,516	382,496	5,501	60,195	5,661	62,104
Class C	858,706	5,216,358	549,989	3,286,739	—	—	—	—
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	8,577,482	$51,795,461	5,719,296	$34,166,318	691,829	$7,559,197	639,746	$7,007,038

Shares issued to shareholders in reinvestment of distributions
Class A	1,291,376	$7,773,193	1,209,477	$7,215,263	150,135	$1,638,837	146,017	$1,593,700
Class B	13,064	78,602	16,024	95,588	2,963	32,450	3,417	37,414
Class C	112,851	681,514	108,697	650,720	—	—	—	—
	1,417,291	$8,533,309	1,334,198	$7,961,571	153,098	$1,671,287	149,434	$1,631,114

Shares reacquired
Class A	(5,305,663)	$(31,854,262)	(4,528,244)	$(26,932,420)	(671,438)	$(7,316,059)	(984,189)	$(10,704,941)
Class B	(167,019)	(1,001,282)	(186,997)	(1,113,828)	(32,454)	(355,528)	(28,269)	(308,248)
Class C	(588,065)	(3,558,724)	(538,905)	(3,217,258)	—	—	—	—
	(6,060,747)	$(36,414,268)	(5,254,146)	$(31,263,506)	(703,892)	$(7,671,587)	(1,012,458)	$(11,013,189)

Net change
Class A	3,620,377	$21,970,262	1,787,024	$10,779,926	160,025	$1,771,780	(204,087)	$(2,166,307)
Class B	(74,843)	(444,908)	(107,457)	(635,744)	(23,990)	(262,883)	(19,191)	(208,730)
Class C	383,492	2,339,148	119,781	720,201	—	—	—	—
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	3,934,026	$23,914,502	1,799,348	$10,864,383	141,035	$1,558,897	(223,278)	$(2,375,037)

	Maryland Fund				Massachusetts Fund
	Year ended 3/31/16		Year ended 3/31/15		Year ended 3/31/16		Year ended 3/31/15
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	478,504	$5,271,861	343,021	$3,776,614	1,976,555	$22,379,581	1,447,584	$16,328,005
Class B	6,154	67,374	31,368	344,628	17,398	197,551	25,385	284,925
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	489,658	$5,389,235	374,389	$4,121,242	1,998,953	$22,627,132	1,472,969	$16,612,930

Shares issued to shareholders in reinvestment of distributions
Class A	204,501	$2,250,499	213,216	$2,352,449	567,584	$6,417,815	580,115	$6,550,829
Class B	4,733	52,053	4,965	54,779	6,987	79,139	7,486	84,676
	209,234	$2,302,552	218,181	$2,407,228	574,571	$6,496,954	587,601	$6,635,505

Shares reacquired
Class A	(1,043,252)	$(11,480,021)	(1,190,503)	$(13,125,040)	(2,821,394)	$(31,863,872)	(3,194,221)	$(36,022,912)
Class B	(41,688)	(459,138)	(33,272)	(365,266)	(71,573)	(808,711)	(53,911)	(606,237)
	(1,084,940)	$(11,939,159)	(1,223,775)	$(13,490,306)	(2,892,967)	$(32,672,583)	(3,248,132)	$(36,629,149)

Net change
Class A	(360,247)	$(3,957,661)	(634,266)	$(6,995,977)	(277,255)	$(3,066,476)	(1,166,522)	$(13,144,078)
Class B	(30,801)	(339,711)	3,061	34,141	(47,188)	(532,021)	(21,040)	(236,636)
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	(386,048)	$(4,247,372)	(631,205)	$(6,961,836)	(319,443)	$(3,548,497)	(1,187,562)	$(13,380,714)

(b)	Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016.

72

Notes to Financial Statements – continued

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2016, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Commitment Fee	$142	$460	$856	$172	$233	$617
Interest Expense	—	—	—	—	—	—

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2016, are as follows:

	Underlying Affiliated Fund - MFS Institutional Money Market Portfolio
	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Alabama Fund	421,150	11,693,961	(11,992,547)	122,564
Arkansas Fund	3,861,499	29,859,224	(32,910,411)	810,312
California Fund	14,490,081	70,890,744	(77,114,198)	8,266,627
Georgia Fund	899,451	13,443,982	(13,695,717)	647,716
Maryland Fund	1,796,143	15,056,794	(16,732,786)	120,151
Massachusetts Fund	6,414,242	43,407,563	(47,726,241)	2,095,564

	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Alabama Fund	$—	$—	$1,175	$122,564
Arkansas Fund	—	—	3,145	810,312
California Fund	—	—	11,381	8,266,627
Georgia Fund	—	—	2,254	647,716
Maryland Fund	—	—	1,696	120,151
Massachusetts Fund	—	—	5,131	2,095,564

73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2016

74

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

75

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

76

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of May 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

77

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Website at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Alabama Fund	95.62%
Arkansas Fund	100.00%
California Fund	100.00%
Georgia Fund	100.00%
Maryland Fund	100.00%
Massachusetts Fund	100.00%

78

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

79

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

80

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

March 31, 2016

MFS® MUNICIPAL SERIES TRUST

For the states of:

Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

MSTB-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Markets remained volatile in the first quarter of 2016, but after a tough start to the year stocks largely recouped their losses, with most major indices closing out the quarter roughly where they were at the beginning of the year. After falling to multiyear lows in February, oil prices stabilized as oil-producing nations began taking steps to cap crude production. U.S. economic growth remained positive but unspectacular amid continued improvement in labor markets and upbeat service-sector activity. Headwinds from abroad forced the U.S. Federal Reserve to table its plans to tighten monetary policy, while the Bank of Japan and the European Central Bank continued to ease policy aggressively, perpetuating a lower-for-longer global interest rate environment.

China’s economy — while suffering growing pains linked to its shift from an export-led to a consumer-driven economic model — appeared to stabilize as the first quarter drew to a close. Europe awaits a crucial referendum scheduled for June 23 in which British voters will decide whether the United Kingdom should remain in the European Union.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

May 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Mississippi Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	22.0%
State & Local Agencies	19.2%
Healthcare Revenue – Hospitals	13.0%
General Obligations – General Purpose	9.4%
General Obligations – Schools	7.2%

Composition including fixed income credit quality (a)(i)
AAA	3.0%
AA	43.9%
A	34.0%
BBB	10.9%
BB	2.0%
B	0.2%
CC	1.8%
Not Rated	2.8%
Cash & Cash Equivalents	1.4%

Portfolio facts (i)
Average Duration (d)	5.9
Average Effective Maturity (m)	14.5 yrs.

Jurisdiction (i)
Mississippi	75.1%
Puerto Rico	3.4%
Guam	3.0%
Massachusetts	2.5%
U.S. Virgin Islands	2.5%
California	1.8%
Michigan	1.4%
Wisconsin	1.3%
Illinois	1.2%
New York	1.1%
New Hampshire	1.0%
Kentucky	0.9%
Tennessee	0.8%
Virginia	0.6%
Colorado	0.6%
Texas	0.5%
Washington	0.4%
Florida	0.3%
New Jersey	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS New York Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	16.1%
State & Local Agencies	14.2%
Healthcare Revenue – Hospitals	11.0%
Tax – Other	8.3%
Miscellaneous Revenue – Other	6.7%

Composition including fixed income credit quality (a)(i)
AAA	5.6%
AA	36.1%
A	25.2%
BBB	17.3%
BB	2.8%
B	2.0%
CCC	0.4%
CC	1.8%
D	0.7%
Not Rated	7.4%
Cash & Cash Equivalents	0.7%

Portfolio facts (i)
Average Duration (d)	5.9
Average Effective Maturity (m)	15.2 yrs.

Jurisdiction (i)
New York	80.8%
Puerto Rico	3.7%
Guam	2.0%
Illinois	2.0%
New Jersey	1.7%
California	1.4%
Colorado	1.3%
Texas	1.0%
U.S. Virgin Islands	1.0%
Florida	0.9%
Michigan	0.9%
Pennsylvania	0.6%
Wisconsin	0.6%
Ohio	0.4%
Washington	0.3%
Indiana	0.3%
Louisiana	0.3%
Mississippi	0.1%
New Hampshire (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS North Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.8%
Universities – Colleges	16.1%
State & Local Agencies	14.5%
Water & Sewer Utility Revenue	10.9%
Utilities – Municipal Owned	6.2%

Composition including fixed income credit quality (a)(i)
AAA	13.4%
AA	38.6%
A	28.7%
BBB	10.5%
BB	1.1%
B	0.4%
CCC	0.4%
CC	1.3%
D	0.4%
Not Rated	5.2%
Cash & Cash Equivalents (o)	(0.0)%

Portfolio facts (i)
Average Duration (d)	5.3
Average Effective Maturity (m)	14.4 yrs.

Jurisdiction (i)
North Carolina	75.0%
Puerto Rico	5.1%
Guam	2.6%
Illinois	2.5%
California	2.1%
Michigan	1.6%
U.S. Virgin Islands	1.5%
New York	1.2%
Tennessee	1.1%
New Jersey	1.0%
Wisconsin	0.8%
Florida	0.7%
Virginia	0.7%
New Hampshire	0.6%
Texas	0.6%
Colorado	0.6%
Pennsylvania	0.5%
Kentucky	0.5%
Ohio	0.4%
Indiana	0.3%
Washington	0.3%
Louisiana	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Pennsylvania Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	18.8%
Universities – Colleges	18.0%
General Obligations – General Purpose	9.8%
General Obligations – Schools	9.7%
Water & Sewer Utility Revenue	7.2%

Composition including fixed income credit quality (a)(i)
AAA	1.5%
AA	21.5%
A	42.8%
BBB	20.8%
BB	4.0%
B	0.9%
CC	2.0%
D	0.5%
Not Rated	5.1%
Cash & Cash Equivalents	0.9%

Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	16.1 yrs.

Jurisdiction (i)
Pennsylvania	82.2%
Puerto Rico	3.6%
Illinois	2.7%
Michigan	1.5%
Guam	1.3%
California	1.2%
Florida	0.9%
Colorado	0.9%
Tennessee	0.9%
Texas	0.8%
New Jersey	0.8%
Kentucky	0.7%
Wisconsin	0.5%
Indiana	0.3%
Louisiana	0.3%
Georgia	0.3%
U.S. Virgin Islands	0.2%
New Hampshire (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS South Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	15.8%
Water & Sewer Utility Revenue	15.5%
General Obligations – Schools	11.1%
State & Local Agencies	10.5%
General Obligations – General Purpose	7.9%

Composition including fixed income credit quality (a)(i)
AAA	4.5%
AA	41.2%
A	37.3%
BBB	10.9%
BB	0.5%
B	1.1%
CC	1.8%
D	0.9%
Not Rated	1.6%
Cash & Cash Equivalents	0.2%

Portfolio facts (i)
Average Duration (d)	5.5
Average Effective Maturity (m)	13.2 yrs.

Jurisdiction (i)
South Carolina	79.1%
Puerto Rico	3.4%
U.S. Virgin Islands	2.5%
California	2.4%
Guam	1.7%
Michigan	1.5%
Illinois	1.3%
Kentucky	1.2%
Tennessee	1.0%
Florida	0.7%
New Jersey	0.7%
Pennsylvania	0.6%
Colorado	0.6%
Virginia	0.6%
New Hampshire	0.5%
Nebraska	0.5%
Indiana	0.5%
Texas	0.4%
Georgia	0.2%
Washington	0.2%
Louisiana	0.2%
Ohio (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Tennessee Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
General Obligations – General Purpose	19.1%
Healthcare Revenue – Hospitals	17.2%
State & Local Agencies	10.2%
Water & Sewer Utility Revenue	8.9%
Utilities – Municipal Owned	8.7%

Composition including fixed income credit quality (a)(i)
AAA	4.7%
AA	50.7%
A	26.8%
BBB	10.8%
BB	0.2%
B	0.9%
CC	1.8%
D	0.6%
Not Rated	3.4%
Cash & Cash Equivalents	0.1%

Portfolio facts (i)
Average Duration (d)	5.9
Average Effective Maturity (m)	14.1 yrs.

Jurisdiction (i)
Tennessee	82.7%
Puerto Rico	3.3%
Guam	2.7%
Kentucky	1.8%
New York	1.3%
U.S. Virgin Islands	1.2%
Florida	1.1%
Illinois	1.1%
New Jersey	1.0%
Wisconsin	0.9%
Pennsylvania	0.6%
Virginia	0.6%
New Hampshire	0.5%
Colorado	0.5%
Georgia	0.3%
Michigan	0.1%
Texas	0.1%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Water & Sewer Utility Revenue	18.2%
Healthcare Revenue – Hospitals	16.7%
General Obligations – General Purpose	13.7%
State & Local Agencies	11.7%
Universities – Colleges	8.8%

Composition including fixed income credit quality (a)(i)
AAA	19.8%
AA	40.4%
A	17.4%
BBB	10.3%
BB	2.1%
B	1.7%
CCC	0.7%
CC	1.9%
D	0.9%
Not Rated	6.7%
Cash & Cash Equivalents	(0.1)%
Other	(1.8)%

Portfolio facts (i)
Average Duration (d)	5.7
Average Effective Maturity (m)	13.0 yrs.

Jurisdiction (i)
Virginia	81.9%
Puerto Rico	3.7%
District of Columbia	3.4%
Guam	2.0%
Illinois	1.7%
U.S. Virgin Islands	1.4%
Tennessee	1.3%
Ohio	1.0%
Michigan	0.9%
Kentucky	0.6%
Pennsylvania	0.6%
Colorado	0.5%
California	0.5%
Wisconsin	0.5%
Washington	0.3%
Louisiana	0.3%
New Hampshire	0.3%
New Jersey	0.3%
Massachusetts	0.2%
New York	0.2%
Texas	0.2%
Indiana	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

From time to time Other may be negative due to offsets to derivative positions and/or offsets to the leverage created through the issuance of self-deposited inverse floaters.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS West Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	18.6%
Healthcare Revenue – Hospitals	17.8%
Miscellaneous Revenue – Other	15.1%
Water & Sewer Utility Revenue	11.6%
State & Local Agencies	9.4%

Composition including fixed income credit quality (a)(i)
AAA	1.6%
AA	30.4%
A	46.8%
BBB	8.2%
BB	0.2%
B	0.2%
CC	1.8%
Not Rated	10.5%
Cash & Cash Equivalents	0.3%

Portfolio facts (i)
Average Duration (d)	5.2
Average Effective Maturity (m)	14.0 yrs.

Jurisdiction (i)
West Virginia	77.8%
Guam	3.6%
Puerto Rico	3.5%
Michigan	1.9%
U.S. Virgin Islands	1.8%
Massachusetts	1.7%
New York	1.7%
Kentucky	1.6%
Illinois	1.5%
Florida	1.2%
Tennessee	1.1%
California	0.7%
Texas	0.6%
Washington	0.5%
Indiana	0.3%
New Jersey	0.1%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2016, Class A shares at net asset value, for each of the municipal bond funds of Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia underperformed the Barclays Municipal Bond Index while the municipal bond funds of New York and Pennsylvania outperformed the Barclays Municipal Bond Index over the same period. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle late in the period, Fed officials said they would be cautious regarding further tightening due to concerns over global economic and financial conditions. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. The sharp rise in the US dollar also weighed on earnings during the period, though dollar strength ebbed moderately late in the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

According to data from the Fed, the 10-year US Treasury yield finished the period at 1.78%, a modest decrease of 16 basis points. However, this masked quite a bit of volatility during the period, as yields spiked as high as 2.49% during the second quarter of 2015. As oil prices rose, payroll growth remained steady and the market started to anticipate the first increase in the US Federal Funds rate since 2006. While the Fed raised short-term interest rates in December of 2015, concerns about weaker global growth, especially out of China and other emerging markets, and further declines in oil prices, caused 10-Year US Treasury yields to subsequently decline. Additionally, given this fragile global backdrop, the Fed continues to tread carefully with respect to the pace and timing of additional interest rate hikes.

Municipal bonds produced positive returns for the 12-months ended March 31, 2016, as measured by the Barclays Municipal Bond Index, and generally outperformed other fixed income asset classes. This was helped by limited net new issuance and continued strong demand for municipal bonds from investors viewing the asset class as a safe haven and somewhat insulated from global macro events such as slower growth in China and the steep decline in commodity prices.

While Puerto Rico made headlines during the summer by indicating that it could not service its outstanding debt, the municipal market generally shrugged off the news. However, markets continue to remain concerned about underfunded public employee pension systems and other benefits promised to public employees, and the political difficulties in enacting reform. Nowhere did these challenges appear more acute than in both the state of Illinois and the city of Chicago, where burgeoning budget deficits attracted increased market and rating agency attention. This demonstrates that the market is differentiating between those issuers who have taken steps toward fiscal sustainability and those with ongoing budget and pension challenges.

Generally, fundamentals remained sound for the majority of municipal issuers. Tax-equivalent yields seemed attractive relative to overall credit quality, but should be weighed against the longer duration nature of municipal bonds in an environment of interest rate uncertainty.

Factors Affecting Performance

The short duration (d) stance relative to the Barclays Municipal Bond Index in all funds, with the exception of the municipal bond funds of Pennsylvania, South Carolina and New York, negatively impacted relative performance.

Among jurisdictions, underweight positions in municipal bonds of California were a primary source of relative outperformance across all funds with the exception of the Mississippi, Virginia and West Virginia funds, where it had a marginally negative impact on relative results.

Across sectors, credit enhanced, general obligation and tobacco were notable contributors to relative performance for all funds with the exception of credit enhanced in the West Virginia fund where it had an immaterial negative impact.

Management Review – continued

Security selection within “AA” and “B” rated (r) securities benefited relative performance in all funds.

Respectfully,

Michael Dawson

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 3/31/16

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund’s results have been compared to the Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Mississippi Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	8/06/92	3.60%	5.22%	4.44%
B	9/07/93	2.90%	4.50%	3.70%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.81)%	4.31%	3.99%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.10)%	4.17%	3.70%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS New York Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/06/88	4.05%	5.56%	4.39%
B	9/07/93	3.28%	4.79%	3.63%
C	12/11/00	3.37%	4.78%	3.62%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.37)%	4.65%	3.94%
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.72)%	4.46%	3.63%
C With CDSC (1% for 12 months) (v)		2.37%	4.78%	3.62%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS North Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	3.48%	5.17%	4.22%
B	9/07/93	2.71%	4.37%	3.47%
C	1/03/94	2.71%	4.39%	3.47%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.92)%	4.26%	3.76%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.29)%	4.04%	3.47%
C With CDSC (1% for 12 months) (v)		1.71%	4.39%	3.47%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Pennsylvania Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	2/01/93	4.16%	5.74%	4.40%
B	9/07/93	3.26%	4.93%	3.59%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.27)%	4.83%	3.95%
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.74)%	4.60%	3.59%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS South Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	3.52%	4.87%	3.93%
B	9/07/93	2.75%	4.09%	3.18%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.88)%	3.96%	3.48%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.25)%	3.75%	3.18%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Tennessee Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	8/12/88	3.32%	4.84%	4.08%
B	9/07/93	2.56%	4.04%	3.33%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.07)%	3.93%	3.63%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.44)%	3.70%	3.33%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	3.95%	5.12%	4.17%
B	9/07/93	3.09%	4.34%	3.43%
C	1/03/94	3.18%	4.33%	3.42%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.46)%	4.21%	3.72%
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.91)%	4.00%	3.43%
C With CDSC (1% for 12 months) (v)		2.18%	4.33%	3.42%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS West Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/16

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	3.23%	4.79%	3.82%
B	9/07/93	2.56%	4.01%	3.09%

Comparative benchmark
Barclays Municipal Bond Index (f)		3.98%	5.59%	4.86%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.15)%	3.88%	3.37%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.44)%	3.67%	3.09%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2015 through March 31, 2016

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2015 through March 31, 2016.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS MISSISSIPPI MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.79%	$1,000.00	$1,031.38	$4.01
	Hypothetical (h)	0.79%	$1,000.00	$1,021.05	$3.99
B	Actual	1.47%	$1,000.00	$1,027.88	$7.45
	Hypothetical (h)	1.47%	$1,000.00	$1,017.65	$7.41

MFS NEW YORK MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.87%	$1,000.00	$1,034.39	$4.42
	Hypothetical (h)	0.87%	$1,000.00	$1,020.65	$4.39
B	Actual	1.63%	$1,000.00	$1,030.62	$8.27
	Hypothetical (h)	1.63%	$1,000.00	$1,016.85	$8.22
C	Actual	1.62%	$1,000.00	$1,030.55	$8.22
	Hypothetical (h)	1.62%	$1,000.00	$1,016.90	$8.17

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.86%	$1,000.00	$1,029.52	$4.36
	Hypothetical (h)	0.86%	$1,000.00	$1,020.70	$4.34
B	Actual	1.62%	$1,000.00	$1,024.85	$8.20
	Hypothetical (h)	1.62%	$1,000.00	$1,016.90	$8.17
C	Actual	1.61%	$1,000.00	$1,025.68	$8.15
	Hypothetical (h)	1.61%	$1,000.00	$1,016.95	$8.12

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.78%	$1,000.00	$1,034.30	$3.97
	Hypothetical (h)	0.78%	$1,000.00	$1,021.10	$3.94
B	Actual	1.54%	$1,000.00	$1,030.31	$7.82
	Hypothetical (h)	1.54%	$1,000.00	$1,017.30	$7.77

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.84%	$1,000.00	$1,030.13	$4.26
	Hypothetical (h)	0.84%	$1,000.00	$1,020.80	$4.24
B	Actual	1.59%	$1,000.00	$1,026.31	$8.05
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02

MFS TENNESSEE MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.88%	$1,000.00	$1,030.62	$4.47
	Hypothetical (h)	0.88%	$1,000.00	$1,020.60	$4.45
B	Actual	1.63%	$1,000.00	$1,026.81	$8.26
	Hypothetical (h)	1.63%	$1,000.00	$1,016.85	$8.22

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.82%	$1,000.00	$1,032.27	$4.17
	Hypothetical (h)	0.82%	$1,000.00	$1,020.90	$4.14
B	Actual	1.57%	$1,000.00	$1,028.45	$7.96
	Hypothetical (h)	1.57%	$1,000.00	$1,017.15	$7.92
C	Actual	1.57%	$1,000.00	$1,028.41	$7.96
	Hypothetical (h)	1.57%	$1,000.00	$1,017.15	$7.92

Notes to Expense Table

For the MFS Virginia Municipal Bond Fund, expense ratios include 0.01% of investment related expenses from self-deposited inverse floaters (as described in Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Expenses Paid During Period (p) 10/01/15-3/31/16
A	Actual	0.87%	$1,000.00	$1,029.18	$4.41
	Hypothetical (h)	0.87%	$1,000.00	$1,020.65	$4.39
B	Actual	1.62%	$1,000.00	$1,026.26	$8.21
	Hypothetical (h)	1.62%	$1,000.00	$1,016.90	$8.17

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

3/31/16

MFS MISSISSIPPI MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.9%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$165,000	$196,077
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	115,000	130,259
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	75,000	83,719
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	230,000	262,044
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	45,000	50,435
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	35,000	38,210
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	60,000	65,041
		$825,785
General Obligations - General Purpose - 9.2%
Canton, MS, Mississippi Development Bank Special Obligation, “A”, AGM, 5.75%, 10/01/2031	$625,000	$730,525
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	35,000	42,249
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	155,000	166,172
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	40,000	48,640
Gulfport, MI, AGM, 5%, 11/01/2024	500,000	617,230
Jackson County, MS, Development Bank Special Obligations, AGM, 5.25%, 3/01/2020	620,000	716,689
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 4/01/2027	175,000	180,451
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/2034	1,000,000	1,332,470
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	150,000	154,598
State of California, 6%, 11/01/2039	700,000	822,073
State of Mississippi, “A”, 5%, 10/01/2028	1,000,000	1,242,250
State of Mississippi, “F”, 5%, 11/01/2029	850,000	1,052,402
State of Mississippi, Capital Improvement Projects, “A”, 5%, 10/01/2030	1,000,000	1,175,160
		$8,280,909
General Obligations - Schools - 7.1%
Lamar County, MS, School District, 5%, 9/01/2031	$1,095,000	$1,257,673

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Mississippi Development Bank Special Obligation (Canton Public School District), AGM, 5%, 12/01/2031	$1,000,000	$1,182,360
Mississippi Development Bank Special Obligation (Jackson Public School District Limited Tax Refunding Note Project) “B”, 5%, 10/01/2023	990,000	1,133,362
Mississippi Development Bank Special Obligation (Jackson Public School District), AGM, 5.375%, 4/01/2028 (Prerefunded 4/01/2018)	1,000,000	1,090,600
Mississippi Development Bank, Special Obligation (Gulfport School District), BAM, 5%, 4/01/2031	500,000	583,030
Mississippi Development Bank, Special Obligation (Gulfport School District), BAM, 5%, 4/01/2032	500,000	581,075
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, 0%, 7/01/2035	1,020,000	522,036
		$6,350,136
Healthcare Revenue - Hospitals - 12.8%
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), 5.75%, 7/01/2031	$500,000	$501,755
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	325,000	389,649
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	380,000	436,609
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/2036	320,000	324,858
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	80,000	92,964
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6.75%, 10/01/2036	500,000	591,080
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,000,000	1,161,270
Mississippi Hospital Equipment & Facilities Authority Rev. (Clay County Medical Corp.), 5%, 10/01/2039	2,105,000	2,331,456
Mississippi Hospital Equipment & Facilities Authority Rev. (Delta Regional Medical Center), FHA, 5%, 2/01/2035	1,000,000	1,024,640
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital), 5.25%, 1/01/2029	1,000,000	1,097,440

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Hospital South Central, 5.25%, 12/01/2031	$500,000	$507,415
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Southwest Regional Medical Center, 5.5%, 4/01/2019	250,000	250,228
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Southwest Regional Medical Center, 5.75%, 4/01/2023	250,000	250,103
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027	215,000	240,854
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039	550,000	609,598
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	135,000	161,387
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	75,000	88,888
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	185,000	220,733
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/2039 (Prerefunded 2/15/2019)	640,000	743,552
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/2031 (Prerefunded 8/15/2016)	430,000	437,538
		$11,462,017
Industrial Revenue - Paper - 1.0%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/2022	$750,000	$933,143

Multi-Family Housing Revenue - 1.3%
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 11/01/2037 (d)(q)	$150,000	$104,073
Mississippi Home Corp., Multifamily Rev. (Providence Place of Senatobia LLC), GNMA, 5.35%, 8/20/2048	1,000,000	1,056,090
		$1,160,163
Sales & Excise Tax Revenue - 3.0%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$450,000	$520,803
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	295,000	329,306
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	595,000	692,181
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	750,000	999,413

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	$240,000	$148,159
		$2,689,862
Single Family Housing - State - 1.6%
Mississippi Home Corp. Rev., Single Family Rev., “A-2”, GNMA, 5.3%, 6/01/2034	$40,000	$42,039
Mississippi Home Corp. Rev., Single Family Rev., “A-2”, GNMA, 5.625%, 6/01/2039	115,000	120,042
Mississippi Home Corp., Homeownership Mortgage Rev., “A”, 4.55%, 12/01/2031	1,185,000	1,260,224
		$1,422,305
State & Local Agencies - 19.0%
Jackson County, MS, Development Bank Special Obligations, ASSD GTY, 5.625%, 7/01/2039	$1,000,000	$1,122,900
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	190,000	218,506
Mississippi Development Bank Special Obligation ( Laurel, MS, Highway Refunding Project), “B”, 4%, 1/01/2022	735,000	837,158
Mississippi Development Bank Special Obligation (Capital Project & Equipment), AGM, 5%, 7/01/2028 (Prerefunded 7/01/2017)	680,000	716,496
Mississippi Development Bank Special Obligation (Capital Projects), AGM, 5%, 7/01/2028	640,000	669,952
Mississippi Development Bank Special Obligation (Department of Corrections), “C”, 5.25%, 8/01/2027	1,000,000	1,144,600
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2023	345,000	404,030
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2024	360,000	419,026
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2025	380,000	439,930
Mississippi Development Bank Special Obligation (Desoto County Highway Construction), AMBAC, 4.75%, 1/01/2035 (Prerefunded 1/01/2018)	500,000	534,250
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/2029	500,000	586,670
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/2030	500,000	583,260
Mississippi Development Bank Special Obligation (DeSoto County Regional Utility Authority), 5.25%, 7/01/2031 (Prerefunded 7/01/2016)	905,000	915,788

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Mississippi Development Bank Special Obligation (Forrest County Public Improvement Project), 5%, 2/01/2029	$1,000,000	$1,065,160
Mississippi Development Bank Special Obligation (Harrison County), “D”, ASSD GTY, 4.75%, 10/01/2028	1,120,000	1,246,907
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5%, 7/01/2022	500,000	581,435
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5.375%, 7/01/2036	500,000	570,295
Mississippi Development Bank Special Obligation (Montfort Jones Memorial Hospital Project), 5.75%, 5/01/2036	500,000	566,130
Mississippi Development Bank Special Obligation (Southaven Water & Sewer System), ASSD GTY, 5%, 3/01/2029 (Prerefunded 3/01/2019)	750,000	837,938
Mississippi Development Bank Special Obligation (Tunica County Building Project), AMBAC, 5%, 7/01/2026 (Prerefunded 7/01/2016)	1,695,000	1,714,154
Mississippi Development Bank Special Obligation (Washington County Regional Correctional Facility), ASSD GTY, 4.75%, 7/01/2031	1,200,000	1,321,812
Mississippi Development Bank Special Obligation, Madison County (Highway Construction), FGIC, 5%, 1/01/2027 (Prerefunded 7/01/2016)	500,000	505,650
		$17,002,047
Tax - Other - 4.2%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	$125,000	$138,853
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	40,000	44,461
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	470,000	448,150
State of Mississippi, Gaming Tax Rev., “E”, 5%, 10/15/2030	750,000	892,958
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/2037	110,000	123,516
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/2024	610,000	698,956
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/2029	790,000	855,246
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/2039	95,000	100,846
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/2025	85,000	94,186
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/2039	295,000	324,299
		$3,721,471

Issuer	Shares/Par	Value ($)
Tobacco - 0.7%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	$420,000	$503,089
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	155,000	141,740
		$644,829
Toll Roads - 0.9%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$110,000	$138,061
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	85,000	104,842
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	195,000	227,378
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	310,000	345,067
		$815,348
Transportation - Special Tax - 2.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 7/01/2033	$1,135,000	$1,178,925
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	10,000	9,923
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	70,000	70,417
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	270,000	259,400
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	545,000	550,423
		$2,069,088
Universities - Colleges - 21.9%
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.125%, 9/01/2034	$1,000,000	$1,140,740
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.25%, 9/01/2039	920,000	1,053,336
Jackson State University, Educational Building Corp. Rev., “A-1”, 5%, 3/01/2034	1,500,000	1,672,005
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/2028	920,000	1,230,316
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), “B”, AMBAC, 5.5%, 12/01/2023	1,000,000	1,166,210

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Mississippi State University Educational Building Corp. Rev. (Campus Improvement Project), 5%, 11/01/2027	$400,000	$490,728
Mississippi State University Educational Building Corp. Rev. (Campus Improvement Project), 5%, 11/01/2028	350,000	429,279
Mississippi State University, Educational Building Corp. Rev., 5%, 8/01/2036	1,585,000	1,814,445
Mississippi State University, Educational Building Corp. Rev., 5.25%, 8/01/2038	1,000,000	1,175,860
Mississippi Valley State University, Educational Building Corp. Rev., AMBAC, 4.5%, 3/01/2037 (Prerefunded 3/01/2017)	1,000,000	1,035,480
New York Dormitory Authority Rev. (New York University), “1”, AMBAC, 5.5%, 7/01/2040	590,000	806,613
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5.375%, 12/01/2021	15,000	14,773
S.M. Educational Building Corp. Rev. (Facilities Refinancing Project), “A”, 5%, 9/01/2035	1,000,000	1,203,580
University of Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project) “A”, 5%, 10/01/2029	500,000	620,160
University of Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project) “A”, 5%, 10/01/2030	500,000	616,655
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “A”, 5%, 10/01/2033	1,500,000	1,628,925
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “C”, 4.75%, 11/01/2034	715,000	787,337
University of Southern Mississippi, COP (Parking Facilities Project), ASSD GTY, 5.125%, 9/15/2039	490,000	559,154
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project) “A”, 5%, 3/01/2028	1,745,000	2,132,303
		$19,577,899
Universities - Dormitories - 1.2%
Mississippi Business Finance Corp., Rev. (Statesman Housing LLC Project), “A”, 4.75%, 6/01/2039	$1,000,000	$1,086,690

Utilities - Investor Owned - 0.8%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$370,000	$431,276
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/2029 (Put Date 8/01/2016)	265,000	268,954
		$700,230
Utilities - Municipal Owned - 2.6%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2033	$315,000	$369,961

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	$75,000	$86,607
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	85,000	97,328
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	155,000	178,710
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.7%, 7/01/2027	155,000	169,824
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.75%, 7/01/2028	100,000	110,572
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.85%, 7/01/2029	485,000	537,419
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), AGM, 5%, 3/01/2035	500,000	574,570
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	15,000	14,211
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	80,000	74,660
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	10,000	9,445
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	60,000	57,048
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	10,000	10,188
		$2,290,543
Utilities - Other - 0.8%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	$375,000	$421,796
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	185,000	217,691
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	95,000	112,499
		$751,986
Water & Sewer Utility Revenue - 6.0%
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	$30,000	$34,601
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	285,000	317,276
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	145,000	164,527
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	30,000	34,556
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	30,000	33,910
Jackson County, MS, Utility Authority Rev. (Water and Wastewater Treatment System), AGM, 5%, 9/01/2040	2,000,000	2,278,440
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/2032	25,000	28,649

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2035	$15,000	$17,060
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2037	35,000	39,535
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/2036	30,000	33,841
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	750,000	1,004,445
Mississippi Development Bank Special Obligations (Jackson Water & Sewer System Project), “A”, AGM, 5%, 9/01/2023	1,220,000	1,433,683
		$5,420,523
Total Municipal Bonds (Identified Cost, $80,272,434)		$87,204,974

Money Market Funds - 2.9%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	2,584,300	$2,584,300
Total Investments (Identified Cost, $82,856,734)		$89,789,274

Other Assets, Less Liabilities - (0.2)%		(192,569)
Net Assets - 100.0%		$89,596,705

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/16

MFS NEW YORK MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.0%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.2%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$350,000	$415,945
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	555,000	642,712
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	245,000	277,509
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	170,000	189,763
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2028	650,000	739,629
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2029	500,000	566,480
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2042	1,160,000	1,364,647
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	15,000	17,090
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	90,000	100,870
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	87,337
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	130,000	140,921
		$4,542,903
General Obligations - General Purpose - 6.3%
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	$550,000	$572,490
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	45,000	47,417
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	290,000	310,903
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	105,000	127,680
Nassau County, NY, General Improvement, “B”, 5%, 4/01/2023	1,820,000	2,195,157
New York, NY, “B”, 5%, 8/01/2018	3,000,000	3,287,460
New York, NY, “E”, 5%, 8/01/2021	2,500,000	2,971,050
New York, NY, “E-1”, 6.25%, 10/15/2028 (Prerefunded 10/15/2018)	960,000	1,090,694
New York, NY, “E-1”, 6.25%, 10/15/2028	40,000	45,453
New York, NY, “J”, FGIC, 5.5%, 2/15/2026	5,000	5,022
Onondaga County, NY, General Obligation, 5%, 5/01/2029	750,000	883,380
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2016	185,000	186,254

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	$300,000	$309,195
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	285,000	294,217
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	115,000	118,525
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AMBAC, 5.45%, 7/01/2030	270,000	270,132
		$12,715,029
Healthcare Revenue - Hospitals - 10.9%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2026	$450,000	$535,833
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2027	300,000	354,387
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2028	720,000	846,662
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2029	590,000	689,863
Chautauqua County, NY, Capital Resource Corp. Rev. (Women’s Christian Assn.), “A”, 8%, 11/15/2030	550,000	560,648
Dutchess County, NY, Local Development Corp. Rev. (Health Quest Systems), “A”, 5%, 7/01/2044	1,000,000	1,117,260
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	215,000	244,354
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	245,000	279,621
Madison County, NY, Industrial Development Agency, Civic Facilities Rev. (Oneida), 5.25%, 2/01/2027 (Prerefunded 2/01/2017)	1,425,000	1,480,917
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	165,000	191,738
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 5%, 7/01/2032	1,000,000	1,142,810
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039	35,000	37,315
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	170,000	191,855

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/2035	$1,495,000	$1,680,380
New York Dormitory Authority Rev., Non-State Supported Debt (Hospital Special Surgery), FHA, 6.25%, 8/15/2034	1,975,000	2,306,346
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 7/01/2026	2,000,000	2,284,940
New York Dormitory Authority Rev., Non-State Supported Debt (NYU Hospitals Center), “A”, 5.5%, 7/01/2025	750,000	856,920
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), 6.25%, 12/01/2037	750,000	821,678
New York, NY, Health & Hospital Corp. Rev., “A”, 5.5%, 2/15/2023	1,000,000	1,084,030
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/2039	1,290,000	1,451,224
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/2028 (Prerefunded 7/01/2021)	145,000	173,359
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/2028	855,000	958,404
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	165,000	195,553
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	395,000	471,294
Westchester County, NY, Health Care Corp. Rev., “B”, 6%, 11/01/2030 (Prerefunded 11/01/2020)	1,000,000	1,151,670
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/2031 (Prerefunded 8/15/2016)	945,000	961,566
		$22,070,627
Healthcare Revenue - Long Term Care - 2.0%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Orchard Park CCRC, Inc. Project), 5%, 11/15/2037	$750,000	$828,938
Suffolk County, NY, Economic Development Corp. Rev. (Peconic Landing at Southold, Inc.), 6%, 12/01/2040	1,000,000	1,123,200
Tompkins County, NY, Development Corp. Continuing Care Retirement Community Rev. (Kendal at Ithaca, Inc. Project), “A”, 5%, 7/01/2044	1,000,000	1,093,880
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030	120,000	138,572

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040	$180,000	$206,384
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 9/15/2037	500,000	504,410
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029	20,000	23,864
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039	130,000	158,423
		$4,077,671
Human Services - 0.4%
New York Dormitory Authority Rev., Non-State Supported Debt (NYSARC, Inc.), “A”, 6%, 7/01/2032	$705,000	$809,608

Industrial Revenue - Airlines - 0.2%
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.625%, 8/01/2025	$350,000	$361,407
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.75%, 8/01/2031	100,000	103,301
		$464,708
Industrial Revenue - Environmental Services - 0.6%
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/2042	$1,160,000	$1,176,913

Industrial Revenue - Other - 0.6%
Onondaga County, NY, Industrial Development Agency, Sewer Facilities Rev. (Bristol-Meyers Squibb Co.), 5.75%, 3/01/2024	$1,000,000	$1,268,980

Industrial Revenue - Paper - 0.9%
Build NYC Resource Corp. Solid Waste Disposal Rev. (Pratt Paper, Inc. Project), 4.5%, 1/01/2025	$1,200,000	$1,306,992
Essex County, NY, Industrial Development Agency, Pollution Control Rev. (International Paper Corp.), 6.15%, 4/01/2021	470,000	471,058
		$1,778,050
Miscellaneous Revenue - Entertainment & Tourism - 1.0%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 7/15/2040	$1,750,000	$2,013,253

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - 6.6%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$205,000	$223,159
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	315,000	340,814
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	1,380,000	1,479,746
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	1,500,000	1,641,075
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “3”, 7.25%, 11/15/2044	500,000	605,700
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,665,000	1,941,074
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 7/15/2049	2,500,000	2,812,800
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 11/15/2044	1,000,000	1,136,520
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	3,000,000	3,249,450
		$13,430,338
Multi-Family Housing Revenue - 2.8%
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 8/01/2033	$400,000	$404,932
New York Housing Finance Agency Rev. (Affordable Housing), “D”, 5%, 11/01/2040	1,520,000	1,586,044
New York Housing Finance Agency Rev., “A”, 5.1%, 8/15/2041	720,000	720,720
New York Housing Finance Agency Rev., “A”, 5.25%, 11/01/2041	1,000,000	1,056,200
New York, NY, City Housing Development Corp., Multifamily Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	750,000	799,545
New York, NY, City Housing Development Corp., Multifamily Housing Rev., “A”, 5.5%, 11/01/2034	10,000	10,013
New York, NY, City Housing Development Corp., Multifamily Housing Rev., “L-1”, 4.8%, 11/01/2035	1,000,000	1,058,270
		$5,635,724
Port Revenue - 0.6%
Port Authority of NY & NJ, (194th Series), 5%, 10/15/2030	$1,000,000	$1,236,820

Sales & Excise Tax Revenue - 1.6%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	$1,000,000	$1,157,340

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/2016	$180,000	$184,601
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	1,365,000	1,587,945
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	10,000	11,480
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	535,000	330,272
		$3,271,638
Secondary Schools - 2.0%
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	$750,000	$738,053
Build NYC Resource Corp. Rev. (The Packer Collegiate Institute Project), 5%, 6/01/2040	675,000	767,961
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	535,000	648,484
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2034	450,000	517,671
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2035	500,000	572,705
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2036	645,000	732,965
		$3,977,839
State & Agency - Other - 0.5%
New York Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 5/15/2019	$380,000	$409,484
New York Dormitory Authority Rev., City University System, AMBAC, 5.75%, 7/01/2018	510,000	537,464
		$946,948
State & Local Agencies - 14.1%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.176%, 6/01/2037	$1,430,000	$1,181,237
Los Angeles County, CA, Public Works Financing Authority Lease Rev., “D”, 5%, 12/01/2032	1,270,000	1,533,830
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2027	15,000	17,531
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2028	50,000	58,125
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2029	55,000	63,259
New Jersey Building Authority Rev., “A”, 4%, 6/15/2030	35,000	35,160

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
New York City Educational Construction Fund Rev., “A”, 5.75%, 4/01/2033	$1,860,000	$2,234,976
New York Dormitory Authority Rev. (School Program), 6.25%, 7/01/2020	1,050,000	1,055,261
New York Dormitory Authority Rev., City University System, “A”, 5.625%, 7/01/2016	895,000	906,044
New York Dormitory Authority Rev., Non-State Supported Debt, “A”, 5%, 10/01/2020	2,000,000	2,330,740
New York Dormitory Authority Rev., State Personal Income Tax, “A”, 5%, 12/15/2025	2,000,000	2,429,840
New York Dormitory Authority Rev., State Personal Income Tax, “D”, 5%, 3/15/2023	1,300,000	1,592,331
New York Dormitory Authority Rev., State Personal Income Tax, “D”, 5%, 2/15/2040	830,000	965,290
New York Dormitory Authority Rev., State Personal Income Tax, “E”, 5%, 3/15/2032	2,000,000	2,424,340
New York Dormitory Authority Rev., State University Educational Facilities, “A”, 5.875%, 5/15/2017	1,130,000	1,163,821
New York Urban Development Corp. Rev., “D”, 5.625%, 1/01/2028	2,000,000	2,250,260
New York Urban Development Corp. Rev., State Personal Income Tax, “A”, 5%, 3/15/2032	2,500,000	3,052,725
New York Urban Development Corp. Rev., State Personal Income Tax, “C”, 5%, 12/15/2018	3,000,000	3,334,560
New York Urban Development Corp. Rev., State Personal Income Tax, “C”, 5%, 3/15/2028	1,000,000	1,213,260
United Nations Development Corp., “A”, 5%, 7/01/2026	500,000	556,060
		$28,398,650
Tax - Other - 8.2%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	$270,000	$299,921
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	90,000	100,037
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047	3,000,000	3,480,780
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-2A”, 5%, 7/15/2040	2,000,000	2,299,420
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5.25%, 1/15/2039	2,000,000	2,211,760
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-5”, 5%, 1/15/2032	1,000,000	1,099,640
New York, NY, City Transitional Finance Authority Rev., “D”, 5%, 2/01/2027	3,000,000	3,506,400
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	235,000	224,075

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	$260,000	$266,893
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	1,155,000	1,181,981
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/2029	605,000	675,011
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/2039	1,250,000	1,326,925
		$16,672,843
Tobacco - 3.6%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 6/01/2037	$765,000	$748,247
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 6/01/2037	1,235,000	1,224,206
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	355,000	425,230
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	430,000	437,572
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	645,000	589,820
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	1,025,000	922,449
New York County Tobacco Trust II, 5.625%, 6/01/2035	790,000	791,359
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5%, 6/01/2032	750,000	832,508
Tobacco Settlement Asset Securitization Corporation, NY, “1”, 5%, 6/01/2026	400,000	401,652
TSASC, Inc., NY, “1”, 5.125%, 6/01/2042	415,000	389,146
Westchester, NY, Tobacco Asset Securitization Corp., 5.125%, 6/01/2045	500,000	499,980
		$7,262,169
Toll Roads - 1.9%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$205,000	$257,296
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	170,000	209,685
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 1/01/2028	1,000,000	1,196,370
Triborough Bridge & Tunnel Authority Rev., NY, “A-2”, 5%, 11/15/2029	2,000,000	2,203,240
		$3,866,591
Transportation - Special Tax - 2.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	$270,000	$270,689

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	$25,000	$24,807
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	115,000	115,684
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	645,000	619,677
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	1,235,000	1,247,288
Metropolitan Transportation Authority Rev., NY, 6.5%, 11/15/2028	505,000	579,629
Metropolitan Transportation Authority Rev., NY, “C”, 6.5%, 11/15/2028 (Prerefunded 11/15/2018)	1,495,000	1,714,092
		$4,571,866
Universities - Colleges - 15.9%
Albany, NY, Capital Resource Corp. Rev. (Albany College of Pharmacy Project), “A”, 5%, 12/01/2033	$125,000	$142,313
Albany, NY, Capital Resource Corp. Rev. (The College of Saint Rose), “A”, 5.625%, 7/01/2031	1,000,000	1,122,960
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045	1,000,000	1,111,970
Dobbs Ferry, NY, Local Development Corp. (Mercy College Project), 5%, 7/01/2039	1,000,000	1,129,560
Hempstead, NY, Local Development Corp. Rev. (Adelphi University), “B”, 5.25%, 2/01/2039	500,000	551,000
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2028	1,000,000	1,152,820
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	1,945,000	2,140,628
Madison County, NY, Capital Resource Corp. Rev. (Colgate University Project), “B”, 5%, 7/01/2026	625,000	784,719
Madison County, NY, Capital Resource Corp. Rev. (Colgate University Project), “B”, 5%, 7/01/2027	250,000	311,135
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “B”, 5.25%, 4/01/2029	1,325,000	1,676,721
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2023	500,000	587,480
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2024	1,000,000	1,163,690
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2030	1,000,000	1,219,590

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/2017	$985,000	$1,044,622
New York Dormitory Authority Rev., Non-State Supported Debt (Barnard College), “A”, 5%, 7/01/2027	500,000	617,295
New York Dormitory Authority Rev., Non-State Supported Debt (Barnard College), “A”, 5%, 7/01/2028	400,000	491,012
New York Dormitory Authority Rev., Non-State Supported Debt (Brooklyn Law School), 5.75%, 7/01/2033	600,000	669,444
New York Dormitory Authority Rev., Non-State Supported Debt (Cornell University), “A”, 5%, 7/01/2031	2,000,000	2,023,820
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai School of Medicine of New York University), 5.125%, 7/01/2039 (Prerefunded 7/01/2019)	2,000,000	2,257,640
New York Dormitory Authority Rev., Non-State Supported Debt (New York University), 5.25%, 7/01/2048 (Prerefunded 7/01/2018)	1,955,000	2,148,584
New York Dormitory Authority Rev., Non-State Supported Debt (St. John’s University), “A”, 5%, 7/01/2027	1,535,000	1,893,637
New York Dormitory Authority Rev., Non-State Supported Debt (The New School), “A”, 5%, 7/01/2028	650,000	788,522
Onondaga, NY, Civic Development Corp. Rev. (Le Moyne College Project), 5.375%, 7/01/2040	2,000,000	2,169,820
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	80,000	70,684
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	135,000	118,507
Seneca County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Chiropractic), 5%, 10/01/2027	500,000	523,705
St. Lawrence County, NY, Industrial Development Agency Rev. (Clarkson University), 5%, 7/01/2031	2,225,000	2,324,591
Troy, NY, Industrial Development Authority, Civic Facility Rev. (Rensselaer Polytechnic Institute), “E”, 5%, 9/01/2031	1,000,000	1,135,110
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (Sarah Lawrence College Project), “A”, 6%, 6/01/2041	595,000	669,131
		$32,040,710

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Dormitories - 1.1%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Buffalo State College), “A”, 5.375%, 10/01/2041	$2,000,000	$2,231,320

Utilities - Municipal Owned - 4.4%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	$515,000	$579,318
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	155,000	178,988
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	180,000	206,107
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 5%, 5/01/2021	1,500,000	1,757,370
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6.25%, 4/01/2033 (Prerefunded 4/01/2019)	1,000,000	1,156,390
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	2,000,000	2,305,940
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	885,000	897,045
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	25,000	25,470
Utility Debt Securitization Authority Rev. “A”, 5%, 12/15/2034	1,500,000	1,849,080
		$8,955,708
Utilities - Other - 0.8%
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	$1,085,000	$1,528,949
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	115,000	128,946
		$1,657,895
Water & Sewer Utility Revenue - 6.5%
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2030	$270,000	$301,363

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	$180,000	$182,003
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	315,000	350,674
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	100,000	133,926
New York Environmental Facilities Corp., Clean Water & Drinking Rev., “B”, 5%, 6/15/2033	2,140,000	2,324,896
New York, NY, Municipal Water & Sewer Finance Authority Rev., 4.75%, 6/15/2030	1,245,000	1,302,644
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “DD”, 5%, 6/15/2034	2,000,000	2,377,080
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “GG”, 5%, 6/15/2028	2,000,000	2,487,420
Suffolk County, NY, Water Authority Waterworks Rev., “A”, 5%, 6/01/2038	3,000,000	3,578,370
		$13,038,376
Total Municipal Bonds (Identified Cost, $181,850,046)		$198,113,177

Money Market Funds - 1.7%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	3,414,908	$3,414,908
Total Investments (Identified Cost, $185,264,954)		$201,528,085

Other Assets, Less Liabilities - 0.3%		575,042
Net Assets - 100.0%		$202,103,127

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/16

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.6%

Issuer	Shares/Par	Value ($)
Airport Revenue - 4.4%
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), AMBAC, 5%, 7/01/2023	$1,430,000	$1,502,692
Charlotte, NC, Airport Rev., “A”, 4.75%, 7/01/2028	1,250,000	1,383,175
Charlotte, NC, Airport Rev., “A”, 5%, 7/01/2036	3,000,000	3,417,450
Charlotte, NC, Douglas International Airport Rev, “A”, 5%, 7/01/2032	1,245,000	1,471,615
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	650,000	772,480
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	1,055,000	1,221,732
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	440,000	498,384
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	305,000	340,456
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2036	3,440,000	3,864,255
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	195,000	222,167
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	175,000	196,137
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	150,000	163,757
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	240,000	260,162
		$15,314,462
General Obligations - General Purpose - 2.3%
Buncombe County, NC, Limited Obligation, 5%, 6/01/2028	$1,450,000	$1,789,634
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	555,000	561,222
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	240,000	289,709
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	265,000	322,240
Mecklenburg County, NC, “A”, 5%, 8/01/2018	2,100,000	2,306,451
New Hanover County, NC, Public Improvement, “A”, 5%, 8/01/2030	2,000,000	2,294,920
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	615,000	633,850
		$8,198,026
General Obligations - Schools - 2.5%
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “B”, AGM, 0%, 8/01/2036	$3,705,000	$1,713,044

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Wake County, NC, “C”, 5%, 3/01/2024	$5,570,000	$7,039,143
		$8,752,187
Healthcare Revenue - Hospitals - 20.4%
Albemarle, NC, Hospital Authority Health Care Facilities Rev., 5.25%, 10/01/2038 (Prerefunded 10/01/2017)	$2,000,000	$2,132,280
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 1/15/2031	1,000,000	1,029,890
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5.25%, 1/15/2034	4,000,000	4,398,080
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	1,140,000	1,366,769
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	360,000	409,151
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	525,000	599,188
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/2036	1,820,000	1,847,628
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	310,000	360,236
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/2039	1,450,000	1,648,853
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027	790,000	884,998
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039	1,110,000	1,230,280
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039	55,000	58,637
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	320,000	361,139
North Carolina Hospital Authority Mortgage Rev. (Johnston Memorial), AGM, 5.25%, 10/01/2036 (Prerefunded 4/01/2018)	1,960,000	2,131,892
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.375%, 7/01/2026	2,000,000	2,367,120
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.5%, 7/01/2031	1,000,000	1,171,430

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cleveland County HealthCare System), 5.75%, 1/01/2035 (Prerefunded 1/01/2021)	$800,000	$971,272
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/2035	1,620,000	1,801,651
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/2042	3,500,000	3,881,465
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/2042	2,420,000	2,765,165
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligation Group), “A”, 5.25%, 11/01/2040	3,000,000	3,364,770
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 5%, 7/01/2030	5,250,000	5,871,443
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2033	3,000,000	3,477,630
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2045	2,500,000	2,833,700
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), “A”, 5%, 10/01/2031	4,355,000	5,051,887
North Carolina Medical Care Commission, Health Care Facilities Rev., “A”, 5%, 10/01/2038	1,825,000	2,092,436
North Carolina Medical Care Commission, Health System Rev. (Mission Health Combined Group), 5%, 10/01/2036	2,000,000	2,353,840
North Carolina Medical Care Commission, Health System Rev. (Mission Health System, Inc.), 5%, 10/01/2025 (Prerefunded 10/01/2017)	1,600,000	1,702,848
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/2029	2,215,000	2,510,215
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5%, 6/01/2034	2,000,000	2,214,160
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 6.25%, 10/01/2038	1,000,000	1,065,440
Onslow County, NC, Hospital Authority (Onslow Memorial Hospital Project), 5%, 10/01/2026	1,090,000	1,111,756
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	2,040,000	2,401,019
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	470,000	561,866

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	$270,000	$319,996
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	635,000	757,650
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/2039 (Prerefunded 2/15/2019)	2,195,000	2,550,151
		$71,657,931
Healthcare Revenue - Long Term Care - 2.8%
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	$1,500,000	$1,587,240
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Aldersgate), 5%, 7/01/2045	1,000,000	1,063,570
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne Project), 5.25%, 10/01/2037	1,500,000	1,558,560
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	1,500,000	1,531,245
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 5.875%, 1/01/2031	480,000	511,579
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 6%, 1/01/2039	1,520,000	1,627,510
North Carolina Medical Care Commission, Retirement Facilities Rev. (The United Methodist Retirement Homes), “A”, 5%, 10/01/2033	1,590,000	1,655,747
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029	35,000	41,762
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039	220,000	268,101
		$9,845,314
Human Services - 0.3%
North Carolina Medical Care Commission, Health Care Facilities Rev., “A” (ARC Projects), 5.8%, 10/01/2034	$1,000,000	$1,002,620

Industrial Revenue - Paper - 0.3%
Columbus County, NC, Industrial Facilities & Pollution Control, Financing Authority Rev. (International Paper Co.), 5.7%, 5/01/2034	$1,000,000	$1,131,770

Miscellaneous Revenue - Other - 1.8%
Durham County, NC, Industrial Facilities & Pollution Control Financing Authority Rev. (Research Triangle Institute), 5%, 2/01/2025	$1,000,000	$1,252,110

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$420,000	$457,204
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	640,000	692,448
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	3,145,000	3,666,472
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	100,000	112,466
		$6,180,700
Multi-Family Housing Revenue - 0.2%
Mecklenburg County, NC (Little Rock Apartments), FNMA, 5.15%, 1/01/2022	$680,000	$701,923

Port Revenue - 0.3%
North Carolina Ports Authority Facilities Rev., “A”, 5.25%, 2/01/2040	$1,000,000	$1,119,610

Sales & Excise Tax Revenue - 1.9%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$1,675,000	$1,980,235
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	1,140,000	1,272,571
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	2,385,000	2,774,542
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	15,000	17,221
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	940,000	580,290
		$6,624,859
Single Family Housing - State - 0.7%
North Carolina Housing Finance Agency Rev., “29-A”, 4.85%, 7/01/2038	$1,135,000	$1,145,930
North Carolina Housing Finance Agency Rev., “31-A”, 5.25%, 7/01/2038	1,225,000	1,249,868
		$2,395,798
State & Local Agencies - 14.3%
Asheville, NC, Limited Obligation, 5%, 4/01/2028	$400,000	$468,460
Charlotte, NC, COP (NASCAR Hall of Fame), “C”, 5%, 6/01/2039	5,130,000	5,645,514
Charlotte, NC, COP (Transit Projects), 5%, 6/01/2033	3,000,000	3,229,320
Charlotte, NC, COP (Transit Projects/Phase II), “B”, 5%, 6/01/2026	1,250,000	1,545,725
Charlotte, NC, COP, “E”, 5%, 6/01/2026	760,000	853,822
Charlotte, NC, COP, “E”, 5%, 6/01/2034	2,000,000	2,200,980
Chatham County, NC, Limited Obligation Bond, 5%, 11/01/2028	2,345,000	2,856,656

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.176%, 6/01/2037	$2,310,000	$1,908,152
Harnett County, NC, 5%, 6/01/2028	45,000	45,166
Harnett County, NC, COP, ASSD GTY, 5%, 6/01/2029	400,000	438,992
Iredell County, NC, Public Facilities (School Projects), AGM, 5.125%, 6/01/2027	3,230,000	3,504,421
Los Angeles County, CA, Public Works Financing Authority Lease Rev., “D”, 5%, 12/01/2032	2,200,000	2,657,028
Mecklenburg County, NC, COP, “A”, 5%, 2/01/2028 (Prerefunded 2/01/2019)	350,000	390,537
Mooresville, NC, Certificates of Participation, 5%, 9/01/2032 (Prerefunded 9/01/2017)	3,120,000	3,307,512
Nash County, NC, Limited Obligation, ASSD GTY, 5%, 10/01/2030	2,000,000	2,285,460
North Carolina Capital Improvement Obligation, “A”, 5%, 5/01/2026 (Prerefunded 5/01/2019)	1,450,000	1,629,742
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/2024	750,000	901,470
Pitt County, NC, Limited Obligation, “A”, 5%, 4/01/2035	2,000,000	2,182,820
Salisbury, NC, COP, ASSD GTY, 5.625%, 3/01/2026	1,000,000	1,105,350
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2009”, 5%, 6/01/2032	3,000,000	3,339,780
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2010”, 5%, 1/01/2033	6,000,000	6,793,380
Wilmington, NC, COP, “A”, 5%, 6/01/2038	2,650,000	2,850,208
		$50,140,495
Tax - Other - 2.6%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	$420,000	$466,544
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	145,000	161,170
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	2,205,000	2,102,490
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	470,000	482,460
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	750,000	765,900
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/2029	1,005,000	1,121,299
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2033	625,000	719,669
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/2029	305,000	330,190
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/2039	350,000	371,539
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/2025	305,000	337,961

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/2029	$2,090,000	$2,279,438
		$9,138,660
Tax Assessment - 0.3%
Mooresville, NC, Special Assessment Rev., 5.375%, 3/01/2040	$1,000,000	$1,027,100

Tobacco - 1.4%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 6/01/2037	$1,295,000	$1,266,640
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	1,975,000	2,365,714
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	875,000	890,409
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	540,000	493,803
		$5,016,566
Toll Roads - 0.9%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$435,000	$545,969
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	350,000	431,704
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	725,000	845,379
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	1,160,000	1,291,219
		$3,114,271
Transportation - Special Tax - 4.6%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2028	$1,715,000	$1,829,991
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	425,000	426,084
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	65,000	64,498
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	230,000	231,369
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	1,130,000	1,085,636
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ETM, AGM, 6%, 7/01/2018	5,810,000	6,174,636
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 7/01/2028	2,300,000	2,672,715

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 7/01/2036	$3,000,000	$3,443,130
		$15,928,059
Universities - Colleges - 15.8%
Appalachian State University, NC, Rev., 4%, 10/01/2019	$1,080,000	$1,190,959
Appalachian State University, NC, Rev., “A”, 5%, 10/01/2025	380,000	482,516
Appalachian State University, NC, Rev., “A”, 5%, 10/01/2026	325,000	412,971
Florida State University Board of Governors, System Improvement Rev., 6.25%, 7/01/2030	1,000,000	1,121,490
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	2,000,000	2,201,160
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/2017	1,545,000	1,638,519
North Carolina Agricultural & Technical University Rev., “A”, 5%, 10/01/2035	3,075,000	3,624,656
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (High Point University), 5.25%, 3/01/2033	1,000,000	1,105,010
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/2028	980,000	1,082,106
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/2029	865,000	954,631
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/2031	2,000,000	2,199,800
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/2038	1,000,000	1,098,760
North Carolina Capital Facilities, Finance Agency Rev. (Davidson College), 5%, 3/01/2045	1,500,000	1,717,455
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “A”, 5%, 10/01/2038	2,500,000	2,770,950
North Carolina Capital Facilities, Finance Agency Rev. (Meredith College), 6%, 6/01/2031	3,240,000	3,467,642
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	450,000	516,506
Puerto Rico Industrial Tourist Authority (University Plaza), “A”, NATL, 5%, 7/01/2020	2,180,000	2,182,921
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	170,000	150,204

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	$275,000	$241,403
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/2031	115,000	82,641
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/2042	55,000	39,516
University of North Carolina, Chapel Hill, 5%, 12/01/2031 (Prerefunded 12/01/2017)	3,250,000	3,479,905
University of North Carolina, Chapel Hill, “A”, ASSD GTY, 5%, 4/01/2034 (Prerefunded 4/01/2019)	200,000	224,280
University of North Carolina, Charlotte, Rev., 5%, 4/01/2043	1,715,000	1,974,462
University of North Carolina, Greensboro, Rev., 5%, 4/01/2026	3,000,000	3,520,980
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	2,000,000	2,307,220
University of North Carolina, Raleigh, Rev., “A”, 5%, 10/01/2029	5,000,000	6,108,050
University of North Carolina, Systems Pool Rev. (General Trust Indenture), “C”, 5.5%, 10/01/2034	1,890,000	2,112,188
University of North Carolina, Systems Pool Rev., “B”, 5.125%, 10/01/2034	2,000,000	2,220,640
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 4/01/2024	1,615,000	1,881,927
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 4/01/2025	1,705,000	1,983,341
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	195,000	208,389
Winston-Salem State University, NC, General Rev., 5%, 4/01/2033	1,000,000	1,114,890
		$55,418,088
Universities - Dormitories - 2.0%
University of North Carolina, Wilmington, COP (Student Housing Project), FGIC, 5%, 6/01/2028 (Prerefunded 6/01/2016)	$1,575,000	$1,587,002
University of North Carolina, Wilmington, Limited Obligation, Refunding Student Housing Projects, 5%, 6/01/2028	3,045,000	3,640,054
Winston-Salem State University, NC, Student Housing Project Rev., 5%, 6/01/2029	1,550,000	1,760,196
		$6,987,252
Utilities - Cogeneration - 0.1%
California Pollution Control Financing Authority, Water Furnishing Rev. (San Diego County Water Desalination Project Pipeline), 5%, 11/21/2045	$450,000	$460,053

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - 6.1%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2020	$1,000,000	$1,160,490
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2021	1,000,000	1,184,390
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	520,000	599,544
North Carolina Eastern Municipal Power Agency, ETM, AMBAC, 6%, 1/01/2018	14,245,000	15,534,742
North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., “A”, 5%, 1/01/2030	720,000	790,697
North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., “A”, 5%, 1/01/2030 (Prerefunded 1/01/2019)	1,780,000	1,978,790
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	40,000	40,752
		$21,289,405
Utilities - Other - 1.8%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$1,695,000	$2,403,595
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	1,055,000	1,186,653
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	1,290,000	1,582,972
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	805,000	923,311
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	255,000	285,924
		$6,382,455
Water & Sewer Utility Revenue - 10.8%
Asheville, NC, Water & Sewer Systems Rev., NATL, 5%, 8/01/2032 (Prerefunded 8/01/2017)	$1,000,000	$1,057,370
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 6/01/2040	1,250,000	1,456,413
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 8/01/2035	3,000,000	3,280,770
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 8/01/2036	4,410,000	5,091,698
Charlotte, NC, Water & Sewer System Rev., 5%, 7/01/2025	1,400,000	1,801,506
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2030	495,000	552,499
Durham County, NC, Enterprise Systems Rev., 5%, 6/01/2029	1,590,000	1,861,318
Fayetteville, NC, Public Works Commission Rev., “B”, 5%, 3/01/2035	1,750,000	1,931,580
Greenville, NC, Utilities Commission, Combined Enterprise System Rev., “A”, AGM, 5%, 11/01/2033	2,400,000	2,609,472
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	220,000	253,739
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,000,000	1,134,670
High Point, NC, Combined Enterprise System Rev., AGM, 5%, 11/01/2033	2,000,000	2,199,180

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/2032	$95,000	$108,865
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2035	60,000	68,240
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2037	140,000	158,138
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/2036	115,000	129,722
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2029	1,400,000	1,697,024
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.625%, 6/01/2030	500,000	578,700
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2031	1,600,000	1,915,680
Oak Island, NC, Enterprise System Rev., ASSD GTY, 6%, 6/01/2034 (Prerefunded 6/01/2019)	1,000,000	1,159,310
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.75%, 6/01/2036	800,000	922,712

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Raleigh, NC, Combined Enterprise Systems Rev., “A”, 5%, 3/01/2029	$3,145,000	$3,815,734
Winston-Salem, NC, Water & Sewer Systems Rev., 5%, 6/01/2034 (Prerefunded 6/01/2019)	2,000,000	2,255,640
Winston-Salem, NC, Water & Sewer Systems Rev., “A”, 5%, 6/01/2031	750,000	911,798
Winston-Salem, NC, Water & Sewer Systems Rev., “A”, 5%, 6/01/2032	750,000	908,040
		$37,859,818
Total Municipal Bonds (Identified Cost, $318,810,435)		$345,687,422

Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	245,672	$245,672
Total Investments (Identified Cost, $319,056,107)		$345,933,094

Other Assets, Less Liabilities - 1.3%		4,657,816
Net Assets - 100.0%		$350,590,910

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/16

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.7%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.6%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$215,000	$255,506
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	335,000	387,943
Philadelphia, PA, Airport Rev., “A”, AGM, 5%, 6/15/2040	2,000,000	2,233,240
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	65,000	74,056
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	55,000	61,643
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	45,000	49,127
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	80,000	86,721
		$3,148,236
General Obligations - General Purpose - 9.7%
Bucks County, PA, 5%, 5/01/2026	$340,000	$439,317
Bucks County, PA, 5%, 5/01/2027	325,000	414,885
Cambria County, PA, BAM, 5%, 8/01/2020	1,000,000	1,127,810
Commonwealth of Pennsylvania, 5%, 4/15/2019	1,000,000	1,113,420
Commonwealth of Pennsylvania, 5%, 6/01/2020	1,500,000	1,713,750
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	325,000	338,289
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	190,000	192,130
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	75,000	90,534
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	90,000	109,440
Penn Hills, PA, Capital Appreciation, “D”, 0%, 12/01/2032	595,000	343,702
Philadelphia, PA, Authority For Industrial Development City Agreement Rev. (Cultural and Commercial Corridors Program), “A”, 5%, 12/01/2031	1,000,000	1,168,540
Philadelphia, PA, Redevelopment Authority City Agreement Rev., “A”, 5%, 4/15/2028	1,000,000	1,168,250
Philadelphia, PA, Redevelopment Authority Rev., BAM, 5%, 4/15/2024	1,000,000	1,157,770
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	520,000	535,938
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	420,000	433,583
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, ASSD GTY, 5%, 7/01/2036	25,000	25,021

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AMBAC, 5.45%, 7/01/2030	$165,000	$165,081
Township of Cranberry Butler County, PA, 5%, 10/01/2035	1,000,000	1,190,670
		$11,728,130
General Obligations - Schools - 9.6%
Carlisle, PA, School District, 5%, 9/01/2026	$1,000,000	$1,151,920
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/2031	1,150,000	741,049
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/2033	760,000	460,476
Daniel Boone, PA, School District Rev., 5%, 8/15/2032 (Prerefunded 8/15/2018)	220,000	241,492
Daniel Boone, PA, School District Rev., 5%, 8/15/2032	10,000	10,823
Daniel Boone, PA, School District Rev., 5%, 8/15/2032 (Prerefunded 8/15/2018)	160,000	175,550
Daniel Boone, PA, School District Rev., 5%, 8/15/2032 (Prerefunded 8/15/2018)	110,000	120,691
Deer Lakes, PA, School District, ASSD GTY, 5.375%, 4/01/2034	1,275,000	1,422,008
Northampton County, PA, Area School District, “A”, 5%, 10/01/2033	1,000,000	1,179,340
Pittsburgh, PA, School District, “B”, 5%, 9/01/2021	1,000,000	1,179,500
Reading, PA, School District, “A”, 5%, 4/01/2018	1,000,000	1,061,980
Reading, PA, School District, “A”, 5%, 4/01/2020	665,000	737,000
Scranton, PA, School District, “A”, AGM, 5%, 7/15/2027	1,340,000	1,404,642
West Chester, PA, Area School District, “A”, 5%, 5/15/2024	500,000	630,970
Whitehall-Coplay, PA, School District, “A”, AGM, 5.375%, 11/15/2034	1,000,000	1,110,420
		$11,627,861
Healthcare Revenue - Hospitals - 18.5%
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), 5%, 9/01/2018	$500,000	$548,550
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A”, 5.375%, 8/15/2029	1,000,000	1,129,100
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), “A”, 5%, 11/01/2040	1,500,000	1,663,005
Butler County, PA, Hospital Authority Rev. (Butler Health System), 7.25%, 7/01/2039 (Prerefunded 7/01/2019)	500,000	600,210
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 6.25%, 11/15/2041	500,000	585,735

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Chester County, PA, Health & Educational Facilities Authority Rev. (Chester County Junior High School), “A”, 5%, 5/15/2040	$1,000,000	$1,107,660
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), “A”, 5.75%, 6/01/2020	750,000	854,370
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	305,000	334,524
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	705,000	802,812
Geisinger Authority, PA, Health System Rev., “A”, 5.125%, 6/01/2034	1,000,000	1,098,630
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028	500,000	567,865
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	165,000	187,527
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	150,000	171,197
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 6/01/2025	335,000	384,841
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	390,000	448,098
Lancaster County, PA, Hospital Authority Rev. (University of Pennsylvania Health System), “A”, 5%, 8/15/2036	1,000,000	1,184,690
Lehigh County, PA, General Purpose Authority Hospital Rev. (Lehigh Valley Hospital), NATL, 7%, 7/01/2016	45,000	45,602
Lycoming County, PA, Health Authority Rev. (Susquehanna Health System), “A”, 5.75%, 7/01/2039	750,000	839,303
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	105,000	122,015
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 5%, 1/01/2027	250,000	256,933
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 5.125%, 1/01/2037	250,000	256,348
Montgomery County, PA, Industrial Development Authority Rev. (Albert Einstein Healthcare Network Issue), “A”, 5.25%, 1/15/2030	500,000	561,260
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039	20,000	21,323
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 8/15/2040	500,000	540,575
Pennsylvania Higher Educational Facilities Authority Rev. (University of Pennsylvania Health System), 5%, 8/15/2029	1,000,000	1,215,290

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (The Children’s Hospital of Philadelphia), “C”, 5%, 7/01/2025	$1,000,000	$1,171,920
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/2039	810,000	911,234
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), 6%, 6/01/2025 (Prerefunded 6/01/2018)	430,000	476,453
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), 6%, 6/01/2025	320,000	346,419
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/2044	1,000,000	1,132,260
St. Mary Hospital Authority, PA, Health System Rev. (Catholic Health East), “A”, 5%, 11/15/2033	500,000	562,545
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	155,000	185,296
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), “B”, 5.625%, 1/01/2032	500,000	594,680
Westmoreland County, PA, Industrial Development Authority Rev. (Excela Health Project), 5.125%, 7/01/2030	1,000,000	1,096,710
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/2031 (Prerefunded 8/15/2016)	485,000	493,502
		$22,498,482
Healthcare Revenue - Long Term Care - 4.6%
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 1/01/2037	$300,000	$302,238
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 12/01/2022	250,000	253,628
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	500,000	512,925
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2040	500,000	533,210
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 1/01/2041	500,000	523,805
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039 (Prerefunded 1/01/2019)	450,000	515,439
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039	50,000	56,687
East Hempfield Township, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2039	750,000	846,810
Lancaster County, PA, Hospital Authority Health System Rev. (Landis Homes Retirement Community Project), “A”, 5%, 7/01/2045	500,000	522,560

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2035	$500,000	$571,715
Montgomery County, PA, Industrial Development Authority Retirement Community Rev. (Lanier Village Estates, Inc.), “A-1”, 6.25%, 11/15/2029	250,000	282,358
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	400,000	406,876
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030	65,000	75,060
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040	105,000	120,391
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029	10,000	11,932
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039	70,000	85,305
		$5,620,939
Industrial Revenue - Environmental Services - 0.5%
Delaware County, PA, Industrial Development Authority Rev. (Covanta Project), “A”, 5%, 7/01/2043	$500,000	$506,545
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 7/01/2019	160,000	160,592
		$667,137
Industrial Revenue - Other - 1.1%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Procter & Gamble), 5.375%, 3/01/2031	$1,000,000	$1,293,010

Miscellaneous Revenue - Other - 1.0%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$145,000	$157,844
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	225,000	243,439
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	750,000	852,390
		$1,253,673
Sales & Excise Tax Revenue - 0.8%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$580,000	$685,693

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/2016	$120,000	$123,067
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	325,000	200,632
		$1,009,392
Secondary Schools - 2.9%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$345,000	$418,181
Montgomery County, PA, Higher Education & Health Authority Refunding Rev. (The Hill School Project), 5%, 8/15/2025	150,000	186,890
Montgomery County, PA, Higher Education & Health Authority Refunding Rev. (The Hill School Project), 5%, 8/15/2026	210,000	259,230
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2037	500,000	489,145
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Charter School), 6.375%, 11/15/2040	500,000	536,220
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 8/01/2035	665,000	737,192
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	400,000	427,624
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	400,000	461,456
		$3,515,938
Single Family Housing - Local - 0.2%
Allegheny County, PA, Residential Financing Authority, Single Family Mortgage Rev., “VV”, GNMA, 4.95%, 11/01/2037	$235,000	$238,083

Single Family Housing - State - 0.8%
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “97-A”, 4.5%, 10/01/2022	$910,000	$920,611

Solid Waste Revenue - 0.4%
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	$500,000	$552,245

State & Local Agencies - 3.5%
Commonwealth Financing Authority Rev., “A-2”, 5%, 6/01/2036	$1,500,000	$1,692,900
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/2018	815,000	891,488
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.176%, 6/01/2037	745,000	615,400

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., 5.5%, 7/01/2023 (Prerefunded 7/01/2018)	$60,000	$66,232
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., 5.5%, 7/01/2023 (Prerefunded 7/01/2018)	440,000	485,703
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/2034	500,000	564,975
		$4,316,698
Tax - Other - 1.5%
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2035	$750,000	$807,308
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	140,000	155,515
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	45,000	50,018
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	620,000	634,483
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/2037	125,000	140,359
		$1,787,683
Tax Assessment - 0.2%
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 7/01/2035	$220,000	$222,838

Tobacco - 1.7%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 6/01/2037	$665,000	$659,188
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	755,000	904,362
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	285,000	290,019
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	165,000	150,884
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/2021	40,000	40,015
		$2,044,468
Toll Roads - 1.9%
Delaware River Port Authority Rev., 5%, 1/01/2029	$1,145,000	$1,360,581
Pennsylvania Turnpike Commission Rev., “B”, 5%, 12/01/2030	525,000	631,118
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	140,000	175,714

Issuer	Shares/Par	Value ($)
Toll Roads - continued
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	$110,000	$135,678
		$2,303,091
Transportation - Special Tax - 2.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$130,000	$132,467
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	270,000	270,689
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	380,000	365,081
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	745,000	752,413
Pennsylvania Turnpike Commission (Motor License Fund), “B”, 5%, 12/01/2030	1,000,000	1,150,730
		$2,671,380
Universities - Colleges - 17.7%
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), 5%, 3/01/2033	$1,250,000	$1,327,700
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), “A”, 5%, 3/01/2032	500,000	584,965
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 10/15/2038	250,000	269,313
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.75%, 10/15/2040	500,000	542,675
Commonwealth of Pennsylvania, State Public School Building Authority Rev. (Montgomery County Community College), 5%, 5/01/2033	1,000,000	1,164,880
Crawford County, PA, Industrial Development Authority, College Rev., “A”, 6%, 11/01/2031	250,000	278,640
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), 5%, 11/01/2026	1,000,000	1,066,190
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), “HH1”, 5%, 11/01/2039	300,000	328,788
Delaware County, PA, Authority University Rev. (Neumann University), 5.25%, 10/01/2031	565,000	611,952
Delaware County, PA, Authority University Rev. (Neumann University), 6.125%, 10/01/2034 (Prerefunded 10/01/2018)	750,000	846,960
Delaware County, PA, Authority University Rev. (Villanova University), 5.25%, 12/01/2031	350,000	395,087
Erie, PA, Higher Education Building Authority Rev. (Gannon University), “A”, 5.5%, 5/01/2040	1,000,000	1,076,640

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	$1,050,000	$1,155,609
Lancaster, PA, Higher Education Authority College Rev. (Franklin & Marshall College), 5%, 4/15/2037	500,000	535,455
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/2017	505,000	535,568
Northampton County, PA, General Purpose Authority Rev. (Lafayette College), 5%, 11/01/2034	250,000	272,153
Northampton County, PA, General Purpose Authority Rev. (Lehigh University), 5.5%, 11/15/2033	500,000	558,560
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), NATL, 5%, 5/01/2037	630,000	665,129
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), “A”, 5.25%, 5/01/2027	500,000	520,940
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), “A”, 5%, 5/01/2037	500,000	514,790
Pennsylvania Higher Educational Facilities Authority Rev. (Philadelphia University), 5.5%, 6/01/2020	500,000	503,255
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/2041	500,000	569,440
Philadelphia, PA, Authority for Industrial Development Rev. (Temple University), 5%, 4/01/2027	805,000	982,808
Philadelphia, PA, Authority for Industrial Development Rev. (Temple University), 5%, 4/01/2036	750,000	869,468
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	95,000	83,394
Snyder County, PA, Higher Education Authority Rev. (Susquehanna University), 5%, 1/01/2038	1,000,000	1,074,820
Union County, PA, Higher Educational Facilities Financing Authority, University Rev. (Bucknell University), “B”, 5%, 4/01/2027	520,000	642,127
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	25,000	24,851
Washington County, PA, Industrial Development Authority College Rev. (Washington Jefferson College), 5.25%, 11/01/2030	1,000,000	1,133,260
Wilkes-Barre, PA, Finance Authority Rev. (The University of Scranton), 5%, 11/01/2035	1,000,000	1,123,960
Wilkes-Barre, PA, Finance Authority Rev. (The University of Scranton), “A”, 5%, 11/01/2026	1,000,000	1,203,800
		$21,463,177

Issuer	Shares/Par	Value ($)
Universities - Dormitories - 3.1%
Clarion County, PA, Industrial Development Authority Student Housing Rev. (Clarion University Foundation, Inc.), “A”, 5%, 7/01/2045	$1,000,000	$1,053,090
East Hempfield, PA, Industrial Development Authority Rev. (Millersville University Student Services), 5%, 7/01/2046	1,000,000	1,058,810
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 7/01/2043	1,000,000	1,078,600
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 10/01/2043	500,000	559,760
		$3,750,260
Utilities - Investor Owned - 2.3%
Clarion County, PA, Industrial Development Authority, Water Facility Rev. (Pennsylvania American Water Co.), 5.5%, 12/01/2039	$1,000,000	$1,093,060
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	415,000	483,728
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/2029 (Put Date 8/01/2016)	110,000	111,641
Pennsylvania Economic Development Financing Authority, Water Facilities Rev. (Aqua Pennsylvania, Inc.), “A”, 5%, 10/01/2039	1,000,000	1,107,890
		$2,796,319
Utilities - Municipal Owned - 1.9%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	$315,000	$354,340
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	95,000	109,702
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	105,000	120,229
Philadelphia, PA, Gas Works Rev., 5%, 8/01/2031	500,000	585,745
Philadelphia, PA, Gas Works Rev., 5.25%, 8/01/2040	1,000,000	1,117,910
		$2,287,926
Utilities - Other - 1.9%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$545,000	$772,837
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	280,000	394,568
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	420,000	472,412
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	235,000	278,287
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	255,000	292,477
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	75,000	84,095
		$2,294,676

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - 7.1%
Allegheny County, PA, Sanitation Authority Sewer Rev., BAM, 5%, 12/01/2030	$500,000	$607,735
Allegheny County, PA, Sanitation Authority Sewer Rev., AGM, 5%, 6/01/2040	1,000,000	1,132,160
Bucks County, PA, Water & Sewer Authority, Water System Rev., 5%, 12/01/2033	1,000,000	1,135,390
Canonsburg-Houston, PA, Joint Authority Sewer Rev., “A”, 5%, 12/01/2040	1,000,000	1,146,810
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 12/01/2042	500,000	540,830
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	45,000	45,884
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	105,000	106,169
Delaware County, PA, Regional Water Quality Control Authority Rev., 5%, 5/01/2027	450,000	549,221
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	45,000	51,522
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	120,000	140,254

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	$260,000	$289,445
Harrisburg, PA, Water Authority Rev., 5.25%, 7/15/2031	1,000,000	1,026,800
Philadelphia, PA, Water & Wastewater Rev., “A”, 5.25%, 1/01/2032	1,000,000	1,096,090
St. Mary’s, PA, Water Authority Rev., 5.15%, 2/01/2030	750,000	817,890
		$8,686,200
Total Municipal Bonds (Identified Cost, $109,185,634)		$118,698,453

Money Market Funds - 2.3%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	2,755,968	$2,755,968
Total Investments (Identified Cost, $111,941,602)		$121,454,421

Other Assets, Less Liabilities - (0.0)%		(25,109)
Net Assets - 100.0%		$121,429,312

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/16

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.4%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.1%
Charleston County, SC, Airport District Rev., “A”, 5.25%, 7/01/2021	$2,000,000	$2,358,400
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	220,000	249,192
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	155,000	173,019
Horry County, SC, Airport Rev. (Myrtle Beach International Airport), “A”, 5%, 7/01/2040	2,250,000	2,497,455
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	10,000	11,393
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	90,000	100,870
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	75,000	81,878
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	120,000	130,081
		$5,602,288
General Obligations - General Purpose - 7.8%
Aiken County, SC, County Administration Building Project, 5%, 3/01/2025	$910,000	$1,091,308
Berkeley County, SC, General Obligation, “A”, 5%, 3/01/2027	2,020,000	2,557,118
Charleston County, SC, General Obligation, Transportation Sales Tax, 5%, 11/01/2020	2,000,000	2,355,500
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	495,000	515,241
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	65,000	67,561
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	280,000	300,182
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	50,000	60,800
Laurens County, SC, School District No. 56, 6.125%, 3/01/2033 (Prerefunded 3/01/2019)	1,000,000	1,150,180
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2016	165,000	166,119
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	105,000	108,218
Richland County, SC, General Obligation, “B”, 5%, 3/01/2023	1,000,000	1,241,030
South Carolina, State Highway, “A”, 5%, 6/01/2018	3,000,000	3,275,400
York County, SC, 5%, 11/01/2021	1,000,000	1,202,800
		$14,091,457

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 11.0%
Anderson County, SC, School District, “A”, 5%, 3/01/2021	$1,065,000	$1,261,407
Anderson County, SC, School District, “A”, 5%, 3/01/2026	1,240,000	1,586,828
Chesterfield County, SC, School District, 5%, 3/01/2025	1,000,000	1,196,830
Greenwood, SC, Fifty School Facilities, Inc., Installment Purchase Rev. (Greenwood School District No. 50), BAM, 5%, 12/01/2028	3,000,000	3,661,740
Lexington County, SC, School District No. 1, “A”, 5%, 3/01/2023	1,030,000	1,270,732
Oconee County, GA, General Obligation, “A”, 5%, 3/01/2022	805,000	970,878
Orangeburg County, SC, Consolidated School District, 4%, 4/01/2019	1,315,000	1,433,153
Richland County, SC, School District No. 1, “A”, 5%, 3/01/2025	2,000,000	2,367,400
Richland County, SC, School District No. 1, “A”, 5%, 3/01/2029	3,000,000	3,541,980
Sumter, SC, School Facilities, Inc., Installment Purchase Rev. (Sumter Two School Facilities, Inc.), BAM, 5%, 12/01/2026	1,000,000	1,215,060
Sumter, SC, School Facilities, Inc., Installment Purchase Rev. (Sumter Two School Facilities, Inc.), BAM, 5%, 12/01/2027	1,195,000	1,437,095
		$19,943,103
Healthcare Revenue - Hospitals - 15.5%
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	$400,000	$438,720
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	925,000	1,053,335
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, 5%, 11/01/2037	3,000,000	3,340,710
Greenville, SC, Hospital Systems, Hospital Facilities Rev., 6%, 5/01/2020	3,400,000	3,796,474
Greenwood County, SC, Hospital Rev. (Self Regional Healthcare), 5.375%, 10/01/2039	1,000,000	1,108,170
Greenwood County, SC, Hospital Rev. (Self Regional Healthcare), “B”, 5%, 10/01/2031	1,950,000	2,187,725
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028	550,000	624,652
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	480,000	575,482
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	155,000	176,162

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	$180,000	$205,436
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	605,000	695,127
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	865,000	996,627
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2032	1,500,000	1,578,555
Lexington County, SC, Health Services District, Inc., Hospital Rev., Refunding & Improvement, 5%, 11/01/2026	500,000	579,000
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/2036	465,000	472,059
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027	400,000	448,100
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039	445,000	493,220
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 1/01/2029 (Prerefunded 1/01/2019)	585,000	671,188
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	915,000	1,076,928
South Carolina Jobs & Economic Development Authority Hospital Rev. (Conway Hospital, Inc.), 5%, 7/01/2037	1,250,000	1,365,375
South Carolina Jobs & Economic Development Authority Hospital Rev. (Palmetto Health), 5.75%, 8/01/2039	275,000	298,350
South Carolina Jobs & Economic Development Authority Hospital Rev. (Palmetto Health), “A”, 5.25%, 8/01/2030	1,000,000	1,152,060
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Anmed Health), “B”, ASSD GTY, 5.5%, 2/01/2038	1,500,000	1,658,505
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Tuomey Health), CIFG, 5%, 11/01/2030	375,000	376,335
Spartanburg County, SC, Regional Health Services District, “A”, 5%, 4/15/2037	2,000,000	2,202,000
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	105,000	124,443
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	255,000	304,253
		$27,998,991

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - 0.9%
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 11/15/2047	$205,834	$207,775
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 11/15/2047	151,747	15,912
South Carolina Jobs & Economic Development Authority, Health & Facilities Rev., First Mortgage (Wesley Commons), 5.125%, 10/01/2026	400,000	401,428
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5%, 5/01/2043	750,000	771,128
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	250,000	259,623
		$1,655,866
Industrial Revenue - Other - 0.6%
Calhoun County, SC, Solid Waste Disposal Facilities Rev. (Carolina Eastman Co.), ETM, 6.75%, 5/01/2017	$1,000,000	$1,062,880

Industrial Revenue - Paper - 0.7%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	$1,000,000	$1,082,120
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	100,000	123,036
		$1,205,156
Miscellaneous Revenue - Other - 0.0%
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	$45,000	$50,610

Multi-Family Housing Revenue - 0.5%
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5%, 2/20/2038	$1,000,000	$1,001,160

Port Revenue - 1.0%
South Carolina Port Authority Rev., 5%, 7/01/2028	$300,000	$354,252
South Carolina Port Authority Rev., 5%, 7/01/2029	450,000	528,570
South Carolina Port Authority Rev., 5%, 7/01/2033	500,000	574,565
South Carolina Ports Authority, Ports Rev., 5.25%, 7/01/2040	250,000	280,553
		$1,737,940
Sales & Excise Tax Revenue - 0.6%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$725,000	$839,072

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	$475,000	$293,232
		$1,132,304
Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042	$220,000	$233,149

Single Family Housing - State - 1.1%
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 8/01/2026	$830,000	$831,353
South Carolina Housing, Finance & Development Authority Rev., “C-2”, AGM, 4.6%, 7/01/2032	1,090,000	1,092,976
		$1,924,329
Solid Waste Revenue - 0.6%
Three Rivers, SC, Solid Waste Authority Rev., 5%, 10/01/2028 (Prerefunded 10/01/2017)	$1,000,000	$1,063,890

State & Local Agencies - 10.4%
Berkeley County, SC, General Obligation, “A”, 5%, 3/01/2024	$1,000,000	$1,247,240
Berkeley County, SC, School District Special Obligation, 5%, 12/01/2020	800,000	922,240
Berkeley County, SC, School District Special Obligation, 5%, 12/01/2021	1,000,000	1,173,880
Charleston County, SC, Special Source Rev., “C”, 5%, 12/01/2021	1,000,000	1,198,150
Charleston, SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), 5%, 12/01/2031 (Prerefunded 12/01/2016)	3,720,000	3,830,744
Charleston, SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), “B”, 5%, 12/01/2030	3,595,000	4,312,957
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.176%, 6/01/2037	1,330,000	1,098,633
Greenville County, SC, School District Installment Purchase Rev., AGM, 5%, 12/01/2028 (Prerefunded 12/01/2016)	680,000	700,094
Los Angeles County, CA, Public Works Financing Authority Lease Rev., “D”, 5%, 12/01/2032	1,140,000	1,376,824
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	290,000	333,509
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2027	15,000	17,531
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2028	50,000	58,125
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2029	55,000	63,259
New Jersey Building Authority Rev., “A”, 4%, 6/15/2030	30,000	30,137

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/2028	$2,000,000	$2,393,980
		$18,757,303
Tax - Other - 5.0%
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, 5.5%, 7/01/2025	$45,000	$46,140
Greenville County, SC, Hospitality Tax Rev., AGM, 5%, 4/01/2022	1,025,000	1,185,033
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 4/01/2029	750,000	840,878
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 4/01/2030	500,000	560,535
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	180,000	199,948
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	60,000	66,691
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	305,000	290,821
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	290,000	297,688
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	1,195,000	1,222,915
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/2037	160,000	179,659
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/2024	585,000	670,311
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/2029	585,000	649,947
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/2032	2,100,000	2,263,989
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/2034	580,000	627,090
		$9,101,645
Tax Assessment - 0.2%
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 12/01/2037	$355,000	$355,401

Tobacco - 1.6%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 6/01/2037	$840,000	$832,658
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	850,000	1,018,156
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	235,000	214,896
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	920,000	827,954
		$2,893,664

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$335,000	$390,623
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	535,000	595,519
		$986,142
Transportation - Special Tax - 3.4%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$735,000	$748,950
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	20,000	19,845
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	100,000	100,595
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	750,000	720,555
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	1,110,000	1,121,045
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	65,000	63,462
South Carolina Transportation Infrastructure Rev., “A”, 5%, 10/01/2023	2,825,000	3,328,782
		$6,103,234
Universities - Colleges - 5.8%
College of Charleston, SC, Academic & Administrative Facilities Rev., “B”, 5%, 4/01/2022	$1,205,000	$1,441,770
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	200,000	229,558
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	75,000	66,266
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	125,000	109,729
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/2031	55,000	39,524
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/2042	30,000	21,554
South Carolina Educational Facilities Authority (Wofford College), 5.25%, 4/01/2032	1,000,000	1,035,540

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
South Carolina Jobs & Economic Development Authority (Furman University), 5%, 10/01/2028	$700,000	$851,459
South Carolina Jobs & Economic Development Authority (Furman University), 5%, 10/01/2030	1,800,000	2,155,302
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	30,000	29,822
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2035	1,000,000	1,120,820
University of South Carolina, Athletic Facilities Rev., “A”, 5.5%, 5/01/2038	1,000,000	1,078,520
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2040	2,000,000	2,237,460
		$10,417,324
Universities - Dormitories - 2.2%
University of South Carolina, Higher Education Rev., “A”, 5%, 6/01/2035	$2,555,000	$2,868,345
University of South Carolina, Higher Education Rev., “A”, 5%, 6/01/2039	1,000,000	1,075,100
		$3,943,445
Utilities - Investor Owned - 0.6%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$800,000	$932,488
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.592%, 8/01/2029 (Put Date 8/01/2016)	150,000	152,238
		$1,084,726
Utilities - Municipal Owned - 7.8%
Easley, SC, Utility Rev., AGM, 5.25%, 12/01/2031	$2,500,000	$2,749,400
Easley, SC, Utility Rev., ASSD GTY, 5%, 12/01/2034	2,325,000	2,590,422
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2024	860,000	1,036,584
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	145,000	167,440
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	170,000	194,657
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 1/01/2021	2,700,000	3,299,319
Piedmont, SC, Municipal Power Agency, “C”, AGM, 5%, 1/01/2030	1,000,000	1,131,720
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	20,000	20,376
South Carolina Public Service Authority Rev., “A”, 5.5%, 1/01/2038 (Prerefunded 1/01/2019)	2,305,000	2,593,010
South Carolina Public Service Authority, “A”, 5.5%, 1/01/2038 (Prerefunded 1/01/2019)	195,000	219,365
		$14,002,293

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - 2.1%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$685,000	$971,364
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 9/01/2042	790,000	858,074
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	130,000	166,988
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	270,000	317,712
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	290,000	343,418
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	570,000	699,453
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	330,000	378,500
		$3,735,509
Water & Sewer Utility Revenue - 15.3%
Charleston, SC, Waterworks & Sewer Rev., Capital Improvement, 5%, 1/01/2035	$1,000,000	$1,144,540
Columbia, SC, Waterworks & Sewer System Rev., 5%, 2/01/2020	120,000	137,623
Columbia, SC, Waterworks & Sewer System Rev., 5%, 2/01/2021	400,000	470,916
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2/01/2025	580,000	674,244
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2/01/2036	3,000,000	3,426,690
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	35,000	35,688
Dorchester County, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 10/01/2029	1,000,000	1,108,070
Greenville, SC, Renewable Water Resource Sewer Systems Rev., “A”, 5%, 1/01/2024 (Prerefunded 1/01/2020)	1,000,000	1,146,050
Greenwood, SC, Sewer Systems Rev., AGM, 5%, 10/01/2030	1,000,000	1,083,770
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	90,000	103,802
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	315,000	350,674
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	410,000	465,215
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), “B”, 5%, 7/01/2030	500,000	613,660
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), “B”, 5%, 7/01/2035	500,000	597,895

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Laurens County, SC, Water & Sewer Commission, Waterworks District (Rabon Creek), “A”, 5%, 3/01/2032	$1,405,000	$1,452,405
Lexington, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 1/15/2039	2,000,000	2,219,380
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/2032	50,000	57,294
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2035	30,000	34,120
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2037	70,000	79,069
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/2036	60,000	67,681
North Charleston, SC, Sewer District, 5%, 7/01/2039	3,425,000	3,949,231
Spartanburg, SC, Sanitary Sewer District Convertible Rev., “B”, 5%, 3/01/2034	2,000,000	2,351,920
Spartanburg, SC, Sanitary Sewer District Convertible Rev., “B”, 5%, 3/01/2033	1,000,000	1,148,280
Spartanburg, SC, Waterworks Rev., ASSD GTY, 5%, 6/01/2039	2,000,000	2,221,920
Spartanburg, SC, Waterworks Rev., “A”, AGM, 5%, 6/01/2017	2,040,000	2,144,101
Sumter, SC, Waterworks & Sewer Systems Rev., SYNCORA, 5%, 12/01/2025 (Prerefunded 12/01/2017)	540,000	577,714
		$27,661,952
Total Municipal Bonds (Identified Cost, $165,500,013)		$177,745,761

Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	792,476	$792,476
Total Investments (Identified Cost, $166,292,489)		$178,538,237

Other Assets, Less Liabilities - 1.1%		2,031,199
Net Assets - 100.0%		$180,569,436

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/16

MFS TENNESSEE MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.6%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.5%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$200,000	$237,679
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “A”, ASSD GTY, 5%, 7/01/2039	1,000,000	1,120,110
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “D”, 5%, 7/01/2025	1,000,000	1,158,790
Metropolitan Government of Nashville, TN, Airport Authority Improvement Rev., “B”, 5%, 7/01/2035	1,100,000	1,271,699
		$3,788,278
General Obligations - General Purpose - 18.9%
Chattanooga, TN, “B”, 4%, 10/01/2023	$1,325,000	$1,510,898
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	195,000	202,974
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	215,000	230,497
Johnson City, TN, 5%, 6/01/2031	1,000,000	1,105,650
Memphis, TN, “A”, 5%, 11/01/2022	1,500,000	1,836,690
Memphis, TN, “B”, 5%, 4/01/2034	1,025,000	1,207,317
Memphis, TN, Refunding General Improvement, “B”, 5%, 4/01/2031	1,000,000	1,193,040
Metropolitan Government of Nashville & Davidson County, TN, 5%, 7/01/2021	2,000,000	2,329,320
Metropolitan Government of Nashville & Davidson County, TN, 5%, 1/01/2028 (Prerefunded 1/01/2018)	2,000,000	2,146,760
Pigeon Forge, TN, Industrial Development Board, Public Facilities, 5%, 6/01/2034	1,000,000	1,124,560
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	190,000	195,824
Shelby County, TN, “A”, 4.75%, 3/01/2018	200,000	215,354
Shelby County, TN, “A”, 5%, 3/01/2028	2,000,000	2,388,060
Shelby County, TN, General Obligation Refunding Rev., “A”, 5%, 4/01/2027	1,000,000	1,298,660
State of Tennessee, “A”, 5%, 10/01/2029	1,500,000	1,784,235
Sumner County, TN, 5%, 6/01/2021	1,300,000	1,543,984
		$20,313,823
General Obligations - Schools - 1.9%
Williamson County, TN, School District, 5%, 4/01/2026	$740,000	$959,573
Williamson County, TN, School District, “A”, 4%, 3/01/2019	1,015,000	1,109,994
		$2,069,567
Healthcare Revenue - Hospitals - 17.0%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5%, 10/01/2044	$1,000,000	$1,111,790
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045	500,000	562,405

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “D”, 6.25%, 10/01/2033	$1,000,000	$1,121,770
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	295,000	323,556
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	680,000	774,343
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	405,000	485,563
Jackson, TN, Hospital Rev. (Jackson-Madison County General Hospital), 5%, 4/01/2028	1,500,000	1,777,650
Jackson, TN, Hospital Rev., Prerefunded & Improvement, 5.625%, 4/01/2038 (Prerefunded 4/01/2018)	730,000	799,598
Jackson, TN, Hospital Rev., Unfunded Balance, 5.625%, 4/01/2038	270,000	290,034
Johnson City, TN, Health & Education Financing Authority Rev. (Johnson City Medical Center Hospital), ETM, NATL, 5%, 7/01/2018	110,000	110,437
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 7/01/2031	400,000	404,124
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	790,000	907,686
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	265,000	305,325
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2024	1,000,000	1,188,520
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, AGM, 0%, 1/01/2041	900,000	263,655
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/2036	675,000	685,247
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 5%, 7/01/2040	1,750,000	2,016,665
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	85,000	98,774

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027	$510,000	$571,328
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	100,000	112,856
Rutherford County, TN, Health & Educational Facilities Board Rev. (Ascension Health Senior Credit Group), “C”, 5%, 11/15/2040	1,500,000	1,645,980
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), “B”, AGM, 5.25%, 9/01/2027 (Prerefunded 3/01/2018)	1,500,000	1,623,120
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	170,000	203,228
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/2039 (Prerefunded 2/15/2019)	785,000	912,013
		$18,295,667
Healthcare Revenue - Long Term Care - 2.8%
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5.125%, 4/01/2023	$350,000	$354,456
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Project), “A”, 5%, 2/15/2043	1,000,000	1,042,430
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board Rev. (The Blakeford at Green Hills), 5%, 7/01/2037	1,000,000	1,071,320
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2049	550,000	564,014
		$3,032,220
Miscellaneous Revenue - Entertainment & Tourism - 2.7%
Memphis-Shelby County, TN, Sports Authority, Inc. Rev., “B”, 5.375%, 11/01/2029	$2,500,000	$2,847,500

Miscellaneous Revenue - Other - 4.1%
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 8/01/2017	$235,000	$235,002
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Rev., Public Improvement, “A”, 5%, 8/01/2021	535,000	633,681
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Rev., Public Improvement, “A”, 5%, 8/01/2023	1,205,000	1,478,065
Metropolitan Nashville Airport Authority, Special Facilities Rev. (Aero Nashville LLC Project), 5.2%, 7/01/2026	835,000	899,554

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	$980,000	$1,142,494
		$4,388,796
Sales & Excise Tax Revenue - 2.0%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$480,000	$567,470
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	300,000	334,887
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	725,000	843,414
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	285,000	175,939
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	2,890,000	231,084
		$2,152,794
Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042	$130,000	$137,770

Single Family Housing - State - 1.6%
Tennessee Housing Development Agency Rev., Homeownership Program, 5%, 7/01/2029	$610,000	$636,730
Tennessee Housing Development Agency Rev., Homeownership Program, “2”, 4.55%, 7/01/2024	1,045,000	1,108,975
		$1,745,705
State & Agency - Other - 1.0%
Hardeman County, TN, Industrial Development Board Rev., “B”, ASSD GTY, 5%, 6/01/2040	$1,000,000	$1,043,970

State & Local Agencies - 10.1%
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/2020	$700,000	$812,595
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/2024	1,000,000	1,156,940
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.176%, 6/01/2037	795,000	656,702
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/2033 (Prerefunded 5/01/2018)	1,640,000	1,786,255
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/2033 (Prerefunded 5/01/2018)	360,000	392,026
Tennessee School Board Authority, Higher Education Facilities Second Program, “B”, 5%, 11/01/2045	1,285,000	1,518,780
Tennessee School Board Authority, Higher Education Facilities Second Program, “B”, 5%, 11/01/2028	1,000,000	1,253,820

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Tennessee School Bond Authority, “A”, 5%, 11/01/2043	$1,000,000	$1,161,400
Tennessee School Bond Authority, “C”, AGM, 5%, 5/01/2032	2,000,000	2,089,020
		$10,827,538
Tax - Other - 1.4%
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, 5.5%, 7/01/2025	$25,000	$25,634
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	150,000	166,623
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	50,000	55,576
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	180,000	171,632
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	170,000	174,507
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	390,000	399,110
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/2025	250,000	280,728
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	245,000	279,768
		$1,553,578
Tobacco - 1.8%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	$200,000	$239,566
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	245,000	249,314
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	190,000	173,746
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	550,000	494,973
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/2031	750,000	750,188
		$1,907,787
Toll Roads - 0.6%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$200,000	$233,208
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	320,000	356,198
		$589,406
Transportation - Special Tax - 1.7%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2028	$600,000	$640,230
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	15,000	14,884

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	$45,000	$45,268
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	415,000	398,707
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	655,000	661,517
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	40,000	39,054
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	60,000	60,710
		$1,860,370
Universities - Colleges - 7.7%
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.625%, 10/01/2039	$500,000	$539,760
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	250,000	270,718
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 4%, 9/01/2023	1,000,000	1,115,050
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 5%, 9/01/2028	500,000	583,015
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 5%, 9/01/2030	375,000	432,255
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Lipscomb University Project), “A”, 5%, 10/01/2041	1,000,000	1,134,620
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board, 5%, 10/01/2034	2,500,000	2,824,200
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	120,000	137,735
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5.375%, 12/01/2021	25,000	24,621
Shelby County, TN, Health Educational & Housing Facilities Rev. (Rhodes College), 5.5%, 8/01/2040	1,000,000	1,183,140
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	15,000	14,911
		$8,260,025
Universities - Dormitories - 0.5%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (CDFI Phase I LLC, University of Tennessee at Chattanooga), 5%, 10/01/2035	$500,000	$563,620

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - 8.6%
Chattanooga, TN, Electric Rev., “A”, 5%, 9/01/2033 (Prerefunded 3/01/2018)	$2,000,000	$2,160,660
Citizens Gas Utility District, TN, Gas Rev., 5%, 5/01/2035	1,000,000	1,067,280
Clarksville, TN, Electric System Rev., “A”, 5%, 9/01/2034	1,250,000	1,409,988
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	300,000	337,467
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040	470,000	520,163
Johnson City, TN, Electric Rev., AGM, 5%, 5/01/2029	1,000,000	1,075,440
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	195,000	224,829
Memphis, TN, Electric Systems Rev., 5%, 12/01/2034	1,000,000	1,201,450
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 5/15/2028	1,000,000	1,237,960
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	10,000	10,188
		$9,245,425
Utilities - Other - 1.8%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$225,000	$264,760
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	115,000	136,183
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2023	85,000	101,623
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	1,200,000	1,472,532
		$1,975,098
Water & Sewer Utility Revenue - 8.8%
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2030	$150,000	$167,424
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2029	1,000,000	1,179,960
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	65,000	74,968
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	300,000	340,401

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Harpeth Valley, TN, Utilities District, Davidson & Williamson Counties Rev., FGIC, 5.25%, 9/01/2037 (Prerefunded 9/01/2017)	$1,000,000	$1,063,920
Memphis, TN, Sanitary Sewerage System Rev., 5%, 10/01/2021	865,000	1,008,365
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Rev., 5%, 7/01/2032	2,000,000	2,365,960
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/2032	30,000	34,379
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2035	20,000	22,747
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2037	45,000	50,830
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/2036	35,000	39,481
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	65,000	87,052
South Blount County, TN, Utility District Waterworks Rev., AGM, 5%, 12/01/2033	2,140,000	2,390,765
Wilson County, TN, West Wilson Utility District Waterworks Rev., 5%, 6/01/2030	550,000	670,857
		$9,497,109
Total Municipal Bonds (Identified Cost, $98,336,476)		$106,096,046

Money Market Funds - 1.8%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	1,884,410	$1,884,410
Total Investments (Identified Cost, $100,220,886)		$107,980,456

Other Assets, Less Liabilities - (0.4)%		(380,830)
Net Assets - 100.0%		$107,599,626

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/16

MFS VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 100.5%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.3%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$510,000	$606,099
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	855,000	990,124
Metropolitan Washington, DC, Airport Authority Rev., 5.375%, 10/01/2028	1,500,000	1,645,200
Metropolitan Washington, DC, Airport Authority Rev., “B”, 5%, 10/01/2027	980,000	1,189,269
Metropolitan Washington, DC, Airport Authority Rev., “B”, 5%, 10/01/2028	1,000,000	1,205,080
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/2023	2,000,000	2,342,200
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/2024	1,000,000	1,163,960
		$9,141,932
General Obligations - General Purpose - 13.5%
Arlington County, VA, General Obligation, “A”, 5%, 8/01/2022	$1,950,000	$2,395,244
Chesapeake, VA, “B”, 5%, 6/01/2023	1,930,000	2,280,314
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	790,000	822,303
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	925,000	1,116,586
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	540,000	578,923
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	110,000	133,760
Isle Wight County, VA, “A”, 4%, 4/01/2020	1,045,000	1,166,105
Loudoun County , VA, General Obligation Public Improvement, “A”, 5%, 12/01/2022	3,000,000	3,710,880
Loudoun County , VA, General Obligation Public Improvement, “B”, 5%, 11/01/2018	5,500,000	6,092,845
Lynchburg, VA, Public Improvement, 5%, 12/01/2023	1,000,000	1,168,720
Lynchburg, VA, Public Improvement, 5%, 6/01/2026	1,000,000	1,232,330
Portsmouth, VA, General Obligation Public Improvement, “A”, 5%, 2/01/2022	1,255,000	1,515,274
Portsmouth, VA, General Obligation Public Improvement, “A”, 5%, 2/01/2032	500,000	594,645
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2016	255,000	256,729
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	650,000	669,923
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	550,000	567,787
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	165,000	170,057
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AMBAC, 5.45%, 7/01/2030	380,000	380,186

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Richmond, VA, Public Improvement, “A”, 5%, 3/01/2024	$1,785,000	$2,186,786
Richmond, VA, Public Improvement, “A”, 5%, 3/01/2028	220,000	265,536
Stafford County, VA, General Obligation Public Improvement, 5%, 7/01/2022	555,000	679,381
Suffolk, VA, General Obligation, 5%, 12/01/2021	3,330,000	4,024,871
Suffolk, VA, General Obligation, 5%, 12/01/2022	2,480,000	3,064,090
Virginia Beach, VA, Public Improvement, “B”, 5%, 4/01/2022	2,000,000	2,438,740
		$37,512,015
Healthcare Revenue - Hospitals - 16.5%
Charlotte County, VA, Industrial Development Authority Rev. (Halifax Hospital), 5%, 9/01/2037	$1,000,000	$1,037,104
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health System Project), “A”, 5.5%, 5/15/2035	1,500,000	1,693,605
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health System Project), “A”, 5%, 5/15/2044	2,000,000	2,289,480
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health System Project), “C”, 5%, 5/15/2025	500,000	559,200
Fauquier County, VA, Industrial Development Authority Hospital Authority Rev. (Fauquier Hospital Obligation Group), “B”, 5.25%, 10/01/2037 (Prerefunded 10/01/2017)	2,000,000	2,135,240
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2031	750,000	857,183
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2033	1,000,000	1,133,580
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Medicorp Health System), 5.25%, 6/15/2019	1,125,000	1,230,368
Henrico County, VA, Economic Development Authority Rev. (Bon Secours Health Systems, Inc.), “B-2”, AGM, 5.25%, 11/01/2042	1,705,000	1,906,821
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), NATL, 6.25%, 8/15/2020	1,500,000	1,681,305
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	970,000	1,162,952

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	$375,000	$426,199
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	395,000	450,817
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/2036	1,635,000	1,659,819
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027	635,000	711,359
Norfolk, VA, Economic Development Authority Health Care Facilities Rev. (Sentara Healthcare), “B”, 5%, 11/01/2036	2,875,000	3,329,538
Roanoke, VA, Economic Development Authority Hospital Rev. (Carilion Medical Center), 5%, 7/01/2033	2,385,000	2,649,330
Roanoke, VA, Industrial Development Authority Hospital Rev. (Carilion Health Systems), “B”, 5%, 7/01/2038 (Prerefunded 7/01/2020)	45,000	52,369
Roanoke, VA, Industrial Development Authority Hospital Rev. (Carilion Health Systems), “B”, AGM, 5%, 7/01/2038	2,955,000	3,253,514
Roanoke, VA, Industrial Development Authority Hospital Rev. (Roanoke Memorial Hospital), “B”, ETM, NATL, 6.125%, 7/01/2017	1,590,000	1,651,406
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	1,805,000	2,124,431
Virginia Small Business Financing Authority Hospital Rev. (Wellmont Health Project), “A”, 5.25%, 9/01/2037	2,000,000	2,078,880
Virginia Small Business Financing Authority, Healthcare Facility Rev. (Sentra Healthcare), 5%, 11/01/2040	4,000,000	4,479,880
Washington County, VA, Industrial Development Authority, Hospital Facilities Rev. (Mountain States Health Alliance), “C”, 7.5%, 7/01/2029	1,400,000	1,595,272
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	220,000	260,737
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	530,000	632,370
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), “A”, 5%, 1/01/2044	2,000,000	2,255,520
Winchester, VA, Economic Development Authority Rev., (Valley Health System Obligated Group), 5%, 1/01/2028	600,000	725,592

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Winchester, VA, Economic Development Authority Rev., (Valley Health System Obligated Group), 5%, 1/01/2030	$400,000	$478,388
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/2031 (Prerefunded 8/15/2016)	1,280,000	1,302,438
		$45,804,697
Healthcare Revenue - Long Term Care - 2.4%
Albemarle County, VA, Economic Development Authority, Residential Care Facilities Rev. (Westminster-Canterbury Blue Ridge), “A”, 5%, 1/01/2042	$1,000,000	$1,046,530
Alexandria, VA, Industrial Development Authority, Residential Care Facilities Mortgage Rev. (Goodwin House, Inc.), 5%, 10/01/2030	1,000,000	1,164,260
Chesterfield County, VA, Health Center Commission Residential Care Facility, 6.25%, 12/01/2038	750,000	750,053
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/2024	395,000	447,638
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/2025	385,000	432,440
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 2%, 10/01/2048	200,800	9,054
Lexington, VA, Industrial Development Authority Residential Care Facilities (Kendal at Lexington), “A”, 5.5%, 1/01/2037	1,000,000	1,017,600
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5.375%, 1/01/2046	500,000	512,490
Suffolk, VA, Industrial Development Authority, Retirement Facilities Rev. (Lake Prince Center, Inc.), 5.3%, 9/01/2031	750,000	752,483
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030	175,000	202,085
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040	265,000	303,844
		$6,638,477
Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	$100,000	$122,267
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	130,000	159,947
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2019 (a)(d)	1,683,272	17
		$282,231

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - 0.0%
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	$80,000	$89,973

Multi-Family Housing Revenue - 7.0%
Arlington County, VA, Industrial Development Authority Rev. (Colonial Village), FNMA, 5.15%, 11/01/2031 (Put Date 11/01/2019)	$2,610,000	$2,656,797
Virginia Housing Development Authority Rev., “C”, 5.625%, 11/01/2038	1,355,000	1,369,553
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5.5%, 6/01/2030	1,450,000	1,601,482
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5%, 6/01/2045	3,050,000	3,192,100
Virginia Housing Development Authority Rev., Rental Housing, “E”, 4.8%, 10/01/2039	3,000,000	3,118,830
Virginia Housing Development Authority Rev., Rental Housing, “F”, 4.8%, 4/01/2037	1,330,000	1,399,027
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5.1%, 1/01/2041	3,770,000	3,993,863
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5%, 4/01/2045	2,125,000	2,222,729
		$19,554,381
Port Revenue - 1.3%
Virginia Port Authority Facilities Rev, “A”, 5%, 7/01/2031	$3,000,000	$3,542,490

Sales & Excise Tax Revenue - 0.7%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$1,320,000	$1,527,689
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	40,000	45,922
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	750,000	462,998
		$2,036,609
Secondary Schools - 0.7%
Alexandria, VA, Industrial Development Authority, Educational Facilities Rev. (Episcopal High School), “A”, 5%, 1/01/2040	$1,900,000	$2,052,665

Single Family Housing - State - 1.2%
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 8/01/2026	$1,370,000	$1,372,233
Virginia Housing Development Authority Commonwealth, “B”, 4.75%, 7/01/2032	2,000,000	2,007,240
		$3,379,473
State & Local Agencies - 11.6%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.176%, 6/01/2037	$1,955,000	$1,614,908
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), “A”, 5%, 10/01/2033	500,000	596,875

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), “A”, 5%, 10/01/2034	$1,000,000	$1,188,690
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 7/15/2035 (Prerefunded 7/15/2020)	1,000,000	1,197,490
Montgomery County, VA, Industrial Development Authority (Public Facilities Project), 5%, 2/01/2029	500,000	538,440
New River Valley, VA, Regional Jail Authority Rev., 5%, 10/01/2036	3,205,000	3,794,560
Powhatan County, VA, 5%, 1/15/2032	2,500,000	2,787,225
Stafford County, VA, Economic Development Authority Lease Rev., 5%, 4/01/2033 (Prerefunded 4/01/2018)	2,400,000	2,596,848
Stafford County, VA, Economic Development Authority Lease Rev., 5%, 4/01/2033	600,000	641,778
Virginia College Building Authority, Educational Facilities Rev., 5%, 2/01/2023	2,140,000	2,618,568
Virginia College Building Authority, Educational Facilities Rev. (21st Century College & Equipment), “A”, 5%, 2/01/2029	1,500,000	1,661,100
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “A”, 5%, 9/01/2027	3,000,000	3,550,560
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “B”, 5%, 9/01/2020	3,000,000	3,503,010
Virginia Public Building Authority Rev., “B”, 5.25%, 8/01/2028 (Prerefunded 8/01/2018)	1,000,000	1,099,020
Virginia Public Building Authority, Public Facilities Rev., “B”, 5%, 8/01/2029	950,000	1,068,370
Virginia Public Building Authority, Public Facilities Rev., “B-3”, 4%, 8/01/2021	1,000,000	1,137,840
Virginia Public School Authority (1997 Resolution), “A”, 5%, 8/01/2019	1,175,000	1,329,994
Virginia Public School Authority (1997 Resolution), “A”, 5%, 8/01/2030	1,000,000	1,153,370
Virginia Resource Authority Infrastructure Rev. (Virginia Pooled Financing Program), “A”, 5%, 8/01/2029 (Prerefunded 8/01/2019)	100,000	113,450
		$32,192,096
Tax - Other - 2.4%
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, 5.5%, 7/01/2025	$65,000	$66,647
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	365,000	405,449
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	120,000	133,382
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	470,000	482,460
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	1,950,000	1,995,552

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/2029	$830,000	$926,048
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/2029	250,000	270,648
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/2039	285,000	302,539
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/2025	250,000	277,018
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/2029	1,645,000	1,794,103
		$6,653,846
Tax Assessment - 0.5%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	$750,000	$814,748
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.15%, 3/01/2035	500,000	519,020
		$1,333,768
Tobacco - 2.5%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.75%, 6/01/2034	$275,000	$256,383
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6%, 6/01/2042	1,110,000	1,051,703
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 6/01/2047	1,230,000	1,224,969
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	1,575,000	1,886,582
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	690,000	702,151
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/2021	140,000	140,052
Virginia Tobacco Settlement Financing Corp., “B-1”, 5%, 6/01/2047	2,000,000	1,669,980
		$6,931,820
Toll Roads - 2.3%
Metropolitan Washington, DC, Airports Authority Rev. Senior Lien (Dulles Toll Road), 5%, 10/01/2053	$2,000,000	$2,172,160
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC), 5%, 7/01/2034	2,500,000	2,712,625
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	565,000	658,813
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	905,000	1,007,374
		$6,550,972
Transportation - Special Tax - 3.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	$50,000	$49,614

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	$170,000	$171,012
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	900,000	864,666
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	1,695,000	1,711,865
Virginia Port Authority Rev., 5%, 7/01/2030	1,000,000	1,204,830
Virginia Port Authority Rev., 5%, 7/01/2031	500,000	597,170
Virginia Port Authority, Port Fund Rev., 5%, 7/01/2032	1,200,000	1,366,704
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.25%, 7/01/2029	1,485,000	1,671,561
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 7/01/2032	1,365,000	1,519,996
		$9,157,418
Universities - Colleges - 8.7%
Amherst, VA, Industrial Development Authority Rev. (Educational Facilities Sweet Briar), 5%, 9/01/2026	$1,770,000	$1,686,952
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2030	615,000	669,606
Prince William County, VA, Industrial Development Authority Rev. (George Mason University Foundation Prince William Life Sciences Lab), 5.5%, 9/01/2034	1,000,000	1,172,640
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	250,000	237,208
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	230,000	201,901
University of Virginia (University Rev.), 5%, 9/01/2025	3,760,000	4,461,503
University of Virginia, General Rev. Pledge Refunding, “A”, 5%, 6/01/2043	685,000	801,108
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “A”, 5%, 7/01/2035	1,000,000	1,049,780
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	1,000,000	1,068,660
Virginia College Building Authority, Educational Facilities Rev. (Regent University), 5%, 6/01/2026	2,000,000	2,001,700
Virginia College Building Authority, Educational Facilities Rev. (Richmond University), “A”, 5%, 3/01/2021	2,115,000	2,498,386
Virginia College Building Authority, Educational Facilities Rev. (Roanoke College), 4.5%, 4/01/2037	2,180,000	2,241,977

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), NATL, 5.25%, 1/01/2031	$1,000,000	$1,281,090
Virginia College Building Authority, Educational Facilities Rev. (Washington and Lee University), “A”, 5%, 1/01/2040	1,000,000	1,170,490
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	2,500,000	3,010,800
Virginia Small Business Financing Authority, Educational Facilities Rev. (Roanoke College), 5.5%, 4/01/2033	500,000	564,745
		$24,118,546
Utilities - Municipal Owned - 3.3%
Bristol, VA, Utility Systems Rev., ETM, AGM, 5.75%, 7/15/2016	$240,000	$243,682
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	785,000	883,039
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040	1,250,000	1,383,413
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	470,000	541,896
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	60,000	56,844
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	260,000	242,645
Puerto Rico Electric Power Authority Rev., “KK”, NATL, 5.5%, 7/01/2016	20,000	20,144
Puerto Rico Electric Power Authority Rev., “LL”, NATL, 5.5%, 7/01/2017	15,000	15,495
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	5,000	5,158
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	25,000	24,998
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	30,000	28,334
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/2018	20,000	20,508
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	185,000	175,898
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	35,000	35,658
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2027	2,555,000	3,098,576
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2038	2,000,000	2,326,620
		$9,102,908
Utilities - Other - 1.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	$945,000	$1,062,927
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	555,000	653,074
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	290,000	343,418

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2024	$215,000	$259,079
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	1,140,000	1,398,905
		$3,717,403
Water & Sewer Utility Revenue - 17.9%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$105,000	$107,063
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	250,000	252,783
Fairfax County, VA, Water Authority Rev., 5%, 4/01/2028	1,000,000	1,199,010
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	60,000	68,696
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	175,000	204,537
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	620,000	690,215
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 4/01/2033 (Prerefunded 4/01/2018)	1,255,000	1,359,767
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 4/01/2033 (Prerefunded 4/01/2018)	745,000	807,193
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 4/01/2038 (Prerefunded 4/01/2018)	3,750,000	4,063,050
James City, VA, Water & Sewer Rev., 5%, 1/15/2040	1,290,000	1,374,521
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/2032	80,000	91,676
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2035	50,000	56,867
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2037	110,000	124,252
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/2036	100,000	112,802
Norfolk, VA, Water Rev., 5%, 11/01/2028	1,000,000	1,188,050
Norfolk, VA, Water Rev. , 4.75%, 11/01/2038 (Prerefunded 11/01/2018)	4,000,000	4,399,520
Upper Occoquan, VA, Sewage Authority Regional Sewage Rev., 5%, 7/01/2041 (Prerefunded 7/01/2017)	2,000,000	2,107,600
Virginia Beach, VA, Water & Sewer System Rev., 5%, 10/01/2022	1,310,000	1,608,431
Virginia Resources Authority, Clean Water Rev., 4.75%, 10/01/2027 (Prerefunded 10/01/2017)	3,000,000	3,179,820
Virginia Resources Authority, Clean Water Rev., 5%, 10/01/2031 (Prerefunded 10/01/2019)	1,000,000	1,140,390

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Infrastructure Rev., 5.25%, 11/01/2033	$1,120,000	$1,238,653
Virginia Resources Authority, Infrastructure Rev. (Virginia Pooled Funding Program), “B”, 5%, 11/01/2040	1,400,000	1,591,240
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5%, 11/01/2038 (Prerefunded 11/01/2018)	2,600,000	2,876,978
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5%, 11/01/2025 (Prerefunded 11/01/2021)	95,000	114,513
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5.25%, 11/01/2033 (Prerefunded 11/01/2018)	175,000	194,758
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5.25%, 11/01/2033 (Prerefunded 11/01/2018)	1,705,000	1,897,495
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2025 (u)	1,245,000	1,494,050
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2027 (u)	5,755,000	6,885,685
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2028 (u)	3,000,000	3,582,270
Virginia Resources Authority, Infrastructure Rev., Unrefunded Balance, 5%, 11/01/2025	1,500,000	1,786,785

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2033	$2,245,000	$1,245,279
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2034	2,250,000	1,186,200
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2035	1,950,000	977,516
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2036	1,250,000	595,288
		$49,802,953
Total Municipal Bonds (Identified Cost, $260,484,190)		$279,596,673

Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	3,556,870	$3,556,870
Total Investments (Identified Cost, $264,041,060)		$283,153,543

Other Assets, Less Liabilities - (1.8)%		(5,009,229)
Net Assets - 100.0%		$278,144,314

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/16

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.5%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$155,000	$175,557
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	110,000	122,788
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	70,000	79,752
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	60,000	67,247
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	55,000	60,044
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	85,000	92,141
		$597,529
General Obligations - General Purpose - 3.9%
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	$35,000	$42,249
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	250,000	268,020
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	45,000	54,720
State of West Virginia, 4%, 6/01/2022	2,000,000	2,221,460
State of West Virginia, 4%, 6/01/2023	2,000,000	2,209,240
		$4,795,689
General Obligations - Schools - 8.3%
Hancock County, WV, Board of Education, 5%, 5/01/2019	$1,130,000	$1,263,487
Hancock County, WV, Board of Education, 4.5%, 5/01/2032	1,405,000	1,535,525
Monongalia County, WV, Board of Education, 5%, 5/01/2029	1,000,000	1,191,430
Monongalia County, WV, Board of Education, 5%, 5/01/2031	2,000,000	2,363,380
Putnam County, WV, Board of Education, 4%, 5/01/2020	2,500,000	2,788,350
Putnam County, WV, Board of Education, 4%, 5/01/2025	1,000,000	1,085,820
		$10,227,992
Healthcare Revenue - Hospitals - 17.6%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	$725,000	$825,587
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028	450,000	511,079
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	420,000	503,546

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 6/01/2025	$340,000	$390,585
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	410,000	471,078
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	290,000	334,129
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/2036	725,000	736,006
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), 5.125%, 7/01/2038	675,000	715,028
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/2039	855,000	972,255
Monongalia County, WV, Building Commission Hospital Rev. (Monongalia General Hospital), 6.5%, 7/01/2041	1,100,000	1,297,956
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	1,000,000	1,174,590
Princeton, WV, Hospital Rev. (Princeton Community Hospital), “A”, 5%, 5/01/2027	750,000	835,628
West Virginia Hospital Finance Authority Hospital Rev. (Camden Clark Memorial Hospital), ASSD GTY, 5.875%, 2/15/2034	1,000,000	1,111,760
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), “A”, 5%, 9/01/2028	1,000,000	1,162,570
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), “A”, ETM, 6.5%, 9/01/2023	2,000,000	2,423,220
West Virginia Hospital Finance Authority Hospital Rev. (Thomas Health System), 6.5%, 10/01/2038	500,000	527,630
West Virginia Hospital Finance Authority Hospital Rev. (United Hospital Center, Inc.), “A”, AMBAC, 5%, 6/01/2022	2,500,000	2,518,025
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/2044	1,000,000	1,128,240
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/2044	1,000,000	1,116,820
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System), “A”, 5.5%, 6/01/2044	1,460,000	1,692,724

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System), “E”, 5.625%, 6/01/2035	$1,000,000	$1,099,130
		$21,547,586
Miscellaneous Revenue - Other - 15.0%
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2020	$605,000	$695,266
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	140,000	152,401
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	215,000	232,619
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	580,000	621,922
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	545,000	635,366
West Virginia Building Commission, Lease Rev. (WV Regional Jail), “A”, AMBAC, 5.375%, 7/01/2018	5,075,000	5,442,887
West Virginia Economic Development Authority, Lottery Rev., “A”, 5%, 6/15/2040	2,475,000	2,790,241
West Virginia School Building Authority, Excess Lottery Rev., 5%, 7/01/2026	1,000,000	1,092,990
West Virginia School Building Authority, Excess Lottery Rev., 5%, 7/01/2028	750,000	819,743
West Virginia School Building Authority, Excess Lottery Rev., “B”, 5%, 7/01/2030	1,000,000	1,140,690
West Virginia School Building Authority, Lottery Capital Improvement Rev., “A”, 5%, 7/01/2031	1,890,000	2,279,718
West Virginia, Higher Education Policy Commission Rev. (Community & Technology-Capital Improvement), “A”, 5%, 7/01/2039	2,200,000	2,441,868
		$18,345,711
Sales & Excise Tax Revenue - 2.3%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	$335,000	$373,957
Guam Government Business Privilege Tax Rev., “A”, 5.125%, 1/01/2042	790,000	869,253
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2031	1,000,000	1,310,870
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	330,000	203,719
		$2,757,799
Single Family Housing - State - 1.1%
West Virginia Housing Development Fund, “A”, 2.95%, 11/01/2021	$300,000	$320,700
West Virginia Housing Development Fund, “A”, 3.8%, 11/01/2024	920,000	989,994
		$1,310,694

Issuer	Shares/Par	Value ($)
State & Local Agencies - 9.2%
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/2034	$545,000	$611,000
West Virginia Building Commission, Lease Rev., “B”, AMBAC, 5.375%, 7/01/2018	1,185,000	1,270,901
West Virginia Economic Development Authority, Auto Lease Rev., 5.2%, 5/01/2033	1,000,000	1,003,690
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), 5%, 6/01/2022	1,000,000	1,175,550
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), “A”, 5%, 6/01/2029	2,000,000	2,341,680
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 1/01/2025	645,000	647,677
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 1/01/2030	1,355,000	1,360,217
West Virginia Hospital Finance Authority Hospital Rev. (Veterans Nursing Home), 5.5%, 3/01/2034	795,000	796,041
West Virginia School Building Authority Rev., “A”, FGIC, 5%, 7/01/2020	2,000,000	2,107,340
		$11,314,096
Tax - Other - 2.7%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024	$160,000	$177,731
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029	55,000	61,134
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	890,000	848,624
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/2029	360,000	401,659
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/2024	415,000	475,519
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/2029	415,000	461,073
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/2034	420,000	454,100
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/2029	110,000	119,085
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/2039	120,000	127,385
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/2025	110,000	121,888
		$3,248,198
Tax Assessment - 0.6%
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 5%, 6/01/2033	$455,000	$455,496
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 6/01/2034	300,000	305,901
		$761,397

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tobacco - 0.7%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	$620,000	$742,655
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	190,000	173,746
		$916,401
Toll Roads - 0.3%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$155,000	$194,541
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	120,000	148,013
		$342,554
Transportation - Special Tax - 1.5%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$560,000	$570,629
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	105,000	105,625
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	385,000	369,885
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	750,000	757,463
		$1,803,602
Universities - Colleges - 18.3%
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/2021	$380,000	$437,296
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/2022	400,000	467,116
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/2023	420,000	486,196
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/2024	440,000	511,289
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/2024	765,000	934,425
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/2025	805,000	992,436
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/2026	840,000	1,024,976
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/2032	4,035,000	4,582,792
Marshall University, WV, University Rev., 5%, 5/01/2030	2,000,000	2,255,340
Marshall University, WV, University Rev., 5%, 5/01/2041	1,000,000	1,142,230
New York Dormitory Authority Rev. (New York University), “1”, AMBAC, 5.5%, 7/01/2040	555,000	758,763
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5.375%, 12/01/2021	25,000	24,621

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza), “A”, NATL, 5%, 7/01/2021	$1,270,000	$1,270,902
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	110,000	102,788
Shepherd University Board of Governors, WV Rev. (Residence Facilities Projects), NATL, 5%, 6/01/2035	1,675,000	1,680,678
West Virginia University, University Systems Rev., “A”, NATL, 5.5%, 4/01/2020	1,700,000	1,987,198
West Virginia University, University Systems Rev., “A”, NATL, 5.25%, 4/01/2028	3,035,000	3,760,699
		$22,419,745
Utilities - Investor Owned - 1.8%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$470,000	$547,837
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/2029 (Put Date 8/01/2016)	340,000	345,073
Pleasants County, WV, Pollution Control Rev. (Allegheny Community), “F”, 5.25%, 10/15/2037	300,000	312,237
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Appalachian Power Company- Amos Project), “A”, FRN, 1.9%, 3/01/2040 (Put Date 4/01/2019)	1,000,000	1,005,740
		$2,210,887
Utilities - Municipal Owned - 1.3%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	$325,000	$365,589
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2024	605,000	729,225
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2033	435,000	510,899
		$1,605,713
Utilities - Other - 1.8%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$615,000	$872,101
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	480,000	539,899
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	245,000	288,294
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	125,000	148,025
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	290,000	332,621
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	70,000	78,489
		$2,259,429

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - 11.4%
Berkeley County, WV, Public Service Sewer District, “A”, 5%, 3/01/2047	$1,000,000	$1,026,260
Berkeley County, WV, Public Service Sewer District, “C”, BAM, 4.5%, 10/01/2032	1,500,000	1,689,795
Fairmont, WV, Waterworks Rev., AMBAC, 5.25%, 7/01/2022	200,000	229,826
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	40,000	46,134
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	515,000	573,324
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	180,000	204,241
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	20,000	23,038
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	20,000	22,607
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/2032	35,000	40,108
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2035	20,000	22,747
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/2037	50,000	56,478
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/2036	40,000	45,121
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	75,000	100,445

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Parkersburg, WV, Waterworks & Sewerage System, “A”, BAM, 4%, 8/01/2022	$500,000	$556,840
Parkersburg, WV, Waterworks & Sewerage System, “A”, BAM, 4%, 8/01/2023	625,000	692,269
West Virginia Water Development Authority Rev. (Loan Program IV), “A”, AGM, 5%, 11/01/2044	2,000,000	2,006,960
West Virginia Water Development Authority Rev. (Loan Program IV), “B”, AMBAC, 5.125%, 11/01/2024	2,140,000	2,148,603
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/2038	3,000,000	3,406,980
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/2043	1,000,000	1,127,380
		$14,019,156
Total Municipal Bonds (Identified Cost, $112,382,543)		$120,484,178

Money Market Funds - 0.3%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	352,850	$352,850
Total Investments (Identified Cost, $112,735,393)		$120,837,028

Other Assets, Less Liabilities - 1.4%		1,730,687
Net Assets - 100.0%		$122,567,715

Portfolio Footnotes:

(a)	Non-income producing security.
(d)	In default.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
LOC	Letter of Credit
Insurers
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
CIFG	CDC IXIS Financial Guaranty
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/16

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Assets
Investments
Non-affiliated issuers, at identified cost	$80,272,434	$181,850,046	$318,810,435	$109,185,634
Underlying affiliated funds, at cost and net asset value	2,584,300	3,414,908	245,672	2,755,968
Total investments, at identified cost	$82,856,734	$185,264,954	$319,056,107	$111,941,602
Unrealized appreciation (depreciation)	6,932,540	16,263,131	26,876,987	9,512,819
Total investments, at value	$89,789,274	$201,528,085	$345,933,094	$121,454,421
Receivables for
Investments sold	20,190	—	65,000	—
Fund shares sold	76,826	470,476	748,279	112,488
Interest	1,127,359	2,598,211	4,991,266	1,696,593
Receivable from distributor	37	—	—	—
Other assets	599	1,097	1,697	757
Total assets	$91,014,285	$204,597,869	$351,739,336	$123,264,259

Liabilities
Payables for
Distributions	$25,989	$70,020	$120,752	$45,893
Investments purchased	1,232,020	1,828,422	14,351	1,166,190
Fund shares reacquired	70,553	471,914	819,828	515,232
Payable to affiliates
Investment adviser	2,286	5,088	8,811	3,090
Shareholder servicing costs	21,849	41,894	96,739	31,770
Distribution and service fees	—	3,315	4,856	2,386
Payable for independent Trustees’ compensation	2,267	2,960	5,285	2,255
Accrued expenses and other liabilities	62,616	71,129	77,804	68,131
Total liabilities	$1,417,580	$2,494,742	$1,148,426	$1,834,947
Net assets	$89,596,705	$202,103,127	$350,590,910	$121,429,312

Net assets consist of
Paid-in capital	$84,662,189	$190,560,797	$332,776,416	$116,318,865
Unrealized appreciation (depreciation) on investments	6,932,540	16,263,131	26,876,987	9,512,819
Accumulated net realized gain (loss) on investments	(2,043,257)	(4,701,002)	(9,149,682)	(4,402,765)
Accumulated undistributed (distributions in excess of) net investment income	45,233	(19,799)	87,189	393
Net assets	$89,596,705	$202,103,127	$350,590,910	$121,429,312

Statements of Assets and Liabilities – continued

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net assets
Class A	$88,069,818	$169,904,728	$289,166,523	$115,732,193
Class B	1,476,887	5,397,875	4,213,260	5,647,119
Class C	—	26,750,524	57,161,127	—
Class I (b)	50,000	50,000	50,000	50,000
Total net assets	$89,596,705	$202,103,127	$350,590,910	$121,429,312

Shares of beneficial interest outstanding
Class A	8,786,700	15,020,696	24,085,419	11,023,284
Class B	147,173	478,476	351,358	536,550
Class C	—	2,367,837	4,763,931	—
Class I (b)	5,000	5,000	5,000	5,000
Total shares of beneficial interest outstanding	8,938,873	17,872,009	29,205,708	11,564,834

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$10.02	$11.31	$12.01	$10.50
Offering price per share (100 / 95.75 × net asset value per share)	$10.46	$11.81	$12.54	$10.97

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$10.04	$11.28	$11.99	$10.52

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$11.30	$12.00	$—

Class I shares (b)
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$10.00	$10.00	$10.00	$10.00

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(b)	Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016.

See Notes to Financial Statements

Statements of Assets and Liabilities – continued

At 3/31/16	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Assets
Investments
Non-affiliated issuers, at identified cost	$165,500,013	$98,336,476	$260,484,190	$112,382,543
Underlying affiliated funds, at cost and net asset value	792,476	1,884,410	3,556,870	352,850
Total investments, at identified cost	$166,292,489	$100,220,886	$264,041,060	$112,735,393
Unrealized appreciation (depreciation)	12,245,748	7,759,570	19,112,483	8,101,635
Total investments, at value	$178,538,237	$107,980,456	$283,153,543	$120,837,028
Receivables for
Investments sold	16,308	60,176	—	—
Fund shares sold	97,768	305,275	545,973	227,831
Interest	2,383,460	1,442,853	3,921,126	1,740,134
Receivable from investment adviser	—	2,578	9,072	2,160
Other assets	1,009	713	1,459	773
Total assets	$181,036,782	$109,792,051	$287,631,173	$122,807,926

Liabilities
Payables for
Distributions	$29,658	$26,904	$105,599	$19,011
Investments purchased	9,567	1,964,994	3,776,412	4,784
Interest expense and fees	—	—	13,548	—
Fund shares reacquired	306,165	100,897	415,795	109,865
Payable to the holders of the floating rate certificates from trust assets	—	—	5,007,236	—
Payable to affiliates
Investment adviser	1,515	—	—	—
Shareholder servicing costs	45,038	32,446	82,352	36,031
Distribution and service fees	1,878	1,446	3,986	1,344
Payable for independent Trustees’ compensation	5,319	2,941	5,310	5,301
Accrued expenses and other liabilities	68,206	62,797	76,621	63,875
Total liabilities	$467,346	$2,192,425	$9,486,859	$240,211
Net assets	$180,569,436	$107,599,626	$278,144,314	$122,567,715

Net assets consist of
Paid-in capital	$174,929,938	$102,719,388	$265,800,118	$118,783,310
Unrealized appreciation (depreciation) on investments	12,245,748	7,759,570	19,112,483	8,101,635
Accumulated net realized gain (loss) on investments	(6,646,695)	(3,357,023)	(6,745,387)	(4,302,774)
Accumulated undistributed (distributions in excess of) net investment income	40,445	477,691	(22,900)	(14,456)
Net assets	$180,569,436	$107,599,626	$278,144,314	$122,567,715

Statements of Assets and Liabilities – continued

	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net assets
Class A	$176,281,607	$105,722,311	$251,732,902	$121,455,300
Class B	4,237,829	1,827,315	1,500,517	1,062,415
Class C	—	—	24,860,895	—
Class I (b)	50,000	50,000	50,000	50,000
Total net assets	$180,569,436	$107,599,626	$278,144,314	$122,567,715

Shares of beneficial interest outstanding
Class A	14,278,338	9,878,350	21,869,086	10,682,349
Class B	343,439	170,884	130,435	93,478
Class C	—	—	2,160,262	—
Class I (b)	5,000	5,000	5,000	5,000
Total shares of beneficial interest outstanding	14,626,777	10,054,234	24,164,783	10,780,827

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$12.35	$10.70	$11.51	$11.37
Offering price per share (100 / 95.75 × net asset value per share)	$12.90	$11.17	$12.02	$11.87

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$12.34	$10.69	$11.50	$11.37

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$—	$11.51	$—

Class I shares (b)
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$10.00	$10.00	$10.00	$10.00

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(b)	Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/16

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net Investment income
Interest	$3,802,799	$9,176,081	$14,848,036	$5,266,184
Dividends from underlying affiliated funds	2,463	8,512	5,563	4,485
Total investment income	$3,805,262	$9,184,593	$14,853,599	$5,270,669
Expenses
Management fee	$387,118	$877,554	$1,527,202	$525,397
Distribution and service fees	227,271	717,172	1,302,247	335,603
Shareholder servicing costs	62,878	132,740	305,286	102,831
Administrative services fee	23,119	40,137	62,670	27,916
Independent Trustees’ compensation	3,166	5,126	10,431	5,017
Custodian fee	20,738	35,865	48,283	28,453
Shareholder communications	6,853	12,945	18,009	12,235
Audit and tax fees	51,035	51,086	51,142	51,047
Legal fees	9,148	10,655	10,348	10,186
Miscellaneous	44,381	61,222	65,052	45,787
Total expenses	$835,707	$1,944,502	$3,400,670	$1,144,472
Fees paid indirectly	—	(1)	—	(3)
Reduction of expenses by investment adviser and distributor	(140,704)	(18,538)	(35,795)	(183,531)
Net expenses	$695,003	$1,925,963	$3,364,875	$960,938
Net investment income	$3,110,259	$7,258,630	$11,488,724	$4,309,731

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(25,111)	$204,182	$(33,994)	$179,033
Futures contracts	—	—	—	39,199
Net realized gain (loss) on investments	$(25,111)	$204,182	$(33,994)	$218,232
Change in unrealized appreciation (depreciation) on investments	$(13,827)	$174,978	$(278,525)	$173,508
Net realized and unrealized gain (loss) on investments	$(38,938)	$379,160	$(312,519)	$391,740
Change in net assets from operations	$3,071,321	$7,637,790	$11,176,205	$4,701,471

See Notes to Financial Statements

Statements of Operations – continued

Year ended 3/31/16	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net Investment income
Interest	$6,997,881	$4,211,277	$12,015,412	$5,088,356
Dividends from underlying affiliated funds	5,331	4,446	5,957	1,886
Total investment income	$7,003,212	$4,215,723	$12,021,369	$5,090,242
Expenses
Management fee	$783,448	$466,438	$1,241,433	$543,052
Distribution and service fees	468,573	273,435	886,507	310,791
Shareholder servicing costs	145,276	87,688	252,657	114,425
Administrative services fee	36,869	25,870	52,748	28,528
Independent Trustees’ compensation	5,549	4,887	10,291	5,409
Custodian fee	30,378	20,745	47,104	22,447
Shareholder communications	11,288	7,173	16,644	7,976
Audit and tax fees	51,072	51,044	51,120	51,050
Legal fees	9,146	10,996	9,729	7,440
Interest expense and fees	—	—	30,907	—
Miscellaneous	47,982	45,170	64,084	45,889
Total expenses	$1,589,581	$993,446	$2,663,224	$1,137,007
Fees paid indirectly	(1)	—	(2)	—
Reduction of expenses by investment adviser and distributor	(71,160)	(48,126)	(149,735)	(68,981)
Net expenses	$1,518,420	$945,320	$2,513,487	$1,068,026
Net investment income	$5,484,792	$3,270,403	$9,507,882	$4,022,216

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$294,866	$(207,442)	$475,540	$(76,436)
Futures contracts	39,199	—	62,998	—
Net realized gain (loss) on investments	$334,065	$(207,442)	$538,538	$(76,436)
Change in unrealized appreciation (depreciation) on investments	$133,846	$355,097	$340,439	$(78,892)
Net realized and unrealized gain (loss) on investments	$467,911	$147,655	$878,977	$(155,328)
Change in net assets from operations	$5,952,703	$3,418,058	$10,386,859	$3,866,888

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/16	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$3,110,259	$7,258,630	$11,488,724	$4,309,731
Net realized gain (loss) on investments	(25,111)	204,182	(33,994)	218,232
Net unrealized gain (loss) on investments	(13,827)	174,978	(278,525)	173,508
Change in net assets from operations	$3,071,321	$7,637,790	$11,176,205	$4,701,471

Distributions declared to shareholders
From net investment income	$(2,947,284)	$(6,483,590)	$(10,892,570)	$(4,047,342)
Change in net assets from fund share transactions	$1,890,260	$5,831,420	$8,227,302	$4,185,391
Total change in net assets	$2,014,297	$6,985,620	$8,510,937	$4,839,520

Net assets
At beginning of period	87,582,408	195,117,507	342,079,973	116,589,792
At end of period	$89,596,705	$202,103,127	$350,590,910	$121,429,312
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$45,233	$(19,799)	$87,189	$393

Year ended 3/31/16	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$5,484,792	$3,270,403	$9,507,882	$4,022,216
Net realized gain (loss) on investments	334,065	(207,442)	538,538	(76,436)
Net unrealized gain (loss) on investments	133,846	355,097	340,439	(78,892)
Change in net assets from operations	$5,952,703	$3,418,058	$10,386,859	$3,866,888

Distributions declared to shareholders
From net investment income	$(5,150,516)	$(3,085,662)	$(8,833,845)	$(3,731,761)
Change in net assets from fund share transactions	$4,244,609	$2,892,034	$(5,642,781)	$(455,799)
Total change in net assets	$5,046,796	$3,224,430	$(4,089,767)	$(320,672)

Net assets
At beginning of period	175,522,640	104,375,196	282,234,081	122,888,387
At end of period	$180,569,436	$107,599,626	$278,144,314	$122,567,715
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$40,445	$477,691	$(22,900)	$(14,456)

See Notes to Financial Statements

Statements of Changes in Net Assets – continued

Year ended 3/31/15	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$3,114,454	$6,479,800	$11,532,723	$3,975,437
Net realized gain (loss) on investments	(127,761)	583,370	302,393	(198,091)
Net unrealized gain (loss) on investments	3,122,975	8,219,620	11,297,297	5,382,978
Change in net assets from operations	$6,109,668	$15,282,790	$23,132,413	$9,160,324

Distributions declared to shareholders
From net investment income	$(3,054,047)	$(6,491,818)	$(10,957,227)	$(3,943,495)
Change in net assets from fund share transactions	$(2,936,635)	$1,450,895	$(10,207,779)	$(6,012,688)
Total change in net assets	$118,986	$10,241,867	$1,967,407	$(795,859)

Net assets
At beginning of period	87,463,422	184,875,640	340,112,566	117,385,651
At end of period	$87,582,408	$195,117,507	$342,079,973	$116,589,792
Undistributed net investment income included in net assets at end of period	$47,262	$70,811	$198,702	$82,634

Year ended 3/31/15	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$5,101,651	$3,315,896	$9,828,597	$4,067,914
Net realized gain (loss) on investments	(478,656)	(407,811)	(1,221,577)	(803,467)
Net unrealized gain (loss) on investments	7,845,970	4,316,728	10,628,975	5,138,843
Change in net assets from operations	$12,468,965	$7,224,813	$19,235,995	$8,403,290

Distributions declared to shareholders
From net investment income	$(5,137,897)	$(3,143,087)	$(9,256,777)	$(3,757,344)
Change in net assets from fund share transactions	$(3,361,574)	$(5,701,779)	$(12,814,881)	$(2,768,596)
Total change in net assets	$3,969,494	$(1,620,053)	$(2,835,663)	$1,877,350

Net assets
At beginning of period	171,553,146	105,995,249	285,069,744	121,011,037
At end of period	$175,522,640	$104,375,196	$282,234,081	$122,888,387
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$16,185	$480,150	$(78,061)	$(12,464)

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS MISSISSIPPI MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.01	$9.67	$10.27	$10.11	$9.37

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.35	$0.38	$0.39	$0.39
Net realized and unrealized gain (loss) on investments	(0.01)	0.34	(0.57)	0.16	0.74
Total from investment operations	$0.35	$0.69	$(0.19)	$0.55	$1.13

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.35)	$(0.37)	$(0.38)	$(0.39)
From net realized gain on investments	—	—	(0.04)	(0.01)	—
Total distributions declared to shareholders	$(0.34)	$(0.35)	$(0.41)	$(0.39)	$(0.39)
Net asset value, end of period (x)	$10.02	$10.01	$9.67	$10.27	$10.11
Total return (%) (r)(s)(t)(x)	3.60	7.18	(1.82)	5.43	12.23

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.96	0.95	0.90	0.92
Expenses after expense reductions (f)	0.80	0.80	0.80	0.75	0.77
Net investment income	3.63	3.56	3.87	3.80	4.01
Portfolio turnover	17	16	19	12	14
Net assets at end of period (000 omitted)	$88,070	$85,927	$85,405	$114,430	$114,748

See Notes to Financial Statements

Financial Highlights – continued

MFS MISSISSIPPI MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2016		2015	2014	2013	2012
Net asset value, beginning of period	$10.02		$9.68	$10.28	$10.12	$9.38

Income (loss) from investment operations
Net investment income (d)	$0.29		$0.29	$0.31	$0.32	$0.33
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	0.33	(0.57)	0.15	0.73
Total from investment operations	$0.29		$0.62	$(0.26)	$0.47	$1.06

Less distributions declared to shareholders
From net investment income	$(0.27)		$(0.28)	$(0.30)	$(0.30)	$(0.32)
From net realized gain on investments	—		—	(0.04)	(0.01)	—
Total distributions declared to shareholders	$(0.27)		$(0.28)	$(0.34)	$(0.31)	$(0.32)
Net asset value, end of period (x)	$10.04		$10.02	$9.68	$10.28	$10.12
Total return (%) (r)(s)(t)(x)	3.01		6.47	(2.50)	4.67	11.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71		1.71	1.70	1.65	1.67
Expenses after expense reductions (f)	1.47		1.47	1.49	1.47	1.44
Net investment income	2.96		2.90	3.17	3.06	3.35
Portfolio turnover	17		16	19	12	14
Net assets at end of period (000 omitted)	$1,477		$1,655	$2,059	$2,604	$2,078
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.25	$10.74	$11.50	$11.22	$10.34

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.39	$0.43	$0.43	$0.43
Net realized and unrealized gain (loss) on investments	0.01	0.51	(0.79)	0.26	0.87
Total from investment operations	$0.44	$0.90	$(0.36)	$0.69	$1.30

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.39)	$(0.40)	$(0.41)	$(0.42)
Net asset value, end of period (x)	$11.31	$11.25	$10.74	$11.50	$11.22
Total return (%) (r)(s)(t)(x)	4.05	8.48	(3.04)	6.19	12.80

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	0.88	0.86	0.88
Expenses after expense reductions (f)	0.87	0.87	0.88	0.86	0.88
Net investment income	3.84	3.51	3.94	3.73	3.99
Portfolio turnover	13	25	25	18	28
Net assets at end of period (000 omitted)	$169,905	$164,566	$155,149	$188,291	$183,191

	Years ended 3/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.22	$10.71	$11.47	$11.19	$10.31

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.31	$0.34	$0.34	$0.35
Net realized and unrealized gain (loss) on investments	0.02	0.51	(0.78)	0.26	0.87
Total from investment operations	$0.36	$0.82	$(0.44)	$0.60	$1.22

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.31)	$(0.32)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$11.28	$11.22	$10.71	$11.47	$11.19
Total return (%) (r)(s)(t)(x)	3.28	7.69	(3.77)	5.41	12.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.63	1.64	1.61	1.63
Expenses after expense reductions (f)	1.63	1.63	1.63	1.61	1.63
Net investment income	3.10	2.76	3.20	2.98	3.26
Portfolio turnover	13	25	25	18	28
Net assets at end of period (000 omitted)	$5,398	$5,459	$5,501	$7,019	$6,298

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.23	$10.72	$11.48	$11.21	$10.33

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.31	$0.35	$0.34	$0.35
Net realized and unrealized gain (loss) on investments	0.03	0.51	(0.79)	0.25	0.87
Total from investment operations	$0.37	$0.82	$(0.44)	$0.59	$1.22

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.31)	$(0.32)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$11.30	$11.23	$10.72	$11.48	$11.21
Total return (%) (r)(s)(t)(x)	3.37	7.68	(3.77)	5.31	11.97

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.63	1.64	1.61	1.63
Expenses after expense reductions (f)	1.62	1.63	1.63	1.61	1.63
Net investment income	3.09	2.76	3.20	2.98	3.24
Portfolio turnover	13	25	25	18	28
Net assets at end of period (000 omitted)	$26,751	$25,092	$24,225	$36,508	$32,962
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.00	$11.58	$12.38	$12.17	$11.18

Income (loss) from investment operations
Net investment income (d)	$0.42	$0.42	$0.43	$0.42	$0.45
Net realized and unrealized gain (loss) on investments	(0.01)	0.40	(0.76)	0.26	0.97
Total from investment operations	$0.41	$0.82	$(0.33)	$0.68	$1.42

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)	$(0.41)	$(0.40)	$(0.43)
From net realized gain on investments	—	—	(0.06)	(0.07)	—
Total distributions declared to shareholders	$(0.40)	$(0.40)	$(0.47)	$(0.47)	$(0.43)
Net asset value, end of period (x)	$12.01	$12.00	$11.58	$12.38	$12.17
Total return (%) (r)(s)(t)(x)	3.48	7.13	(2.66)	5.59	12.92

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.86	0.87	0.84	0.85
Expenses after expense reductions (f)	0.86	0.85	0.86	0.84	0.85
Net investment income	3.52	3.50	3.64	3.35	3.82
Portfolio turnover	9	16	17	18	24
Net assets at end of period (000 omitted)	$289,167	$281,268	$278,717	$384,213	$357,793

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	0.84	0.83

	Years ended 3/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.98	$11.56	$12.37	$12.16	$11.17

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.33	$0.34	$0.33	$0.36
Net realized and unrealized gain (loss) on investments	(0.01)	0.40	(0.77)	0.26	0.98
Total from investment operations	$0.32	$0.73	$(0.43)	$0.59	$1.34

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.32)	$(0.31)	$(0.35)
From net realized gain on investments	—	—	(0.06)	(0.07)	—
Total distributions declared to shareholders	$(0.31)	$(0.31)	$(0.38)	$(0.38)	$(0.35)
Net asset value, end of period (x)	$11.99	$11.98	$11.56	$12.37	$12.16
Total return (%) (r)(s)(t)(x)	2.71	6.34	(3.47)	4.81	12.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.61	1.62	1.59	1.60
Expenses after expense reductions (f)	1.61	1.61	1.62	1.59	1.60
Net investment income	2.78	2.76	2.89	2.61	3.08
Portfolio turnover	9	16	17	18	24
Net assets at end of period (000 omitted)	$4,213	$4,738	$5,082	$7,618	$7,793

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	1.59	1.58

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.99	$11.57	$12.37	$12.17	$11.17

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.33	$0.34	$0.32	$0.36
Net realized and unrealized gain (loss) on investments	(0.01)	0.40	(0.76)	0.26	0.98
Total from investment operations	$0.32	$0.73	$(0.42)	$0.58	$1.34

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.32)	$(0.31)	$(0.34)
From net realized gain on investments	—	—	(0.06)	(0.07)	—
Total distributions declared to shareholders	$(0.31)	$(0.31)	$(0.38)	$(0.38)	$(0.34)
Net asset value, end of period (x)	$12.00	$11.99	$11.57	$12.37	$12.17
Total return (%) (r)(s)(t)(x)	2.71	6.33	(3.39)	4.72	12.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.61	1.62	1.59	1.60
Expenses after expense reductions (f)	1.61	1.60	1.62	1.59	1.60
Net investment income	2.77	2.75	2.89	2.60	3.06
Portfolio turnover	9	16	17	18	24
Net assets at end of period (000 omitted)	$57,161	$56,074	$56,314	$87,114	$75,895

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	1.59	1.58
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.44	$9.99	$10.63	$10.36	$9.53

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.35	$0.39	$0.40	$0.42
Net realized and unrealized gain (loss) on investments	0.03	0.45	(0.66)	0.25	0.82
Total from investment operations	$0.42	$0.80	$(0.27)	$0.65	$1.24

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)	$(0.37)	$(0.38)	$(0.41)
Net asset value, end of period (x)	$10.50	$10.44	$9.99	$10.63	$10.36
Total return (%) (r)(s)(t)(x)	4.16	8.10	(2.52)	6.35	13.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.95	0.93	0.89	0.93
Expenses after expense reductions (f)	0.79	0.79	0.78	0.74	0.78
Net investment income	3.73	3.42	3.90	3.77	4.20
Portfolio turnover	16	23	21	15	21
Net assets at end of period (000 omitted)	$115,732	$110,378	$110,449	$152,804	$133,328

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	0.74	0.78

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.47	$10.02	$10.65	$10.39	$9.55

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.27	$0.31	$0.32	$0.35
Net realized and unrealized gain (loss) on investments	0.02	0.45	(0.65)	0.24	0.83
Total from investment operations	$0.33	$0.72	$(0.34)	$0.56	$1.18

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.27)	$(0.29)	$(0.30)	$(0.34)
Net asset value, end of period (x)	$10.52	$10.47	$10.02	$10.65	$10.39
Total return (%) (r)(s)(t)(x)	3.26	7.26	(3.16)	5.42	12.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.70	1.68	1.64	1.68
Expenses after expense reductions (f)	1.54	1.55	1.55	1.51	1.55
Net investment income	2.96	2.65	3.12	2.99	3.44
Portfolio turnover	16	23	21	15	21
Net assets at end of period (000 omitted)	$5,647	$6,212	$6,936	$10,793	$10,524

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	1.51	1.54
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S.generally accepted accounting principles required at period end for financial reporting purposes.

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.29	$11.78	$12.61	$12.38	$11.48

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.36	$0.43	$0.43	$0.47
Net realized and unrealized gain (loss) on investments	0.03	0.51	(0.85)	0.22	0.89
Total from investment operations	$0.42	$0.87	$(0.42)	$0.65	$1.36

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.36)	$(0.41)	$(0.42)	$(0.46)
Net asset value, end of period (x)	$12.35	$12.29	$11.78	$12.61	$12.38
Total return (%) (r)(s)(t)(x)	3.52	7.48	(3.31)	5.24	12.02

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.90	0.89	0.86	0.88
Expenses after expense reductions (f)	0.85	0.89	0.89	0.86	0.88
Net investment income	3.17	2.97	3.59	3.42	3.94
Portfolio turnover	8	22	24	15	19
Net assets at end of period (000 omitted)	$176,282	$170,887	$166,428	$220,370	$194,840

	Years ended 3/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.28	$11.77	$12.61	$12.37	$11.47

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.27	$0.34	$0.34	$0.38
Net realized and unrealized gain (loss) on investments	0.04	0.51	(0.86)	0.22	0.89
Total from investment operations	$0.33	$0.78	$(0.52)	$0.56	$1.27

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.27)	$(0.32)	$(0.32)	$(0.37)
Net asset value, end of period (x)	$12.34	$12.28	$11.77	$12.61	$12.37
Total return (%) (r)(s)(t)(x)	2.75	6.69	(4.11)	4.55	11.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.65	1.64	1.61	1.63
Expenses after expense reductions (f)	1.61	1.64	1.64	1.61	1.63
Net investment income	2.42	2.22	2.84	2.67	3.20
Portfolio turnover	8	22	24	15	19
Net assets at end of period (000 omitted)	$4,238	$4,635	$5,125	$7,421	$6,698
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.67	$10.27	$10.96	$10.76	$9.97

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.33	$0.35	$0.39	$0.43
Net realized and unrealized gain (loss) on investments	0.01	0.38	(0.70)	0.18	0.78
Total from investment operations	$0.35	$0.71	$(0.35)	$0.57	$1.21

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.31)	$(0.34)	$(0.37)	$(0.42)
Net asset value, end of period (x)	$10.70	$10.67	$10.27	$10.96	$10.76
Total return (%) (r)(s)(t)(x)	3.32	7.01	(3.15)	5.33	12.31

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.94	0.94	0.89	0.91
Expenses after expense reductions (f)	0.90	0.94	0.94	0.89	0.91
Net investment income	3.17	3.12	3.42	3.51	4.08
Portfolio turnover	14	18	26	20	14
Net assets at end of period (000 omitted)	$105,722	$102,473	$104,102	$133,911	$117,095

	Years ended 3/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.66	$10.26	$10.95	$10.75	$9.97

Income (loss) from investment operations
Net investment income (d)	$0.26	$0.25	$0.28	$0.30	$0.35
Net realized and unrealized gain (loss) on investments	0.01	0.38	(0.71)	0.19	0.77
Total from investment operations	$0.27	$0.63	$(0.43)	$0.49	$1.12

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.26)	$(0.29)	$(0.34)
Net asset value, end of period (x)	$10.69	$10.66	$10.26	$10.95	$10.75
Total return (%) (r)(s)(t)(x)	2.56	6.21	(3.88)	4.55	11.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.69	1.69	1.64	1.66
Expenses after expense reductions (f)	1.65	1.69	1.69	1.64	1.66
Net investment income	2.42	2.37	2.68	2.76	3.34
Portfolio turnover	14	18	26	20	14
Net assets at end of period (000 omitted)	$1,827	$1,902	$1,893	$2,727	$2,535
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.44	$11.05	$11.69	$11.52	$10.67

Income (loss) from investment operations
Net investment income (d)	$0.40	$0.39	$0.40	$0.42	$0.45
Net realized and unrealized gain (loss) on investments	0.04	0.37	(0.64)	0.15	0.83
Total from investment operations	$0.44	$0.76	$(0.24)	$0.57	$1.28

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.37)	$(0.40)	$(0.40)	$(0.43)
Net asset value, end of period (x)	$11.51	$11.44	$11.05	$11.69	$11.52
Total return (%) (r)(s)(t)(x)	3.95	6.97	(2.02)	4.99	12.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.88	0.89	0.86	0.86
Expenses after expense reductions (f)	0.84	0.88	0.88	0.86	0.86
Net investment income	3.52	3.48	3.65	3.57	3.99
Portfolio turnover	9	20	24	11	24
Net assets at end of period (000 omitted)	$251,733	$255,205	$257,695	$335,395	$317,117

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.83	0.86	0.87	0.85	0.85

	Years ended 3/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.44	$11.05	$11.68	$11.51	$10.66

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.31	$0.32	$0.33	$0.36
Net realized and unrealized gain (loss) on investments	0.04	0.37	(0.64)	0.15	0.84
Total from investment operations	$0.35	$0.68	$(0.32)	$0.48	$1.20

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.29)	$(0.31)	$(0.31)	$(0.35)
Net asset value, end of period (x)	$11.50	$11.44	$11.05	$11.68	$11.51
Total return (%) (r)(s)(t)(x)	3.09	6.18	(2.67)	4.21	11.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.63	1.64	1.61	1.61
Expenses after expense reductions (f)	1.60	1.63	1.64	1.61	1.61
Net investment income	2.76	2.73	2.90	2.83	3.25
Portfolio turnover	9	20	24	11	24
Net assets at end of period (000 omitted)	$1,501	$1,921	$2,212	$3,425	$3,781

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.58	1.62	1.63	1.60	1.60

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.44	$11.05	$11.68	$11.51	$10.67

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.31	$0.32	$0.33	$0.36
Net realized and unrealized gain (loss) on investments	0.05	0.37	(0.64)	0.15	0.83
Total from investment operations	$0.36	$0.68	$(0.32)	$0.48	$1.19

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.29)	$(0.31)	$(0.31)	$(0.35)
Net asset value, end of period (x)	$11.51	$11.44	$11.05	$11.68	$11.51
Total return (%) (r)(s)(t)(x)	3.18	6.17	(2.67)	4.21	11.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.63	1.64	1.61	1.61
Expenses after expense reductions (f)	1.59	1.63	1.64	1.61	1.61
Net investment income	2.77	2.73	2.90	2.81	3.24
Portfolio turnover	9	20	24	11	24
Net assets at end of period (000 omitted)	$24,861	$25,108	$25,163	$35,878	$32,519

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.58	1.62	1.63	1.60	1.60
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.36	$10.93	$11.60	$11.49	$10.61

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.38	$0.39	$0.40	$0.43
Net realized and unrealized gain (loss) on investments	(0.02)	0.40	(0.69)	0.09	0.86
Total from investment operations	$0.36	$0.78	$(0.30)	$0.49	$1.29

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.35)	$(0.37)	$(0.38)	$(0.41)
Net asset value, end of period (x)	$11.37	$11.36	$10.93	$11.60	$11.49
Total return (%) (r)(s)(t)(x)	3.23	7.18	(2.54)	4.32	12.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.93	0.93	0.88	0.88
Expenses after expense reductions (f)	0.88	0.90	0.90	0.88	0.88
Net investment income	3.34	3.34	3.58	3.44	3.81
Portfolio turnover	9	22	17	14	14
Net assets at end of period (000 omitted)	$121,455	$121,680	$119,721	$153,032	$143,789

	Years ended 3/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.35	$10.93	$11.59	$11.49	$10.61

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.29	$0.31	$0.31	$0.34
Net realized and unrealized gain (loss) on investments	(0.01)	0.39	(0.68)	0.09	0.86
Total from investment operations	$0.28	$0.68	$(0.37)	$0.40	$1.20

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)	$(0.29)	$(0.30)	$(0.32)
Net asset value, end of period (x)	$11.37	$11.35	$10.93	$11.59	$11.49
Total return (%) (r)(s)(t)(x)	2.56	6.29	(3.18)	3.46	11.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.68	1.68	1.63	1.63
Expenses after expense reductions (f)	1.63	1.65	1.65	1.63	1.63
Net investment income	2.59	2.59	2.83	2.69	3.08
Portfolio turnover	9	22	17	14	14
Net assets at end of period (000 omitted)	$1,062	$1,209	$1,291	$1,890	$2,220
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016; therefore no financial highlights information is shown.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a diversified series of MFS Municipal Series Trust, (with the exception of Mississippi Fund and West Virginia Fund which are non-diversified), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The funds are each investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in states and federal courts located within the Commonwealth of Massachusetts.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to each fund, management expects that the impact of each fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – Each fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a

Notes to Financial Statements – continued

third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2016 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Mississippi Fund
Investments at Value
Municipal Bonds	$—	$87,204,974	$—	$87,204,974
Mutual Funds	2,584,300	—	—	2,584,300
Total Investments	$2,584,300	$87,204,974	$—	$89,789,274

New York Fund
Investments at Value
Municipal Bonds	$—	$198,113,177	$—	$198,113,177
Mutual Funds	3,414,908	—	—	3,414,908
Total Investments	$3,414,908	$198,113,177	$—	$201,528,085

North Carolina Fund
Investments at Value
Municipal Bonds	$—	$345,687,422	$—	$345,687,422
Mutual Funds	245,672	—	—	245,672
Total Investments	$245,672	$345,687,422	$—	$345,933,094

Pennsylvania Fund
Investments at Value
Municipal Bonds	$—	$118,698,453	$—	$118,698,453
Mutual Funds	2,755,968	—	—	2,755,968
Total Investments	$2,755,968	$118,698,453	$—	$121,454,421

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
South Carolina Fund
Investments at Value
Municipal Bonds	$—	$177,745,761	$—	$177,745,761
Mutual Funds	792,476	—	—	792,476
Total Investments	$792,476	$177,745,761	$—	$178,538,237

Tennessee Fund
Investments at Value
Municipal Bonds	$—	$106,096,046	$—	$106,096,046
Mutual Funds	1,884,410	—	—	1,884,410
Total Investments	$1,884,410	$106,096,046	$—	$107,980,456

Virginia Fund
Investments at Value
Municipal Bonds	$—	$279,596,673	$—	$279,596,673
Mutual Funds	3,556,870	—	—	3,556,870
Total Investments	$3,556,870	$279,596,673	$—	$283,153,543

West Virginia Fund
Investments at Value
Municipal Bonds	$—	$120,484,178	$—	$120,484,178
Mutual Funds	352,850	—	—	352,850
Total Investments	$352,850	$120,484,178	$—	$120,837,028

For further information regarding security characteristics, see the Portfolios of Investments.

Derivatives – The Pennsylvania Fund, the South Carolina Fund, and the Virginia Fund use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the Pennsylvania Fund, the South Carolina Fund, and the Virginia Fund were futures contracts.

At March 31, 2016, the funds did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the Pennsylvania Fund, the South Carolina Fund, and the Virginia Fund for the year ended March 31, 2016 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Pennsylvania Fund	Interest Rate	$39,199
South Carolina Fund	Interest Rate	39,199
Virginia Fund	Interest Rate	62,998

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the Pennsylvania Fund, the South Carolina Fund, and the Virginia Fund attempt to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other

Notes to Financial Statements – continued

to collateralize such obligations. Cash that has been segregated to cover each fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The Pennsylvania Fund, the South Carolina Fund, and the Virginia Fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, these funds are required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by these funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by these funds until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

Each fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, each fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to these funds since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. These funds’ maximum risk of loss due to counterparty credit risk is equal to the margin posted by each fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The Virginia Fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holders of the inverse floaters transfer the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the Virginia Fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the Virginia Fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the Virginia Fund in its Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets as reported in the Virginia Fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2016, the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets was $5,007,236 and the weighted average interest rate on the floating rate certificates issued by the trust was 0.05%. For the year ended March 31, 2016, the average payable to the holders of the floating rate certificates from trust assets was $5,009,508 at a weighted average interest rate of 0.04%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2016, interest expense and fees related to self-deposited inverse floaters amounted to $30,907 and are included in “Interest expense and fees” in the Statements of Operations.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Notes to Financial Statements – continued

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2016, is shown as a reduction of total expenses in the Statements of Operations. For the year ended March 31, 2016, custody fees were not reduced for the Mississippi Fund, North Carolina Fund, Tennessee Fund, and the West Virginia Fund.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and secured borrowings, as applicable to each fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/16	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$—	$37,622	$5,035	$63,188	$6,569	$1,815	$187,172	$—
Tax-exempt income	2,947,284	6,445,968	10,887,535	3,984,154	5,143,947	3,083,847	8,646,673	3,731,761
Total distributions	$2,947,284	$6,483,590	$10,892,570	$4,047,342	$5,150,516	$3,085,662	$8,833,845	$3,731,761

Year ended 3/31/15	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$—	$—	$—	$—	$46,957	$11,636	$127,881	$—
Tax-exempt income	3,054,047	6,491,818	10,957,227	3,943,495	5,090,940	3,131,451	9,128,896	3,757,344
Total distributions	$3,054,047	$6,491,818	$10,957,227	$3,943,495	$5,137,897	$3,143,087	$9,256,777	$3,757,344

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/16	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Cost of investments	$82,299,490	$183,753,137	$316,340,804	$111,312,917
Gross appreciation	7,540,804	17,814,167	29,696,964	10,148,355
Gross depreciation	(51,020)	(39,219)	(104,674)	(6,851)
Net unrealized appreciation (depreciation)	$7,489,784	$17,774,948	$29,592,290	$10,141,504
Undistributed ordinary income	5,440	8,153	—	—
Undistributed tax-exempt income	296,257	543,988	1,027,383	352,179
Capital loss carryforwards	(2,600,501)	(6,212,819)	(11,864,985)	(5,031,450)
Other temporary differences	(256,464)	(571,940)	(940,194)	(351,786)

Notes to Financial Statements – continued

As of 3/31/16	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Cost of investments	$165,107,275	$99,657,646	$256,667,886	$111,938,380
Gross appreciation	13,480,951	8,329,727	23,133,933	8,913,206
Gross depreciation	(49,989)	(6,917)	(1,655,512)	(14,558)
Net unrealized appreciation (depreciation)	$13,430,962	$8,322,810	$21,478,421	$8,898,648
Undistributed ordinary income	36,787	949	168,319	5,879
Undistributed tax-exempt income	472,037	747,521	578,167	304,728
Capital loss carryforwards	(7,831,909)	(3,920,263)	(9,111,325)	(5,099,788)
Other temporary differences	(468,379)	(270,779)	(769,386)	(325,062)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2016, each fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:			New York Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
3/31/17			$—	$(310,955)	$—	$—	$—	$—
3/31/18			—	(139,728)	(620,248)	—	—	(314,556)
3/31/19			(1,676,455)	(847,239)	(825,001)	(57,345)	(203,621)	—
Total			$(1,676,455)	$(1,297,922)	$(1,445,249)	$(57,345)	$(203,621)	$(314,556)

Post-enactment losses which are characterized as follows:	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Short-Term	$(562,903)	$(3,376,803)	$(7,891,830)	$(2,492,219)	$(3,234,078)	$(2,009,982)	$(3,084,770)	$(1,404,177)
Long-Term	(2,037,598)	(1,159,561)	(3,973,155)	(1,241,309)	(3,152,582)	(1,852,936)	(5,822,934)	(3,381,055)
Total	$(2,600,501)	$(4,536,364)	$(11,864,985)	$(3,733,528)	$(6,386,660)	$(3,862,918)	$(8,907,704)	$(4,785,232)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	Mississippi Fund		New York Fund		North Carolina Fund		Pennsylvania Fund
	Year ended 3/31/16	Year ended 3/31/15	Year ended 3/31/16	Year ended 3/31/15	Year ended 3/31/16	Year ended 3/31/15	Year ended 3/31/16	Year ended 3/31/15
Class A	$2,903,268	$3,002,563	$5,661,672	$5,652,492	$9,328,511	$9,379,601	$3,889,062	$3,769,713
Class B	44,016	51,484	143,594	154,597	116,378	125,884	158,280	173,782
Class C	—	—	678,324	684,729	1,447,681	1,451,742	—	—
Total	$2,947,284	$3,054,047	$6,483,590	$6,491,818	$10,892,570	$10,957,227	$4,047,342	$3,943,495

	South Carolina Fund		Tennessee Fund		Virginia Fund		West Virginia Fund
	Year ended 3/31/16	Year ended 3/31/15	Year ended 3/31/16	Year ended 3/31/15	Year ended 3/31/16	Year ended 3/31/15	Year ended 3/31/16	Year ended 3/31/15
Class A	$5,053,186	$5,029,139	$3,043,885	$3,100,058	$8,174,709	$8,569,408	$3,704,517	$3,728,386
Class B	97,330	108,758	41,777	43,029	41,235	52,749	27,244	28,958
Class C	—	—	—	—	617,901	634,620	—	—
Total	$5,150,516	$5,137,897	$3,085,662	$3,143,087	$8,833,845	$9,256,777	$3,731,761	$3,757,344

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2016, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$6,272	$14,216	$24,737	$8,512	$12,691	$7,554	$20,094	$8,794

The management fee incurred for the year ended March 31, 2016 was equivalent to an annual effective rate of 0.44% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	New York Fund	North Carolina Fund
Class A	0.90%	0.93%
Class B	1.65%	1.68%
Class C	1.65%	1.68%

These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2017. For the year ended March 31, 2016, the actual operating expenses for these funds did not exceed the limits described above and therefore, the investment adviser did not pay any portion of these funds’ expenses under these agreements.

For the period April 1, 2015 through July 31, 2015, the investment adviser had agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	0.91%	0.94%	0.89%	0.90%
Class B	1.66%	1.69%	1.64%	1.65%
Class C	N/A	N/A	1.64%	N/A

These written agreements terminated on July 31, 2015. For the period April 1, 2015 through July 31, 2015, this reduction amounted to the following and is included in the reduction of total expenses in the Statements of Operations:

South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$—	$147	$—	$11,110
Effective August 1, 2015, the investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	0.84%	0.88%	0.81%	0.87%
Class B	1.59%	1.63%	1.56%	1.62%
Class C	N/A	N/A	1.56%	N/A

These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2017. For the period August 1, 2015 through March 31, 2016, this reduction amounted to the following and is included in the reduction of total expenses in the Statements of Operations:

South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$54,144	$39,271	$124,636	$46,850

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2016, as its portion of the initial sales charge on sales of Class A shares of each fund:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$8,329	$9,362	$23,715	$12,277	$19,484	$7,723	$7,911	$8,539

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	—	0.25%	0.25%	0.10%	$211,380
New York Fund	—	0.25%	0.25%	0.25%	411,767
North Carolina Fund	—	0.25%	0.25%	0.25%	698,520
Pennsylvania Fund	—	0.25%	0.25%	0.10%	277,816
South Carolina Fund	—	0.25%	0.25%	0.25%	424,909
Tennessee Fund	—	0.25%	0.25%	0.25%	254,829
Virginia Fund	—	0.25%	0.25%	0.25%	625,208
West Virginia Fund	—	0.25%	0.25%	0.25%	299,211

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	0.75%	0.25%	1.00%	0.77%	$15,891
New York Fund	0.75%	0.25%	1.00%	1.00%	53,184
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	44,789
Pennsylvania Fund	0.75%	0.25%	1.00%	0.86%	57,787
South Carolina Fund	0.75%	0.25%	1.00%	1.00%	43,664
Tennessee Fund	0.75%	0.25%	1.00%	1.00%	18,606
Virginia Fund	0.75%	0.25%	1.00%	1.00%	16,367
West Virginia Fund	0.75%	0.25%	1.00%	1.00%	11,580

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
New York Fund	0.75%	0.25%	1.00%	1.00%	$252,221
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	558,938
Virginia Fund	0.75%	0.25%	1.00%	1.00%	244,932

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Total Distribution and Service Fees	$227,271	$717,172	$1,302,247	$335,603	$468,573	$273,435	$886,507	$310,791

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2016, these rebates amounted to the following, and are included in the reduction of total expenses in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$3,894	$4,322	$11,058	$147	$4,322	$1,154	$4,854	$2,227
Class B	—	—	—	1	3	—	—	—
Class C	N/A	—	—	N/A	N/A	N/A	151	N/A

Notes to Financial Statements – continued

Mississippi Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2017. For the year ended March 31, 2016, this reduction amounted to $126,829 and is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.00% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2017. For the year ended March 31, 2016, this reduction amounted to $3,709 and is included in the reduction of total expenses in the Statements of Operations.

Pennsylvania Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2017. For the year ended March 31, 2016, this reduction amounted to $166,690 and is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but will continue at least until July 31, 2017. For the year ended March 31, 2016, this reduction amounted to $8,181 and is included in the reduction of total expenses in the Statements of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2016, were as follows:

CDSC imposed	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$—	$—	$262	$750	$206	$1,000	$—	$—
Class B	419	4,412	3,893	5,905	672	96	1,092	2,053
Class C	N/A	742	4,510	N/A	N/A	N/A	592	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2016, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Expenses paid	$4,629	$18,874	$23,728	$15,481	$11,184	$6,142	$24,494	$7,651
Percent of average daily net assets	0.0054%	0.0097%	0.0070%	0.0133%	0.0064%	0.0059%	0.0089%	0.0063%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$58,249	$113,866	$281,558	$87,350	$134,092	$81,546	$228,163	$106,774

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2016 was equivalent to an annual effective rate of each fund’s average daily net assets as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Percentage of average daily net assets	0.0269%	0.0206%	0.0185%	0.0239%	0.0212%	0.0250%	0.0191%	0.0237%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent

Notes to Financial Statements – continued

Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2016 and were as follows:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$250	$162	$666	$252	$647	$165	$665	$643

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$2,255	$2,948	$5,270	$2,237	$5,304	$2,930	$5,294	$5,300

Other – These funds and certain other funds managed by MFS (the funds) have entered into service agreements (the ISO Agreement) which provide for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended March 31, 2016, the fees paid by each fund under this agreement amounted to the following and are included in “Miscellaneous” expense in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$250	$570	$988	$338	$508	$300	$804	$354

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statements of Operations. This money market fund does not pay a management fee to MFS.

On March 31, 2016, MFS purchased the following fund shares as an initial investment in the class:

Fund	Class	Shares	Amount
Mississippi Fund	Class I	5,000	$50,000
New York Fund	Class I	5,000	50,000
North Carolina Fund	Class I	5,000	50,000
Pennsylvania Fund	Class I	5,000	50,000
South Carolina Fund	Class I	5,000	50,000
Tennessee Fund	Class I	5,000	50,000
Virginia Fund	Class I	5,000	50,000
West Virginia Fund	Class I	5,000	50,000

At March 31, 2016, MFS held 100% of the outstanding shares of Class I for each fund.

(4)	Portfolio Securities

For the year ended March 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Purchases	$15,114,629	$38,715,869	$41,287,222	$24,403,438	$24,431,964	$21,746,900	$24,575,735	$11,050,659
Sales	$14,397,467	$24,783,573	$29,814,399	$18,585,608	$14,012,302	$13,583,334	$27,739,012	$11,433,452

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Mississippi Fund				New York Fund
	Year ended 3/31/16		Year ended 3/31/15		Year ended 3/31/16		Year ended 3/31/15
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	884,229	$8,765,829	525,714	$5,207,060	1,323,827	$14,792,912	916,124	$10,156,077
Class B	8,676	85,713	10,896	107,799	50,591	565,237	26,353	289,253
Class C	—	—	—	—	401,247	4,492,046	273,083	3,021,582
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	897,905	$8,901,542	536,610	$5,314,859	1,780,665	$19,900,195	1,215,560	$13,466,912

Shares issued to shareholders in reinvestment of distributions
Class A	259,226	$2,570,326	261,437	$2,591,092	446,547	$4,984,469	433,642	$4,819,979
Class B	3,813	37,827	4,358	43,208	9,815	109,243	10,435	115,653
Class C	—	—	—	—	51,469	573,885	51,323	569,691
	263,039	$2,608,153	265,795	$2,634,300	507,831	$5,667,597	495,400	$5,505,323

Shares reacquired
Class A	(941,639)	$(9,316,800)	(1,036,538)	$(10,265,541)	(1,383,418)	$(15,415,384)	(1,167,388)	$(12,947,890)
Class B	(30,476)	(302,635)	(62,811)	(620,253)	(68,673)	(766,075)	(63,815)	(705,878)
Class C	—	—	—	—	(318,867)	(3,554,913)	(349,619)	(3,867,572)
	(972,115)	$(9,619,435)	(1,099,349)	$(10,885,794)	(1,770,958)	$(19,736,372)	(1,580,822)	$(17,521,340)

Net change
Class A	201,816	$2,019,355	(249,387)	$(2,467,389)	386,956	$4,361,997	182,378	$2,028,166
Class B	(17,987)	(179,095)	(47,557)	(469,246)	(8,267)	(91,595)	(27,027)	(300,972)
Class C	—	—	—	—	133,849	1,511,018	(25,213)	(276,299)
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	188,829	$1,890,260	(296,944)	$(2,936,635)	517,538	$5,831,420	130,138	$1,450,895

	North Carolina Fund				Pennsylvania Fund
	Year ended 3/31/16		Year ended 3/31/15		Year ended 3/31/16		Year ended 3/31/15
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	3,106,914	$36,969,422	2,507,177	$29,795,681	1,539,109	$15,936,660	891,353	$9,165,636
Class B	14,750	175,718	20,575	245,270	27,074	281,613	8,888	92,225
Class C	557,742	6,637,294	517,870	6,159,618	—	—	—	—
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	3,684,406	$43,832,434	3,045,622	$36,200,569	1,571,183	$16,268,273	900,241	$9,257,861

Shares issued to shareholders in reinvestment of distributions
Class A	681,841	$8,111,001	660,252	$7,857,355	323,550	$3,354,793	314,957	$3,253,750
Class B	9,016	107,081	9,839	116,891	14,478	150,472	15,673	162,296
Class C	104,518	1,242,330	102,808	1,222,358	—	—	—	—
	795,375	$9,460,412	772,899	$9,196,604	338,028	$3,505,265	330,630	$3,416,046

Notes to Financial Statements – continued

	North Carolina Fund – continued				Pennsylvania Fund – continued
	Year ended 3/31/16		Year ended 3/31/15		Year ended 3/31/16		Year ended 3/31/15
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(3,148,447)	$(37,417,572)	(3,798,057)	$(45,099,821)	(1,407,207)	$(14,568,952)	(1,691,552)	$(17,407,723)
Class B	(67,814)	(806,082)	(74,514)	(881,247)	(98,265)	(1,019,195)	(123,730)	(1,278,872)
Class C	(575,172)	(6,841,890)	(811,218)	(9,623,884)	—	—	—	—
	(3,791,433)	$(45,065,544)	(4,683,789)	$(55,604,952)	(1,505,472)	$(15,588,147)	(1,815,282)	$(18,686,595)

Net change
Class A	640,308	$7,662,851	(630,628)	$(7,446,785)	455,452	$4,722,501	(485,242)	$(4,988,337)
Class B	(44,048)	(523,283)	(44,100)	(519,086)	(56,713)	(587,110)	(99,169)	(1,024,351)
Class C	87,088	1,037,734	(190,540)	(2,241,908)	—	—	—	—
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	688,348	$8,227,302	(865,268)	$(10,207,779)	403,739	$4,185,391	(584,411)	$(6,012,688)

	South Carolina Fund				Tennessee Fund
	Year ended 3/31/16		Year ended 3/31/15		Year ended 3/31/16		Year ended 3/31/15
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,615,812	$19,761,117	1,530,675	$18,617,267	1,205,328	$12,786,175	884,042	$9,335,433
Class B	6,849	83,823	214	2,601	4,254	44,944	22,150	235,111
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	1,627,661	$19,894,940	1,530,889	$18,619,868	1,214,582	$12,881,119	906,192	$9,570,544

Shares issued to shareholders in reinvestment of distributions
Class A	383,915	$4,687,513	369,839	$4,496,605	257,386	$2,723,517	255,709	$2,706,451
Class B	7,813	95,327	8,697	105,628	3,572	37,764	3,614	38,226
	391,728	$4,782,840	378,536	$4,602,233	260,958	$2,761,281	259,323	$2,744,677

Shares reacquired
Class A	(1,626,624)	$(19,840,988)	(2,126,138)	$(25,774,746)	(1,191,551)	$(12,586,741)	(1,670,747)	$(17,679,656)
Class B	(48,595)	(592,183)	(66,951)	(808,929)	(15,411)	(163,625)	(31,792)	(337,344)
	(1,675,219)	$(20,433,171)	(2,193,089)	$(26,583,675)	(1,206,962)	$(12,750,366)	(1,702,539)	$(18,017,000)

Net change
Class A	373,103	$4,607,642	(225,624)	$(2,660,874)	271,163	$2,922,951	(530,996)	$(5,637,772)
Class B	(33,933)	(413,033)	(58,040)	(700,700)	(7,585)	(80,917)	(6,028)	(64,007)
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	344,170	$4,244,609	(283,664)	$(3,361,574)	268,578	$2,892,034	(537,024)	$(5,701,779)

	Virginia Fund				West Virginia Fund
	Year ended 3/31/16		Year ended 3/31/15		Year ended 3/31/16		Year ended 3/31/15
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,847,123	$21,057,879	1,604,829	$18,186,586	559,878	$6,294,309	723,027	$8,136,413
Class B	5,016	57,427	15,028	170,612	15,154	170,680	2,256	25,811
Class C	261,623	2,976,521	244,201	2,760,979	—	—	—	—
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	2,118,762	$24,141,827	1,864,058	$21,118,177	580,032	$6,514,989	725,283	$8,162,224

Notes to Financial Statements – continued

	Virginia Fund – continued				West Virginia Fund – continued
	Year ended 3/31/16		Year ended 3/31/15		Year ended 3/31/16		Year ended 3/31/15
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	624,166	$7,104,014	628,199	$7,137,437	308,252	$3,470,455	306,334	$3,449,550
Class B	3,493	39,710	3,998	45,381	2,198	24,731	2,215	24,925
Class C	48,684	554,099	49,123	558,038	—	—	—	—
	676,343	$7,697,823	681,320	$7,740,856	310,450	$3,495,186	308,549	$3,474,475

Shares reacquired
Class A	(2,906,452)	$(33,045,000)	(3,242,524)	$(36,854,824)	(899,998)	$(10,124,327)	(1,266,943)	$(14,224,932)
Class B	(46,059)	(522,404)	(51,329)	(583,689)	(30,349)	(341,647)	(16,098)	(180,363)
Class C	(344,961)	(3,915,027)	(375,439)	(4,235,401)	—	—	—	—
	(3,297,472)	$(37,482,431)	(3,669,292)	$(41,673,914)	(930,347)	$(10,465,974)	(1,283,041)	$(14,405,295)

Net change
Class A	(435,163)	$(4,883,107)	(1,009,496)	$(11,530,801)	(31,868)	$(359,563)	(237,582)	$(2,638,969)
Class B	(37,550)	(425,267)	(32,303)	(367,696)	(12,997)	(146,236)	(11,627)	(129,627)
Class C	(34,654)	(384,407)	(82,115)	(916,384)	—	—	—	—
Class I (b)	5,000	50,000	—	—	5,000	50,000	—	—
	(502,367)	$(5,642,781)	(1,123,914)	$(12,814,881)	(39,865)	$(455,799)	(249,209)	$(2,768,596)

(b)	Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016.

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2016, each fund’s commitment fee and interest expense were as follows, and are included in “Miscellaneous” expense in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Commitment Fee	$230	$558	$914	$319	$478	$290	$757	$339
Interest Expense	—	—	—	—	—	—	—	—

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2016, are as follows:

	Underlying Affiliated Fund - MFS Institutional Money Market Portfolio
	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Mississippi Fund	392,651	20,397,435	(18,205,786)	2,584,300
New York Fund	11,356,169	37,964,838	(45,906,099)	3,414,908
North Carolina Fund	7,496,659	47,644,055	(54,895,042)	245,672
Pennsylvania Fund	1,736,542	27,611,728	(26,592,302)	2,755,968
South Carolina Fund	8,648,818	26,398,875	(34,255,217)	792,476
Tennessee Fund	3,310,314	26,385,345	(27,811,249)	1,884,410
Virginia Fund	2,885,858	44,968,703	(44,297,691)	3,556,870
West Virginia Fund	3,623,362	17,344,489	(20,615,001)	352,850

	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Mississippi Fund	$—	$—	$2,463	$2,584,300
New York Fund	—	—	8,512	3,414,908
North Carolina Fund	—	—	5,563	245,672
Pennsylvania Fund	—	—	4,485	2,755,968
South Carolina Fund	—	—	5,331	792,476
Tennessee Fund	—	—	4,446	1,884,410
Virginia Fund	—	—	5,957	3,556,870
West Virginia Fund	—	—	1,886	352,850

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of May 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Mississippi Fund	100.00%
New York Fund	99.42%
North Carolina Fund	99.95%
Pennsylvania Fund	98.44%
South Carolina Fund	99.87%
Tennessee Fund	99.94%
Virginia Fund	97.88%
West Virginia Fund	100.00%

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification. Effective January 1, 2016, Mr. Steven E. Buller became a member of the Audit Committee and has been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Mr. Buller is an “independent” member of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). Effective January 1, 2016, Ms. Laurie J. Thomsen is no longer a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended March 31, 2016 and 2015, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
MFS Alabama Municipal Bond Fund	44,220	44,077
MFS Arkansas Municipal Bond Fund	44,220	44,077
MFS California Municipal Bond Fund	44,220	44,077
MFS Georgia Municipal Bond Fund	44,220	44,077
MFS Maryland Municipal Bond Fund	44,220	44,077
MFS Massachusetts Municipal Bond Fund	44,220	44,077
MFS Mississippi Municipal Bond Fund	44,220	44,077
MFS Municipal Income Fund	50,241	50,241
MFS New York Municipal Bond Fund	44,220	44,077
MFS North Carolina Municipal Bond Fund	44,220	44,077
MFS Pennsylvania Municipal Bond Fund	44,220	44,077
MFS South Carolina Municipal Bond Fund	44,220	44,077
MFS Tennessee Municipal Bond Fund	44,220	44,077
MFS Virginia Municipal Bond Fund	44,220	44,077
MFS West Virginia Municipal Bond Fund	44,220	44,077

Total	669,321	667,319

For the fiscal years ended March 31, 2016 and 2015, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund	0	0	5,779	5,779	0	1,012
To MFS Arkansas Municipal Bond Fund	0	0	5,779	5,779	0	1,040
To MFS California Municipal Bond Fund	0	0	5,779	5,779	0	1,061
To MFS Georgia Municipal Bond Fund	0	0	5,779	5,779	0	1,014
To MFS Maryland Municipal Bond Fund	0	0	5,779	5,779	0	1,021
To MFS Massachusetts Municipal Bond Fund	0	0	5,779	5,779	0	1,053
To MFS Mississippi Municipal Bond Fund	0	0	5,779	5,779	0	1,020
To MFS Municipal Income Fund	0	0	5,840	5,840	0	1,465
To MFS New York Municipal Bond Fund	0	0	5,779	5,779	0	1,042
To MFS North Carolina Municipal Bond Fund	0	0	5,779	5,779	0	1,076
To MFS Pennsylvania Municipal Bond Fund	0	0	5,779	5,779	0	1,026
To MFS South Carolina Municipal Bond Fund	0	0	5,779	5,779	0	1,039
To MFS Tennessee Municipal Bond Fund	0	0	5,779	5,779	0	1,024
To MFS Virginia Municipal Bond Fund	0	0	5,779	5,779	0	1,064
To MFS West Virginia Municipal Bond Fund	0	0	5,779	5,779	0	1,027
Total fees billed by Deloitte to above Funds:	0	0	86,746	86,746	0	15,984

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Alabama Municipal Bond Fund*	0	1,294,130	0	0	5,000	0
To MFS and MFS Related Entities of MFS Arkansas Municipal Bond Fund*	0	1,294,130	0	0	5,000	0
To MFS and MFS Related Entities of MFS California Municipal Bond Fund*	0	1,294,130	0	0	5,000	0
To MFS and MFS Related Entities of MFS Georgia Municipal Bond Fund*	0	1,294,130	0	0	5,000	0
To MFS and MFS Related Entities of MFS Maryland Municipal Bond Fund*	0	1,294,130	0	0	5,000	0

To MFS and MFS Related Entities of MFS Massachusetts Municipal Bond Fund*	0	1,294,130	0	0	5,000	0
To MFS and MFS Related Entities of MFS Mississippi Municipal Bond Fund*	0	1,294,130	0	0	5,000	0
To MFS and MFS Related Entities of MFS Municipal Income Fund*	0	1,294,130	0	0	5,000	0
To MFS and MFS Related Entities of MFS New York Municipal Bond Fund*	0	1,294,130	0	0	5,000	0
To MFS and MFS Related Entities of MFS North Carolina Municipal Bond Fund*	0	1,294,130	0	0	5,000	0
To MFS and MFS Related Entities of MFS Pennsylvania Municipal Bond Fund*	0	1,294,130	0	0	5,000	0
To MFS and MFS Related Entities of MFS South Carolina Municipal Bond Fund*	0	1,294,130	0	0	5,000	0
To MFS and MFS Related Entities of MFS Tennessee Municipal Bond Fund*	0	1,294,130	0	0	5,000	0
To MFS and MFS Related Entities of MFS Virginia Municipal Bond Fund*	0	1,294,130	0	0	5,000	0
To MFS and MFS Related Entities of MFS West Virginia Municipal Bond Fund*	0	1,294,130	0	0	5,000	0

	Aggregate fees for non-audit services
	2016	2015
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,921
To MFS Arkansas Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,949
To MFS California Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,970
To MFS Georgia Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,923
To MFS Maryland Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,930
To MFS Massachusetts Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,962
To MFS Mississippi Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,929
To MFS Municipal Income Fund, MFS and MFS Related Entities#	10,840	1,301,435
To MFS New York Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,951
To MFS North Carolina Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,985
To MFS Pennsylvania Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,935

To MFS South Carolina Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,948
To MFS Tennessee Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,933
To MFS Virginia Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,973
To MFS West Virginia Municipal Bond Fund, MFS and MFS Related Entities#	10,779	1,300,936

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MUNICIPAL SERIES TRUST

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: May 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: May 16, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: May 16, 2016

*	Print name and title of each signing officer under his or her signature.